As filed with the Securities and Exchange Commission on January 31, 2003

                                            1933 Act Registration No. 333-

-------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                  [  ]     Pre-Effective            [  ]     Post-Effective
                           Amendment No.                     Amendment No.

                        TOUCHSTONE VARIABLE SERIES TRUST
                        (Touchstone Small Cap Value Fund)
               [Exact Name of Registrant as Specified in Charter]

                 Area Code and Telephone Number: (513) 362-8000

                             221 East Fourth Street
                                    Suite 300
                             Cincinnati, Ohio 45202
                         ------------------------------
                    (Address of Principal Executive Offices)

                                 Tina D. Hosking
                         Integrated Fund Services, Inc.
                             221 East Fourth Street
                                    Suite 300
                             Cincinnati, Ohio 45202
                          ------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                            Sullivan & Worcester LLP
                               1666 K Street, N.W.
                             Washington, D.C. 20006

         The Registrant has registered an indefinite amount of securities of its Touchstone Small Cap Value Fund under the Securities Act of 1933 pursuant to
Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith. A Rule 24f-2 Notice for the Registrant's fiscal year ended December 31, 2002 will be filed with the Commission on or about March 31, 2003.

         It is proposed that this filing will become effective on March 3, 2003 pursuant to Rule 488 of the Securities Act of 1933.

                             THE LEGENDS FUND, INC.
                             515 West Market Street
                           Louisville, Kentucky 40202
                                  March 3, 2003

Dear Contract Owner:

         As an Owner of a variable annuity contract (the "Contract") issued by Integrity Life Insurance Company, National Integrity Insurance Company or Columbus Life Insurance Co. (each an "Insurance Company"), you have the right to instruct the Insurance Company how to vote certain shares of the Third Avenue Value Portfolio (the "Portfolio") of The Legends Fund, Inc. (the "Company") at a Special Meeting of Shareholders to be held on April 18, 2003. Although you are not directly a shareholder of the Portfolio, some or all of your Contract value is invested, as provided by your Contract, in the Portfolio. Accordingly, you have the right under your Contract to instruct the Insurance Company how to vote the Portfolio's shares that are attributable to your Contract at the Special Meeting. Before the Special Meeting, I would like your vote on the important proposal described in the accompanying Prospectus/Proxy Statement.

         The Prospectus/Proxy Statement describes the proposed reorganization of the Portfolio.

         In the proposed reorganization, all of the assets of the Portfolio would be acquired by Touchstone Small Cap Value Fund ("Touchstone Small Cap Value"), a series of the Touchstone Variable Series Trust (the "Trust"). If the proposed reorganization is completed, Touchstone Small Cap Value will be renamed Touchstone Third Avenue Value Fund. Touchstone Small Cap Value at and after the date of the reorganization is referred to herein as "Touchstone Third Avenue". Touchstone Third Avenue would therefore acquire the Portfolio's assets in the reorganization in exchange for shares of Touchstone Third Avenue and the assumption by Touchstone Third Avenue of the liabilities of the Portfolio. Upon completion of the proposed reorganization, the investment objective and investment strategies of Touchstone Third Avenue would be changed to those of the Portfolio. Touchstone Third Avenue's investment objective therefore would be identical to the investment objective of the Portfolio and Touchstone Third Avenue's investment policies would be substantially identical to those of the Portfolio. In addition, the investment manager of Touchstone Third Avenue will change the investment sub-adviser of Touchstone Third Avenue to the investment sub-adviser of the Portfolio.

         You will receive shares of Touchstone Third Avenue having an aggregate net asset value equal to the aggregate net asset value of your Portfolio's shares. Your account value will not change as a result of the proposed reorganization. Details about Touchstone Third Avenue's investment objective, performance, and management team are contained in the attached Prospectus/Proxy Statement. For federal income tax purposes, the transaction is expected to be a non-taxable event for shareholders and Contract owners.

         The Company's Board of Directors has approved the proposal for the Portfolio and recommends that you vote FOR the proposal.

         I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal. If you attend the meeting, you may give your voting instructions in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed voting instructions form in the enclosed postage-paid envelope or vote by telephone. You may also fax your completed and signed voting instructions form (both front and back sides) to us at ___________. Instructions on how to complete the voting instructions form are included immediately after the Notice of Special Meeting. You may record your vote by telephone by following the voting instructions as outlined on your voting instructions form.

         If you have any questions about the voting instructions form please call the Company at 1-800-325-8583. If we do not receive your completed voting instructions form or your telephone vote within several weeks, we may call and remind you to pass on your voting instructions.

         Thank you for taking this matter seriously and participating in this important process.



                                        Sincerely,

                                        /s/ Don W. Cummings
                                        ----------------------
                                        Don W. Cummings
                                        President
                                        The Legends Fund, Inc.

                             THE LEGENDS FUND, INC.
                             515 West Market Street
                           Louisville, Kentucky 40202

                          Third Avenue Value Portfolio

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held on April 18, 2003

To the Shareholders of the Third Avenue Value Portfolio:

         NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Third Avenue Value Portfolio ("Legends Third Avenue") of The Legends Fund, Inc. (the "Company"), a Maryland corporation, will be held at the offices of the Company, 515 West Market Street, Louisville, Kentucky 40202 on April 18, 2003 at 10:00 a.m. Eastern Time and any adjournments thereof (the "Special Meeting") for the following purposes:

         1. To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of Legends Third Avenue by Touchstone Small Cap Value Fund ("Touchstone Small Cap Value"), a series of Touchstone Variable Series Trust, in exchange for shares of Touchstone Small Cap Value and the assumption by Touchstone Small Cap Value of all of the liabilities, if any, of Legends Third Avenue. The Plan also provides for distribution of these shares of Touchstone Small Cap Value to shareholders of Legends Third Avenue in liquidation and subsequent termination of Legends Third Avenue. A vote in favor of the Plan is a vote in favor of the termination of Legends Third Avenue and the liquidation and dissolution of the Company.

         2. To consider and act upon any other business as may properly come before the Special Meeting.

         If the proposed reorganization is completed, Touchstone Small Cap Value will be renamed Touchstone Third Avenue Value Fund ("Touchstone Third Avenue"). The investment objective and investment strategies of Touchstone Third Avenue will be changed to those of Legends Third Avenue, and the investment manager of Touchstone Third Avenue will change the investment sub-adviser of Touchstone Third Avenue to the investment sub-adviser of Legends Third Avenue.

         The Board of Directors has fixed the close of business on January 31, 2003 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                     By order of the Board of Directors


                                     Kevin L. Howard
                                     Secretary

March 3, 2003

CONTRACT OWNERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTIONS FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE VOTING INSTRUCTIONS FORM ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE. IT IS IMPORTANT THAT THE FORM BE RETURNED PROMPTLY.

                INSTRUCTIONS FOR SIGNING VOTING INSTRUCTIONS FORM

         The following general rules for signing voting instructions forms may be of assistance to you and avoid the time and expense to the Company involved in validating your vote if you fail to sign your voting instructions form properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the voting instructions form.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instructions form.

         3. All Other Accounts: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:

         Registration                                 Valid Signature

         Corporate Accounts

         (1)      ABC Corp. . . . . . . . . . .. . ABC Corp.

         (2)      ABC Corp. . . . . . . . . . .. . John Doe, Treasurer

         (3)      ABC Corp.
                  c/o John Doe, Treasurer . . .    John Doe

         (4)      ABC Corp. Profit Sharing Plan    John Doe, Trustee

         Trust Accounts

         (1)      ABC Trust . . . . . . . . . .    Jane B. Doe, Trustee

         (2)      Jane B. Doe, Trustee
                  u/t/d 12/28/78 . . . . . . .     Jane B. Doe

         Custodial or Estate Accounts

         (1)      John B. Smith, Cust.
                  f/b/o John B. Smith, Jr. UGMA    John B. Smith

         (2)      Estate of John B. Smith . . .    John B. Smith, Jr., Executor

                            ACQUISITION OF ASSETS OF

                          THIRD AVENUE VALUE PORTFOLIO
                                   a series of
                             The Legends Fund, Inc.
                             515 West Market Street
                           Louisville, Kentucky 40202
                                 (800) 325-8583

                        BY AND IN EXCHANGE FOR SHARES OF

                         TOUCHSTONE SMALL CAP VALUE FUND
                                   a series of
                        Touchstone Variable Series Trust
                             221 East Fourth Street
                             Cincinnati, Ohio 45202
                                 (800) 543-0407

                           PROSPECTUS/PROXY STATEMENT

                               DATED MARCH 3, 2003


         This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization (the "Plan") which will be submitted to shareholders of Third Avenue Value Portfolio ("Legends Third Avenue") for consideration at a Special Meeting of Shareholders to be held on April 18, 2003 at 10:00 a.m. Eastern time at the offices of The Legends Fund, Inc. (the "Company"), 515 West Market Street, Louisville, Kentucky 40202, and any adjournments thereof (the "Meeting").

                                     GENERAL

         The Board of Directors of the Company has approved the proposed reorganization of Legends Third Avenue, which is a series of the Company, into Touchstone Small Cap Value Fund ("Touchstone Small Cap Value"), a series of the Touchstone Variable Series Trust (the "Trust"). If the proposed reorganization is completed, Touchstone Small Cap Value will be renamed Touchstone Third Avenue Value Fund, and for purposes of this Prospectus/Proxy Statement, Touchstone Small Cap Value at and after the date of the reorganization is referred to herein as "Touchstone Third Avenue". Legends Third Avenue and Touchstone Small Cap Value (Touchstone Third Avenue) are sometimes referred to respectively in this Prospectus/Proxy Statement individually as a "Portfolio" and collectively as the "Portfolios."

         Integrity Life Insurance Company, a subsidiary of The Western and Southern Life Insurance Company ("Western & Southern") and its affiliates, National Integrity Life Insurance Company and Columbus Life Insurance Co., (individually an "Insurance Company" and collectively the "Insurance Companies") are the record owners of Legends Third Avenue's shares and at the Meeting will vote the shares of the Portfolio held in their separate accounts.

         As an owner of a variable life insurance or annuity contract (a "Contract") issued by the Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of Legends Third Avenue that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of Legends Third Avenue, you have this right because some or all of your Contract value is invested, as provided by your Contract, in Legends Third Avenue. For simplicity, in this Prospectus/Proxy Statement:

         o "Record Holder" of Legends Third Avenue refers to each Insurance Company which holds Legends Third Avenue's shares of record;

         o "shares" refers generally to your shares of common stock or shares of beneficial interest, as applicable, in the Portfolio; and

         o    "shareholder" or "Contract Owner" refers to you.

         In the reorganization, all of the assets of Legends Third Avenue will be acquired by Touchstone Third Avenue in exchange for shares of Touchstone Third Avenue and the assumption by Touchstone Third Avenue of all of the liabilities of Legends Third Avenue (the "Reorganization"). If the Reorganization is approved, shares of Touchstone Third Avenue will be distributed to each Record Holder in liquidation of Legends Third Avenue, and Legends Third Avenue will be terminated as a series of the Company. You will then hold that number of full and fractional shares of Touchstone Third Avenue which have an aggregate net asset value equal to the aggregate net asset value of your shares of Legends Third Avenue. Your account value will not change as a result of the Reorganization.

         If the Reorganization is completed, the investment objective and investment strategies of Touchstone Third Avenue will be changed to those of Legends Third Avenue, and the investment manager of Touchstone Third Avenue will change the investment sub-adviser of Touchstone Third Avenue to the investment sub-adviser of Legends Third Avenue, as indicated in the section below titled "Management of the Portfolios". This Prospectus/Proxy Statement has been prepared assuming that such changes will take place.

         Legends Third Avenue is a separate non-diversified series of the Company, a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Touchstone Small Cap Value is currently a separate diversified series of the Trust, a Massachusetts business trust, which is also an open-end management investment company registered under the 1940 Act. However, if the shareholders of Touchstone Small Cap Value approve a proposal in a proxy statement to be filed with the Securities and Exchange Commission ("SEC") and scheduled for a vote of such shareholders in a special meeting on April 18, 2003, upon completion of the Reorganization Touchstone Third Avenue will change to a non-diversified series of the Trust. A non-diversified Portfolio may invest a significant percentage of its assets in the securities of a single company.

         The investment objective of Legends Third Avenue will be identical to that of Touchstone Third Avenue, as follows:

-------------- -------------------------------------------------------------
          Portfolio                        Investment Objective
----------- -------------------------------------------------------------
----------------- -------------------------------------------------------------
Legends Third Avenue and Touchstone        Each seeks long-term capital
Third Avenue                               appreciation.
------------------------------------------------------- -----------------------

The investment strategies for Legends Third Avenue and Touchstone Third Avenue will be substantially identical (assuming that Touchstone Third Avenue becomes a non-diversified fund).

         This Prospectus/Proxy Statement explains concisely the information about Touchstone Small Cap Value (Touchstone Third Avenue) that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning each Portfolio and the Reorganization is contained in the documents described below, all of which have been filed with the SEC:

------------------------------------------------------------------------------
Information about Legends Third Avenue:       How to Obtain this Information:
--------------------------------------          -------------------------------
--------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Prospectus of the Company relating to         Copies are available upon request
Legends Third Avenue, dated                   and without charge if you:
November 1, 2002

Statement of Additional Information          o Write to the Company at the
of the Company relating to Legends             address listed on the cover page
Third Avenue, dated November 1, 2002           of this Prospectus/Proxy
                                               Statement; or

Annual Report of the Company relating to    o  Call (800) 325-8583 toll-free.
Legends Third Avenue, for
the year ended June 30, 2002

Semi-annual Report of the Company
relating to Legends Third Avenue, for
the six months ended December 31, 2002
-------------------------- --------------------------------------------------
-------------------------- --------------------------------------------------
Information about Touchstone
 Small Cap Value                          How to Obtain this Information:
---------------------------- --------------------------------------------------
---------------------------- --------------------------------------------------
Prospectus of the Trust relating to       A copy if available upon request and
Touchstone Small Cap Value,               without charge if you:
dated May 1, 2002, as revised _______,
2003, which accompanies this              o Write to the Trust at the address
Prospectus/Proxy Statement                  listed on the cover page of this
                                            Prospectus/Proxy Statement; or
Statement of Additional Information
of the Trust relating to Touchstone       o Call (800) 543-0407 toll-free.
Small Cap Value, dated May 1, 2002,
revised May 16, 2002 and January
16, 2003

Annual Report of the Trust relating
to Touchstone Small Cap Value, for
the year ended December 31, 2002
---------------------- --------------------------------------------------
--------------------------- --------------------------------------------------
Information about the Reorganization:    How to Obtain this Information:
------------------------------------     -------------------------------
-------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Additional Information     A copy if available upon request and
dated March 3, 2003, which relates      without charge if you:
to this Prospectus/Proxy Statement
and the Reorganization                  o Write to the Trust at the address
                                          listed on the cover page of this
                                          Prospectus/Proxy Statement; or

                                        o Call (800) 543-0407 toll-free.
--------------------------------------------------------------------------------


         You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

         Information relating to Legends Third Avenue contained in the Prospectus of the Company dated November 1, 2002 (SEC File No. 811-7084) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) Information relating to Touchstone Small Cap Value contained in the Prospectus of the Trust dated May 1, 2002 (SEC File No. 811-8416) also is incorporated by reference in this document. The Statement of Additional Information dated March 3, 2003 relating to this Prospectus/Proxy Statement and the Reorganization, which includes the financial statements of the Company relating to Legends Third Avenue for the year ended June 30, 2002 and the six month period ended December 31, 2002 and the financial statements of the Trust relating to Touchstone Small Cap Value for the year ended December 31, 2002, is incorporated by reference in its entirety in this document.

-------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

         An investment in Touchstone Small Cap Value (Touchstone Third Avenue) through a Contract:

o        is not a deposit of, or guaranteed by, any bank

o is not insured by the FDIC, the Federal Reserve Board or any other government agency

o        is not endorsed by any bank or government agency

o involves investment risk, including possible loss of the purchase payment of your original investment



                                TABLE OF CONTENTS


SUMMARY...........................................................................................................6
         Why is the Reorganization being proposed?................................................................6
         What are the key features of the Reorganization?.........................................................6
         After the Reorganization, what shares of Touchstone Third Avenue will I own?.............................6
         How will the Reorganization affect me?...................................................................7
         How do the Directors recommend that I vote?..............................................................7
         How do the Portfolios' investment objectives, principal investment strategies and risks compare?...........................................................................................8
         How do the Portfolios' fees and expenses compare?.......................................................10
         How do the Portfolios' performance records compare?.....................................................12
         Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?.......................................................14
         Who will be the Adviser and Portfolio Manager of my Portfolio after the
         Reorganization?  What will the management and advisory fees be after the Reorganization?................15
         What will be the primary federal tax consequences of the Reorganization?................................16
RISKS............................................................................................................18
         Are the risk factors for the Portfolios the same?.......................................................18
INFORMATION ABOUT THE REORGANIZATION.............................................................................22
         Reasons for the Reorganization..........................................................................22
         Agreement and Plan of Reorganization....................................................................24
         Federal Income Tax Consequences.........................................................................25
         Pro-forma Capitalization................................................................................27
         Distribution of Shares..................................................................................27
         Purchase and Redemption Procedures......................................................................28
         Exchange Privileges.....................................................................................28
         Dividend Policy.........................................................................................29
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS..................................................................29
         Form of Organization....................................................................................29
         Capitalization..........................................................................................29
         Shareholder Liability...................................................................................30
         Shareholder Meetings and Voting Rights..................................................................31
         Liquidation.............................................................................................30
         Liability and Indemnification of Trustees/Directors.....................................................32
VOTING INFORMATION CONCERNING THE MEETING........................................................................32
         Shareholder Information.................................................................................35
         Control Persons and Principal Holders of Securities.....................................................35
FINANCIAL STATEMENTS AND EXPERTS.................................................................................35
LEGAL MATTERS....................................................................................................36
ADDITIONAL INFORMATION...........................................................................................36
OTHER BUSINESS...................................................................................................36

EXHIBIT A   Agreement and Plan of Reorganization................................................................A-1
EXHIBIT B   Management's Discussion and Analysis................................................................B-1
....................................................................................................................

                                     SUMMARY

         This section summarizes the primary features and consequences of the Reorganization. It may not contain all of the information that is important to you. To understand the Reorganization, you should read this entire Prospectus/Proxy Statement and the exhibits.

         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information relating to the Portfolios and the form of the Agreement and Plan of Reorganization (the "Plan"), which is attached to this Prospectus/Proxy Statement as Exhibit A.

Why is the Reorganization being proposed?

         The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds in the Western & Southern families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts issued by Western & Southern and its affiliates. The objective of Western & Southern and its affiliates is to ensure that a consolidated Legends and Touchstone fund family offers a streamlined, complete and competitive set of mutual funds to serve the interests of shareholders. Legends Third Avenue has not gathered the assets required to reach economies of scale for shareholders. Therefore, the Directors believe that the Reorganization is in the best interests of Legends Third Avenue's shareholders.

         In addition to the Reorganization of your Portfolio, the Directors are also proposing to reorganize three other portfolios of the Company and to dissolve the Company.

What are the key features of the Reorganization?

         The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

     o the transfer in-kind of all of the assets of Legends Third Avenue to Touchstone Third Avenue in exchange for shares of Touchstone Third Avenue;

     o the assumption by Touchstone Third Avenue of all of the liabilities of Legends Third Avenue;

     o the liquidation of Legends Third Avenue by distribution of shares of Touchstone Third Avenue to Legends Third Avenue's shareholders; and

     o the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

         The Reorganization is expected to be completed on or about April 28, 2003.

         After the Reorganization, what shares of Touchstone Third Avenue will I own?

         The new shares of Touchstone Third Avenue you receive will have the same total value as your shares of Legends Third Avenue, as of the close of business on the day immediately prior to the Reorganization.

         How will the Reorganization affect me?

         It is anticipated that the Reorganization should benefit you as well as the Record Holders as follows:

o COST SAVINGS: The operating expense limit of Touchstone Small Cap Value is, and that of Touchstone Third Avenue will be, less than that of Legends Third Avenue. Currently, Touchstone Small Cap Value's voluntary expense limitation is 1.00% of average daily net assets through the period ending on the date of the Reorganization, and Legends Third Avenue's annual operating expenses are 1.08% of average daily net assets. Touchstone Third Avenue's contractual expense limitation will be 1.05% of average daily net assets for a period of at least two years subsequent to the date of the Reorganization.

o OPERATING EFFICIENCIES: Upon the reorganization of Legends Third Avenue into Touchstone Third Avenue, operating efficiencies may be achieved by Touchstone Third Avenue because it will have a greater level of assets. As of December 31, 2002, Legends Third Avenue's total net assets were approximately $39.2 million, and Touchstone Small Cap Value's total net assets were approximately $8.2 million.

         The Reorganization will not affect your Contract rights. The value of your Contract will remain the same immediately following the Reorganization. The Trust will sell its shares on a continuous basis at net asset value only to insurance companies and to certain supplemental executive retirement plans sponsored by Western & Southern and its affiliates. Each Insurance Company will keep the same separate account. Your Contract values will be allocated to the same separate account and that separate account will invest in Touchstone Third Avenue after the Reorganization. After the Reorganization your Contract values will depend on the performance of Touchstone Third Avenue rather than that of Legends Third Avenue. Neither the Company nor Contract Owners will bear any costs of the Meeting, this proxy solicitation or any adjourned session. All of the costs of the Reorganization will be paid by Western & Southern or one of its affiliates.

         Like Legends Third Avenue, Touchstone Third Avenue will declare and pay dividends from net investment income and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. These dividends and distributions will continue to be reinvested by your Insurance Company in additional shares of Touchstone Third Avenue.

                  How do the Directors recommend that I vote?

         The Directors of the Company, including the Directors who are not "interested persons" (the "Disinterested Directors"), as such term is defined in the 1940 Act, have concluded that the Reorganization would be in the best interest of the shareholders of Legends Third Avenue, and that their interests will not be diluted as a result of the Reorganization. Accordingly, the Directors have submitted the Plan for the approval of the shareholders of Legends Third Avenue.

         THE DIRECTORS RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION.

The Trustees of the Trust have also approved the Plan on behalf of Touchstone Small Cap Value.

         How do the Portfolios' investment objectives, principal investment strategies and risks compare?

         The investment objective of Legends Third Avenue will be identical to that of Touchstone Third Avenue, and the investment strategies of each such Portfolio will be substantially identical (assuming that Touchstone Third Avenue becomes a non-diversified fund). The investment objective of each Portfolio is non-fundamental, which means that it may be changed by vote of the Trustees/Directors and without shareholder approval.

         The following table summarizes a comparison of Legends Third Avenue and Touchstone Third Avenue with respect to their investment objectives and principal investment strategies, as set forth in the Prospectuses and Statements of Additional Information relating to the Portfolios (and assuming that Touchstone Third Avenue's investment objective and investment strategies change to those of Legends Third Avenue if the Reorganization is completed, as discussed above).

   -----------------------------------------------------------------------------
                      Legends Third Avenue and Touchstone Third Avenue
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   Investment         Each seeks long-term capital appreciation
   Objective
   ---------------------------------------------------------------------------
   ------------------ ----------------------------------------------------------
   Principal          Each invests in common stocks of well-financed companies
   Investment        (without significant debt in comparison to their cash
   Strategies         resources) priced at a substantial discount to what is
                      believed to be their true value. Each Portfolio frequently finds value in industries that are temporarily depressed.

                      Each also invests in senior securities, such as preferred stocks and debt instruments, that it believes are undervalued. In selecting preferred stocks, the Portfolio may use its selection criteria for either common stocks or debt securities.

                      Each invests in companies regardless of market capitalization, including companies with small capitalizations.

                      Each may invest up to 35% of its total assets in high yield debt securities.

                      Each may invest up to 25% of its assets in foreign securities.
   ------------------ ---------------------------------------------------------

         Legends Third Avenue is a non-diversified fund. Touchstone Small Cap Value is currently a diversified fund which may invest up to 5% of its assets in any one company and limits its investments so that the percentage of its assets invested in a particular economic sector will not be more than double the percentage of the economic sector in the Russell 2000 Index. However, upon approval of Touchstone Small Cap Value's shareholders, Touchstone Third Avenue will change to a non-diversified fund upon completion of the Reorganization, as indicated above.

         The principal risks of investing in Touchstone Third Avenue will be substantially identical to those of investing in Legends Third Avenue. They will include:

o Market risk - a Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings

o Market capitalization risk - investments primarily in issuers in one market capitalization category (large, medium or small) carry the risk that due to current market conditions that category may be out of favor; investments in medium and small capitalization companies may be subject to special risks which cause them to be subject to greater price volatility and more significant declines in market downturns than securities of larger companies

o Investment style risk - different investment styles such as growth or value investing tend to shift in or out of favor, depending on market and economic conditions as well as investor sentiment

o Interest Rate risk - the value of investments in debt securities may decline when prevailing interest rates rise or increase when interest rates go down; due to the increasing difficulty of predicting changes in interest rates over longer periods of time, fixed income securities with longer maturities are more volatile than those with shorter maturities

o Credit risk - the value of investments in debt securities may be adversely affected if an issuer fails to pay principal and interest on the obligation on a timely basis

o High yield debt security risk - lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. Lower rated securities are more subject to credit risk than higher rated securities. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities

o Foreign investment risk - investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers are subject


For Legends Third Avenue (and for Touchstone Third Avenue assuming it becomes a non-diversified fund):

o Non-diversification risk - a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of a Portfolio's investments than in the investment of a Portfolio which invests in numerous issuers.

         Each Portfolio may invest in U.S. government securities and those mortgage-backed securities that are also considered to be U.S. government securities, such as certificates of The Government National Mortgage Association
(GNMA), The Federal National Mortgage Association (FNMA) and The Federal Home Loan Mortgage Corporation (FHLMC) and in collateralized mortgage obligations issued by a U.S. government agency or instrumentality. Investments in mortgage-related securities are subject to pre-payment risk, including loss of anticipated interest and principal.

         Each Portfolio may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions. This strategy, which would be employed only in seeking to avoid losses, is inconsistent with the Portfolios' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

         For a detailed discussion of the Portfolios' risks, see the section entitled "Risks" below.

         The Portfolios have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectuses and Statements of Additional Information of the Portfolios.

     Because Legends Third Avenue and Touchstone Third Avenue will have identical investment objectives and substantially identical investment strategies, it is not anticipated that the securities held by Legends Third Avenue will be sold in order to comply with the policies and investment practices of Touchstone Third Avenue in connection with the Reorganization. It is likely that some portion of the securities owned by Touchstone Small Cap Value will be sold in order to comply with the policies and investment practices of Touchstone Third Avenue in connection with the Reorganization.

     How do the Portfolios' fees and expenses compare?

         Each Portfolio offers only one class of shares. You will not pay any initial or deferred sales charge in connection with the Reorganization.

         The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each of the Portfolios. The amounts for the shares of Legends Third Avenue and Touchstone Small Cap Value set forth in the following tables and in the examples are based on the expenses for Legends Third Avenue and Touchstone Small Cap Value for the fiscal years ended June 30, 2002 and December 31, 2002, respectively. The amounts for shares of Touchstone Third Avenue (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of Touchstone Third Avenue would have been for the fiscal year ended December 31, 2002, assuming the Reorganization had taken place as of that date.

         The shares of Legends Third Avenue and Touchstone Small Cap Value are not, and the shares of Touchstone Third Avenue will not be, charged any initial or deferred sales charge, or any other transaction fees.

THESE TABLES DO NOT REFLECT THE CHARGES AND FEES ASSESSED BY THE INSURANCE COMPANY UNDER YOUR CONTRACT.



         Fees and Expenses (as a percentage of average daily net assets)

-------------- --------------------- -------------------- -----------------------------------------------------
                                                     Legends Third       Touchstone Small      Touchstone Third
                                                     Avenue              Cap Value             Avenue (Pro Forma)
--------------------------------------------- --------------------- -------------------- ----------------------

Management Fees                                      0.65%                0.80%                 0.80%
--------------------------------------------- --------------------- -------------------- ----------------------
--------------------------------------------- --------------------- -------------------- ----------------------
12b-1 Fees                                           None                 None                  None
--------------------------------------------- --------------------- -------------------- ----------------------
--------------------------------------------- --------------------- -------------------- ----------------------
Other Expenses                                       0.43%                1.20%                 0.47%
--------------------------------------------- --------------------- -------------------- ----------------------
--------------------------------------------- --------------------- -------------------- ----------------------
Total Annual Portfolio Operating Expenses            1.08%                 2.00%                1.27%
Before Expense Waiver / Reimbursement*
--------------------------------------------- --------------------- -------------------- ----------------------
--------------------------------------------- --------------------- -------------------- ----------------------
Contractual Expense Waiver / Reimbursement**           --                  ---                   0.22%
--------------------------------------------- --------------------- -------------------- ----------------------
--------------------------------------------- --------------------- -------------------- ----------------------
Total Annual Portfolio Operating Expenses              --                  ---                 1.05%
After Expense Waiver / Reimbursement
--------------------------------------------- --------------------- -------------------- ----------------------

* As of November 1, 2002, the investment manager of Legends Third Avenue agreed to voluntarily limit the expenses of the Portfolio to 1.25%.

** Touchstone Advisors, Inc. and the Trust have entered into a Sponsor Agreement whereby the Total Annual Portfolio Operating Expenses for the shares of Touchstone Small Cap Value will not exceed 1.00% for the period ending upon consummation of the Reorganization and the Total Annual Portfolio Operating Expenses for the shares of Touchstone Third Avenue will not exceed 1.05% for a two year period after consummation of the Reorganization. Prior to the Reorganization, the limitation is voluntary and can be terminated upon 30 days prior written notice at the end of any calendar quarter. After expense reimbursements, the Total Annual Portfolio Operating Expenses of Touchstone Small Cap Value for the year ended December 31, 2002 were 1.00%.

         The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in Legends Third Avenue versus Touchstone Small Cap Value and Touchstone Third Avenue (Pro Forma), assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same throughout all periods, and for Touchstone Third Avenue, are limited for the first two years following consummation of the Reorganization and thereafter, are not limited. The examples are for illustration only, and your actual costs may be higher or lower.

         THE EXAMPLES DO NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

         Examples of Portfolio Expenses

          ---------------------------------------------------------------------
                                         Legends Third Avenue
                    One Year   Three Years   Five Years      Ten Years
                    $110       $343          $595           $1,317
          ---------------------- --------------------------- -------------------

          ----------------------------------------------------------------------
                                      Touchstone Small Cap Value
                    One Year   Three Years   Five Years      Ten Years
                    $102       $524          $980            $2,291
          ---------------------- --------------------------- -------------------


          ---------------------------------------------------------------------
                            Touchstone Third Avenue Pro Forma
                    One Year   Three Years   Five Years      Ten Years
                    $107       $358          $655             $1,506
          ---------------------- -------------------------- -------------------


         How do the Portfolios' performance records compare?

         The following charts show how the shares of Legends Third Avenue and the shares of Touchstone Small Cap Value have performed in the past. Past performance is not an indication of future results.

         PERFORMANCE DOES NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

         Year-by-Year Total Return (%)
         -----------------------------
         The charts below show the percentage gain or loss for the shares of Legends Third Avenue and Touchstone Small Cap Value in each full calendar year since the inception of each Portfolio on December 14, 1992 and May 1, 1999, respectively.

         The charts should give you a general idea of the risks of investing in the Portfolios by showing how a Portfolio's return has varied from year-to-year. The charts include the effects of Portfolio expenses. Total return amounts are based on the inception date of the Portfolio which may have occurred before your Contract began; accordingly, your investment results may differ. The Portfolios can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart. The performance of Legends Third Avenue prior to November 1, 2000 reflects that of the Portfolio's prior sub-adviser, and the performance of Touchstone Small Cap Value prior to May 1, 2002 reflects that of the Portfolio's prior sub-adviser.



                              Legends Third Avenue


---------- ---------- ---------- --------- ---------- --------- ---------- --------- ---------- ----------
4.66%      -2.07%     43.65%     24.51%    30.42%     18.41%    -12.14%    11.16%    15.22%     -17.49%







93         94         95         96        97         98        99         00        01         02
---------- ---------- ---------- --------- ---------- --------- ---------- --------- ---------- ----------

                         High Quarter: 4th- 1998 +16.34%
                         Low Quarter: 3rd - 2002 -22.41%



                    Touchstone Small Cap Value

          --------------------- ------------------- -----------------
              -19.72%               14.16%            -22.55%



               00                   01                 02
           --------------------- ------------------- -----------------

                         High Quarter: 4th- 2001 +39.18%
                         Low Quarter: 3rd - 2001 -26.10%

         The next table lists the average annual total return of the shares of Legends Third Avenue for the past one, five and ten years and since inception (through December 31, 2002) and of Touchstone Small Cap Value for the past one year and since inception (through December 31, 2002). This table includes the effects of Portfolio expenses and is intended to provide you with some indication of the risks of investing in each Portfolio by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the tables. An index does not reflect fees or expenses. It is not possible to invest directly in an index.


         Average Annual Total Return (for the period ended 12/31/2002)(1)

------------ ----------------- ------------------ -------------- --------------


                            1 Year Ended     5 Years Ended     10 Years Ended        From         Inception
                               12/31/02          12/31/02          12/31/02       Inception to       Date
                               --------          --------          --------         12/31/02         ----
                                                                                    --------
    ----------------------- ---------------- ----------------- ------------------ -------------- --------------
      ----------------------- ---------------- ----------------- ------------------ -------------- --------------

    Legends Third Avenue        -17.49%           1.91%             10.60%           10.75%        12/14/92
    ----------------------- ---------------- ----------------- ------------------ -------------- --------------
    ----------------------- ---------------- ----------------- ------------------ -------------- --------------
    Touchstone Small            -22.55%            ---                ---            -4.74%         5/01/99
    Cap Value
    ----------------------- ---------------- ----------------- ------------------ -------------- --------------
    ----------------------- ---------------- ----------------- ------------------ -------------- --------------
    S&P 500 Index               -22.10%           -0.59%             9.34%           9.34%*
                                                                                     9.52%**
    ----------------------- ---------------- ----------------- ------------------ -------------- --------------
    ----------------------- ---------------- ----------------- ------------------ -------------- --------------
    Russell 2000 Index          -20.48%           -1.36%             7.16%           7.16%*
                                                                                     1.99%**
    ----------------------- ---------------- ----------------- ------------------ -------------- --------------
    ----------------------- ---------------- ----------------- ------------------ -------------- --------------
    Russell 2000 Value           -11.43%             2.71%             10.66%         5.86%**
    Index
    ----------------------- ---------------- ----------------- ------------------ -------------- --------------

         (1) Reflects waiver of advisory fees and reimbursements and/or waivers of expenses for certain periods. Without such reimbursements and/or waivers, the average annual total returns during the periods would have been lower.

         * Date of Index performance is from 12/31/92.
        ** Date of Index performance is from 04/30/99.

                                  ----------------------------

         The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market.

         The Russell 2000 Index is a widely recognized unmanaged index of small cap stock performance. The Russell 2000 Value Index is a widely recognized unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

         For a detailed discussion of the manner of calculating total return, please see the Portfolios' Statements of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

         Important information about Touchstone Small Cap Value is also contained in management's discussion of Touchstone Small Cap Value's performance, attached as Exhibit B to this Prospectus/Proxy Statement. This information also appears in the most recent Annual Report of the Trust relating to Touchstone Small Cap Value.

         Upon consummation of the Reorganization Touchstone Third Avenue will assume and publish the performance history of Legends Third Avenue.

                  Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?

         The Reorganization will not affect your right to purchase and redeem shares, to change among the Insurance Company's separate account options, to annuitize, and to receive distributions as permitted by your Contract. After the Reorganization, you will be able under your current Contract to purchase additional shares of Touchstone Third Avenue. For more information, see "Purchase and Redemption Procedures", "Exchange Privileges" and "Dividend Policy" below.

                  Who will be the Adviser and Portfolio Manager of my Portfolio after the Reorganization? What will the management and advisory fees be after the Reorganization?

         Management of the Portfolios

         The overall management of Legends Third Avenue is the responsibility of, and is supervised by, the Board of Directors of the Company, and the overall management of Touchstone Small Cap Value (and of Touchstone Third Avenue after the Reorganization) is the responsibility of, and is supervised by, the Board of Trustees of the Trust.

         Manager

     Touchstone Advisors, Inc. (the "Manager") is the investment manager for each Portfolio. The Manager selects and pays the fees of the sub-advisers for each Portfolio and monitors each sub-adviser's investment program. The Manager is an indirect wholly-owned subsidiary of Western & Southern.

         Facts about the Manager:


          o    As  of  December  31,  2002,   the  Manager   managed  assets  of
               approximately $1.8 billion.

          o The Manager is located at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

         The Trust and the Manager have received an order from the SEC whereby under certain circumstances, the Manager may select or change sub-advisers, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. Pursuant to this order, upon completion of the Reorganization, the Manager will change the Adviser of Touchstone Third Avenue to the Adviser described below.

         Adviser

         Third Avenue Management LLC (the "Adviser") is the investment adviser to Legends Third Avenue and upon completion of the Reorganization will be the investment adviser to Touchstone Third Avenue. Pursuant to a Sub-Advisory Agreement with the Manager, the Adviser will continuously furnish an investment program for Touchstone Third Avenue, make day-to-day investment decisions on behalf of the Portfolio, and arrange for the execution of Portfolio transactions.

         Facts about the Adviser:

         -----------------------------------------------------------------------
         o The Adviser has provided money management services to private and institutional clients since 1990.

         o The Adviser had assets under management of approximately $4.6 billion as of December 31, 2002.

         o The Adviser is located at 767 Third Avenue, New York, New York 10017-2023.

         Portfolio Management

         Martin J. Whitman and Curtis R. Jensen will manage Touchstone Third Avenue upon completion of the Reorganization and have each managed Legends Third Avenue since November 2000. Mr. Whitman, Chairman and CIO of the Adviser, joined the Adviser in ________. Mr. Jensen, a portfolio manager for the Adviser's private and institutional advisory business, joined the Adviser in 1995.

         Management Fees

         For its management and supervision of the daily business affairs of Touchstone Third Avenue, the Manager is entitled to receive a monthly fee at the annual rate of 0.80% of the Portfolio's average daily net assets.

         The Manager may, at its discretion, reduce or waive its fee or reimburse Touchstone Third Avenue for certain of its other expenses in order to reduce the expense ratios. Unless otherwise agreed upon, the Manager may also reduce or cease these voluntary waivers and reimbursements at any time. In addition, as stated above, the Trust and the Manager have entered into a Sponsor Agreement with respect to Touchstone Small Cap Value and Touchstone Third Avenue whereby, subsequent to the consummation of the Reorganization, Touchstone Third Avenue's total operating expenses will be contractually limited.

         Advisory Fees

         Under the terms of the Sub-Advisory Agreement, the Adviser will be paid a fee of 0.50% of average daily net assets by the Manager for providing advisory services to Touchstone Third Avenue. The Portfolio does not pay a fee to the Adviser.

       What will be the primary federal tax consequences of the Reorganization?

         Prior to or at the completion of the Reorganization, Legends Third Avenue and Touchstone Small Cap Value will have received an opinion from the law firm of Sullivan & Worcester LLP that the Reorganization has been structured so that no gain or loss will be recognized by Legends Third Avenue or its Record Holders for federal income tax purposes as a result of receiving shares of Touchstone Third Avenue in connection with the Reorganization. The holding period and aggregate tax basis of the shares of Touchstone Third Avenue that are received by the Record Holders of Legends Third Avenue will be the same as the holding period and aggregate tax basis of the shares of Legends Third Avenue previously held by such Record Holders, provided that such shares of Legends Third Avenue are held as capital assets. In addition, the holding period and tax basis of the assets of Legends Third Avenue in the hands of Touchstone Third Avenue as a result of the Reorganization will be the same as in the hands of Legends Third Avenue immediately prior to the Reorganization, and no gain or loss will be recognized by Touchstone Third Avenue upon the receipt of the assets of Legends Third Avenue in exchange for shares of Touchstone Third Avenue and the assumption by Touchstone Third Avenue of Legends Third Avenue's liabilities. Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization.

                              RISKS

     Are the risk factors for the Portfolios the same?

         Yes. The risk factors will be substantially identical due to the identical investment objectives and substantially identical investment policies of Legends Third Avenue and Touchstone Third Avenue. Many of the risks of Touchstone Third Avenue are described in greater detail in the Portfolio's Prospectus.

         What are the primary risks of investing in each Portfolio?

         An investment in each Portfolio is subject to certain risks. There is no assurance that investment performance of either Portfolio will be positive or that the Portfolios will meet their investment objectives. The following tables and discussions highlight the primary risks associated with investment in each of the Portfolios (assuming implementation of the changes regarding Touchstone Third Avenue's investment strategies upon completion of the Reorganization, as described above).

--------------------------------------------------------------------------------
                                  Each of the Portfolios is subject to Market
                                  Risk.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                  Each normally invests in common stocks; in
                                  selecting preferred stocks, each may
Legends Third    Touchstone       use its selection criteria for common stocks.
Avenue           Third Avenue
---------------- ---------------------------------------------------------------

         A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's investment adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its investment adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the investment adviser overweights fixed income markets or industries where there are significant declines.


--------------------------------------------------------------------------------
                                  Each of the Portfolios is subject to Market
                                  Capitalization Risk.

--------------------------------- ----------------------------------------------
---------------- ---------------- ---------------------------------------------
                                  Each normally invests in companies regardless
Legends                           of market capitalization, including
Third            Touchstone       companies with small capitalizations.
Avenue           Third Avenue
---------------- --------------------------------------------------------------

         Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies.

--------------------------------------------------------------------------------
                                  Each of the Portfolios is subject to
                                  Investment Style Risk.
--------------------------------- ---------------------------------------------
---------------- ---------------- ----------------------------------------------
                                  Each invests primarily in securities of
                                  undervalued companies.
Legends Third    Touchstone
Avenue           Third Avenue
---------------- ---------------- ----------------------------------------------

         Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor. In addition, the price of securities in industries that are temporarily depressed, such as those in which each Portfolio often finds value, may tend to go down more than those of companies in other industries.


-------------------------------- ----------------------------------------------
                                  Each of the Portfolios is subject to Interest
                                  Rate Risk.
--------------------------------- ---------------------------------------------
--------------- ----------------- ---------------------------------------------
Legends  Touchstone               Each invests in senior securities, such as
Third    Third                    preferred stocks and debt instruments; in
Avenue   Avenue                   selecting preferred stocks, each may use
                                  selection criteria for debt securities.

--------------- ----------------- ----------------------------------------------

         The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. Since each Portfolio may invest a portion of its assets in debt securities or stocks purchased primarily for dividend income, if interest rates were to rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

         Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.



--------------------------------- ----------------------------------------------
                                  Each of the Portfolios is subject to Credit
                                  Risk.
--------------------------------- ----------------------------------------------
--------------- ----------------- ----------------------------------------------
Legends   Touchstone              Each invests in senior securities, such as
Third     Third                   preferred stocks and debt instruments; in
Avenue    Avenue                  selecting preferred stocks, each may use
                                  selection criteria for debt securities.
--------------- ----------------- ----------------------------------------------

         The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If the Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.



--------------------------------- ----------------------------------------------
                                  Each of the Portfolios is subject to
                                  High Yield Debt Security Risk.
--------------------------------- ---------------------------------------------
--------------- ----------------- ----------------------------------------------
Legends   Touchstone              Each may invest up to 35% of its total assets
Third     Third                   in high yield debt securities.
Avenue    Avenue
--------------- ----------------- ----------------------------------------------

         High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.



--------------------------------- ----------------------------------------------
                                  Each of the Portfolios is subject to Foreign
                                  Investment Risk.
--------------------------------- ----------------------------------------------
--------------- ----------------- ----------------------------------------------
Legends    Touchstone             Each may invest up to 25% of its assets in
Third      Third                  foreign securities.
Avenue     Avenue
--------------- ----------------- ---------------------------------------------

         Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

         In addition, assuming Touchstone Third Avenue changes to a non-diversified fund:



--------------------------------- ---------------------------------------------
                                  Each of the Portfolios is subject to
                                  Non-Diversification Risk
--------------------------------- ---------------------------------------------
--------------- ----------------- ----------------------------------------------
                                  Each is a non-diversified fund.
Legends Third   Touchstone
Avenue          Third Avenue
--------------- ----------------- --------------------------------------------

         An investment in a Portfolio that is non-diversified entails greater risk than an investment in a diversified fund. When a Portfolio is non-diversified, it may invest up to 25% of its assets in a single issuer and up to 50% of its assets may consist of securities of only two issuers. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Portfolio's investments than in the investments of a Portfolio which invests in numerous issuers.


      Are there any other risks of investing in each Portfolio?

         Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

         If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

         When adverse market or economic conditions occur, each Portfolio may invest all or a portion of its assets in defensive investments. Such investments include high grade debt securities, obligations of the U.S. government or high quality short-term money market investments. When following a defensive strategy, a Portfolio will be less likely to meet its investment objective.


                      INFORMATION ABOUT THE REORGANIZATION

     Reasons for the Reorganization

         The Reorganization is part of an overall plan to eliminate duplicate fund offerings with overlapping investment objectives and policies in the families of funds which serve as funding vehicles for insurance contracts issued by the Insurance Companies and their affiliates. In addition to the Reorganization, the Company's Directors have approved separate reorganizations involving the other three portfolios of the Company, with the intention that operating efficiencies could be achieved by consolidating investment operations in the Trust. The objective of this Reorganization and other similar proposed reorganizations is to ensure that a consolidated fund family offers a streamlined and competitive set of investment portfolios that serve the interests of shareholders. In addition, Legends Third Avenue has not gathered the assets required to reach economies of scale and operating efficiencies for shareholders.

         At a special meeting held on January 27, 2003, all of the Directors of the Company, including the Disinterested Directors, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of Legends Third Avenue, and that the interests of existing shareholders of Legends Third Avenue will not be diluted as a result of the transactions contemplated by the Reorganization.

         Before approving the Plan, the Directors evaluated extensive information provided by the management of the Company and reviewed various factors about the Portfolios and the proposed Reorganization.

         The Directors considered the relative asset size of each Portfolio, including the benefits of Legends Third Avenue joining with Touchstone Small Cap Value to create a larger combined entity. As of December 31, 2002, Legends Third Avenue's assets were approximately $39.2 million and Touchstone Small Cap Value's assets were approximately $8.2 million.

         In addition, the Directors considered, among other things:

          o    the terms and conditions of the Reorganization;

          o the fact that the Reorganization would not result in the dilution of shareholders' interests;

          o the effect of the Reorganization on the Contract Owners and the value of their Contracts;

          o the expense ratios, fees and expenses of Legends Third Avenue and Touchstone Small Cap Value, and the anticipated expense ratios, fees and expenses of Touchstone Third Avenue;

          o the fact that the Manager has contractually agreed to limit the total annual operating expenses of Touchstone Third Avenue for at least two years and that such expenses would be lower than the current operating expenses of Legends Third Avenue;

          o the fact that Legends Third Avenue and Touchstone Third Avenue will have identical investment objectives and substantially identical principal investment strategies;

          o the strength of the portfolio management teams and the fact that the Reorganization provides continuity of money management for shareholders due to the fact that Legends Third Avenue's portfolio managers will also be the portfolio managers of Touchstone Third Avenue;

          o the fact that Western & Southern or one of its affiliates will bear the expenses incurred by Legends Third Avenue and Touchstone Small Cap Value in connection with the Reorganization;

          o the potential benefits to shareholders, including operating efficiencies, which may be achieved from participating in the restructuring of the investment portfolios to be offered in connection with each Insurance Company's insurance and annuity products and supplemental executive retirement plans;

          o the fact that Touchstone Third Avenue will assume all of the liabilities of Legends Third Avenue;

          o the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes; and

          o alternatives available to shareholders of Legends Third Avenue, including the ability to redeem their shares.

         During their consideration of the Reorganization, the Directors of the Company met with counsel to the Independent Directors regarding the legal issues involved.

         After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Directors of the Company concluded that the proposed Reorganization would be in the best interests of Legends Third Avenue and its shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of Legends Third Avenue for approval.

         The Trustees of the Trust have also approved the Plan on behalf of Touchstone Small Cap Value.

                  Agreement and Plan of Reorganization

         The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

         The Plan provides that all of the assets of Legends Third Avenue will be acquired by Touchstone Third Avenue in exchange for shares of Touchstone Third Avenue and the assumption by Touchstone Third Avenue of all of the liabilities of Legends Third Avenue on or about April 28, 2003 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Legends Third Avenue will endeavor to discharge all of its known liabilities and obligations. Legends Third Avenue will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date (the "Valuation Time").

         At or prior to the Closing Date, Legends Third Avenue will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Portfolio's Record Holders all of the Portfolio's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Portfolio's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

         The number of full and fractional shares of Touchstone Third Avenue to be received by the Record Holders of Legends Third Avenue will be determined by multiplying the outstanding shares of Legends Third Avenue by a factor which shall be computed by dividing the net asset value per share of Legends Third Avenue by the net asset value per share of Touchstone Small Cap Value. These computations will take place as of the Valuation Time. The net asset value per share will be determined by dividing assets, less liabilities, by the total number of outstanding shares.

         Brown Brothers Harriman & Co., the custodian for Touchstone Small Cap Value, will compute the value of each Portfolio's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectuses and Statements of Additional Information of Touchstone Small Cap Value and Legends Third Avenue, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

         As soon after the Closing Date as conveniently practicable, Legends Third Avenue will liquidate and distribute pro rata to the Record Holders as of the close of business on the Closing Date the full and fractional shares of Touchstone Third Avenue received by Legends Third Avenue. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Legends Third Avenue's Record Holders on Touchstone Third Avenue's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Touchstone Third Avenue due to Legends Third Avenue's Record Holders. All issued and outstanding shares of Legends Third Avenue will be canceled. The shares of Touchstone Third Avenue to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, Legends Third Avenue will be terminated. Following the termination of each portfolio of the Company, the Company will be dissolved.

     The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval, as applicable, by Legends Third Avenue's shareholders, accuracy of various representations and warranties and receipt of a tax opinion. In addition, approval by the shareholders of Touchstone Small Cap Value of the change of that Portfolio to a non-diversifed series of the Trust is
a   condition   precedent   to  the   consummation   of   the   Reorganization.
Notwithstanding approval of Legends Third Avenue's shareholders, the Plan may be terminated (a) by the mutual agreement of Legends Third Avenue and Touchstone Small Cap Value; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date if not cured within 30 days, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         Whether or not the Reorganization is consummated, Western & Southern or one of its affiliates will pay the expenses incurred by Legends Third Avenue and Touchstone Small Cap Value in connection with the Reorganization (including the cost of any proxy-soliciting agent). In such event, no portion of the expenses will be borne directly or indirectly by Legends Third Avenue, Touchstone Small Cap Value or their shareholders.

         If Legends Third Avenue's shareholders do not approve the Reorganization, the Directors will consider other possible courses of action which may be in the best interests of shareholders.

                  Federal Income Tax Consequences

         The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization. As a condition to the closing of the Reorganization, Touchstone Small Cap Value and Legends Third Avenue will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Portfolios, for federal income tax purposes, upon consummation of the
Reorganization:

(1) The transfer of all of the assets of Legends Third Avenue solely in exchange for shares of Touchstone Third Avenue and the assumption by Touchstone Third Avenue of all of the liabilities of Legends Third Avenue followed by the distribution of Touchstone Third Avenue's shares to the Record Holders of Legends Third Avenue in dissolution and liquidation of Legends Third Avenue, will constitute a "reorganization" within the meaning of section 368(a)(1)(D) of the Code, and Touchstone Third Avenue and Legends Third Avenue will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

(2) No gain or loss will be recognized by Touchstone Third Avenue upon the receipt of the assets of Legends Third Avenue solely in exchange for the shares of Touchstone Third Avenue and the assumption by Touchstone Third Avenue of the liabilities of Legends Third Avenue;

(3) No gain or loss will be recognized by Legends Third Avenue on the transfer of its assets to Touchstone Third Avenue in exchange for Touchstone Third Avenue's shares and the assumption by Touchstone Third Avenue of the liabilities of Legends Third Avenue or upon the distribution (whether actual or constructive) of Touchstone Third Avenue's shares to Legends Third Avenue's Record Holders in exchange for their shares of Legends Third Avenue;

(4) No gain or loss will be recognized by Legends Third Avenue's Record Holders upon the exchange of their shares of Legends Third Avenue for shares of Touchstone Third Avenue in liquidation of Legends Third Avenue;

(5) The aggregate tax basis of the shares of Touchstone Third Avenue received by each Record Holder of Legends Third Avenue pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Legends Third Avenue held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of Touchstone Third Avenue received by each Record Holder of Legends Third Avenue will include the period during which the shares of Legends Third Avenue exchanged therefor were held by such Record Holder (provided that the shares of Legends Third Avenue were held as a capital asset on the date of the Reorganization); and

(6) The tax basis of the assets of Legends Third Avenue acquired by Touchstone Third Avenue will be the same as the tax basis of such assets to Legends Third Avenue immediately prior to the Reorganization, and the holding period of such assets in the hands of Touchstone Third Avenue will include the period during which the assets were held by Legends Third Avenue.

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, each Record Holder of Legends Third Avenue would recognize a taxable gain or loss equal to the difference between its tax basis in its Legends Third Avenue shares and the fair market value of the shares of Touchstone Third Avenue it received.

                  Pro-forma Capitalization

         The following table sets forth the capitalization of Legends Third Avenue and Touchstone Small Cap Value as of December 31, 2002, and the capitalization of Touchstone Third Avenue on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.0 shares of Touchstone Third Avenue for each share of Legends Third Avenue.


         Capitalization of Legends Third Avenue, Touchstone Small Cap Value and
                    Touchstone Third Avenue (Pro Forma)


---------------------------- ------------------- ------------------- -------------------------
                               Legends Third     Touchstone Small    Touchstone Third Avenue
                                   Avenue            Cap Value          Pro-forma (After
                                                                         Reorganization)

Net Assets                   $39,263,612         $ 8,226,217         $47,489,829
Net Asset Value Per Share    $13.40              $ 5.05              $13.40
Shares Outstanding           2,930,106           1,628,413           3,544,017
---------------------------- ------------------- ------------------- -------------------------


         The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Portfolio at the time of the Reorganization.

                  Distribution of Shares

         All portfolios of the Trust sell shares to the separate accounts of the Insurance Companies and their affiliates as a funding vehicle for the Contracts offered by the Insurance Companies and certain of the Trust's portfolios offer shares to certain supplemental executive retirement plans sponsored by Western & Southern and its affiliates. Expenses of the Trust are passed through to the Insurance Company's separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the Insurance Company at the separate account level. (The Insurance Company Contracts Prospectus describes all fees and charges relating to a Contract.) The Trust may also offer shares to other separate accounts of other insurers if approved by the Board of Trustees of the Trust.

         Touchstone Securities, Inc., an indirect wholly-owned subsidiary of Western & Southern, distributes the Contracts, and each Portfolio's shares underlying such Contracts, directly and through broker-dealers, banks, or other financial intermediaries.

         In the proposed Reorganization, shareholders of Legends Third Avenue will receive shares of Touchstone Third Avenue. Shares of Touchstone Third Avenue will be sold at net asset value without any initial or deferred sales charges and will not be subject to distribution-related or shareholder servicing-related fees. No Rule 12b-1 plan has been adopted for the shares of Touchstone Third Avenue.

         In connection with the Reorganization, no sales charges are imposed. Certain sales or other charges are imposed by the Contracts for which Touchstone Third Avenue will serve as an investment vehicle. A more detailed description of the shares is contained in the Prospectus and Statement of Additional Information relating to Touchstone Small Cap Value.

                  Purchase and Redemption Procedures

         The Prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of Legends Third Avenue. No fee is charged by Legends Third Avenue for selling (redeeming) shares. The Contracts Prospectus describes whether an Insurance Company charges any fees for redeeming your interest in a Contract. Legends Third Avenue buys or sells shares at net asset value per share of the Portfolio for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Contract.

         Touchstone Securities, Inc. places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Orders are effected at the net asset value per share for the Portfolio determined on that same date, without the imposition of any sales commission or redemption charge. The Insurance Company uses this net asset value to calculate the value of your interest in your Contract.

                  Exchange Privileges

         The Contracts Prospectus indicates whether an Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by the Trust or the Company.


                 Dividend Policy

         Each Portfolio has the same distribution policy. Each Portfolio declares and distributes its dividends from net investment income to the Insurance Company separate accounts at least once a year and not to you, the Contract Owner. These distributions are in the form of additional shares of stock or beneficial interest, as applicable, and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. All net realized long- or short-term capital gains of each Portfolio are also declared and distributed once a year and reinvested in the Portfolio.

         Each Portfolio has qualified, and Touchstone Third Avenue intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Portfolio must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Portfolio distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders of record, it is expected that a Portfolio will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.

             COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

         As a Maryland corporation, the operations of the Company are governed by its Articles of Incorporation and By-Laws, and applicable Maryland law, rather than by the Amended and Restated Agreement and Declaration of Trust and By-Laws of the Trust, and Massachusetts law. The Amended and Restated Agreement and Declaration of Trust is referred to in this Prospectus/Proxy Statement as the "Declaration of Trust." As discussed below, certain of the differences between the Trust and the Company derive from provisions of the Trust's Declaration of Trust and By-Laws. Shareholders entitled to instruct the Insurance Company to vote at the Meeting may obtain a copy of the Trust's Declaration of Trust and By-Laws, without charge, upon written or oral request to the Trust at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement.

Form of Organization

         As noted above, the Company is organized as a Maryland corporation, and the Trust is organized as a Massachusetts business trust. The Company and the Trust are each open-end management investment companies registered with the SEC under the 1940 Act, and each is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of the Company consist of Legends Third Avenue and other mutual funds of various asset classes; the series of the Trust consist of Touchstone Small Cap Value and other mutual funds of various asset classes. The Company and the Trust currently offer shares of their portfolios only to insurance company separate accounts to serve as an investment vehicle for variable annuity contracts and variable life insurance policies issued by the Insurance Companies. The Trust also offers shares of its portfolios to certain supplemental executive retirement plans. Each is governed by its applicable Declaration of Trust or Articles of Incorporation, By-Laws, and a Board of Trustees/Directors, and by applicable Maryland or Massachusetts and federal law.

Capitalization

         The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest, $.00001 par value per share, of one or more series. The beneficial interests in the Company are represented by one billion common shares with a par value of $.001 each, of one or more series. Both the Declaration of Trust of the Trust and the Articles of Incorporation of the Company permit the Trustees/Directors to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees/Directors, all without shareholder approval. Fractional shares may be issued by each Portfolio.

         Shares of Legends Third Avenue are offered in only one class and represent an equal proportionate interest in the Portfolio. Shares of Touchstone Small Cap Value are offered only in one class, represent an equal pro rata interest in the Portfolio and generally have identical voting, dividend, liquidation and other rights. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the Trustees/Directors, as applicable. Shareholders of each Portfolio vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Portfolio.

Shareholder Liability

         Under the applicable Massachusetts law, shareholders may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust of the Trust contains an express disclaimer of Record Holders' liability and requires notice of such disclaimer be given in each agreement entered into or executed by the Trust or the Trustees of the Trust. The Declaration of Trust also provides for current and former Record Holders' indemnification out of the assets of Touchstone Small Cap Value for all loss and expense of any Record Holder held personally liable for the obligations of the Trust. In light of the nature of the Trust's business, and the nature of its assets, the risk of personal liability of a shareholder of the Trust is remote since it is limited to circumstances in which the disclaimer is inoperative and Touchstone Small Cap Value would be unable to meet its obligations.

         Under Maryland law, shareholders of Legends Third Avenue have no personal liability as such for the acts or obligations of the Portfolio or the Company, as the case may be.

Shareholder Meetings and Voting Rights

         Neither the Company on behalf of Legends Third Avenue nor the Trust on behalf of Touchstone Small Cap Value is required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Director must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Company or the Trust. In addition, each is required to call a meeting of shareholders for the purpose of electing Directors/Trustees if, at any time, less than a majority of the Directors/Trustees then holding office were elected by shareholders. Neither the Company nor the Trust currently intends to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Directors of the Company or of Trustees of the Trust.

     The Articles of Incorporation of the Company provide that the holders of one-third of the shares outstanding and entitled to vote shall constitute a quorum for the transaction of business at any regular or special meeting of the Company. With respect to the Trust, the Bylaws provide that thirty percent (30%) of the voting power of the shares outstanding and entitled to vote constitutes a quorum for consideration of a matter at a shareholders' meeting but any lesser number is sufficient for adjourned sessions. Approval of a matter by the shareholders of the Company generally requires the affirmative vote of a majority of the total number of shares outstanding and entitled to vote at a meeting at which a quorum is present. For the Trust, when a quorum is present at a meeting, a majority (greater than 50%) of the voting power of the shares voted and entitled to vote is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940
Act). A Director of the Company may be removed with or without cause by a vote of the shareholders holding a majority of the shares entitled to vote at an election of directors at a meeting of shareholders at which a quorum is present. A Trustee of the Trust may be removed at any time, with or without cause, by a vote of two-thirds of the voting power of the outstanding shares of the Trust, or with or without cause at any time by the vote in writing signed by two-thirds of the remaining Trustees.

         Under the Articles of Incorporation of the Company, each whole share of common stock of Legends Third Avenue is entitled to one vote, and each fractional share is entitled to a proportionate vote. Under the Declaration of Trust of the Trust, each share of Touchstone Small Cap Value (and of Touchstone Third Avenue) will be entitled to one vote for each dollar or fraction of a dollar of net asset value applicable to such share.

         The Declaration of Trust of the Trust provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize the Trust or a Portfolio as a corporation or other new entity or series thereof; and (2) may terminate the Trust, a Portfolio, or a class of shares and sell the assets thereof in connection with such termination. With respect to the Company, Maryland law would require a shareholder vote with respect to each such matter.

Liquidation

         In the event of the liquidation of the Trust or Touchstone Small Cap Value (or Touchstone Third Avenue), the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Trust or the Portfolio over the liabilities belonging to the Trust or the Portfolio. The assets so distributable to shareholders of the Portfolio will be distributed among the shareholders in proportion to the number of shares of the Portfolio held by them on the date of distribution. In the event of the liquidation of the Company, the same provisions discussed above would apply.


Liability and Indemnification of Trustees/Directors

         The By-laws of the Company provide for the indemnification of present and former officers and directors of the Company against liability by reason of service to the Company unless the officer or director is subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office ("Disabling Conduct"). No indemnification shall be made to an officer or director unless there has been a final adjudication on the merits, a dismissal of a proceeding for insufficiency of evidence of Disabling Conduct, or a reasonable determination has been made that no Disabling Conduct occurred. The Company may advance payment of expenses only if the officer or director to be indemnified undertakes to repay the advance unless indemnification is made and if one of the following applies: the officer or director provides a security for his or her undertaking, the Company is insured against losses from any lawful advances, or a reasonable determination has been made that there is reason to believe the officer or director ultimately will be entitled to indemnification.

         Under the Declaration of Trust of the Trust, a current or former Trustee or officer of the Trust is liable to any person in connection with the assets or affairs of the Trust or any Portfolio only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (1) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; or (2) had engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties. A determination that the Trustee is entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of a quorum of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) a written opinion of independent legal counsel. The Portfolio may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Portfolio if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

         The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust and the Articles of Incorporation of the Company, their By-Laws and Massachusetts or Maryland law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust/Articles of Incorporation, By-Laws and Massachusetts or Maryland law directly for more complete information.

                     VOTING INFORMATION CONCERNING THE MEETING

         This Prospectus/Proxy Statement is being sent to shareholders of Legends Third Avenue in connection with a solicitation of voting instructions by the Directors of the Company, to be used at the Special Meeting of shareholders (the "Meeting") to be held at 10:00 a.m. Eastern Time, April 18, 2003, at the offices of the Company, 515 West Market Street, Louisville, Kentucky 40202, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of Legends Third Avenue on or about March 14, 2003.

         The Board of Directors of the Company has fixed the close of business on January 31, 2003 as the record date (the "Record Date") for determining the shareholders of Legends Third Avenue entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Companies, through their separate accounts, own all of the shares of Legends Third Avenue, and are the shareholders of record of the Portfolio at the close of business on the Record Date. Each Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of Legends Third Avenue. Each Insurance Company has undertaken to vote its shares or abstain from voting its shares of Legends Third Avenue for the Contract Owners of the Portfolio in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, each Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners.

         The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of Legends Third Avenue held in a separate account with respect to that particular Contract. In voting for the Reorganization, each full share of Legends Third Avenue is entitled to one vote and any fractional share is entitled to a fractional vote.

         Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

         If you wish to participate in the Meeting, you may submit the voting instructions form included with this Prospectus/Proxy Statement, vote by telephone or attend in person and provide your voting instructions to the Insurance Company. (Guidelines on providing voting instructions are immediately after the Notice of Special Meeting. Instructions for use of telephone voting are provided on the voting instructions form.)

         If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of common stock represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

o Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

         Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. The Insurance Company will also vote, or abstain from voting, any shares in its general account which are not attributable to Contracts in the same proportion as it votes shares held in all of the Insurance Company's registered separate accounts, in the aggregate.

         Approval of the Reorganization will require the affirmative vote of a majority of the total number of shares of Legends Third Avenue outstanding at a shareholders' meeting duly called and at which a quorum is present (the presence in person or by proxy of holders of record of one-third of the shares issued and outstanding and entitled to vote at the Meeting). Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voting in favor. As of the Record Date, the shareholders of record of Legends Third Avenue were the Insurance Companies. Since the Insurance Companies are the legal owners of the shares, attendance by the Insurance Companies at the Meeting will constitute a quorum under the Articles of Incorporation of the Company.

         Voting instructions solicitations will be made primarily by mail, but beginning on or about April 1, 2003 voting instructions solicitations may also be made by telephone or personal solicitations conducted by officers and employees of Touchstone Advisors, Inc., its affiliates or other representatives of Legends Third Avenue (who will not be paid for their soliciting activities). The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures will be paid by Western & Southern or one of its affiliates. Neither the Trust, the Company nor the Contract Owners will bear any costs associated with the Meeting, this proxy solicitation or any adjourned session.

         If shareholders of Legends Third Avenue do not vote to approve the Reorganization, the Directors of the Company will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder of Legends Third Avenue who objects to the proposed Reorganization will not be entitled under either Maryland law or the Articles of Incorporation of the Company to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or Contract Owners for federal income tax purposes. In addition, if the Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.

         The Company does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Company at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Company in a reasonable period of time prior to that meeting.

         The votes of the shareholders of Touchstone Small Cap Value are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

                  Shareholder Information

         The Record Holders of Legends Third Avenue at the close of business on January 31, 2003 (the Record Date) will be entitled to be present and vote at the Meeting with respect to shares of Legends Third Avenue owned as of the Record Date. As of the Record Date, the total number of shares of Legends Third Avenue outstanding and entitled to vote was___________.

         As of January 31, 2003, the officers and Trustees/Directors of the Trust and of the Company beneficially owned as a group less than 1% of the outstanding shares of Touchstone Small Cap Value and Legends Third Avenue, respectively.

                  Control Persons and Principal Holders of Securities

         On January 31, 2003 to the knowledge of the Directors and management of the Company, Integrity Life Insurance Company Separate Account I and Separate Account II, National Integrity Life Insurance Company Separate Account I and Separate Account II and Columbus Life Insurance Co. Separate Account I collectively owned of record 100% of the shares of Legends Third Avenue.

         Each Insurance Company has advised the Trust that as of January 31, 2003 there were no persons owning Contracts which would entitle them to instruct the Insurance Company with respect to more than 5% of the shares of Legends Third Avenue.

         As of the date of this Prospectus/Proxy Statement, Western & Southern and its affiliates owned a substantial majority of the outstanding shares of the Trust and as a result Western & Southern may be deemed to be a control person with respect to the Trust. Western & Southern, a subsidiary of Western Southern Mutual Holding Company, is a stock life insurance company organized under the laws of Ohio. Western & Southern's address is 400 Broadway, Cincinnati, Ohio 45202.

                          FINANCIAL STATEMENTS AND EXPERTS

     The financial statements and financial highlights of Legends Third Avenue at June 30, 2002, and for the periods indicated therein, included in the Company's Annual Report and incorporated by reference herein and in the Registration Statement, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report appearing therein, and are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing. The financial statements and financial highlights of Touchstone Small Cap Value at December 31, 2001, and for the periods indicated therein, included in the Trusts' Annual Report and incorporated by reference herein and in the Registration Statement, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report appearing therein, and are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

                                LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Touchstone Third Avenue will be passed upon by Sullivan & Worcester LLP.

                             ADDITIONAL INFORMATION

         The Company and the Trust are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

                            OTHER BUSINESS

         The Directors of the Company do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

 THE DIRECTORS OF THE COMPANY RECOMMEND APPROVAL OF THE PLAN AND ANY
   UNMARKED VOTING INSTRUCTIONS WILL BE VOTE DIN FAAVOR OF APPROVAL
                              OF THE PLAN.

March 3, 2003

                                                            Exhibit A

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 28th day of February, 2003, by and between Touchstone Variable Series Trust, a Massachusetts business trust, with its principal place of business at 221 East Fourth Street, Cincinnati, Ohio 45202 (the "Trust"), with respect to its Touchstone Small Cap Value Fund series (the "Acquiring Fund"), and The Legends Fund, Inc., a Maryland corporation, with its principal place of business at 515 West Market Street, Louisville, Kentucky 40202 (the "Company"), with respect to its Third Avenue Value Portfolio series (the "Selling Fund").

         The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for shares of beneficial interest, $.00001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, the Selling Fund and the Acquiring Fund are authorized to issue their shares of common stock or beneficial interest, as the case may be;

         WHEREAS, the Trustees of the Trust and the Directors of the Company have determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund and the Selling Fund, respectively, and their respective shareholders;

         WHEREAS, the Directors of the Company have determined that the Selling Fund should exchange all of its assets and liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

         TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
          THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
             LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Selling Fund's assets (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and
(ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent unaudited financial statements, which contain a list of all of the Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

         The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would violate the Selling Fund's fiduciary duty to its shareholders.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Selling Fund's liabilities reflected on a Statement of Assets and Liabilities prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period, and other obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such Shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement on Form N-14 which has been distributed to shareholders of the Selling Fund as described in paragraph 4.1(o).

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8 TERMINATION. The Company shall take all necessary and appropriate steps under applicable law to terminate the Selling Fund promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Company's Articles of Incorporation and the Selling Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Selling Fund's assets shall be determined by multiplying the outstanding shares of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund by the net asset value per share of the Acquiring Fund on the Valuation Date, determined in accordance with in paragraph 2.2.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by Brown Brothers Harriman & Co., the Acquiring Fund's custodian, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about April 28, 2003 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern time at the offices of the Trust, or at such other time and/or place as the parties may agree.

         3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.3 TRANSFER AGENT'S CERTIFICATE. The Selling Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the Company a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of the Company, a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland.

                  (b) The Selling Fund is a separate investment series of the Company, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Company's Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The unaudited financial statements of the Selling Fund at December 31, 2002 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since December 31, 2002, there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of Section 817(h) of the Code and the regulations thereunder.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. The Prospectus/Proxy Statement included in the Registration Statement (other than information therein that relates to the Acquiring Fund and any other fund described therein other than the Selling Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of the Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts.

                  (b) The Acquiring Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The audited financial statements of the Acquiring Fund at December 31, 2002 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

                  (g) Since December 31, 2002, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of Section 817(h) of the Code and the regulations thereunder.

                  (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (m) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

                  (n) The Prospectus/Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 APPROVAL BY SHAREHOLDERS. The Company will call a meeting of the shareholders of the Selling Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by Ernst & Young LLP and certified by the Company's President, Vice President or Treasurer.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust's President or Vice President, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Company's President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Company.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Company's Articles of Incorporation and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).

         8.6 The Company and the Trust shall have received a favorable opinion of Sullivan & Worcester LLP substantially to the effect that, for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(D) of the Code, and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis of the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such Selling Fund Shareholder immediately prior to the Closing, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such Selling Fund Shareholder (provided the Selling Fund shares were held as capital assets on the date of the Closing).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Closing, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         8.7 The Acquiring Fund shall have received from Ernst & Young LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are independent auditors with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

                  (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma financial statements that are included in the Registration Statement and Prospectus/Proxy Statement agree to the underlying accounting records of the Acquiring Fund and the Selling Fund or with written estimates provided by each Fund's management, and were found to be mathematically correct; and

                  (d) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund's management and were found to be mathematically correct.

         In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from Ernst & Young LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent in the valuation practices of the Acquiring Fund.

         8.8 The Selling Fund shall have received from Ernst & Young LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are independent auditors with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) they had performed limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) which consisted of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus/Proxy Statement, and making inquiries of appropriate officials of the Trust responsible for financial and accounting matters whether such unaudited pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

                  (c) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (d) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund's management and were found to be mathematically correct.

     8.9 The change of the Acquiring Fund from a diversified series of the Trust to a non-diversified series of the Trust upon completion of the Reorganization shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquiring Fund in accordance with the provisions of the Trust's Agreement and Declaration of Trust and Bylaws.

                                   ARTICLE IX

                                    EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Touchstone Advisors, Inc. or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees;
(g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other party of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Selling Fund, the Trust, the Company, the respective Trustees, Directors or officers, to the other party.

                                   ARTICLE XII
                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust and the Company; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Selling Fund, shall be governed and construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

         13.5 With respect to the Trust, the name used herein refers respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Massachusetts, which are hereby referred to and are also on file at the principal offices of the Trust. The obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Trust, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the trust property, and all persons dealing with the Acquiring Fund must look solely to the trust property belonging to the Acquiring Fund for the enforcement of any claims against the Acquiring Fund.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                        THE LEGENDS FUND, INC. ON BEHALF OF THIRD AVENUE VALUE PORTFOLIO

                        By:
                           -----------------------------------------

                        Name:

                        Title:



                        TOUCHSTONE VARIABLE SERIES TRUST ON BEHALF OF TOUCHSTONE SMALL CAP VALUE FUND

                        By:
                           -----------------------------------------

                        Name:  Patrick T. Bannigan

                        Title: President



                         Agreed and accepted as to paragraph 9.1 only:

                         TOUCHSTONE ADVISORS, INC.

                         By: _________________________

                         Name:

                         Title: President

                                                                      EXHIBIT B


Touchstone Variable Series Trust
Touchstone Small Cap Value Fund
Management's Discussion and Analysis (MD&A)  --  2002


The past year has been very difficult and disappointing for U.S. equity investors. Early in the year, small cap value issues were, generally, the one bright spot in the market. However, during the second and third quarters, particularly in July and September, severe price declines occurred in equities, regardless of capitalization or style. After the major indices declined 22% or more in the third quarter, small cap, mid cap, large cap, as well as growth and value indices were all posting sharp losses by year-end. Throughout the year, volatility remained extremely high as investors reacted to inconsistent economic data, disappointing earnings announcements, geo-political events as well as the fallout from some of the largest bankruptcies in U.S. history (including Enron, Global Crossing, WorldCom and U.S. Airways), and the resulting reports of corporate malfeasance and fraudulent accounting. Although the hoped for "Santa Claus" rally did not occur, the major indices posted strong positive returns for the fourth quarter. The Federal Reserve's aggressive interest rate cut on November 6th was viewed as an "insurance policy" against a double-dip recession and year-end economic data provided further evidence that economic growth continued to be positive, albeit extremely modest.

Ark's Small Cap Value strategy combines a systematic quantitative approach with traditional fundamental analysis. A key part of the process is the quantitative analysis of individual securities. A six-factor model statistically identifies and ranks the eligible universe of small cap stocks by their relative attractiveness and determines the portfolio's purchase and sale candidates. Transactions in the portfolio are driven by objective changes in the evolving quantitative rankings. A stock can be added to the portfolio when it ranks in the top 20% of our stock research universe and our model indicates that there will be an upward acceleration in the earnings estimate. The portfolio construction process provides that sector weights will always be controlled to within +/- 5 percentage points of the Russell 2000(R) sector weights under all market circumstances. The Strategy's intent is to provide incremental returns from individual security selection.

Since the inception of Ark's management (5/2/02), the Touchstone Variable Series Small Cap Value portfolio declined 20.3%, outperforming its primary benchmark, the Russell 2000(R) Index (-24.3%), as well as the Russell 2000(R) Value (-22.1%) Index. The relative outperformance during this period was driven by stock selection, particularly in the Technology and Health Care sectors as well as the Consumer sectors (Discretionary and Staples).

Outlook

While this was the third consecutive negative year for the overall equity market, 2002 was the first year of negative returns for small cap value stocks (as represented by the Russell 2000(R) Value Index) since the bear market began. Going forward, the ingredients for an improving economy are in place, creating a strong foundation for positive stock returns. Many companies have become leaner and more efficient, which should translate into better profit margins and earnings with any modest pick up in sales. In addition, interest rates are near 40-year lows and the Federal Reserve is using a variety of measures to push liquidity into the system in an effort to keep the economy on track. The main caveat to this outlook centers on geo-political events. The North Korean nuclear conflict, heightened threat of war with Iraq and Venezuelan oil strike all serve to increase uncertainty going forward. The tremendous uncertainty over growing conflicts could raise the risk premium for this asset class and derail investor enthusiasm for stocks. Eventually, however, better earnings and an improving economy will be a recipe for better equity returns.

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                          THIRD AVENUE VALUE PORTFOLIO,

                                   a series of

                             THE LEGENDS FUND, INC.
                             515 West Market Street
                           Louisville, Kentucky 40202
                                 (800) 325-8583

                        By and In Exchange For Shares of

                         TOUCHSTONE SMALL CAP VALUE FUND

                                   a series of

                        TOUCHSTONE VARIABLE SERIES TRUST
                             221 East Fourth Street
                             Cincinnati, Ohio 45202
                                 (800) 638-8194


         This Statement of Additional Information, dated March 3, 2003, relating specifically to the proposed transfer of the assets and liabilities of Third Avenue Value Portfolio ("Legends Third Avenue"), a series of The Legends Fund, Inc. (the "Company"), to Touchstone Small Cap Value Fund ("Touchstone Small Cap Value"), a series of Touchstone Variable Series Trust (the "Trust"), in exchange for shares of beneficial interest, $.00001 par value per share, of Touchstone Small Cap Value (to be issued to holders of shares of Legends Third Avenue), consists of the information set forth below pertaining to Touchstone Small Cap Value and the following described documents, each of which is attached hereto and incorporated by reference herein:

         (1) The Statement of Additional Information of Legends Third Avenue dated November 1, 2002;

         (2) The Statement of Additional Information of Touchstone Small Cap Value dated May 1, 2002, revised May 16, 2002 and January 16, 2003;

         (3) Annual Report of Legends Third Avenue for the year ended June 30, 2002;

         (4) Annual Report of Touchstone Small Cap Value for the year ended December 31, 2001;

         (5) Semi-Annual Report of Touchstone Small Cap Value for the six-month period ended June 30, 2002; and

         (6)      Pro Forma Financial Statements dated as of December 31, 2002.

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Legends Third Avenue and Touchstone Small Cap Value dated March 3, 2003. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to the Trust or the Company at the telephone numbers or addresses set forth above.

                             THE LEGENDS FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION


                                November 1, 2002


                                TABLE OF CONTENTS

                                                                            Page

SECTION 1.  - FUND HISTORY                                                 1
SECTION 2.  - ADDITIONAL FUND INVESTMENT POLICIES                          1
SECTION 3.  - INVESTMENT RESTRICTIONS AND POLICIES                         15
SECTION 4.  - MANAGEMENT OF THE FUND                                       26
SECTION 5.  - PRINCIPAL HOLDERS OF SECURITIES                              30
SECTION 6.  - INVESTMENT ADVISORY AND OTHER SERVICES                       31
SECTION 7.  - PORTFOLIO TRANSACTIONS AND BROKERAGE                         35
SECTION 8.  - PURCHASE, REDEMPTION, AND PRICING OF SHARES                  37
SECTION 9.  - TAXATION OF THE FUND                                         38
SECTION 10. - CALCULATION OF PERFORMANCE DATA                              40
SECTION 11. - FINANCIAL STATEMENTS OF THE FUND                             42
APPENDIX A  - OPTIONS AND FUTURES                                          43
APPENDIX B  - DESCRIPTION OF CORPORATE BOND RATINGS                        44


This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the Prospectus for The Legends Fund, Inc. dated November 1, 2002. A copy of the Prospectus is available at no charge by writing to the Fund at 515 West Market Street, 8th Floor, Louisville, Kentucky 40202, or by calling 1-800-325-8583.





SECTION 1. - FUND HISTORY

The Legends Fund, Inc. (the FUND) was incorporated in Maryland on July 22, 1992 under the name "Integrity Series Fund, Inc." The name was changed to "The Legends Fund, Inc." in November 1992. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 ACT). It is a series-type investment company currently made up of four different portfolios (together PORTFOLIOS, and individually, a PORTFOLIO). The Board of Directors of the Fund may establish additional Portfolios at any time.

Integrity Capital Advisors, Inc. served as the investment manager to all of the Portfolios of the Fund until March 2, 2000. Effective March 3, 2000, Touchstone Advisors, Inc. (the MANAGER) serves as investment manager to all of the Portfolios of the Fund and has entered into a sub-advisory agreement with a professional adviser for each Portfolio. These advisers are individually called a SUB-ADVISER, and collectively, the SUB-ADVISERS. The Manager provides the Fund with supervisory and management services. The Manager and its parent company, The Western and Southern Life Insurance Company (WESTERN & SOUTHERN), are part of The Western-Southern Enterprise (R), which is a family of companies that provides life insurance, annuities, mutual funds, asset management and other related financial services for millions of consumers nationwide.

The Fund has four Portfolios:

         (1)      Harris Bretall Sullivan & Smith Equity Growth Portfolio
         (2)      Third Avenue Value Portfolio
         (3)      Gabelli Large Cap Value Portfolio
         (4)      Baron Small Cap Portfolio


SECTION 2. - ADDITIONAL FUND INVESTMENT POLICIES

The following supplements the information contained in the Fund's Prospectus concerning the investment policies and limitations of its four Portfolios. For information relating to the Manager and the respective Sub-Advisers to each Portfolio, see "Management of the Fund - the Manager, Sub-Advisers and Distributor" in the Prospectus and "Investment Advisory and Other Services" in this SAI.

SPECIAL CONSIDERATIONS RELATING TO FOREIGN SECURITIES AND DEPOSITORY RECEIPTS. Third Avenue Value Portfolio and Baron Small Cap Portfolio each may invest in securities of foreign issuers (up to 25% in the case of Third Avenue Value Portfolio and up to 10% in the case of Baron Small Cap Portfolio). Gabelli Large Cap Value Portfolio does not expect to invest in foreign securities and may reduce its holdings of such securities. Many of the foreign securities held by these Portfolios are not registered with the Securities and Exchange Commission
(SEC), and their issuers are not subject to its reporting requirements. Therefore, there may be less publicly available information concerning foreign issuers of securities held by these Portfolios than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those that apply to U.S. companies.

Foreign securities are also subject to generally higher commission rates of foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability that could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.

Investing in securities of issuers in emerging countries, including certain Asian countries, involves certain considerations not typically associated with investing in securities of U.S. companies, including (1) restrictions on foreign investment and on repatriation of capital, (2) currency fluctuations, (3) the cost of converting foreign currency into U.S. dollars, (4) potential price volatility and lesser liquidity of shares traded on emerging country securities markets and (5) political and economic risks, including the risk of nationalization or expropriation of assets and the risk of war. In addition, accounting, auditing, financial and other reporting standards in emerging countries may not be equivalent to U.S. standards, and therefore disclosure of certain material information may not be made and less information may be available to investors investing in emerging countries than in the United States. There is also generally less governmental regulation of the securities industry in emerging countries than in the United States. Many of these countries may have less stable political environments than western democracies. It may also be more difficult to obtain a judgment in a court outside the United States.

Investment income on certain foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries may, however, reduce or eliminate the amount of foreign taxes to which a Portfolio would be subject.

Each of the Gabelli Large Cap Value Portfolio, Third Avenue Portfolio and Baron Small Cap Portfolio may invest in American Depository Receipts (ADRS). Baron Small Cap Portfolio may also invest in European Depository Receipts (EDRS) and Global Depository Receipts (GDRS) or other securities convertible into securities of foreign issuers. Generally, ADRs, in registered form, are in U.S. dollar denominations and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of the Fund's investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. For example, an ADR evidencing ownership of common stock will be treated as common stock.

EDRs and GDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S. or domestic securities. There are no fees imposed on the purchase or sale of ADRs, EDRs or GDRs although the issuing bank or trust company may impose fees on the purchase of dividends and the conversion of ADRs, EDRs and GDRs into the underlying securities. ADRs are not subject to the above percentage limitations. ADRs include American Depositary Shares and New York Shares. ADRs may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADRs. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities.

ILLIQUID SECURITIES. Each Portfolio may invest up to 15% (10% in the case of Harris Bretall Sullivan & Smith Equity Growth Portfolio) of its net assets in illiquid securities. The term ILLIQUID SECURITIES for this purpose means securities that can't be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities. Illiquid securities include, among other things, purchased over-the-counter (OTC) options, repurchase agreements maturing in more than seven days and restricted securities other than Rule 144A securities (see below) that a Sub-Adviser has determined are liquid under guidelines established by the Fund's Board of Directors. The assets used as cover for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula described in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option. Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 (1933 ACT). Restricted securities acquired by a

Portfolio include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but that wouldn't be freely marketable in the United States, aren't considered illiquid. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities that are sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because they are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not the sole determining factor of the liquidity of these investments.

Rule 144A under the 1933 Act establishes a SAFE HARBOR from the registration requirements of the 1933 Act for the resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD). An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by a Portfolio, however, could adversely affect the marketability of those portfolio securities and a Portfolio might be unable to dispose of the securities promptly or at favorable prices.

The Board of Directors has delegated the function of making day-to-day determinations of liquidity to each Sub-Adviser pursuant to guidelines approved by the Board. Each Sub-Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to

(1)  the frequency of trades for the security;

(2)  the number of dealers that make quotes for the security;

(3) the number of dealers that have undertaken to make a market in the security;

(4)  the number of other potential purchasers; and

(5) the nature of the security and how trading is effected (E.G., the time needed to sell the security, how bids are solicited and the mechanics of transfer).

Each Sub-Adviser monitors the liquidity of restricted securities in each Portfolio and reports periodically on such decisions to the Board of Directors.

SECTION 4(2) PAPER. The Portfolios may invest in Commercial paper issues which include securities issued by major corporations without registration under the 1933 Act in reliance on the exemption from registration afforded by Section 3(a)(3) of the 1933 Act, and commercial paper issued in reliance on the private placement exemption from registration which is afforded by Section 4(2) of the 1933 Act (SECTION 4(2) PAPER). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must also be made through an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.
Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule

144A described under "Illiquid Securities" above. The Portfolios' percentage limitations on investments in illiquid securities include Section 4(2) paper other than Section 4(2) paper that the Sub-Adviser has determined to be liquid pursuant to guidelines established by the Fund's Board of Directors. The Board has delegated to the Sub-Advisers the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Board that require the Sub-Advisers to take into account the same factors described under "Illiquid Securities" above for other restricted securities and require the Sub-Advisers to perform the same monitoring and reporting functions.

U.S. GOVERNMENT SECURITIES. Each Portfolio may purchase U.S. Government securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. These include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates) and securities supported primarily or solely by the creditworthiness of the issuer (such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority). See "Mortgage-Backed Securities" below.

MORTGAGE-BACKED SECURITIES. The Portfolios may invest in those mortgage-backed securities that are also considered to be U.S. Government securities. Baron Small Cap Portfolio has a policy limiting, to 5% of its assets, investments in mortgage-backed securities. Mortgage-backed securities include:

GNMA, FNMA AND FHLMC CERTIFICATES. As described in the Prospectus, the Portfolios may invest in U.S. Government securities, including mortgage-backed securities, such as GNMA, FNMA and FHLMC certificates (as defined below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable-rate mortgages. These certificates are in most cases PASS-THROUGH instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

Prepayments on mortgages underlying mortgage-backed securities occur when a mortgagor prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying mortgages, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. In general, prepayments on mortgage-backed securities will be a function of the relative coupon of the mortgages, the age of the mortgages, and the general level of interest rates in the market. To a limited extent, prepayment rates and, consequently, the average life of an anticipated yield to be realized from a mortgage-backed security can be estimated using statistical models. However, because the actual prepayments of the underlying mortgages vary, it is impossible to predict exactly the yield and average life of a mortgage-backed security.

During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When a Portfolio receives prepayments on mortgage-backed securities, it may reinvest the prepaid amounts in securities the yields of which will reflect interest rates prevailing at the time. Therefore, a Portfolio's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the mortgage-backed security on which the prepayment is received. In addition, because payments on the underlying mortgages are passed through to the holders of the mortgage-backed securities, if a Portfolio purchases mortgage-backed securities at a premium or a discount, unless it makes certain elections, it will recognize a capital loss or gain when payments of principal are passed through to the Portfolio as a result of regular payments or prepayments on the mortgages in the underlying pool.

The following is a description of GNMA, FHLMC and FNMA certificates, the most widely available mortgage-backed securities:

GNMA CERTIFICATES. Certificates of the Government National Mortgage Association (GNMA CERTIFICATES) are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Portfolios may purchase are the MODIFIED PASS-THROUGH type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the ISSUER and GNMA, regardless of whether or not the mortgagor actually makes the payment.

GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration
(FHA) or the Farmers' Home Administration (FMHA), or guaranteed by the Veterans Administration (VA). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Portfolio has purchased the certificates above par in the secondary market.

FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation (FHLMC) was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (PCS) and guaranteed mortgage certificates (GMCS). PCS resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHMLC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCS and the ultimate payment of principal.

GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

FNMA SECURITIES. The Federal National Mortgage Association (FNMA) was established in 1938 to create a secondary market in mortgages insured by the FHA.

FNMA issues guaranteed mortgage pass-through certificates (FNMA CERTIFICATES). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates.

COLLATERALIZED MORTGAGE OBLIGATIONS. A Collateralized Mortgage Obligation (CMO) is a security issued by a private corporation or a U.S. Government instrumentality that is backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security. The Portfolios may invest in only those privately-issued CMOs that are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA, and in CMOs issued by a U.S. Government agency or instrumentality.


Certain issuers of CMOs may be deemed to be investment companies under the 1940 Act. The Portfolios intend to conduct their operations in a manner consistent with this view, and therefore generally may not invest more than 10% of their respective total assets in such issuers without obtaining appropriate regulatory relief. In reliance on recent SEC staff interpretations, the Portfolios may invest in those CMOs and other mortgage-backed securities that are not by definition excluded from the provisions of the 1940 Act, but have obtained exemptive orders from the SEC from such provisions.


REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements. When a Portfolio acquires a security from a bank or securities broker-dealer, it may simultaneously enter into a repurchase agreement, wherein the seller agrees to repurchase the security at a mutually agreed-upon time (generally within seven days) and price. The repurchase price is in excess of the purchase price by an amount reflecting an agreed-upon market rate of return, which is not tied to the coupon rate of the underlying security. Repurchase agreements will be fully collateralized. If, however, the seller defaults on its obligation to repurchase the underlying security, the Portfolio may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security has declined. The Portfolio might also incur disposition costs in liquidating the security.

Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to a Portfolio if the other party to a repurchase agreement becomes bankrupt. Each Portfolio intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Sub-Adviser to present minimum credit risks in accordance with guidelines established by the Fund's Board of Directors. The Sub-Adviser will review and monitor the creditworthiness of those institutions under the Board's general supervision.

As a form of borrowing, Baron Small Cap Portfolio may engage in reverse repurchase agreements with certain banks or non-bank dealers, where the Portfolio sells a security and simultaneously agrees to buy it back later at a mutually agreed upon price. To the extent the Portfolio engages in reverse repurchase agreements it will maintain a segregated account consisting of liquid assets or highly marketable securities to cover its obligations. Reverse repurchase agreements may expose the Portfolio to greater fluctuations in the value of its assets.

LENDING OF PORTFOLIO SECURITIES. Each Portfolio may lend its portfolio securities, provided:

(1) the loans are secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned;

(2) the Portfolio may at any time call the loans and obtain the return of the securities loaned;

(3) the Portfolio will receive an amount in cash at least equal to any interest or dividends paid on the loaned securities; and

(4) the aggregate market value of securities loaned will not at any time exceed 10% (33-1/3% in the case of Gabelli Large Cap Value Portfolio and 25% in the case of Baron Small Cap Portfolio) of the total assets of the Portfolio.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Sub-Adviser to be of good standing and when, in the judgment of the Sub-Adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors. During the period of the loan, the Sub-Adviser will monitor all relevant facts and circumstances, including the creditworthiness of the borrower. The Portfolio will retain authority to terminate any loan at any time. A Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. A Portfolio will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Portfolio will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Portfolio's interest.

BORROWING. Harris Bretall Sullivan & Smith Equity Growth Portfolio and Third Avenue Value Portfolio may borrow in an amount up to 10% of its respective total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge assets in connection with such borrowing. Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio may borrow money from banks on an unsecured basis and may pay interest thereon in order to raise additional cash for investment, or to meet redemption requests. This is the practice known as leveraging. These two Portfolios may borrow money if immediately after such borrowing, the amount of all borrowing is not more than 20% of the market value of the respective Portfolio's assets (including the proceeds of the borrowing), less liabilities. Each Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings, and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Leveraging will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Portfolios' net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining balances) which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds. The borrowing policy is a fundamental policy.

SHORT SALES. Third Avenue Value Portfolio, Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio may engage in short sales. When a Portfolio makes a short sale, it sells a security it does not own in anticipation of a decline in market price. The proceeds from the sale are retained by the broker until the Portfolio replaces the borrowed security. To deliver the security to the buyer, the Portfolio must arrange through a broker to borrow the security and, in so doing, the Portfolio will become obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. The Portfolio may have to pay a premium to borrow the security. The Portfolio may, but will not necessarily, receive interest on such proceeds. The Portfolio must pay to the broker any dividends or interest payable on the security until it replaces the security. Gabelli Large Cap Value Portfolio will not make short sales or maintain a short position if it would cause more than 25% of its total assets to be held as collateral.

The Portfolio's obligation to replace the security borrowed will be secured by collateral deposited with the broker, consisting of cash or U.S. Government securities or other securities acceptable to the broker. In addition, the Portfolio will be required to deposit cash or U.S. Government securities as collateral in a segregated account with its custodian in an amount such that the value of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short. The Portfolio will receive the interest accruing on any U.S. Government securities held as collateral in the segregated account with the custodian. The deposits do not necessarily limit the Portfolio's potential loss on a short sale, which may exceed the entire amount of the collateral deposits.

If the price of a security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss, and if the price declines during this period, the Portfolio will realize a capital gain. Any realized capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend, or interest which the Portfolio may have to pay in connection with such short sale.

The Portfolios may enter into short sales AGAINST THE BOX. A short sale is against the box when, at all times during which a short position is open, the Portfolio owns an equal amount of such securities, or owns securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short.

WARRANTS. Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio may invest in warrants, which are basically an option to purchase securities at a specific price valid for a specific period of time. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. It should also be noted that the prices of warrants do not necessarily move parallel to the prices of the underlying securities. Other than Gabelli Large Cap Value Portfolio, a Portfolio may not invest more than 5% of its net assets (at the time of investment) in warrants (other than those attached to other securities). It should be noted that if the market price of the underlying security never exceeds the exercise price, the Portfolio will lose the entire investment in the warrant. Moreover, if a warrant is not exercised within the specified time period, it will become worthless and the Portfolio will lose the purchase price and the right to purchase the underlying security.

INVESTMENT IN EQUITY SECURITIES. In selecting common stocks, the Sub-Adviser of Third Avenue Value Portfolio generally seeks issuing companies that exhibit the following characteristics:

- A strong financial position, as measured not only by balance sheet data but also by off-balance sheet assets, liabilities and contingencies (as disclosed in footnotes to financial statements and as determined through research of public information), where debt service(1) consumes a small part of such companies' cash flow.

- Responsible management and control groups, as gauged by managerial competence as operators and investors as well as by an apparent absence of intent to profit at the expense of stockholders.

- Availability of comprehensive and meaningful financial and related information. A key disclosure is audited financial statements and information which the Sub-Adviser believes are reliable benchmarks to aid in understanding the business, its values and its dynamics.

- Availability of the security at a market price which the Sub-Adviser believes is at a substantial discount to the Sub-Adviser's estimate of what the issuer is worth as a private company or as a takeover or merger and acquisition candidate.

Investing in common stock has certain risks, including the risk that the financial condition of the issuers of the Third Avenue Portfolio's securities may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus in the value of the Portfolio's shares). Common stocks are especially susceptible to general stock market movements and to increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The value of the common stocks owned by the Portfolio thus may be expected to fluctuate.

--------
(1) "Debt service" means the current annual required payment of interest and principal to creditors.

In selecting preferred stocks, the Sub-Adviser will use its selection criteria for either common stocks or debt securities, depending on the Sub-Adviser's determination as to how the particular issue should be viewed, based, among other things, upon the terms of the preferred stock and where it fits in the issuer's capital structure. Preferred stocks are usually entitled to rights on liquidation, which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks of the same issuer. Such securities may pay cumulative dividends. Because the dividend rate is pre-established, and as they are senior to common stocks, such securities tend to have less possibility of capital appreciation.

Although the Sub-Adviser does not pay attention to market factors in making investment decisions, the Portfolio is, of course, subject to the vagaries of the markets. In particular, small-cap stocks have less market liquidity and tend to have more price volatility than larger capitalization stocks.

INVESTMENT IN DEBT SECURITIES. Third Avenue Value Portfolio intends its investment in debt securities to be, for the most part, in securities which the Sub-Adviser believes will provide above-average current yields, yields to events, or yields to maturity. In selecting debt instruments for Third Avenue Value Portfolio, the Sub-Adviser requires the following characteristics:

-    Strong covenant protection, and

- Yield to maturity at least 500 basis points above that of a comparable credit.

In acquiring debt securities for the Portfolio, the Sub-Adviser generally will look for covenants which protect holders of the debt issue from possible adverse future events such as, for example, the addition of new debt senior to the issue under consideration. Also, the Sub-Adviser will seek to analyze the potential impacts of possible extraordinary events such as corporate restructurings, refinancings, or acquisitions. The Sub-Adviser will also use its best judgment as to the most favorable range of maturities. In general, Third Avenue Value Portfolio will acquire debt issues which have a senior position in an issuer's capitalization and will avoid "mezzanine" issues such as non-convertible subordinated debentures.

The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality is increased, the market values of debt securities generally rise. Conversely, when interest rates rise or perceived credit quality is lowered, the market values of debt securities generally decline. The magnitude of these fluctuations will be greater when the average maturity of the portfolio securities is longer.

ASSET-BACKED SECURITIES. Third Avenue Value Portfolio may also invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables and home-equity loans in pass-through structures similar to the mortgage-related securities described below. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency.

FLOATING RATE, INVERSE FLOATING RATE AND INDEX OBLIGATIONS. Third Avenue Value Portfolio may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by U.S. Government or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. However, the Portfolio will not invest in any instrument whose value is computed based on a multiple of the change in price or value of an asset or an index of or relating to assets in which the Portfolio cannot or will not invest.
                                        9



Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.

The Third Avenue Value Portfolio does not intend to invest more than 5% of its total assets in inverse floating rate securities. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

INVESTMENT IN HIGH YIELD DEBT SECURITIES. Third Avenue Value Portfolio, Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio may each invest its assets in high yield debt securities, including those rated below Baa by Moody's Investors Service, Inc. (MOODY'S) and below BBB by Standard & Poor's Ratings Group (STANDARD & POOR'S or S&P) and unrated debt securities, commonly referred to as "junk bonds". Such securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation, and may in fact be in default.

The market price and yield of bonds rated below Baa by Moody's and below BBB by Standard & Poor's are more volatile than those of higher rated bonds due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity and the risk of an issuer's inability to meet principal and interest payments. In addition, the secondary market for these bonds is generally less liquid than that for higher rated bonds.

Lower rated or unrated debt obligations also present reinvestment risks based on payment expectations. If an issuer calls the obligation for redemption, a Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors.

The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. Companies that issue such bonds often are highly leveraged and may not have available to them more traditional methods of financing. Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. Under deteriorating economic conditions or rising interest rates, the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken significantly than that of issuers of higher-rated securities. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are generally not meant for short-term investing.

Third Avenue Value Portfolio may invest up to 35% of its total assets in such securities. The ratings of Moody's and Standard & Poor's represent their opinions as to the credit quality of the securities which they undertake to rate (see Appendix B for a description of those ratings). It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market price risk of these securities. In seeking to achieve its investment objective, the Portfolio depends on the Sub-Adviser's credit analysis to identify investment opportunities. For the Portfolio, credit analysis is not a process of merely measuring the probability of whether a money default will occur, but also measuring how the creditor would fare in a reorganization or liquidation in the event of a money default.

Before investing in any high yield debt instruments, the Sub-Adviser will evaluate the issuer's ability to pay interest and principal, as well as the seniority position of such debt in the issuer's capital structure vis-a-vis any other outstanding debt or potential debts. There appears to be a direct cause and effect relationship between the weak financial conditions of issuers of high yield bonds and the market valuation and prices of their credit instruments, as well as a direct relationship between the weak financial conditions of such issuers and the prospects that principal or interest may not be paid.

Third Avenue Value Portfolio may also purchase or retain debt obligations of issuers not currently paying interest or in default (i.e., with a rating from Moody's of C or lower or Standard & Poor's of C1 or lower). In addition, the Portfolio may purchase securities of companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code. Defaulted securities will be purchased or retained if, in the opinion of the Sub-Adviser, they may present an opportunity for subsequent price recovery, the issuer may resume payments, or other advantageous developments appear likely.

Gabelli Large Cap Value Portfolio may invest up to 25% of its assets in low rated and unrated corporation debt securities, although the Portfolio does not expect to invest more than 10% of its assets in such securities. The Sub-Adviser believes that its research on the credit and balance sheet strength of certain issuers may enable it to select a limited number of corporate debt securities which, in certain markets, will better serve the objective of capital appreciation than alternative investments in common stocks. Of course, there can be no assurance that the Sub-Adviser will be successful. In its evaluation, the Sub-Adviser will not rely exclusively on ratings and the receipt of income is only an incidental consideration.

The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of the securities. Although the Gabelli Large Cap Value Portfolio's Sub-Adviser uses these ratings as a criterion for the selection of securities for the Portfolio, the Sub-Adviser also relies on its independent analysis to evaluate potential investments for the Portfolio. The Portfolio does not intend to purchase debt securities for which a liquid trading market does not exist but there can be no assurance that such a market will exist for the sale of such securities.


Baron Small Cap Portfolio may invest up to 35% of its total assets in debt securities that are rated in the medium to lowest rating categories by S&P and Moody's. The Portfolio will rely on the Sub-Adviser's judgment, analysis and experience in evaluating debt securities. The Sub-Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through thorough analysis. Ratings by S&P and Moody's evaluate only the safety of principal and interest payments, not market value risk. Because the creditworthiness of an issuer may change more rapidly than can be timely reflected in changes in credit ratings, the Sub-Adviser monitors the issuers of corporate debt securities held in the Portfolio's portfolio. The credit ratings assigned by a rating agency to a security are not considered by the Sub-Adviser in selecting a security. The Sub-Adviser examines the intrinsic value of a security in light of market conditions and the underlying fundamental values. Because of the nature of medium and lower rated corporate debt securities, achievement by the Portfolio of its investment objective when investing in such securities is dependent on the credit analysis of the Sub-Adviser. The Sub-Adviser could be wrong in its analysis. If the Portfolio purchased primarily higher rated debt securities, risks would be substantially reduced.


To the extent that there is no established market for some of the medium or low grade corporate debt securities in which the Baron Small Cap Portfolio may invest, there may be thin or no trading in such securities and the ability of the Sub-Adviser to value accurately such securities may be adversely affected. Further, it may be more difficult for the Portfolio to sell securities for which no established retail market exists as compared with securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade corporate debt securities held in the Portfolio's portfolio, the responsibility of the Sub-Adviser to value the

Portfolio's securities becomes more difficult and the Sub-Adviser's judgment may play a greater role in the valuation of the Portfolio's securities due to a reduced availability of reliable objective data.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Third Avenue Value Portfolio may invest in loans and other direct debt instruments owed by a borrower to another party. These instruments represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Portfolio in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

TRADE CLAIMS. Third Avenue Value Portfolio may invest in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. For purchasers such as the Portfolio, trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor's financial position improves or the claim is paid.

An investment in trade claims is speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

FOREIGN CURRENCY TRANSACTIONS. Third Avenue Value Portfolio may, from time to time, engage in foreign currency transactions in order to hedge the value of its portfolio holdings denominated in foreign currencies against fluctuations in foreign currency prices versus the U.S. dollar. These transactions include forward currency contracts, exchange listed and OTC options on currencies, currency swaps and other swaps incorporating currency hedges.

The notional amount of a currency hedged by the Portfolio will be closely related to the aggregate market value (at the time of making such hedge) of the securities held and reasonably expected to be held in its portfolio denominated or quoted in or currently convertible into that particular currency or a closely related currency. If the Portfolio enters into a hedging transaction in which the Portfolio is obligated to make further payments, its custodian will segregate cash or readily marketable securities having a value at all times at least equal to the Portfolio's total commitments.

The cost to the Portfolio of engaging in currency hedging transactions varies with factors such as (depending upon the nature of the hedging transaction) the currency involved, the length of the contract period, interest rates in foreign countries for prime credits relative to U.S. interest rates for U.S. Treasury obligations, the market conditions then prevailing and fluctuations in the value of such currency in relation to the U.S. dollar. Transactions in currency hedging contracts usually are conducted on a principal basis, in which case no fees or commissions are involved. The use of currency hedging contracts does not eliminate fluctuations in the prices in local currency of the securities being hedged. The ability of the Portfolio to realize its objective in entering into currency hedging transactions is dependent on the performance of its counterparties on such contracts, which may in turn depend on the absence of currency exchange interruptions or blockage by the governments involved, and any failure on their part could result in losses to the Portfolio. The requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the CODE) may cause the Portfolio to restrict the degree to which it engages in currency hedging transactions.

INVESTMENT IN RELATIVELY NEW ISSUES. Third Avenue Value Portfolio intends to invest occasionally in the common stock of selected new issuers. Investments in relatively new issuers, i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such companies are relatively unseasoned. Such companies may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. The securities of such issuers may have a limited trading market which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investors who invest in such issuers trade the same securities when the Portfolio attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be the case.

TEMPORARY DEFENSIVE INVESTMENTS. When, in the judgment of the Sub-Adviser, a temporary defensive posture is appropriate, the Third Avenue Value Portfolio may hold all or a portion of its assets in short-term U.S. Government obligations, cash or cash equivalents. The adoption of a temporary defensive posture does not constitute a change in the Portfolio's investment objective.

CONVERTIBLE SECURITIES. Third Avenue Value Portfolio and Gabelli Large Cap Value Portfolio each may invest in convertible securities when it appears to its Sub-Advisor that it may not be prudent to be fully invested in common stocks. In evaluating a convertible security, the Sub-Adviser places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. The Gabelli Large Cap Value Portfolio will normally purchase only investment grade, convertible debt securities having a rating of, or equivalent to, at least "BBB" (which securities may have speculative characteristics) by S&P or, if unrated, judged by the Sub-Adviser to be of comparable quality. However, the Gabelli Large Cap Value Portfolio may also invest up to 25% of its assets in more speculative convertible debt securities.

Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

In selecting convertible securities for the Gabelli Large Cap Value Portfolio, its Sub-Adviser relies primarily on its own evaluation of the issuer and the potential for capital appreciation through conversion. It does not rely on the rating of the security or sell because of a change in rating absent a change in its own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals. Interest or dividend yield is a factor only to the extent it is reasonably consistent with prevailing rates for securities of similar quality and thereby provides a support level for the market price of the security. The Gabelli Large Cap Value Portfolio will purchase the convertible securities of highly leveraged issuers only when, in the judgment of the Sub-Adviser, the risk of default is outweighed by the potential for capital appreciation.

The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Sub-Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although each Sub-Adviser will attempt to avoid exposing the Portfolio to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.

CORPORATE REORGANIZATIONS. In general, securities of companies engaged in reorganization transactions sell at a premium to their historic market price immediately prior to the announcement of the tender offer or reorganization proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments by the Gabelli Large Cap Value Portfolio may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Sub-Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamic of the business climate when the offer or proposal is in progress.

In making such investments, the Gabelli Large Cap Value Portfolio will not violate any of its diversification requirements or investment restrictions including the requirements that, except for the investment of up to 25% of its assets in any one company or industry, not more than 5% of its assets may be invested in the securities of any issuer. Since such investments are ordinarily short term in nature, they will tend to increase the Portfolio's portfolio turnover ratio thereby increasing its brokerage and other transaction expenses. The Sub-Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments.

WHEN ISSUED, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of securities involved (up to 5% of its assets in the case of Baron Small Cap Portfolio). In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Portfolios will only enter into a forward commitment with the intention of actually acquiring the security, the Portfolios may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Portfolio prior to the settlement date. The Gabelli Large Cap Value Portfolio will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

REITS. Third Avenue Value Portfolio and Baron Small Cap Portfolio may invest in the equity securities of real estate investment trusts (REITS). A REIT is a corporation or business trust that invests in real estate and derives its income from rents from real property or interest on loans secured by mortgages on real property. The market value of REITs may be affected by changes in the tax laws or by their inability to qualify for the tax-free pass-through of their income. The REIT portion of the portfolio may also be affected by general fluctuations in real estate values and by defaults by borrowers or tenants.

OTHER DEBT SECURITIES. Third Avenue Value Portfolio and Baron Small Cap Portfolio may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value; pay-in-kind securities pay interest through the issuance of additional securities. The market value of these debt securities generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality. The secondary market value of corporate debt securities structured as zero coupon securities or payment-in-kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accrued, to the extent that the Portfolio does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Investment in such securities also involves certain tax considerations.

Baron Small Cap Portfolio from time to time may also purchase indebtedness and participations therein, both secured and unsecured, of debtor companies in reorganization or financial restructuring. Such indebtedness may be in the form of loans, notes, bonds or debentures. When the Portfolio purchases a participation interest it assumes the credit risk associated with the bank or other financial intermediary as well as the credit risk associated with the issuer of any underlying debt instrument. The Portfolio may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company. (Third Avenue Portfolio may also invest in trade claims.) Some debt securities purchased by the Portfolio may have very long maturities. The length of time remaining until maturity is one factor the Sub-Adviser considers in purchasing a particular indebtedness. The purchase of indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. The Sub-Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through thorough analysis. There are no established markets for some of this indebtedness and it is less liquid than more heavily traded securities. Indebtedness of the debtor company to a bank are not securities of the banks issuing or selling them. The Portfolio may purchase loans from national and state chartered banks as well as foreign ones. The Portfolio may invest in senior indebtedness of the debtor companies, although on occasion subordinated indebtedness may also be acquired. The Portfolio may also invest in distressed first mortgage obligations and other debt secured by real property. The Portfolio does not currently anticipate investing more than 5% of its assets in trade and other claims.

When the Sub-Adviser determines that opportunities for profitable investments are limited or that adverse market conditions exist, all or a portion of the Portfolio's assets may be invested in cash or cash equivalents such as money market instruments, which include U.S. Government securities, certificates of deposit, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements. When the Portfolio's investments in cash or similar investments increase, its investment objectives may not be achieved.

SECTION 3. - INVESTMENT RESTRICTIONS AND POLICIES

The following supplements the information contained in the Fund's Prospectus concerning the investment policies and limitations of its four Portfolios. For information relating to the Manager and the Sub-Advisers to each Portfolio, see "Management of the Fund - the Manager, Sub-Advisers and Distributor" in the Prospectus and "Investment Advisory and Other Services" in this SAI.

INVESTMENT LIMITATIONS. The investment restrictions set forth below are fundamental policies of each Portfolio, which cannot be changed with respect to a Portfolio without the approval of the holders of a majority of the outstanding voting securities of that Portfolio, as defined in the 1940 Act, as the lesser of: (1) 67% or more of the Portfolio's voting securities present at a meeting of shareholders, if the holders of more than 50% of the Portfolio's outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Portfolio on an individual basis, and apply only at the time an investment is made; a later increase or decrease in percentage resulting from changes in values or net assets will not be deemed to be an investment that is contrary to these restrictions. Pursuant to such restrictions and policies, no Portfolio may:

- make an investment in any one industry if the investment would cause the aggregate value of the Portfolio's investment in such industry to exceed 25% of the Portfolio's total assets, except that this policy does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (U.S. GOVERNMENT SECURITIES), certificates of deposit and bankers' acceptances;

- purchase securities of any one issuer (except U.S. Government securities), if as a result at the time of purchase more than 5% of the Portfolio's total assets would be invested in such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, except that 25% of the total assets of the Portfolio may be invested without regard to this limitation;

- purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that a Portfolio that may use options or futures strategies and may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

- mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Portfolio except as may be necessary in connection with permitted borrowings and then not in excess of 5% of the Portfolio's total assets taken at cost (10% in the case of Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio), provided that this does not prohibit escrow, collateral or margin arrangements in connection with the use of options, futures contracts and options on futures contracts by a Portfolio that may use options or futures strategies;

- make short sales of securities or maintain a short position, except to the extent described in the Prospectus;

- purchase or sell real estate, provided that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

- purchase or sell commodities or commodity contracts, except to the extent described in the Prospectus and this Statement of Additional Information with respect to futures and related options;

-    invest in oil, gas or mineral-related programs or leases;

- make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and other fixed income securities as described in the Prospectus and Statement of Additional Information shall not be deemed to be the making of a loan;

- purchase any securities issued by any other investment company except (i) by purchase in the open market where no commission or profit, other than a customary broker's commission, is earned by any sponsor or dealer associated with the investment company whose shares are acquired as a result of such purchase, (ii) in connection with the merger, consolidation or acquisition of all the securities or assets of another investment company and (iii) purchases of collateralized mortgage obligations or asset-backed securities, the issuers of which are investment companies; or

- borrow money or issue senior securities, except that each of Harris Bretall Sullivan & Smith Equity Growth Portfolio and Third Avenue Value Portfolio may borrow in an amount up to 10% of its respective total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge its assets in connection with such borrowing. Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio may borrow money from banks on an unsecured basis and may pay interest thereon in order to raise additional cash for investment or to meet redemption requests. Each of these two Portfolios may not borrow amounts in excess of 20% of its total assets taken at cost or at market value, whichever is lower, and then only from banks as a temporary measure for extraordinary or emergency purposes. If such borrowings exceed 5% of a Portfolio's total assets, the Portfolio will make no further investments until such borrowing is repaid. It is the current intention of each of these two Portfolios not to borrow money in excess of 5% of its assets. A Portfolio may pledge up to 5% (10% in the case of Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio) of its total assets as security for such borrowing. For purposes of this restriction, the deposit of initial or maintenance margin in connection with futures contracts will not be deemed to be a pledge of the assets of a Portfolio.

The following investment restrictions may be changed by the vote of the Fund's Board of Directors without shareholder approval:

- No Portfolio will hold assets of any issuers, at the end of any calendar quarter (or within 30 days thereafter), to the extent such holdings would cause the Portfolio to fail to comply with the diversification requirements imposed by Section 817(h) of the Code, and the Treasury regulations issued thereunder, on segregated asset accounts used to fund variable annuity contracts.

- Each of the Harris Bretall Sullivan & Smith Equity Growth Portfolio, Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio may not change its policy of investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investments suggested by the Portfolio's name as described in the Prospectus, without providing shareholders with at least 60 days' prior notice of such change.

OPTIONS, FUTURES AND OTHER HEDGING STRATEGIES

Each of Gabelli Large Cap Value Portfolio, Third Avenue Value Portfolio and Baron Small Cap Portfolio may use a variety of financial instruments (HEDGING instruments), including certain options, futures contracts (sometimes referred to as FUTURES) and options on futures contracts, to attempt to hedge the Portfolio's investments or attempt to enhance the Portfolio's income. The particular hedging instruments are described in Appendix A to this SAI.

Hedging strategies can be broadly categorized as SHORT HEDGES and LONG HEDGES. A short hedge is a purchase or sale of a hedging instrument intended partially or fully to offset potential declines in the value of one or more investments held by a Portfolio. Thus, in a short hedge a Portfolio takes a position in a hedging instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Portfolio might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Portfolio could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Portfolio might be able to close out the put option and realize a gain to offset the decline in the value of the security.

Conversely, a long hedge is a purchase or sale of a hedging instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Portfolio intends to acquire. Thus, in a long hedge a Portfolio takes a position in a hedging instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a Portfolio might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Portfolio could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Portfolio might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities that a Portfolio owns or intends to acquire. Hedging instruments on stock indices, by contrast, generally are used to hedge against price movements in broad equity market sectors in which the Portfolio has invested or expects to invest. Hedging instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

The use of hedging instruments is subject to certain regulations of the SEC, the options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (CFTC) and various state regulatory authorities.

In addition to the products, strategies and risks described below and in the Prospectus, the Sub-Advisers using these techniques expect to discover additional opportunities in connection with options, futures contracts, foreign currency forward contracts and other hedging techniques. These new opportunities may become available as a particular Sub-Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, foreign currency forward contracts or other techniques are developed. The Sub-Advisers may utilize these opportunities to the extent that they are consistent with the respective Portfolio's investment objectives and permitted by the respective Portfolio's investment limitations and applicable regulatory authorities.

SPECIAL RISKS OF HEDGING STRATEGIES. The use of hedging instruments involves special considerations and risks, as described below. Risks pertaining to particular hedging instruments are described in the sections that follow.

- Successful use of most hedging instruments depends upon the Sub-Adviser's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the price of individual securities. While the Sub-Advisers using these techniques are experienced in the use of hedging instruments, we can't guarantee that any particular hedging strategy adopted will succeed.

- There might be imperfect correlation, or even no correlation, between price movements of a hedging instrument and price movements of the investments being hedged. For example, if the value of a hedging instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. A lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which hedging instruments are traded. The effectiveness of hedges using hedging instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

- Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Portfolio entered into a short hedge because the Sub-Adviser projected a decline in the price of a security held by a Portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Portfolio could suffer a loss. In either case, the Portfolio would have been in a better position had it not hedged at all.

- As described below, a Portfolio might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in hedging instruments involving obligations to third parties (I.E., hedging instruments other than purchased options). If a Portfolio were unable to close out its positions in such hedging instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Portfolio sell a portfolio security at a disadvantageous time. A Portfolio's ability to close out a position in a hedging instrument before it expires or matures depends on there being a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, we can't guarantee that any hedging position can be closed out at a time and price that is favorable to the Portfolio.


COVER FOR HEDGING STRATEGIES. Transactions using Hedging Instruments, other than purchased options, expose a Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either:

- an offsetting covered position in securities, currencies or other options or futures contracts; or

- cash, receivables and short-term debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided above. Each Portfolio will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding hedging instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Portfolio's assets to cover or in segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

PUT, CALL AND INDEX OPTIONS. Gabelli Large Cap Value, Third Avenue Value Portfolio and Baron Small Cap Portfolio may purchase put and call options listed on a national securities exchange. Put and call options are traded on the AMEX, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange and NYSE.

A Portfolio may purchase a call on securities to effect a CLOSING PURCHASE TRANSACTION, which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the Portfolio on which it wishes to terminate its obligations. If the Portfolio is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the Portfolio expires (or until the call is exercised and the Portfolio delivers the underlying security).

Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio may write call options if the calls written by any of the Portfolios are COVERED throughout the life of the option. A call is covered if a Portfolio (i) owns the optioned securities, (ii) has an immediate right to acquire such securities, without additional consideration, upon conversion or exchange of securities currently held in the Portfolio or (iii) in the case of options on certain U.S. Government securities or which are settled in cash, the Portfolio maintains, in a segregated account with the custodian, cash or U.S. Government securities or other appropriate high-grade debt obligations with a value sufficient to meet its obligations under the call. When a Portfolio writes a call on a security, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Portfolio loses the opportunity for any gain from an increase in the market price of the underlying security over the exercise price. If a Portfolio writes a call option that is not covered as described in (i) or (ii) above, it has not limited its risk from a potential rise in the price of the underlying security.

Gabelli Large Cap Value and Baron Small Cap Portfolio also may write listed put options. A Portfolio may write puts only if they are SECURED. Baron Small Cap Portfolio also may write OTC put options. A put is secured if a Portfolio (i) maintains in a segregated account with the custodian, cash or U.S. Government securities or other appropriate high-grade debt obligations with a value equal to the exercise price or (ii) holds a put on the same underlying security at an equal or greater exercise price. When a Portfolio writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Portfolio at the exercise price at any time during the option period. The Portfolio may purchase a put on the underlying security to effect a CLOSING PURCHASE TRANSACTION, except in those circumstances, which are believed by the Sub-Adviser to be rare, when it is unable to do so.

OPTIONS. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable a Portfolio to enhance income by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, the Portfolio would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the security at less than its market value. If the covered call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Additional Fund Investment Policies - Illiquid Securities."

When a Portfolio writes a put or call option, the amount of the premium is included in the Portfolio's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium paid for an option purchased by a Portfolio is recorded as an asset and subsequently adjusted to market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

A Portfolio will realize a gain (or loss) on a closing purchase transaction with respect to a call or put previously written by the Portfolio if the premium, plus commission costs, paid by it to purchase the call or put is less (or greater) than the premium, less commission costs, received by it on the sale of a call or put. A gain will be realized if a call or a put, which the Portfolio has written lapses unexercised, because the Portfolio would retain the premium.

Gabelli Large Cap Value Portfolio, Third Avenue Value Portfolio and Baron Small Cap Portfolio may purchase and sell securities index options. One effect of such transactions is to hedge all or part of the Portfolio's securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

A Portfolio's successful use of options on indexes depends upon its ability to predict the direction of the market and is subject to various additional risks. See "Special Risks of Hedging Strategies" above.

Baron Small Cap Portfolio may purchase and write options on the OTC market (OTC OPTIONS). The staff of the SEC has taken the position that OTC options that are purchased and the assets used as cover for written OTC options should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank as a PRIMARY DEALER in U.S. Government securities is the other party to an option contract written by a Portfolio and that Portfolio has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Portfolio needs to treat as illiquid only that amount of the cover assets equal to the formula price less the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is IN-THE-MONEY). Although the Sub-Advisers do not believe that OTC options are generally illiquid, pending resolution of this issue, the Portfolio will conduct its operations in conformity with the views of the SEC staff.

Currently, many options on equity securities are exchange-traded. Exchange markets for options on debt securities and foreign currencies exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Portfolio and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Portfolio purchases or writes an OTC option, it relies on the party from whom it purchased the option or to whom it has written the option (the CONTRA PARTY) to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Portfolio as well as the loss of any expected benefits of the transaction.

Generally, the OTC debt and foreign currency options are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

A Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Portfolio intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although a Portfolio will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Portfolio, we can't guarantee that the Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Portfolio might be unable to close out an OTC option position at any time prior to its expiration.

If the Portfolio were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Portfolio could cause material losses because the Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

New forms of option instruments are continuing to evolve and each of the Portfolios named above may invest in such new option instruments and variations of existing option instruments, subject to such Portfolio's investment restrictions. Each of Gabelli Large Cap Value Portfolio, Third Avenue Value Portfolio and Baron Small Cap Portfolio may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Portfolio, does not exceed 5% of the Portfolio's total assets. Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio will each attempt to limit losses from all options transactions to 5% of its average net assets per year, or cease options transactions until in compliance with the 5% limitation, but there can be no absolute assurance of adherence to these limits.

The Fund's custodian, or a securities depository acting for it, will act as escrow agent as to the securities on which a Portfolio has written puts or calls, or as to other securities acceptable for such escrow, so that no margin deposit will be required of the Portfolio. Until the underlying securities are released from escrow, they cannot be sold by the Portfolio.

LIMITATIONS ON THE USE OF OPTIONS. The Portfolios' use of options is governed by the following guidelines, which can be changed by the Fund's Board of Directors without shareholder vote:

- Gabelli Large Cap Value Portfolio, Third Avenue Value Portfolio and Baron Small Cap Portfolio may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Portfolio, does not exceed 5% of the Portfolio's total assets; and

- Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio will attempt to limit losses from all options transactions to 5% of its average net assets per year, or cease options transactions until in compliance with the 5% limitation, but there can be no absolute assurance of adherence to these limits.

FUTURES CONTRACTS AND RELATED OPTIONS. Gabelli Large Cap Value Portfolio, Third Avenue Value Portfolio and Baron Small Cap Portfolio may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. Gabelli Large Cap Value Portfolio, Third Avenue Value Portfolio and Baron Small Cap Portfolio may purchase and sell stock index futures contracts and Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio may purchase options on such contracts solely for the purpose of hedging against the effect that changes in general market conditions, interest rates and conditions affecting particular industries may have on the values of securities held in each such Portfolio's portfolio, or which it intends to purchase, and not for the purpose of speculation.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a Portfolio holds long-term U.S. Government securities and the Sub-Adviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Portfolio's securities declined, the value of the Portfolio's futures contracts would increase, thereby protecting the

Portfolio by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Sub-Adviser expects long-term interest rates to decline, the Sub-Adviser might enter into futures contracts for the purchase of long-term securities so that it could gain rapid market exposure that may offset anticipated increases in the costs of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. The writing of a put option on a futures contract is similar to the purchase of the futures contract, except that, if the market price declines, the Portfolio would pay more than the market price for the underlying securities. The net cost to the Portfolio would be reduced, however, by the premium received on the sale of the put, less any transaction costs.

There is no assurance that it will be possible, at any particular time, to close a futures position. In the event that a Portfolio could not close a futures position and the value of the position declined, the Portfolio would be required to continue to make daily cash payments of maintenance margin. There can be no assurance that hedging transactions will be successful, as there may be an imperfect correlation (or no correlation) between movements in the prices of the futures contracts and of the securities being hedged, or price distortions due to conditions in the futures markets because futures markets may have daily market price movement limits for futures contracts. Where futures contracts are purchased to hedge against an increase in the price of long-term securities, but the long-term market declines and a Portfolio does not invest in long-term securities, the Portfolio would realize a loss on the futures contracts, which would not be offset by a reduction in the price of securities purchased. Where futures contracts are sold to hedge against a decline in the price of long-term securities in a Portfolio, but the long-term market advances, the Portfolio would lose part or all of the benefit of the advance due to offsetting losses in its futures positions. Successful use of futures contracts by a Portfolio is subject to the Sub-Adviser's ability to predict correctly movements in the direction of interest rates, currency exchange rates, market prices and other factors affecting markets for debt securities.

A Portfolio may not enter into futures contracts or purchase or write related options unless it complies with rules and interpretations of the Commodity Futures Trading Commission (CFTC) which require, among other things, that futures and related options be used solely for BONA FIDE HEDGING purposes, as defined in CFTC regulations or, alternatively, that the Portfolio will not enter into futures and related options transactions if the sum of the aggregate initial margin deposits on futures contracts and premiums paid for related options exceeds 5% of the market value of the Portfolio's total assets (calculated in accordance with CFTC regulations).

FUTURES. The purchase of futures or call options on those futures can serve as a long hedge, and the sale of futures or the purchase of put options on those futures can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities and indices.

Futures strategies also can be used to manage the average duration of a Portfolio. If the Sub-Adviser wishes to shorten the average duration of a Portfolio, the Portfolio may sell a futures contract or a call option on a futures contract, or purchase a put option on that futures contract. If the Sub-Adviser wishes to lengthen the average duration of a Portfolio, the Portfolio may buy a futures contract or a call option on a futures contract.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Portfolio is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, initial margin consisting of cash, U.S. Government securities or other liquid, high-grade debt securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking to market. Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio's obligations to or from a futures broker. When a Portfolio purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Portfolio purchases or sells a futures contract or writes a call option on a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Portfolio intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. Secondary markets for options on futures are currently in the development stage, and no Portfolio will trade options on futures on any exchange or board of trade unless, in the Sub-Adviser's opinion, the markets for such options have developed sufficiently that the liquidity risks for such options are not greater than the corresponding risks for futures.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Portfolio were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, program trading and other investment strategies might result in temporary price distortions.

LIMITATIONS ON THE USE OF FUTURES. A Portfolio will not purchase or sell futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing futures positions and margin and premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets. This guideline can be changed by the Fund's Board of Directors without shareholder vote. This guideline does not limit to 5% the percentage of the Portfolio's assets that are at risk in futures and related options transactions. For purposes of this guideline, options on futures contracts and foreign currency options traded on a commodities exchange will be considered related options.

In addition, the Fund has represented to the CFTC that it:

- will use future contracts, options on futures contracts and foreign currency options traded on a commodities exchange solely in bona fide hedging transactions or, alternatively

- will not enter into futures contracts, options on futures contracts or foreign currency options traded on a commodities exchange for which the aggregate initial margin and premiums exceed 5% of a Portfolio's total assets (calculated in accordance with CFTC regulations).

FOREIGN CURRENCY HEDGING STRATEGIES - SPECIAL CONSIDERATIONS. The Third Avenue Value Portfolio, Gabelli Large Cap Value Portfolio and the Baron Small Cap Portfolio may use options and futures on foreign currencies, and foreign currency forward contracts as described below to hedge against movements in the values of the foreign currencies in which the Portfolios' securities are denominated. These currency hedges can protect against price movements in a security that a Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. These hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The Portfolios might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or when those hedging instruments are more expensive than certain other hedging instruments. In such cases, a Portfolio may hedge against price movements in that currency by entering into transactions using hedging instruments on other currencies, the values of which the Sub-Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of hedging instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, the Portfolios could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the hedging instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

SECTION 4. - MANAGEMENT OF THE FUND

Under Maryland law and the Fund's Articles of Incorporation and by-laws, the business and affairs of the Fund are managed under the direction of the Fund's Board of Directors.

Shareholders have the right to vote on the election of members of the Board of Directors of the Fund, on any other matters on which they may be legally entitled to vote, and on any other business that may properly come before a meeting of shareholders. On any matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. On matters relating to all the Portfolios, but affecting the Portfolios differently, separate votes by Portfolios are required. The Fund does not hold annual meetings of shareholders. Each share of a Portfolio has equal voting, dividend and liquidation rights.

The Board of Directors is responsible for overseeing the management of the Fund's business and affairs and plays a vital role in protecting the interests of the shareholders. Among other things, the Directors approve and review the Fund's contracts and other arrangements and monitor Fund operations. The following table sets forth information pertaining to the Directors and officers of the Fund. A Director who is deemed to be an "interested person" of the Fund (as defined in the 1940 Act) is referred to as an "Interested Director." Directors who are not deemed to be "interested persons" of the Fund are referred to as "Independent Directors."



 NAME, AGE &      POSITION      TERM OF          PRINCIPAL OCCUPATION(S) DURING   NUMBER OF      OTHER
 ADDRESS          WITH THE      OFFICE AND       PAST 5 YEARS                     PORTFOLIOS     DIRECTORSHIPS
                  FUND          LENGTH OF                                         OVERSEEN       HELD BY THE
                                TIME SERVED**                                     WITHIN THE     DIRECTOR***
                                                                                  FUND


 INTERESTED
 DIRECTOR:

 John R.          Chairman of    Since 1993      President of Integrity Life        4             None
 Lindholm (53)*   the Board                      Insurance Company since 1993;
 515 W. Market    of Directors                   President of National Integrity
 Street                                          Life Insurance Company since
 Louisville, KY                                  September 1997; President -
 40202                                           Retail Business Division of
                                                 ARM Financial Group (ARM) from
                                                 November 1996 to March
                                                 2000.
                                 26


NAME, AGE &       POSITION      TERM OF          PRINCIPAL OCCUPATION(S) DURING  NUMBER OF     OTHER
 ADDRESS          WITH THE      OFFICE AND       PAST 5 YEARS                    PORTFOLIOS    DIRECTORSHIPS
                  FUND          LENGTH OF                                        OVERSEEN      HELD BY THE
                                TIME SERVED                                      WITHIN THE    DIRECTOR
                                **                                               FUND


INDEPENDENT
 DIRECTORS:

Chris LaVictoire  Director      Since 1997      CEO/Principal, Aveus, LLC, a       4           None
Mahai (47)                                       marketing and interactive
515 W. Market                                    strategy and development firm,
Street                                           since July 1999; President,
Louisville,                                      clavm, inc., a management
KY 40202                                         consulting group, since June
                                                 1998; Fellow, Poynter Institute
                                                 for Media Studies, since June
                                                 1998; Board Member (Cowles
                                                 Media) Star Tribune Foundation
                                                 from September 1992 to June
                                                 1998; Senior Vice President,
                                                 Cowles Media Company/Star
                                                 Tribune from August 1993 to
                                                 June 1998.

William B.        Director     Since 1995        President, William Faulkner       4          None
Faulkner (75)                                    Associates, LLC (international
825 Goodrich Ave.                                trade business) since 1988;
St. Paul, MN                                     Manager, Carroll Family, LLC
55105                                            (commercial land development
                                                 business) since 1998.

Irvin W.          Director     Since 2000        Self-employed financial           4         Separate Accounts
Quesenberry, Jr.                                 consultant; Board member of                 Ten of Integrity
(64)                                             Louisville Water Company from               Life Insurance
515 W. Market                                    1986 to 2000.                               Company
Street
Louisville, KY
40202




                                       27

NAME, AGE &      POSITION      TERM OF          PRINCIPAL OCCUPATION(S) DURING   NUMBER OF    OTHER
 ADDRESS          WITH THE      OFFICE AND       PAST 5 YEARS                    PORTFOLIOS   DIRECTORSHIPS
                  FUND          LENGTH OF                                        OVERSEEN     HELD BY THE
                                TIME SERVED**                                    WITHIN THE   DIRECTOR***
                                                                                 FUND

John Katz(64)    Director     Since 1993        Managing partner, Associated      4           None
10 Hemlock Road                                 Mezzanine Investors, LLC since
Hartsdale, NY                                   March 2000; Investment banker
10530                                           since January 1991.


OFFICERS:

Edward J.        President    Since 1993        Senior Vice President of          4           N/A
Haines (55)                                     Marketing for Integrity Life
515 W. Market                                   Insurance Company since March
Street                                          2000; Senior Vice President of
Louisville, KY                                  Marketing for ARM from December
40202                                           1993 to March 2000.

Kevin L.         Secretary     Since 1994       Senior Vice President and        4           N/A
Howard (38)                                     Counsel of Integrity Life
515 W. Market                                   Insurance Company since March
Street                                          2000; Senior Vice President and
Louisville, KY                                  Counsel of ARM from October 1998
40202                                           to March 2000; Assistant General
                                                Counsel of ARM from January 1994
                                                until October 1998.

Don W.          Controller     Since 1993       Chief Financial Officer of       4           N/A
Cummings (39)                                   Integrity Life Insurance Company
515 W. Market                                   since March 2000; Chief
Street                                          Financial Officer-Retail
Louisville, KY                                  Business Division of ARM from
40202                                           November 1996 to March 2000.





* Mr. Lindholm is an "interested person," as defined in the 1940 Act, by virtue of his position with ARM.


** There is no set term for Directors and officers. The table shows the number of years for which they have served as Director and/or officer of the Fund. *** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.


The following table sets forth the dollar range of equity securities in each Portfolio beneficially owned by a Director, and on an aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex, if any, as of June 30, 2002.

                                       28



SHARE OWNERSHIP



                AGGREGATE DOLLAR RANGE OF                                                 AGGREGATE DOLLAR
          AGGREGATE DOLLAR EQUITY SECURITIES IN THE                                        RANGE OF EQUITY
   ---------------------------------------------------------                              SECURITIES IN ALL
                HARRIS BRETALL                   GABELLI                                REGISTERED INVESTMENT
                SULLIVAN &      THIRD            LARGE              BARON              COMPANIES OVERSEEN
                SMITH EQUITY    AVENUE           CAP                SMALL                 BY DIRECTOR IN
                GROWTH           VALUE            VALUE              CAP                   FUND COMPLEX
                PORTFOLIO       PORTFOLIO       PORTFOLIO          PORTFOLIO


 NAME

INTERESTED
DIRECTOR:
John R.
Lindholm         $0             $10,001-        $0              $10,001-                       $10,001-
                                $50,000                         $50,000                        $50,000


INDEPENDENT
 DIRECTORS:

 William B.
  Faulkner      $0              $0              $0              $0                              $0
John Katz       $0              $0              $0              $0                              $0
Irvin W.
 Quesenberry,
 Jr.            $0              $0              $0              $0                              $0
Chris L. Mahai  $0              $0              $0              $0                              $0





The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Director and his/her immediate family members, in the Manager or Distributor or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or "under common control with" (within the meaning of the 1940
Act) the Manager or Distributor as of June 30, 2002.



                        NAME OF OWNERS
                      AND RELATIONSHIPS                          TITLE OF          VALUE OF     PERCENT OF
NAME OF DIRECTOR         TO DIRECTOR            COMPANY          CLASS             SECURITIES      CLASS

 -----                  ----------              -----             ------            --------    ---------

William B. Faulkner     None                    N/A              N/A                $ 0          0 %
John Katz               None                    N/A              N/A                $ 0          0 %
Irwin W. Quesenberry,   None                    N/A              N/A                $ 0          0 %
  Jr.
Chris L. Mahai          None                    N/A              N/A                $ 0          0 %






STANDING BOARD COMMITTEES

The Board of Directors has established two standing committees in connection with the governance of the Fund - Audit and Nomination.

The Audit Committee consists of all of the Independent Directors. The responsibilities of the Audit Committee are to assist the Board of Directors in overseeing the Fund's independent accountants, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent accountants' responsibility to plan and carry out a proper audit. The Audit Committee met two times during the fiscal year ended June 30, 2002.

                                       29



The Nominating Committee consists of all of the Independent Directors. This Committee will interview and recommend to the Board persons to be nominated for election as Directors by the Fund's shareholders and select and propose nominees for election by the Board between annual meetings. This Committee will not normally consider candidates proposed by shareholders for election as Directors. The Nominating Committee did not meet during the fiscal year ended June 30, 2002.

COMPENSATION

The Fund pays the Independent Directors fees for serving as Directors. During the fiscal year ended June 30, 2002, the Fund paid the Independent Directors a combined total of $52,500 exclusive of expenses. Because the Manager and the Sub-Advisers perform substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. Interested Directors receive no compensation from the Fund.

The following table sets forth for the fiscal year ended June 30, 2002, compensation paid by the Fund to the Independent Directors.



                        AGGREGATE            PENSION OR RETIREMENT
                        COMPENSATION         BENEFITS ACCRUED AS PART OF            TOTAL COMPENSATION
NAME OF DIRECTOR        FROM FUND               FUND EXPENSES                     FROM FUND PAID TO DIRECTORS
 ----------------       ---------               -------------                    ----------------------


William B. Faulkner     $13,500               None                                $13,500
 John Katz              $13,500               None                                $13,500
 Irvin W. Quesenberry,  $13,500               None                                $13,500
    Jr.
Chris L. Mahai          $12,000               None                                $12,000






CODE OF ETHICS. The Fund, the Manager, each Sub-Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act (the CODE). Persons subject to the Code may not purchase securities in which the Fund or the Portfolios may invest unless their purchases have been precleared in accordance with the Code and do not occur within certain black-out periods imposed under the Code.


SECTION 5. - PRINCIPAL HOLDERS OF SECURITIES

All of the outstanding shares of common stock of each Portfolio are owned by Integrity Life Insurance Company's Separate Account II and National Integrity Life Insurance Company's Separate Account II.

The address of the Administrative Office of Integrity Life Insurance Company is 515 West Market Street, Louisville, Kentucky 40202. The address of the Administrative Office of National Integrity Life Insurance Company is 15 Matthews Street, Suite 200, Goshen, NY 10924.


As of October 15, 2002, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of each Portfolio of the Fund.


                                       30


SECTION 6. - INVESTMENT ADVISORY AND OTHER SERVICES

Touchstone Advisors, Inc., 311 Pike Street, Cincinnati, Ohio 45202 (MANAGER), serves as investment manager to all the Portfolios of the Fund. Western & Southern, the parent of the Manager, is, together with the Manager, part of The Western-Southern Enterprise (R) (the ENTERPRISE), which is a family of companies that provides life insurance, annuities, mutual funds, asset management and other related financial services for millions of customers nationwide. (The Manager is 100% owned by IFS Financial Services, Inc., 311 Pike Street, Cincinnati, Ohio 45202, a direct subsidiary of Western & Southern.) As of June 30, 2002, the Enterprise owned and managed assets of approximately $28.1 billion and the Manager managed assets of approximately $1.9 billion (on a consolidated basis).

The Manager acts as the investment manager of each Portfolio pursuant to a management agreement with the Fund (MANAGEMENT AGREEMENT). Under the Management Agreement, the Fund pays the Manager a fee for each Portfolio computed daily and payable monthly, according to the schedule set forth in the Prospectus. The Manager is then responsible under the Management Agreement for paying each Sub-Adviser the sub-advisory fees payable.

Until April 4, 2000, Integrity Capital Advisors, Inc. served as investment manager to the Fund, when the management responsibilities were assumed by the Manager on the same terms and conditions. For the fiscal years ended June 30, 2000, 2001 and 2002 each Portfolio paid the Manager management fees in the amounts set forth below:



                                                MANAGEMENT FEE FOR FISCAL YEAR ENDED
                                                ------------------------------------
  PORTFOLIO                             JUNE 30, 2000   JUNE 30, 2001   JUNE 30, 2002
  --------                              -------------  -------------     -------------


HARRIS BRETALL SULLIVAN & Smith
  Equity Growth Portfolio               $ 291,766       $ 171,282       $ 348,422
Third Avenue Value Portfolio            $ 207,748       $ 159,863       $ 281,854
Gabelli Large Cap Value Portfolio       $ 177,505       $ 119,597       $ 127,703
Baron Small Cap Portfolio               $ 84,455        $ 58,345        $ 94,655




Pursuant to the Management Agreement with the Fund, the Manager is responsible for general supervision of the Sub-Advisers, subject to general oversight by the Fund's Board of Directors. In addition, the Manager is obligated to keep certain books and records of the Fund and administer the Fund's corporate affairs. In connection therewith, the Manager furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services that are not being furnished by the Fund's custodians or transfer and dividend disbursing agent.

Under the terms of the Management Agreement, each Portfolio bears all expenses incurred in its operation that are not specifically assumed by the Manager or Touchstone Securities Corporation, the Fund's distributor. General expenses of the Fund that are not readily identifiable as belonging to one of the Portfolios are allocated among the Portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. In addition to the expenses listed in the Prospectus, expenses borne by each Portfolio include, but are not limited to, the following (or the Portfolio's allocated share of the following):


                                       31


- filing fees and expenses relating to the registration and qualification of the Fund or the shares of a Portfolio under federal or state securities laws and maintenance of those registrations and qualifications;

-    taxes and governmental fees;

- expenses of setting in type and providing a camera-ready copy of prospectuses, statements of additional information and supplements, and reports and proxy materials for existing shareholders; and

- any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund or a Portfolio.

The Manager has voluntarily limited the expenses of each Portfolio, other than for brokerage commissions and the management fee, to 0.50% of average net assets on an annualized basis. As of November 1, 2002, the Manager has agreed to voluntarily limit the expenses of each Portfolio, other than for brokerage commissions and the management fee, to 0.60% of average net assets on an annualized basis. The Manager's reimbursement of Portfolio expenses results in an increase to each Portfolio's yield or total return. The Manager has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios. For the fiscal years ended June 30, 2000, 2001 and 2002, the Portfolios received reimbursements in the amounts set forth below:




                                          AMOUNT REIMBURSED FOR FISCAL YEAR ENDED

                                          ---------------------------------------
PORTFOLIO                               JUNE 30, 2000   JUNE 30, 2001   JUNE 30, 2002
---------                               -------------   -------------   -------------


Harris Bretall Sullivan & Smith
  Equity Growth                             --             --           $ 5,908
Portfolio Third Avenue
   Value Portfolio                          --         $14,262            --
Gabelli Large Cap Value Portfolio           --         $34,643          $32,575
Baron Small Cap Portfolio               $56,672        $86,353          $69,514




Under the Management Agreement, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Manager, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its duties and obligations under the Management Agreement.

The Management Agreement may be renewed from year to year after its initial two-year term so long as its continuance is specifically approved at least annually by the Fund's Board of Directors in accordance with the requirements of the 1940 Act. The Management Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement may be terminated by the Fund or the Manager upon 60 days' prior written notice.

The Manager has entered into a Sub-Advisory Agreement with Sub-Advisers for each Portfolio. A description of each Sub-Adviser is included in the Prospectus. See "Management of the Fund - the Manager, Sub-Advisers and Distributor." Each Sub-Advisory Agreement provides that the Sub-Adviser will furnish investment advisory services in connection with the management of each respective Portfolio.


                                       32


In connection with the Sub-Advisory Agreement, the Sub-Adviser is obligated to keep certain books and records of the Fund and the Manager supervises each Sub-Adviser's performance. Each Sub-Adviser is paid by the Manager, not the Fund, in accordance with the schedule set forth in the Prospectus.

For the fiscal years ended June 30, 2000, 2001 and 2002, the Manager or its predecessor paid the Sub-Advisers sub-advisory fees in respect of each Portfolio in the amounts set forth below:



PORTFOLIO                       JUNE 30, 2000      JUNE 30, 2001        JUNE 30, 2002
--------                        -------------      -------------        -------------


Harris Bretall Sullivan &
 Smith Equity Growth
   Portfolio                    $ 214,414          $179,548             $ 105,404
Third Avenue Value Portfolio*   $ 127,885          $ 98,377             $ 173,449
Gabelli Large Cap Value
  Portfolio*                    $ 128,198          $ 86,376             $ 92,230
Baron Small Cap
  Portfolio*                    $ 64,347           $ 44,453             $ 72,118




*Until October 31, 2000, the Portfolio's previous sub-adviser furnished investment advisory services.

Each Sub-Advisory Agreement may be renewed from year to year after its initial two-year term so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. Each Sub-Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. Each Sub-Advisory Agreement may be terminated by the Fund, the Manager or the respective Sub-Adviser upon 60 days' prior written notice.


The continuation of the Management Agreement and each Sub-Advisory Agreement was last approved by the Board, including all of the Independent Directors, on February 15, 2002, at an in-person meeting called for that purpose. Subsequently, the Sub-Adviser to the Third Avenue Value Portfolio advised the Fund that due to a proposed change of control of the Sub-Adviser, the Sub-Advisory Agreement would terminate. A new Sub-Advisory Agreement relating to the Third Avenue Value Portfolio was then approved by the Board, including all of the Independent Directors, on June 27, 2002, at a special, in-person meeting called for that purpose subject to the approval of shareholders at a special meeting to be held on September 26, 2002. Shareholders of the Portfolio approved the new Sub-Advisory Agreement at that special meeting. In approving the Management and Sub-Advisory Agreements, the Board primarily considered, with respect to the Fund, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board reviewed information derived from a number of sources that addressed specific factors designed to inform the Board's consideration of these and other issues.

With respect to the nature and quality of the services to be provided by the Manager and Sub-Advisers, the Board considered the performance of each Portfolio and of a peer group of investment companies pursuing broadly similar strategies. The Board also evaluated the division of responsibilities between the Manager and the Sub-Advisers, the performance of the Sub-Advisers. The Board reviewed the Sub-Advisers' use of brokers or dealers that provide research and other services to them.

With respect to the overall fairness of the Management and Sub-Advisory Agreements, the Board primarily considered the fee structure of the Agreements. The Board reviewed information about the rates of compensation paid to investment advisers for funds generally comparable in character and investment


                                       33


strategy to the Portfolios. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the Sub-Advisers, the performance of the Sub-Advisers and the Manager's profitability in providing services to the Portfolios.

In connection with its approval of the continuation of the Sub-Advisory Agreements, the Board considered that as part of the Manager's oversight responsibilities pursuant to the Management Agreement, the Manager (i) evaluates each Portfolio's performance in comparison to similar mutual funds and other market information, (ii) conducts searches for a replacement sub-adviser for each Portfolio when deemed necessary, (iii) selects, subject to the review and approval of the Board, a new sub-adviser that has distinguished itself by superior performance and (iv) oversees the continued performance of each Sub-Adviser.

In approving the new Sub-Advisory Agreement relating to the Third Avenue Value Portfolio, the Board took into account the material terms of the transaction involving the change of control and the fact that except for the ownership of the new Sub-Adviser and the effective date of the new Sub-Advisory Agreement, the material terms of the new Sub-Advisory Agreement, including the compensation payable thereunder, were the same as those of the prior Sub-Advisory Agreement. The Board also considered comparative fee and performance information, the potential benefits to the Portfolio from the continued employment of key personnel of the Sub-Adviser and the recommendation of the Manager.


COUNSEL. The law firm of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, acts as counsel to the Fund.

CUSTODIAN. State Street KC, 801 Pennsylvania, Kansas City, Missouri 64105, acts as custodian of the assets of all of the Portfolios.

TRANSFER AGENT, DIVIDEND AGENT AND RECORDKEEPING AGENT. State Street KC also acts as transfer agent, dividend disbursing agent and recordkeeping agent.

AUDITORS. Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105, serves as independent auditors for the Fund.

DISTRIBUTOR. Touchstone Securities Corporation, 311 Pike Street, Cincinnati, Ohio 45202 serves as distributor for shares of the Fund. Touchstone Securities Corporation receives no compensation for serving as distributor.


                                       34



SECTION 7. - PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Fund's Board of Directors, each Sub-Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for that particular Portfolio. As a general matter in executing portfolio transactions, each Sub-Adviser may employ or deal with the brokers or dealers who, in the Sub-Adviser's best judgment, provide prompt and reliable execution of the transaction at favorable security prices and reasonable commission rates. In selecting brokers or dealers, the Sub-Adviser will consider all relevant factors, including the price (including the applicable brokerage commission or dealer spread), size of the order, nature of the market for the security, timing of the transaction, the reputation, experience and financial stability of the broker-dealer, the quality of service, difficulty of execution and operational facilities of the firm involved and in the case of securities, the firm's risk in positioning a block of securities. Prices paid to dealers in principal transactions through which most debt securities and some equity securities are traded generally include a spread, which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. Each Portfolio that invests in securities traded in the OTC markets will engage primarily in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. Brokerage arrangements may take into account the distribution of certificates by broker-dealers, subject to best price and execution.

Certain of the Sub-Advisers are affiliated with registered broker-dealers. From time to time, a portion of one or more Portfolios' brokerage transactions may be conducted with affiliated broker-dealers, subject to the criteria for allocation of brokerage described above. The Fund's Board of Directors has adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to any broker-dealers by any Portfolio with which they are affiliated are fair and reasonable. Also, due to securities law limitations, the Portfolios will limit purchases of securities in a public offering if an affiliated broker-dealer is a member of the syndicate for that offering. No Portfolio may enter into a transaction with an affiliate of the Manager, Integrity, National Integrity or a Sub-Adviser acting as principal for its own account.

For the fiscal years ended June 30, 2000, 2001 and 2002, the Fund paid the following brokerage commissions with respect to each of the Portfolios:




                                                BROKERAGE COMMISSIONS PAID DURING THE FISCAL YEAR ENDED
                                                 -------------------------------------------------------
PORTFOLIO                                       JUNE 30, 2000   JUNE 30, 2001   JUNE 30, 2002
---------                                       -------------  -------------   -------------

Harris Bretall Sullivan & Smith
  Equity Growth Portfolio                       $ 32,104        $ 30,311        $ 17,986
Third Avenue Value Portfolio*                   $ 47,204        $ 124,925       $ 47,906
Gabelli Large Cap Value Portfolio*              $ 32,851        $ 57,285        $ 34,698
Baron Small Cap Portfolio*                      $ 24,142        $ 44,006        $ 19,291




*Until October 31, 2000, the Portfolio's previous Sub-Adviser furnished investment advisory services.


                                       35


For the fiscal years ended June 30, 2000, 2001 and 2002, the Fund paid the following brokerage commissions with respect to each of the Portfolios to broker-dealers who are (or were) affiliated persons of those Portfolios. Also presented below for the fiscal years ended June 30, 2000, 2001 and 2002 were the brokerage commissions paid to those broker-dealers as a percentage of the combined brokerage commissions paid by each Portfolio and as a percentage of the combined dollar amount of portfolio transactions involving the payment of commissions engaged in by that Portfolio.



                                FISCAL YEAR ENDED JUNE 30, 2000  FISCAL YEAR ENDED JUNE 30, 2001   FISCAL YEAR ENDED JUNE 30, 2002
                                -------------------------------  ------------------------------- -------------------------------
                                     BROKERAGE COMMISSIONS              BROKERAGE COMMISSIONS            BROKERAGE COMMISSIONS

                                                   AS A                              AS A                              AS A
                                                 PERCENTAGE                        PERCENTAGE                        PERCENTAGE
                                      AS A          OF                   AS A         OF                  AS A           OF
                                     PERCENTAGE   PORTFOLIO             PERCENTAGE  PORTFOLIO            PERCENTAGE   PORTFOLIO
                                       OF        TRANSACTIONS            OF       TRANSACTIONS             OF        TRANSACTIONS
AFFILIATED                    PAID   AGGREGATE    INVOLVING      PAID   AGGREGATE   INVOLVING    PAID    AGGREGATE    INVOLVING
BROKER-DEALER   PORTFOLIO     ($)    COMMISSION  COMMISSIONS      ($)   COMMISSION  COMMISSIONS   ($)    COMMISSION  COMMISSIONS

                ---------     ---     ---------- -----------      ---   ---------- ----------    ---     ---------- -----------


Baron Capital    Baron
Management       Small Cap
                 Portfolio
                   (b)        n/a     n/a        n/a            3,880       9%          --(a)    36      --(a)          --(a)

Wexford         Gabelli
Clearing        Large Cap
Services        Value
                Portfolio
                 (b)          n/a     n/a        n/a            46,852      82%        --(a)    33,608     97%          --(a)

MJ Whitman Co.  Third
                Avenue
                Value
                Portfolio     n/a     n/a        n/a            66,395      53%        --(a)    37,750     79%          --(a)


-----------------------------


     (a)  Less than 1%.

     (b) Until October 31, 2000, Phoenix/Zweig Advisers served as the Portfolio's Sub-Adviser.

Transactions in futures contracts are executed through futures commission merchants (FCMS) who receive brokerage commissions for their services. The procedures in selecting FCMs to execute the Portfolios' transactions in futures contracts, including procedures permitting the use of certain broker-dealers that are affiliated with the Sub-Advisers, are similar to those in effect with respect to brokerage transactions in securities.

The Sub-Advisers may select broker-dealers who provide them with research services (including statistical and economic data and market reports). A Portfolio may pay these broker-dealers commissions that are more than those other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided. Research services furnished by brokers through which a Portfolio effects securities transactions may be used by the Sub-Adviser in advising other funds or accounts and, conversely, research services furnished to the Sub-Adviser by brokers in connection with other funds or accounts the Sub-Adviser advises may be used by the Sub-Adviser in advising a Portfolio. Information and research received from these brokers will be in addition to, and not instead of, the services required to be performed by each Sub-Adviser under the Sub-Advisory


                                       36


Agreements. The Portfolios may buy and sell portfolio securities to and from dealers who provide the Portfolio with research services. Portfolio transactions will not be directed to dealers solely on the basis of research services provided.

Investment decisions for each Portfolio and for other investment accounts managed by each Sub-Adviser are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may be made for a Portfolio and one or more other accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then allocated between the Portfolio and such other account(s) as to amount, according to a formula deemed equitable to the Portfolio and the other account(s). While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Portfolio is concerned, or on its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Portfolio.

PORTFOLIO TURNOVER. For reporting purposes, a Portfolio's turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the securities owned by the Portfolio during the fiscal year. Securities that, at the time of purchase, were scheduled to mature in one year or less are excluded. Each Sub-Adviser will adjust the Portfolio's assets as it deems advisable in view of current or anticipated market conditions, and portfolio turnover will not be a limiting factor should the Sub-Adviser deem it advisable for a Portfolio to purchase or sell securities.

The options activities of a Portfolio may affect its turnover rate, the amount of brokerage commissions paid by a Portfolio and the realization of net short-term capital gains. High portfolio turnover results in greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses. See "Purchase, Redemption and Pricing of Shares" and "Taxation of the Fund."

The exercise of calls written by a Portfolio may cause the Portfolio to sell portfolio securities, thereby increasing its turnover rate. The exercise of puts also may cause a sale of securities and increase turnover; although such exercise is within the Portfolio's control, holding a protective put might cause the Portfolio to sell the underlying securities for reasons which would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys or sells a security in connection with the exercise of a put or call. Some commissions may be higher than those that would apply to direct purchases or sales of portfolio securities.

SECTION 8. - PURCHASE, REDEMPTION, AND PRICING OF SHARES

The separate accounts of Integrity and National Integrity buy and sell shares of each Portfolio on each day on which the New York Stock Exchange (NYSE) is open for trading (a BUSINESS DAY). Purchases and sales will be based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected on that day pursuant to the contracts. Currently, the NYSE is closed on New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchases and redemptions of the shares of each Portfolio are effected at their respective net asset values per share determined as of the close of trading (generally 4:00 p.m., Eastern time) on that Business Day. Payment for redemptions is made by the Fund within seven days thereafter. No fee is charged the separate accounts when they purchase or redeem Portfolio shares.

The Fund may suspend redemption privileges of shares of any Portfolio or postpone the date of payment during any period:


                                       37


- when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC;

- when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets; or

-    as the SEC may otherwise permit.

The redemption price may be more or less than the shareholder's cost, depending on the market value of the Portfolio's securities at the time.

VALUATION OF SHARES

The net asset value for the shares of each Portfolio will be determined on each day the NYSE is open for trading. The net assets of each Portfolio are valued as of the close of the NYSE, which generally is 4:00 p.m., Eastern Time, on each Business Day. Each Portfolio's net asset value per share is calculated separately.

For all Portfolios, the net asset value per share is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets, less its liabilities, by the number of outstanding shares of the Portfolio. Securities holdings which are traded on a U.S. or foreign securities exchange are valued at the last sale price on the exchange where they are primarily traded or, if there has been no sale since the previous valuation, at the mean between the current bid and asked prices. OTC securities for which market quotations are readily available are valued at the mean between the current bid and asked prices. Bonds and other fixed-income securities are valued using market quotations provided by dealers, including the Sub-Advisers and their affiliates, and also may be valued on the basis of prices provided by a pricing service when the Board of Directors believes that such prices reflect the fair market value of such securities. Money market instruments are valued at market value. When market quotations for options and futures positions held by the Portfolios are readily available, those positions are valued based upon such quotations. Market quotations are not generally available for options traded in the OTC market. When market quotations for options and futures positions, or any other securities or assets of the Portfolios, are not available, they are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. When practicable, such determinations are based upon appraisals received from a pricing service using a computerized matrix system or appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities.

All securities quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates generally are determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events would not be reflected in the computation of a Portfolio's net asset value. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.

SECTION 9. - TAXATION OF THE FUND

Shares of the Portfolios are currently offered only to Integrity and National Integrity separate accounts that fund variable annuity contracts. Each Portfolio is treated as a separate corporation for federal income tax purposes. To qualify (or to continue to qualify) for treatment as a regulated investment company
(RIC) under the Code, each Portfolio must distribute to its shareholders each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short term capital gain and net gains from certain foreign currency transactions) for such taxable year and must meet several additional requirements. With respect to each Portfolio, these requirements include the following:


                                       38



- the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock or securities or those currencies (INCOME REQUIREMENT);


- at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the outstanding voting securities of the issuer;

- at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer; and

- the Portfolio must distribute during its taxable year at least 90% of its investment company taxable income plus 90% of its net tax-exempt interest income, if any.

As long as the Portfolio is qualified as a registered investment company, it won't be subject to federal income tax on the earnings that it distributes to shareholders.

Each Portfolio intends to comply with the asset diversification regulations prescribed by the U.S. Treasury Department under the Code. If a Portfolio fails to comply with these regulations, the contracts invested in that Portfolio may not be treated as annuity, endowment or life insurance contracts under the Code. In general, these regulations effectively provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but each U.S. agency or instrumentality is treated as a separate issuer. There are also alternative diversification tests that may be satisfied by the Portfolio under the regulations.


The use of hedging and related income strategies, such as writing and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by each Portfolio eligible to use such strategies.


Dividends, interest and other income derived by a Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the return on that Portfolio's shares. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes.


Since the only shareholders of the Portfolios will be Integrity and National Integrity separate accounts that fund variable annuity contracts, no discussion is set forth herein as to the federal income tax consequences at the shareholder level. Variable annuity contract holders should refer to the discussion concerning tax matters in the prospectus of their variable annuity contract.

The foregoing is only a general and abbreviated summary of some of the important federal income tax considerations currently in effect and applicable with respect to the Portfolios and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Portfolios' activities or to describe any state, local or other tax considerations.


                                       39


SECTION 10. - CALCULATION OF PERFORMANCE DATA

Performance information is computed separately for each Portfolio in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there can be no assurance that any historical results will continue.


CALCULATION OF TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN. Total return with respect to the shares of a Portfolio is a measure of the change in value of an investment in a Portfolio over the period covered, which assumes that any dividends or capital gains distributions are reinvested in that Portfolio's shares immediately rather than paid to the investor in cash. The formula for total return with respect to a Portfolio's shares used herein includes four steps:

- adding to the total number of shares purchased by a hypothetical $1,000 investment the number of shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested;

- calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares on the last trading day of the period by the net asset value per share on the last trading day of the period;

-    assuming redemption at the end of the period; and

- dividing this account value for the hypothetical investor by the initial $1,000 investment.

Average annual total return is measured by annualizing total return over the period.

PERFORMANCE COMPARISONS. Each Portfolio may from time to time include the total return, the average annual total return and yield of its shares in advertisements or in information furnished to shareholders. Any statements of a Portfolio's performance will also disclose the performance of the respective separate account issuing the contracts.

Each Portfolio may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services (LIPPER) as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Portfolio may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in LIPPER PERFORMANCE ANALYSIS.

Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of a Portfolio published by nationally recognized ranking services and by financial publications that are nationally recognized, including, but not limited to BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CONSUMER'S DIGEST, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, PERSONAL INVESTOR, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE and USA TODAY.

The performance figures described above may also be used to compare the performance of a Portfolio's shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Portfolios may compare performance:


The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 381 industrial, 37 utility, 11 transportation and 71 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded


                                       40


on the NYSE.

The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.


The NYSE composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the NYSE.

The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International World Index is an arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

The NASDAQ Industrial Index is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

The 50/50 Index assumes a static mix of 50% of the S&P 500 and 50% of the Lehman Brothers Government/Corporate Bond Index.

Other Composite Indices: 70% S&P 500 and 30% NASDAQ Industrial Index; 35% S&P 500 and 65% Salomon Brothers High Grade Bond Index; and 65% S&P 500 and 35% Salomon Brothers High Grade Bond Index.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization.

The Russell 2500 Index is comprised of the bottom 500 stocks in the Russell 1000 Index which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

STOCKS, BONDS, BILLS AND INFLATION, published by Hobson Associates, presents an historical measure of yield, price and total return for common and small company stocks, long-term government bonds, Treasury bills and inflation.


                                       41



Savings and Loan Historical Interest Rates as published in the United States Savings & Loan League Fact Book.


Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Shearson Lehman Hutton and Bloomberg L.P.

The MSCI Combined Far East Free ex Japan Index is a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in the MSCI Combined Far East Free ex Japan Index at 20% of its market capitalization.

In reports or other communications to shareholders, the Fund may also describe general economic and market conditions affecting the Portfolios and may compare the performance of the Portfolios with:

- that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;

-    IBC/Donoghue's Money Fund Report;

- other appropriate indices of investment securities and averages for peer universe of funds which are described in this SAI; or

- data developed by the Manager or any of the Sub-Advisers derived from such indices or averages.

SECTION 11. - FINANCIAL STATEMENTS OF THE FUND

Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105, serves as independent auditors of the Fund. Ernst & Young LLP audits the financial statements prepared by Fund management on an annual basis and expresses an opinion on such financial statements based on their audits.


The Fund's financial statements, which have been audited by Ernst & Young LLP, independent auditors, are incorporated in this Statement of Additional Information by reference to its 2002 annual report to shareholders. You may request a copy of the annual report at no charge by calling the Fund at 1-800-325-8583 or writing the Fund at 515 West Market Street, 8th Floor, Louisville, Kentucky 40202.


                                       42
                                                                  APPENDIX A
                               OPTIONS AND FUTURES

Certain Portfolios may use the following Hedging Instruments:

OPTIONS ON EQUITY AND DEBT SECURITIES AND FOREIGN CURRENCIES -- A call option is a short-term contract under which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time before the expiration of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency upon payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

OPTIONS ON SECURITIES INDEXES -- A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional stock option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

STOCK INDEX FUTURES CONTRACTS -- A stock index futures contract is a bilateral agreement under which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS -- Interest rates and foreign currency futures contracts are bilateral agreements under which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases, the contracts are closed out before the settlement date without the making or taking of delivery.


                                       43


                                                                    APPENDIX B
                      DESCRIPTION OF CORPORATE BOND RATINGS

STANDARD & POOR'S RATINGS GROUP

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

II.  Nature and provisions of the obligation.

III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C - Debt rated "BB", "B", "CCC", "CC", and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB - Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

     B - Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet


                                       44


     interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

     CCC - Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

     CC - The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

     C - The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     C1 - The rating "C1" is reserved for income bonds on which no interest is being paid.

     D - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

MOODY'S INVESTORS SERVICE, INC.

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for


                                       45


     the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Moody's applies numerical modifiers: 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                    TOUCHSTONE VARIABLE SERIES TRUST

                      Touchstone International Equity Fund
                         Touchstone Emerging Growth Fund
                         Touchstone Small Cap Value Fund
                          Touchstone Growth/Value Fund
                        Touchstone Large Cap Growth Fund
                           Touchstone Enhanced 30 Fund
                           Touchstone Value Plus Fund
                         Touchstone Growth & Income Fund
                            Touchstone Balanced Fund
                           Touchstone High Yield Fund
                              Touchstone Bond Fund
                         Touchstone Standby Income Fund
                          Touchstone Money Market Fund

                       Statement of Additional Information
                                   May 1, 2002
                          (As Revised May 16, 2002 and
                                January 16, 2003)

This Statement of Additional Information is not a Prospectus, but it relates to the Prospectus of Touchstone Variable Series Trust dated May 1, 2002.

Financial statements are incorporated by reference into this Statement of Additional Information from the Funds' most recent annual report.

You can get a free copy of the Prospectus of Touchstone Variable Series Trust or the Funds' most recent annual and semi-annual reports, request other information and discuss your questions about the Funds by contacting your financial advisor or Touchstone at:

                   Touchstone Variable Annuity Service Center
                                 Mail Station 74
                                  400 Broadway
                             Cincinnati, Ohio 45202
                            (800) 669-2796 (Press 2)
                         http://www.touchstonefunds.com

You can view the Funds' Prospectus as well as other reports at the Public Reference Room of the Securities and Exchange Commission.

You can get text-only copies:

     For a fee by writing to or calling the Public Reference Room of the Commission, Washington, D.C. 20549-0102.
     Telephone:  202-942-8090.

     Free from the Commission's Internet website at http://www.sec.gov.

                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE
                                                                            ----
The Trust and the Funds                                                        3

Description of the Funds and Their Investments and Risks                       3

Investment Restrictions                                                       23

Code of Ethics                                                                28

Management of the Trust                                                       29

Investment Advisory and Other Services                                        33

Brokerage Allocation and Other Practices                                      37

Capital Stock and Other Securities                                            38

Purchase, Redemption and Pricing of Shares                                    39

Taxation of the Funds                                                         39

Performance Information                                                       41

Financial Statements                                                          43

Appendix                                                                      44

                             THE TRUST AND THE FUNDS

     Touchstone Variable Series Trust (the "Trust") is composed of thirteen funds: International Equity Fund, Emerging Growth Fund, Small Cap Value Fund, Growth/Value Fund, Large Cap Growth Fund, Enhanced 30 Fund, Value Plus Fund, Growth & Income Fund, Balanced Fund, High Yield Fund, Bond Fund, Standby Income Fund and Money Market Fund (each, a "Fund" and collectively, the "Funds"). Each Fund (except the Growth/Value Fund) is an open-end, diversified, management investment company. The Growth/Value Fund is an open-end, non-diversified, management investment company. The Trust was formed as a Massachusetts business trust on November 9, 1994.

     Prior to January 1999, the Trust was called Select Advisors Variable Insurance Trust and each existing Fund was referred to as a "Portfolio."

     Touchstone Advisors, Inc. ("Touchstone" or the "Advisor") is the investment advisor of each Fund. The specific investments of each Fund are managed on a day-to-day basis by their respective portfolio advisers (collectively, the "Fund Sub-Advisors"). Integrated Fund Services, Inc. ("Integrated" or the "Administrator") serves as administrator and fund accounting agent to each Fund.

     The Prospectus, dated May 1, 2002, provides the basic information investors should know before investing, and may be obtained without charge by calling the Trust at the telephone number listed on the cover. This Statement of Additional Information, which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectus. This Statement of Additional Information is not an offer of any Fund for which an investor has not received a Prospectus.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

INVESTMENT GOALS

     The investment goal(s) of each Fund is described in the Prospectus. There can be no assurance that any Fund will achieve its investment goal(s).

INVESTMENT STRATEGIES AND RISKS

     The following provides additional information about the investment policies and types of securities which may be invested in by one or more Funds.

FIXED-INCOME AND OTHER DEBT INSTRUMENT SECURITIES

     Fixed-income and other debt instrument securities include all bonds, high yield or "junk" bonds, municipal bonds, debentures, U.S. Government securities, mortgage-related securities including government stripped mortgage-related securities, zero coupon securities and custodial receipts. The market value of fixed-income obligations of the Funds will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Funds. The market value of the obligations held by a Fund can be expected to vary inversely to changes in prevailing interest rates. As a result, shareholders should anticipate that the market value of the obligations held by the Fund generally will increase when prevailing interest rates are declining and generally will decrease when prevailing interest rates are rising. Shareholders also should recognize that, in periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

     Ratings made available by Standard & Poor's Corp. ("S&P") and Moody's Investor Service, Inc. ("Moody's"), are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, a Fund Advisor also will make its own evaluation of these securities. Among the factors that will be considered are the long term ability of the issuers to pay principal and interest and general economic trends.

     Fixed-income securities may be purchased on a when-issued or delayed-delivery basis. See "Additional Risks and Investment Techniques -- When-Issued and Delayed-Delivery Securities" below.

COMMERCIAL PAPER

     Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     For a description of commercial paper ratings, see the Appendix.

MEDIUM AND LOWER RATED AND UNRATED SECURITIES

     Securities rated in the fourth highest category by S&P or Moody's, BBB and Baa, respectively, although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade bonds.

     Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds," offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The yield of junk bonds will fluctuate over time.

     The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Since the risk of default is higher for lower rated debt securities, the Fund Sub-Advisor's research and credit analysis are an especially important part of managing securities of this type held by a Fund. In light of these risks, the Board of Trustees of the Trust has instructed the Fund Sub-Advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

     In addition, the market value of securities in lower-rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their respective portfolios and calculating their respective net asset values. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Funds to purchase and may also have the effect of limiting the ability of a Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

     Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Fund may decline relatively proportionately more than a portfolio consisting of higher rated securities. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

     Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of these securities by the Fund, but the Fund Sub-Advisor will consider this event in its determination of whether the Fund should continue to hold the securities.

LOWER-RATED DEBT SECURITIES

     While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980's brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated debt securities that defaulted rose significantly above prior levels.

     The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.

     In considering investments for the Fund, the Fund Sub-Advisor will attempt to identify those issuers of high yielding debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Fund Sub-Advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

     A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Fund.

ILLIQUID SECURITIES

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as "private placements" or "restricted securities" and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted securities or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

     The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act on resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

     Each Fund Sub-Advisor will monitor the liquidity of Rule 144A securities in each Fund's portfolio under the supervision of the Board of Trustees. In reaching liquidity decisions, the Fund Sub-Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

RELATED INVESTMENT POLICIES

     No Fund may invest more than 15% of its net assets in securities which are illiquid or otherwise not readily marketable. The Money Market may not invest more than 10% of its net assets in such securities. The Trustees of the Trust have adopted a policy that the International Equity Fund may not invest in illiquid securities other than Rule 144A securities. If a security becomes illiquid after purchase by the Fund, the Fund will normally sell the security unless to do so would not be in the best interests of shareholders.

     Each Fund may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A or under an exemption from such laws. Provided that a dealer or institutional trading market in such securities exists, these restricted securities or Rule 144A securities are treated as exempt from the Fund's 15% (10% in the case of the Money Market Fund) limit on illiquid securities. The Board of Trustees of the Trust, with advice and information from the respective Fund Sub-Advisor, will determine the liquidity of restricted securities or Rule 144A securities by looking at factors such as trading activity and the availability of reliable price information and, through reports from such Fund Sub-Advisor, the Board of Trustees of the Trust will monitor trading activity in restricted securities. If institutional trading in restricted securities or Rule 144A securities were to decline, a Fund's illiquidity could be increased and the Fund could be adversely affected.

     No Fund will invest more than 10% of its total assets in restricted securities (excluding Rule 144A securities).

FOREIGN SECURITIES

     Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

     The Growth/Value Fund may invest up to 10% of its total assets at the time of purchase in the securities of foreign issuers.

EMERGING MARKET SECURITIES

     Emerging Market Securities are securities that are issued by a company that
(i) is organized under the laws of an emerging market country (any country other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Holland, Hong Kong, Ireland, Italy, Japan, Luxembourg, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States, (ii) has its principal trading market for its stock in an emerging market country, or (iii) derives at least 50% of its revenues or profits from corporations within emerging market countries or has at least 50% of its assets located in emerging market countries.

The following Funds may invest in Emerging Market Securities:

     International Equity Fund - up to 15% of total assets, Emerging Growth Fund
     - up to 10% of total assets, Balanced Fund - up to 15% of total assets, and High Yield Fund.

     Investments in securities of issuers based in underdeveloped countries entail all of the risks of investing in foreign issuers outlined in this section to a heightened degree. These heightened risks include: (i) expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities including restrictions on investing in issuers in industries deemed sensitive to relevant national interests; and (iv) in the case of Eastern

Europe, the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.

SPECIAL CONSIDERATIONS CONCERNING EASTERN EUROPE

     Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) potentially less social, political and economic stability;
(ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict the Funds' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the Commonwealth of Independent States (formerly the Union of Soviet Socialist Republics).

     So long as the Communist Party continues to exercise a significant or, in some cases, dominant role in Eastern European countries, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to the interests of a Fund's shareholders.

CURRENCY EXCHANGE RATES

     A Fund's share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund's investments are denominated strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

OPTIONS

OPTIONS ON SECURITIES

     The respective Funds may write (sell), to a limited extent, only covered call and put options ("covered options") in an attempt to increase income. However, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

     When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

     When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

     A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

     When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written.

     When a Fund writes a call option, it will "cover" its obligation by segregating the underlying security on the books of the Fund's custodian or by placing liquid securities in a segregated account at the Fund's custodian. When a Fund writes a put option, it will "cover" its obligation by placing liquid securities in a segregated account at the Fund's custodian.

     A Fund may purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

     A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

     Each Fund has adopted certain other nonfundamental policies concerning option transactions which are discussed below.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

     A Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Fund Sub-Advisor will monitor the creditworthiness of dealers with whom a Fund enters into such options transactions under the general supervision of the Board of Trustees.

RELATED INVESTMENT POLICIES

     Each Fund which invests in equity securities may write or purchase options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy the underlying stock at the exercise price at any time during the option period. A covered call option with respect to which a Fund owns the underlying stock sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying stock or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock. A covered put option sold by a Fund exposes the Fund during the term of the option to a decline in price of the underlying stock.

     To close out a position when writing covered options, a Fund may make a "closing purchase transaction" which involves purchasing an option on the same stock with the same exercise price and expiration date as the option which it has previously written on the stock. The Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a "closing sale transaction" which involves liquidating the Fund's position by selling the option previously purchased.

OPTIONS ON SECURITIES INDEXES

     Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities" or, to the extent allowed by law, as a substitute for investment in individual securities.

     Options on securities indexes entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indexes is more likely to occur, although the Fund generally will only purchase or write such an option if the Fund Sub-Advisor believes the option can be closed out.

     Use of options on securities indexes also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Advisor and the respective Fund Sub-Advisor each believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

     Price movements in a Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, the Fund Sub-Advisor may be forced to liquidate portfolio securities to meet settlement obligations.

     When a Fund writes a put or call option on a securities index it will cover the position by placing liquid securities in a segregated asset account with the Fund's custodian.

     Options on securities indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a security index gives the holders the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by
(b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

     Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in price of a particular security. Accordingly, successful use by a Fund of options on security indexes will be subject to the Fund Sub-Advisor's ability to predict correctly movement in the direction of that securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

RELATED INVESTMENT POLICIES

     Each Fund may purchase and write put and call options on securities indexes listed on domestic and, in the case of those Funds which may invest in foreign securities, on foreign exchanges. A securities index fluctuates with changes in the market values of the securities included in the index.

     To the extent permitted by U.S. federal or state securities laws, the International Equity Fund may invest in options on foreign stock indexes in lieu of direct investment in foreign securities. The Fund may also use foreign stock index options for hedging purposes.

OPTIONS ON FOREIGN CURRENCIES

     Options on foreign currencies are used for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, are utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     Options on foreign currencies may be written for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates; it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     Certain Funds intend to write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid securities in a segregated account with its custodian.

     Certain Funds also intend to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RELATED INVESTMENT POLICIES

     Each Fund that may invest in foreign securities may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Fund's position, it may not forfeit the entire amount of the premium plus related transaction costs. In addition, the Fund may purchase call options on currency when the Fund Sub-Advisor anticipates that the currency will appreciate in value.

     There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Fund pays brokerage commissions or spreads in connection with its options transactions.

     As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. The Fund's ability to terminate over-the-counter options ("OTC Options") will be more limited than the exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased OTC Options and assets used to cover written OTC Options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

FORWARD CURRENCY CONTRACTS

     Because, when investing in foreign securities, a Fund buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, such Funds from time to time may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies.

     A forward currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract generally has no deposit requirement and is traded at a net price without commission. Each Fund maintains with its custodian a segregated account of liquid securities in an amount at least equal to its obligations under each forward currency contract. Neither spot transactions nor forward currency contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     A Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into a Fund Sub-Advisor's long-term investment decisions, a Fund will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Fund Sub-Advisors believe that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward currency contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward currency contracts. In such event the Fund's ability to utilize forward currency contracts in the manner set forth in the Prospectus may be restricted. Forward currency contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of forward currency contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject a Fund to certain risks.

     The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into forward currency contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     The successful use of such instruments draws upon the Fund Sub-Advisor's skill and experience with respect to such instruments and usually depends on the Fund Sub-Advisor's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

FUTURES CONTRACTS

     A Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indexes including any index of U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Fund may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

     At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

     At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

     Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

     The purpose of the acquisition or sale of a futures contract, in the case of a Fund which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

     Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

     When a Fund enters into a futures contract for any purpose, the Fund will establish a segregated account with the Fund's custodian to collateralize or "cover" the Fund's obligation consisting of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

     The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Fund Sub-Advisor may still not result in a successful transaction.

     In addition, futures contracts entail risks. Although each applicable Fund Sub-Advisor believes that use of such contracts will benefit the respective Fund, if the Fund Sub-Advisor's investment judgment about the general direction of interest rates is incorrect, a Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

     Each Fund may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

     The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund would exceed 5% of the market value of the total assets of the Fund.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

     Unlike transactions entered into by a Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Fund's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Fund will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

FUTURES CONTRACTS AND RELATED OPTIONS

     Each Fund may enter into futures contracts and purchase and write (sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the agreement of the Fund Sub-Advisor that such contracts are necessary or appropriate in the management of the Fund's assets. These contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase.

     No Fund will hedge more than 25% of its total assets by selling futures, buying puts, and writing calls under normal conditions. In addition, no Fund will buy futures or write puts whose underlying value exceeds 25% of its total assets, and no Fund will buy calls with a value exceeding 5% of its total assets.

     A Fund will not enter into futures contracts and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into.

     A Fund may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying commodities move in an unanticipated manner. In addition, changes in the value of the Fund's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to a Fund Sub-Advisor's ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or a Fund may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS

     Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to each Fund's restrictions on illiquid investments.

     The Growth/Value Fund and the Money Market Fund may also invest in certificates of deposit, bankers' acceptances and time deposits issued by foreign branches of national banks. Eurodollar certificates of deposit are negotiable U.S. dollar denominated certificates of deposit issued by foreign branches of major U.S. commercial banks. Eurodollar bankers' acceptances are U.S. dollar denominated bankers' acceptances "accepted" by foreign branches of major U.S. commercial banks. Investments in the obligations of foreign branches of U.S. commercial banks may be subject to special risks, including future political and economic developments, imposition of withholding taxes on income, establishment of exchange controls or other restrictions, less governmental supervision and the lack of uniform accounting, auditing and financial reporting standards that might affect an investment adversely.

LENDING OF FUND SECURITIES

     By lending its securities, a Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Each Fund will adhere to the following conditions whenever its securities are loaned: (i) the Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities.

     Each Fund may lend securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 30% (except for the Large Cap Growth Fund) of a Fund's assets taken at value. A Fund's loans of securities will be collateralized by cash, letters of credit or U.S. Government securities. The cash or instruments collateralizing a Fund's loans of securities will be maintained at all times in a segregated account with the Fund's custodian, or with a designated subcustodian, in an amount at least equal to the current market value of the loaned securities. In lending securities to brokers, dealers and other financial organizations, a Fund is subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially.

     It is the present intention of the Large Cap Growth Fund to limit the amount of loans of portfolio securities to no more than 25% of the Fund's net assets.

DERIVATIVES

     The Funds may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some "derivatives" such as certain mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. A Fund Sub-Advisor will use derivatives only in circumstances where the Fund Sub-Advisor believes they offer the most economic means of improving the risk/reward profile of the Fund. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Fund. The use of derivatives for non-hedging purposes may be considered speculative. A description of the derivatives that the Funds may use and some of their associated risks is found below.

ADRS, ADSS, EDRS AND CDRS

     ADRs and ADSs are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. They are publicly traded on exchanges or over-the-counter in the United States. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), may also be purchased by the Funds. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. Certain institutions issuing ADRs, ADSs or EDRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer of the underlying foreign securities.

U.S. GOVERNMENT SECURITIES

     Each Fund may invest in U.S. Government securities, which are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

     Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

MORTGAGE-RELATED SECURITIES

     Each Fund may invest in mortgage-related securities. There are several risks associated with mortgage-related securities generally. One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage-related security.

     Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage-related security. Early returns of principal will affect the average life of the mortgage-related securities remaining in a Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

     CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

     Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Fund Sub-Advisor, the investment restriction limiting a Fund's investment in illiquid instruments to not more than 15% of the value of its net assets will apply.

STRIPPED MORTGAGE-RELATED SECURITIES

     These securities are either issued and guaranteed, or privately-issued but collateralized by securities issued, by GNMA, FNMA or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-related certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the stripped mortgage-related securities represent all or part of the beneficial interest in pools of mortgage loans. The Fund will invest in stripped mortgage-related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when its Fund Sub-Advisor believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of stripped mortgage-related securities may offset all or a portion of any decline in value of the securities held by the Fund.

     Investing in stripped mortgage-related securities involves the risks normally associated with investing in mortgage-related securities. See "Mortgage-Related Securities" above. In addition, the yields on stripped mortgage-related securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only stripped mortgage-related securities and increasing the yield to maturity on principal-only stripped mortgage-related securities. Sufficiently high prepayment rates could result in a Fund not fully recovering its initial investment in an interest-only stripped mortgage-related security. Under current market conditions, the Fund expects that investments in stripped mortgage-related securities will consist primarily of interest-only securities. Stripped mortgage-related securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that the Fund will be able to effect a trade of a stripped mortgage-related security at a time when it wishes to do so. The Fund will acquire stripped mortgage-related securities only if a secondary market for the securities exists at the time of acquisition. Except for stripped mortgage-related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the Board of Trustees, the Funds will treat government stripped mortgage-related securities and privately-issued mortgage-related securities as illiquid and will limit its investments in these securities, together with other illiquid investments, to not more than 15% of net assets.

     The Growth/Value Fund may also purchase Coupons Under Book Entry Safekeeping ("CUBES"), Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

     STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. The Growth/Value Fund will limit its investment in such instruments to 20% of its total assets.

ZERO COUPON SECURITIES

     Zero coupon U.S. Government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forego the purchase of additional income producing assets with these funds. Zero coupon securities include STRIPS, that is, securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities. They also include Coupons Under Book Entry System ("CUBES"), which are component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS

     These are instruments in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables) or to other parties. Direct debt instruments purchased by a Fund may have a maturity of any number of days or years, may be secured or unsecured, and may be of any credit quality. Direct debt instruments involve the risk of loss in the case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand at the time when a Fund would not have otherwise done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

     These instruments will be considered illiquid securities and so will be limited, along with a Fund's other illiquid securities, to not more than 15% of the Fund's net assets.

SWAP AGREEMENTS

     To help enhance the value of its portfolio or manage its exposure to different types of investments, the Funds may enter into interest rate, currency and mortgage swap agreements and may purchase and sell interest rate "caps," "floors" and "collars."

     In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that notional principal amount is tied to a reference pool of mortgages.

     In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

     Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on a Fund's performance. Swap agreements involve risks depending upon the other party's creditworthiness and ability to perform, as judged by the Fund Sub-Advisor, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

     All swap agreements are considered as illiquid securities and, therefore, will be limited, along with all of a Fund's other illiquid securities, to 15% of that Fund's net assets.

CUSTODIAL RECEIPTS

     Custodial receipts or certificates, such as Certificates of Accrual on Treasury Securities ("CATS"), Treasury Investors Growth Receipts ("TIGRs") and Financial Corporation certificates ("FICO Strips"), are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities, described above. Although typically under the terms of a custodial receipt a Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

     To secure prices deemed advantageous at a particular time, each Fund may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. A Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

     Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. The Fund does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

REPURCHASE AGREEMENTS

     Each of the Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. A Fund may enter into repurchase agreements with respect to U.S. Government securities with member banks of the Federal Reserve System and certain non-bank dealers approved by the Board of Trustees. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Fund Sub-Advisor reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Fund enters into repurchase agreements. In entering into a repurchase agreement, a Fund bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement. Repurchase agreements are considered to be collateralized loans under the Investment Company Act of 1940, as amended (the "1940 Act").

REVERSE REPURCHASE AGREEMENTS

     The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund agrees to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price. Forward roll transactions are equivalent to reverse repurchase agreements but involve mortgage-backed securities and involve a repurchase of a substantially similar security. At the time the Fund enters into a reverse repurchase agreement it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Reverse repurchase agreements are considered to be borrowings by a Fund for purposes of the limitations described in "Investment Restrictions" below. Also see "Borrowings" below.

COVERED DOLLAR ROLLS

     The Bond Fund may enter into dollar rolls (also referred to as forward roll transactions) in which the Fund sells mortgage-based or other fixed-income securities and simultaneously commits to repurchase substantially similar, but not identical, securities on a specified future date. The Fund will not use such transactions for leveraging purposes and, accordingly, at the time the Fund enters into a dollar roll, it will set aside permissible liquid assets in a segregated custodial account to secure its obligation for the forward commitment to buy the securities. The value of such segregated assets must be at least equal to the value of the forward commitment or repurchase obligation (principal plus accrued interest), as applicable. The segregated assets effectively collateralize the Fund's right to receive the securities at the end of the roll period, and also serve to minimize the leveraging effect of the transaction.

     In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest, including prepayments, paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

     Dollar roll transactions are considered to be borrowings by the Fund and the use of such transactions will be subject to the Fund's investment limitations on borrowings. See "Borrowing" and "Investment Restrictions".

     The risks associated with dollar rolls are market risk, since the price of the securities could drop lower than the agreed upon repurchase price during the roll period, or the securities that the Fund is required to repurchase may be worth less than the securities that the Fund originally held; and credit risk, since the counterparty to the transaction could fail to deliver the securities. If the counterparty to whom the Fund sells the securities becomes insolvent, the Fund's right to purchase or repurchase the securities may be restricted. Finally, there can be no assurance that Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

BORROWING

     Each Fund may borrow money from banks or from other lenders to the extent permitted by applicable law, for temporary or emergency purposes and to meet redemptions and may pledge assets to secure such borrowings. In addition, the Bond Fund may enter into reverse repurchase agreements and dollar roll transactions that are treated as borrowing by the Fund. The 1940 Act requires the Funds to maintain asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of at least 300% for all such borrowings. It at any time the value of a Fund's assets should fail to meet this 300% coverage test, the Fund, within 3 days (not including Sundays and holidays), will reduce the amount of its borrowings to the extent necessary to meet this test. To reduce its borrowings, a Fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by a Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions. A Fund will not make any borrowing or enter into a reverse repurchase agreement or dollar roll transaction that would cause its outstanding borrowings to exceed one-third of the value of its total assets.

As a matter of current operating policy, and except for the use of reverse repurchase agreements and dollar rolls, the Bond Fund may borrow money from banks or other persons in an amount not exceeding 10% of its total assets, for temporary or emergency purposes. The Fund will not purchase any security while outstanding borrowings, other than reverse repurchase agreements and dollar rolls, exceed 5% of the value of its total assets. These operating policies are not fundamental and may be changed by the Board without shareholder approval.

Borrowing magnifies the potential for gain or loss on a Fund's portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, each Fund will limit its borrowings as described above.

TEMPORARY INVESTMENTS

     For temporary defensive purposes during periods when the Fund Sub-Advisor of a Fund believes, in consultation with the Advisor, that pursuing the Fund's basic investment strategy may be inconsistent with the best interests of its shareholders, the Fund may invest its assets without limit in the following money market instruments: securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit, master notes, time deposits and bankers' acceptances issued by banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper.

     In addition, for the same purposes the Fund Sub-Advisor of the International Equity Fund may invest without limit in obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities that are rated at least AA by S&P or Aa by Moody's or, if unrated, are determined by the Fund Sub-Advisor to be of equivalent quality. Each Fund also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investments in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis.

INITIAL PUBLIC OFFERINGS (IPOS)

     An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

     The Funds' investments in IPO shares may include the securities of "unseasoned" companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product.

CONVERTIBLE SECURITIES

     Convertible securities may offer higher income than the common stocks into which they are convertible and include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities.

     While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

REAL ESTATE INVESTMENT TRUSTS

     The Growth & Income Fund may invest in REITs, which can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments on real estate mortgages in which they are invested. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

     Investment in REITs is subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks). REITs are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRS")

     The Growth & Income Fund may invest up to 5% of its total assets in SPDRs. SPDRs typically trade like a share of common stock and provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index. There can be no assurance that this can be accomplished as it may not be possible for the portfolio to replicate and maintain exactly the composition and relative weightings of the S&P 500 Index securities. SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment.

OTHER INVESTMENT COMPANIES

     The Funds reserve the right to invest in the securities of other investment companies including money market funds, index funds, "country funds" (i.e., funds that invest primarily in issuers located in a specific foreign country or region), iSharesSM (formerly called World Equity Benchmark Shares or "WEBS"), S&P's Depository Receipts ("SPDRs"), business development companies and small business investment companies. A Fund may not invest more than 5% of its total assets in the securities of any one investment company nor in more than 3% of the voting securities of any other investment company. A Fund will indirectly bear its proportionate share of any advisory fees paid by investment companies in which it invests in addition to the management fee paid by such Fund.

ASSET COVERAGE

     To assure that a Fund's use of futures and related options, as well as when-issued and delayed-delivery transactions, forward currency contracts and swap transactions, are not used to achieve investment leverage, the Fund will cover such transactions, as required under applicable SEC interpretations, either by owning the underlying securities or by establishing a segregated account with the Trust's custodian containing liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these instruments or contracts.

WARRANTS AND RIGHTS

     Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Growth/Value Fund and the Large Cap Growth Fund may purchase warrants and rights, provided that neither Fund presently intends to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.

VARIABLE AND FLOATING RATE SECURITIES

     The Growth/Value Fund may acquire variable and floating rate securities, subject to the Fund's investment objective, policies and restrictions. A variable rate security is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate security is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value.

RATING SERVICES

     The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, each Fund Sub-Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to eliminate the obligation from its portfolio, but a Fund Sub-Advisor will consider such an event in its determination of whether a Fund should continue to hold the obligation. A description of the ratings used herein and in the Trust's Prospectuses is set forth in the Appendix.

                             INVESTMENT RESTRICTIONS

     FUNDAMENTAL POLICIES. The "fundamental policies" of each Fund may not be changed with respect to the Fund without the approval of a "majority of the outstanding voting securities" of the Fund. "Majority of the outstanding voting securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Statement of Additional Information and the Prospectus, means, the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

     NONFUNDAMENTAL OPERATING POLICIES. Each Fund (or the Trust, on behalf of each Fund) has adopted additional restrictions as a matter of "operating policy." These restrictions are nonfundamental and are changeable by the Board of Trustees without a shareholder vote.

THE FOLLOWING FUNDAMENTAL POLICIES ARE APPLICABLE TO ALL FUNDS:

     Each Fund may not:

     (1) issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

     (2) engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

     (3) underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies;

     (4) purchase the securities of an issuer (other than securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     (5) purchase or sell real estate except that the Fund may (i) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate;

     (6) purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and
(iv) purchase or sell futures contracts; and

     (7) make loans to other persons except that the Fund may (i) engage in repurchase agreements; (ii) lend portfolio securities, (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

     THE FOLLOWING NONFUNDAMENTAL OPERATING POLICIES ARE APPLICABLE TO ALL FUNDS EXCEPT THE EMERGING GROWTH FUND, THE LARGE CAP GROWTH FUND, THE GROWTH/VALUE FUND AND THE MONEY MARKET FUND.

     The Fund may not:

(i) INTERNATIONAL EQUITY FUND, SMALL CAP VALUE FUND, ENHANCED 30 FUND, VALUE PLUS FUND, GROWTH & INCOME FUND, BALANCED FUND, HIGH YIELD FUND AND STANDBY INCOME FUND - borrow money (including through reverse repurchase agreements or covered dollar rolls involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Fund may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Fund may purchase any security while outstanding borrowings exceed 5%;

(ii) BOND FUND ONLY - except for the use of reverse repurchase agreements and covered dollar rolls, borrow money from banks or other persons in an amount not exceeding 10% of its total assets, as a temporary measure for extraordinary or emergency purposes.

(iii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, covered dollar rolls and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

(iv) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(v) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

(vi) invest for the purpose of exercising control or management;

(vii) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause: (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund; provided further that, except in the case of a merger or consolidation, the Fund shall not purchase any securities of any open-end investment company unless the Fund (1) waives the investment advisory fee, with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment;

(viii) invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (defined as a security that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security) not including (a) Rule 144A securities that have been determined to be liquid in accordance with guidelines approved by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which is not traded flat or in default as to interest or principal and either (i) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations ("NRSRO'S") and the Fund's Board of Trustees have determined the commercial paper to be liquid in accordance with the guidelines approved by the Fund's Board of Trustees; or (ii) if only one NRSRO rates the security, the security is rated in one of the two highest categories by that NRSRO and the Fund Advisor has determined that the commercial paper is equivalent quality and is liquid in accordance with guidelines approved by the Fund's Board of Trustees;

(ix) invest more than 10% of the Fund's total assets in securities that are restricted from being sold to the public without registration under the 1933 Act (other than Rule 144A Securities deemed liquid in accordance with guidelines approved by the Fund's Board of Trustees);

(x) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

(xi) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Funds have no current intention to engage in short selling);

(xii) purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of the Fund's aggregate investment in such classes of securities will exceed 5% of its total assets;

(xiii) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written); and

(xiv) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

     THE FOLLOWING NONFUNDAMENTAL OPERATING POLICIES ARE APPLICABLE TO THE EMERGING GROWTH FUND.

(i) The Emerging Growth Fund intends to borrow money only as a temporary measure for extraordinary or emergency purposes. In addition, the Fund may engage in reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques entered into for the purpose of leverage.

(ii) The following activities will not be considered to be issuing senior securities with respect to the Fund: (a) collateral arrangements in connection with any type of option, futures contract, forward contract or swap; (b) collateral arrangements in connection with initial and variation margin; (c) a pledge, mortgage or hypothecation of the Fund's assets to secure its borrowings; or (d) a pledge of the Fund's assets to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

     THE FOLLOWING NONFUNDAMENTAL OPERATING POLICIES ARE APPLICABLE TO THE LARGE CAP GROWTH FUND AND THE GROWTH/VALUE FUND.

(i) The Fund does not currently intend to invest more than 25% of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto;

(ii) The Fund does not currently intend to invest in companies for the purpose of exercising control;

(iii) The Fund does not currently intend to make short sales of securities; and

(iv) The Fund does not currently intend to invest more than 5% of its total assets in the securities of any investment company or to invest more than 10% of the value of its total assets in securities of other investment companies.

     THE FOLLOWING NONFUNDAMENTAL OPERATING POLICIES ARE APPLICABLE ONLY TO THE GROWTH/VALUE FUND.

(i) The Growth/Value Fund does not currently intend to issue or sell any senior security. This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemptions of securities, or to arrangements with respect to transactions involving options, futures contracts and other similar permitted investments and techniques. The Growth/Value Fund does not currently intend to mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in the operating policy related to borrowings below. The Growth/Value Fund does not currently intend to mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

(ii) The Growth/Value Fund does not currently intend to borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Growth/Value Fund's total assets. The Growth/Value Fund also does not currently intend to make any borrowing which would cause outstanding borrowings to exceed one-third of the value of its total assets.

(iii) The Growth/Value Fund does not currently intend to purchase, hold or deal in real estate or real estate mortgage loans, except it may purchase (a) U.S. Government obligations, (b) securities of companies which deal in real estate, or (c) securities which are secured by interests in real estate or by interests in mortgage loans including securities secured by mortgage-backed securities.

(iv) The Growth/Value Fund does not currently intend to purchase, hold or deal in commodities and does not currently intend to invest in oil, gas or other mineral explorative or development programs. The Growth/Value Fund also does not currently intend to purchase or sell puts, calls, options, straddles, commodities or commodities futures except as described in this Statement of Additional Information.

(v) The Growth/Value Fund does not currently intend to make loans to other persons if, as a result, more than one-third of the value of its total assets would be subject to such loans. This limitation does not apply to (a) the purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue for the public or (b) entry into repurchase agreements.

(vi) The Growth/Value Fund does not currently intend to purchase oil, gas or other mineral leases, rights or royalty contracts.

(vii) The Growth/Value Fund does not currently intend to purchase securities for which there are legal or contractual restrictions on resale or for which no readily available market exists (or engage in a repurchase agreement maturing in more than seven days) if, as a result thereof, more than 15% of the value of the Fund's net assets would be invested in such securities.

(viii) The Growth/Value Fund does not currently intend to purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities or to the extent necessary to engage in transactions described in the Prospectus and Statement of Additional Information which involve margin purchases.

     THE FOLLOWING NONFUNDAMENTAL OPERATING POLICIES ARE APPLICABLE ONLY TO THE LARGE CAP GROWTH FUND.

(i) The Large Cap Growth Fund does not currently intend to issue or sell any senior security. This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemptions of securities, or to arrangements with respect to transactions involving forward foreign currency exchange contracts, options, futures contracts, short sales and other similar permitted investments and techniques.

(ii) The Large Cap Growth Fund does not currently intend to purchase any securities on "margin" (except such short-term credits as are necessary for the clearance of transactions).

(iii) The Large Cap Growth Fund does not currently intend to pledge, mortgage or hypothecate its assets except in connection with borrowings described in the operating policy related to borrowings below.

(iv) The Large Cap Growth Fund does not currently intend to borrow money, except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 10% of the value of its total assets. While the Fund's borrowings are in excess of 5% of its total assets, the Fund will not purchase any additional portfolio securities.

(v) The Large Cap Growth Fund does not currently intend to purchase, hold or deal in real estate, including real estate limited partnerships.

(vi) The Large Cap Growth Fund does not currently intend to purchase or sell puts, calls, options, straddles, commodities or commodities futures.

(vii) The Large Cap Growth Fund does not currently intend to make loans to other persons, except (a) by loaning portfolio securities if the borrower agrees to maintain collateral marked to market daily in an amount at least equal to the market value of the loaned securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue for the public.

(viii) The Large Cap Growth Fund does not currently intend to purchase oil, gas or other mineral leases or exploration or development programs.

(ix) The Large Cap Growth Fund does not currently intend to purchase the securities of any issuer if such purchase at the time thereof would cause more than 5% of the value of its total assets to be invested in the securities of such issuer (the foregoing limitation does not apply to investments in government securities as defined in the 1940 Act).

(x) The Large Cap Growth Fund does not currently intend to purchase securities which cannot be readily resold to the public because of legal or contractual restrictions on resale or for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the Fund's net assets would be invested in such securities.

(xi) The Large Cap Growth Fund does not currently intend to purchase the securities of any issuer if such purchase at the time thereof would cause 10% of any class of securities of such issuer to be held by the Fund, or acquire more than 10% of the outstanding voting securities of such issuer. (All outstanding bonds and other evidences of indebtedness shall be deemed to be a single class of securities of the issuer).

(xii) The Large Cap Growth Fund does not currently intend to purchase or retain the securities of any issuers if those officers and Trustees of the Trust or officers, directors, or partners of its Adviser, owning individually more than one-half of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

     THE FOLLOWING NONFUNDAMENTAL OPERATING POLICIES ARE APPLICABLE ONLY TO THE MONEY MARKET FUND.

(i) The Money Market Fund does not currently intend to issue or sell any senior security as defined by the 1940 Act except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

(ii) The Money Market Fund does not currently intend to borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets. The Money Market Fund does not currently intend to make any borrowing which would cause outstanding borrowings to exceed one-third of the value of its total assets.

(iii) The Money Market Fund does not currently intend to purchase, hold or deal in real estate.

(iv) The Money Market Fund does not currently intend to purchase, hold or deal in commodities.

(v) The Money Market Fund does not currently intend to engage in the purchase or sale of put or call options.

(vi) The Money Market Fund does not currently intend to make loans to other persons if, as a result, more than one-third of the value of the Fund's total assets would be subject to such loans. This limitation does not apply to (a) the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies and limitations or (b) engaging in repurchase transactions.

(vii) The Money Market Fund does not currently intend to invest in oil, gas or other mineral explorative or development programs.

(viii) The Money Market Fund does not currently intend to invest more than 25% of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

(ix) The Money Market Fund does not currently intend to purchase the securities of any issuer if such purchase at the time thereof would cause more than 5% of the value of its total assets to be invested in the securities of such issuer (the foregoing limitation does not apply to investments in government securities as defined in the Investment Company Act of 1940).

(x) The Money Market Fund does not currently intend to invest more than 25% of its total assets in a particular industry, except that the Fund may invest more than 25% of total assets in securities of banks. Currently, the Securities and Exchange Commission defines the term "bank" to include U.S. banks and their foreign branches if, in the case of foreign branches, the parent U.S. bank is unconditionally liable for such obligations. These limitations do not apply to obligations of the U.S. government or any of its agencies or instrumentalities. The Money Market Fund does not consider utilities or companies engaged in finance generally to be one industry.

Finance companies will be considered a part of the industry they finance (e.g., GMAC-auto; VISA-credit cards). Utilities will be divided according to the types of services they provide; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

(xi) The Money Market Fund does not currently intend to purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities.

(xii) The Money Market Fund does not currently intend to invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of the value of its total assets in securities of other investment companies.

(xiii) The Money Market Fund does not currently intend to purchase securities or evidence of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities.

(xiv) The Money Market Fund does not currently intend to make short sales of securities, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.


                                 CODE OF ETHICS

     The Trust, the Advisor and the Fund Sub-Advisors have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act governing the personal investment activity by investment company personnel, including portfolio managers, and other persons affiliated with the Funds who may be in a position to obtain information regarding investment recommendations or purchases and sales of securities for a Fund. These Codes permit persons covered by the Codes to invest in securities for their own accounts, including securities that may be purchased or held by a Fund, subject to restrictions on investment practices that may conflict with the interests of the Funds.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

     Overall responsibility for management and supervision of the Trust rests with the Board of Trustees. The Trustees approve all significant agreements between the Trust and the persons and companies that furnish services to the Trust.

     The names, ages, addresses, present position(s) with the Trust, principal occupation(s) for the past 5 years and other directorships held outside the fund complex for each Trustee and principal officer of the Trust are set forth in the following table:

TRUSTEES OF THE TRUST

INTERESTED TRUSTEES:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                                 FUNDS
                          CURRENT        TERM OF                                                OVERSEEN
                        POSITION(S) OFFICE1 AND WITHIN THE OTHER DIRECTORSHIPS
HELD
   NAME/ADDRESS/        WITH TRUST   LENGTH OF TIME    PRINCIPAL OCCUPATION(S) DURING LAST 5      FUND      BY THE TRUSTEE OUTSIDE
        AGE                              SERVED                        YEARS                    COMPLEX3           THE TRUST
------------------------------------------------------------------------------------------------------------------------------------
John F. Barrett2         Trustee      From December   Chairman of the Board, President and         31     Director of The Andersons
Trustee                               2000 until      Chief Executive Officer of The Western              Inc., Convergys
The Western and                       retirement at   and Southern Life Insurance Company and             Corporation and Fifth
Southern Life                         age 75 or       Western-Southern Life Assurance                     Third Bancorp.
Insurance Company                     until           Company; Director and Vice Chairman of              He is also a Trustee of
400 Broadway                          resignation,    Columbus Life Insurance Company;                    Touchstone Strategic
Cincinnati, OH                        removal or a    Director of Eagle Realty Group, Inc.,               Trust, Touchstone
Age: 52                               successor is    and Chairman of Fort Washington                     Investment Trust and
                                      duly elected.   Investment Advisors, Inc.                           Touchstone Tax-Free
------------------------------------------------------------------------------------------------------------------------------------

                                       29

------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder2        Trustee and  From February   President and a director of IFS              32     Director of LaRosa's (a
Touchstone Advisors,     President    1999 - June     Financial Services, Inc. (a holding                 restaurant chain).  She
Inc.                                  1999. From      company), Touchstone Advisors, Inc. (the            is also a Trustee of
221 East Fourth Street                December 2000   Trust's investment advisor) and                     Touchstone Strategic
Cincinnati, OH                        - Present       Touchstone Securities, Inc. (the Trust's            Trust, Touchstone
Age: 46                               until           distributor).  She is Senior Vice                   Investment Trust and
                                      retirement at   President of The Western and Southern               Touchstone Tax-Free Trust.
                                      age 75 or       Life Insurance Company and a director of
                                      until           Capital Analysts Incorporated (a
                                      resignation,    registered investment advisor and
                                      removal or a    broker-dealer), Integrated Fund
                                      successor is    Services, Inc. (the Trust's
                                      duly elected.   administrator and transfer agent) and
                                                      IFS Fund Distributors, Inc. (a
                                                      registered broker-dealer). She is also
                                                      President and a director of IFS Agency
                                                      Services, Inc. (an insurance agency),
                                                      IFS Insurance Agency, Inc. and Fort
                                                      Washington Brokerage Services, Inc. (a
                                                      registered broker-dealer).
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
J. Leland Brewster  II   Trustee      From December   Retired Senior Partner of Frost Brown        32     Director of Consolidated
c/o Touchstone                        2000 until      Todd LLC (a law firm).                              Health Services, Inc.  He
Advisors, Inc.                        retirement in                                                       is also a Trustee of
221 East Fourth Street                2005 or until                                                       Touchstone Strategic
Cincinnati, OH                        resignation,                                                        Trust, Touchstone
Age: 68                               removal or a                                                        Investment Trust and
                                      successor is                                                        Touchstone Tax-Free Trust.
                                      duly elected.
------------------------------------------------------------------------------------------------------------------------------------
William O. Coleman       Trustee      From December   Retired Vice President of The Procter &      32     Director of LCA-Vision (a
c/o Touchstone                        1999 until      Gamble Company. A Trustee of The Procter            laser vision correction
Advisors, Inc.                        retirement at   & Gamble Profit Sharing Plan and the                company).  He is also a
221 East Fourth Street                age 75 or       Procter & Gamble Employee Stock                     Trustee of Touchstone
Cincinnati, OH                        until           Ownership Plan.                                     Strategic Trust,
Age: 73                               resignation,                                                        Touchstone Investment
                                      removal or a                                                        Trust and Touchstone
                                      successor is                                                        Tax-Free Trust.
                                      duly elected.
------------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox           Trustee      From July 1994  President an Chief Executive Officer of      32     Director of the Federal
c/o Touchstone                        until           Cox Financial Corp. (a financial                    Reserve Bank of
Advisors, Inc.                        retirement at   services company).                                  Cleveland; Broadwing,
221 East Fourth Street                age 75 or                                                           Inc. (a communications
Cincinnati, OH                        until                                                               company); and Cinergy
Age: 54                               resignation,                                                        Corporation (a utility
                                      removal or a                                                        company).  He is also a
                                      successor is                                                        Trustee of Touchstone
                                      duly elected.                                                       Strategic Trust,
                                                                                                          Touchstone Investment
                                                                                                          Trust and Touchstone
                                                                                                          Tax-Free Trust.
------------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner         Trustee      From December   Principal of HJL Enterprises (a              32     Trustee of Touchstone
c/o Touchstone                        2000 until      privately held investment company);                 Strategic Trust,
Advisors, Inc.                        retirement at   Chairman of Crane Electronics, Inc. (a              Touchstone Investment
221 East Fourth Street                age 75 or       manufacturer of electronic connectors).             Trust and Touchstone
Cincinnati, OH                        until                                                               Tax-Free Trust.
Age: 63                               resignation,
                                      removal or a
                                      successor is
                                      duly elected.
------------------------------------------------------------------------------------------------------------------------------------
Oscar P. Robertson       Trustee      From December   President of Orchem, Inc. (a chemical        32     Director of Countrywide
c/o Touchstone                        2000 until      specialties distributor), Orpack Stone              Credit Industries, Inc.
Advisors, Inc.                        retirement at   Corporation (a corrugated box                       (a mortgage company).  He
221 East Fourth Street                age 75 or       manufacturer) and ORDMS (a solution                 is also a Trustee of
Cincinnati, OH                        until           planning firm).                                     Touchstone Strategic
Age: 63                               resignation,                                                        Trust, Touchstone
                                      removal or a                                                        Investment Trust and
                                      successor is                                                        Touchstone Tax-Free Trust.
                                      duly elected.
------------------------------------------------------------------------------------------------------------------------------------

                                       30

------------------------------------------------------------------------------------------------------------------------------------
Robert               E.  Trustee      From July 1994  Retired Partner and Director of KPMG LLP     32     Trustee of Tri-Health,
Stautberg                             until           (a certified public accounting firm).               Inc., Good Samaritan
c/o Touchstone                        retirement at   He is Vice President of St. Xavier High             Hospital and Bethesda
Advisors, Inc.                        age 75 or       School.                                             Hospital.  He is also a
221 East Fourth Street                until                                                               Trustee of Touchstone
Cincinnati, OH                        resignation,                                                        Strategic Trust,
Age: 67                               removal or a                                                        Touchstone Investment
                                      successor is                                                        Trust and Touchstone
                                      duly elected.                                                       Tax-Free Trust.
------------------------------------------------------------------------------------------------------------------------------------

1 Each Trustee is elected to serve until the age of 75 or after five years of service, whichever is greater, or until he sooner dies, resigns or is removed.
2 Mr. Barrett and Ms. McGruder are "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended, because of his or her relationship with The Western and Southern Life Insurance Company and IFS Financial Services, Inc., respectively. Touchstone Advisors, Inc. (the "Advisor") serves as the investment advisor to the Trust and, accordingly, as investment advisor to each of the Funds. The Advisor is a wholly owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company. Western Southern Life Assurance Company is a wholly owned subsidiary of The Western and Southern Life Insurance Company.
3 The Touchstone Family of Funds consists of thirteen series of the Trust, six series of Touchstone Tax-Free Trust, seven series of Touchstone Strategic Trust and six series of Touchstone Investment Trust.


PRINCIPAL OFFICERS:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF           OTHER
                                                                                                      FUNDS         DIRECTORSHIPS
                           CURRENT         TERM OF                                                  OVERSEEN         HELD BY THE
                         POSITION(S)     OFFICE1 AND                                               WITHIN THE          TRUSTEE
     NAME/ADDRESS/        WITH TRUST   LENGTH OF TIME     PRINCIPAL OCCUPATION(S) DURING LAST 5       FUND              OUTSIDE
          AGE                              SERVED                         YEARS                      COMPLEX           THE TRUST
------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder          President    From June 2000   See information under "interested              N/A                 N/A
                                       for an           trustees"
                                       indefinite
                                       term or until
                                       a successor is
                                       duly elected
                                       and qualified.
------------------------------------------------------------------------------------------------------------------------------------
Maryellen Peretzky       Vice          From June 2000   Senior Vice President and Secretary of         N/A                 N/A
Touchstone Advisors,     President     for an           Fort Washington Brokerage Services,
Inc.                                   indefinite       Inc., Integrated Fund Services, Inc. and
221 East Fourth Street                 term or until    IFS Fund Distributors, Inc. She is
Cincinnati, OH                         a successor is   Assistant Secretary of Fort Washington
Age: 49                                duly elected     Investment Advisors, Inc.
                                       and qualified.
------------------------------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft     Controller    From June 2000   Senior Vice President, Chief Financial         N/A                 N/A
Touchstone Advisors,                   for an           Officer and Treasurer of Integrated Fund
Inc.                                   indefinite       Services, Inc.,  IFS Fund Distributors,
221 East Fourth Street                 term or until    Inc. and Fort Washington Brokerage
Cincinnati, OH                         a successor is   Services, Inc. She is Chief Financial
Age: 39                                duly elected     Officer of IFS Financial Services, Inc.,
                                       and qualified.   Touchstone Advisors, Inc. and Touchstone
                                                        Securities, Inc. and Assistant Treasurer
                                                        of Fort Washington Investment Advisors,
                                                        Inc.
------------------------------------------------------------------------------------------------------------------------------------
Scott A. Englehart       Treasurer     From December    President of Integrated Fund Services,         N/A                 N/A
Touchstone Advisors,                   2000 for an      Inc. From 1998 until 2000, he was a
Inc.                                   indefinite       Director, Transfer Agency and Mutual
221 East Fourth Street                 term or until    Fund Distribution for Nationwide
Cincinnati, OH                         a successor is   Advisory Services, Inc. From 1990 until
Age: 39                                duly elected     1998, he was Vice President, Client
                                       and qualified.   Services for BISYS Fund Services.
------------------------------------------------------------------------------------------------------------------------------------

                                       31

------------------------------------------------------------------------------------------------------------------------------------
Tina D. Hosking          Secretary     From June 2000   Vice President and Managing Attorney of        N/A                 N/A
Touchtone Advisors,                    for an           Integrated Fund Services, Inc. and IFS
Inc. indefinite Fund Distributors, Inc. 221 East Fourth Street term or until
Cincinnati, OH a successor is Age: 33 duly elected
                                       and qualified.
------------------------------------------------------------------------------------------------------------------------------------

1 Officers are elected to hold such offices until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

Messrs. Brewster, Lerner and Stautberg are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust's accounting and financial reporting policies, practices and internal controls. There were four Audit Committee meetings in the fiscal year ended December 31, 2001.

Messrs. Coleman, Cox and Robertson are members of the Valuation Committee. The Valuation Committee is responsible for overseeing procedures for valuing securities held by the Trust and responding to any pricing issues that may arise. There were four Valuation Committee meetings in the fiscal year ended December 31, 2001.

Messrs. Brewster, Coleman, Cox and Stautberg are members of the Nominating Committee. The Nominating Committee is responsible for selecting candidates to serve on the Board and its operating committees. There were no Nominating Committee meetings in the fiscal year ended December 31, 2001.

TRUSTEES' OWNERSHIP IN FUNDS

The following table reflects the Trustees' beneficial ownership as of December 31, 2001:

                                 Dollar Range of          Aggregate Dollar
                                 ---------------          ----------------
                               Equity Securities in      Range of Shares in
                               --------------------      ------------------
                               Touchstone Variable      the Touchstone Family
                               -------------------      ---------------------
                                   Series Trust          of Funds Complex(2)
                                   ------------          -------------------

John F. Barrett                        None              $50,001 - $100,000
J. Leland Brewster II                  None               $10,001 - $50,000
William O. Coleman                     None                 $0 - $10,000
Phillip R. Cox                         None                     None
H. Jerome Lerner                       None                 Over $100,000
Jill T. McGruder                       None                 Over $100,000
Oscar P. Robertson                     None                     None
Robert E. Stautberg                    None               $10,001 - $50,000

The following table reflects the Trustees fees paid for the year ended December 31, 2001 (during which period the Trustees received an annual fee of $5,000 plus $1,000 per meeting attended.)

TRUSTEES' COMPENSATION TABLE

                              Trustees'          Deferred        Total Trustees'
                              ---------          --------        ---------------
                            Compensation       Compensation        Compensation
                            ------------       ------------        ------------
                              from the            Accrued         from the Trust
                              --------            -------         --------------
                               Trust           From Trust(1)      and the Fund
                               -----           -------------      ------------
                                                                      Complex(2)
                                                                    ----------

J. Leland Brewster II          $5,125              $3,630             $20,500
William O. Coleman             $5,688              $4,029             $22,750
Phillip R. Cox                 $5,813                --               $23,250
H. Jerome Lerner               $4,938                --               $19,750
Oscar P. Robertson             $5,000              $3,542             $20,000
Robert E. Stautberg            $5,938              $4,083             $23,750

(1) Effective January 1, 2001, each Trustee who is not an interested person of the Trust (an "Independent Trustee") is eligible to participate in the Touchstone Trustee Deferred Compensation Plan which allows the Independent Trustees to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000. The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Family of Funds during the fiscal year ended December 31, 2001 is as follows: J. Leland Brewster II - $14,521, William O. Coleman - $16,115, Oscar P. Robertson - $14,167 and Robert E. Stautberg - $16,333.
(2) The Touchstone family of funds consists of thirteen series of the Trust, six series of Touchstone Tax-Free Trust, seven series of Touchstone Strategic Trust and six series of Touchstone Investment Trust. Each Trustee, except Mr. Barrett, is also a Trustee of Touchstone Tax-Free Trust, Touchstone Strategic Trust and Touchstone Investment Trust.

Under a deferred compensation plan (the "Plan") effective January 1, 2001, Independent Trustees may defer receipt of a portion of their annual fees. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee.

     As of April 2, 2002, the Trustees and officers of the Trust did not own shares in any Fund or the Trust (all series taken together).

CONTROL PERSONS

     As of April 2, 2002, (i) Separate Account 1 of Western-Southern Life Assurance Company, 400 Broadway, Cincinnati, Ohio 45202, an Ohio corporation ("WSLAC"), was the record owner of 76.25% of the outstanding shares of the Growth & Income Fund, 46.02% of the outstanding shares of the Bond Fund, 77.43% of the outstanding shares of the Emerging Growth Fund, 96.09% of the outstanding shares of the International Equity Fund, 90.18% of the outstanding shares of the Balanced Fund, 76.32% of the outstanding shares of the Standby Income Fund, 82.87% of the outstanding shares of the Value Plus Fund, 13.68% of the outstanding shares of the Small Cap Value Fund, 84.63% of the outstanding shares of the High Yield Fund, 15.54% of the outstanding shares of the Enhanced 30 Fund, 20.91% of the Growth/Value Fund, and 16.36% of the Money Market Fund; (ii) WASLIC Company II, 500 Scranton Christiana Road, Newark, Delaware 19713, a Delaware corporation, was the record owner of 82.10% of the outstanding shares of the Small Cap Value Fund, 13.49% of the outstanding shares of the High Yield Fund, 83.20% of the outstanding shares of the Enhanced 30 Fund, and 48.70% of the Large Cap Growth Fund ; (iii) Separate Account A of The Western and Southern Life Insurance Company, 400 Broadway, Cincinnati, Ohio 45202, an Ohio corporation ("WSLIC"), was record owner of 23.14% of the outstanding shares of the Growth and Income Fund, 47.87% of the outstanding shares of the Bond Fund, 12.14% of the outstanding shares of the Value Plus Fund, and 46.85% of the outstanding shares of the Large Cap Growth Fund; (iv) Integrity Life Insurance Company, 515 W. Market Street, Louisville, Kentucky, was record owner of 10.66% of the outstanding shares of the Money Market Fund and 8.98% of the outstanding shares of the Growth Value Fund; and (v) WSLAC was the record owner of 19.21% of the outstanding shares of the Emerging Growth Fund, 6.13% of the outstanding shares of the Balanced Fund, 20.39% of the outstanding shares of the Standby Income Fund, 68.04% of the outstanding shares of the Growth/Value Fund, and 70.60% of the outstanding shares of the Money Market Fund. WSLAC and Integrity Life Insurance Company are wholly owned subsidiaries of WSLIC. Because it is the owner of record of more than 25% of the Fund's outstanding shares as of April 2, 2002, Separate Account 1 of WSLAC may be deemed to control the Growth & Income Fund, the Bond Fund, the Emerging Growth Fund, the International Equity Fund, the Balanced Fund, the Standby Income Fund, the Value Plus Fund and the High Yield Fund, WASLIC Company II may be deemed to control the Small Cap Value Fund, the Enhanced 30 Fund and the Large Cap Growth Fund,

Separate Account A of WSLIC may be deemed to control the Bond Fund and the Large Cap Growth Fund and WSLAC may be deemed to control the Growth/Value Fund and the Money Market Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

     Touchstone Advisors, Inc., located at 221 East Fourth Street, Cincinnati, Ohio 45202, serves as the investment advisor to the Trust and, accordingly, as investment advisor to each of the Funds. The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company. Western Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company.

     Touchstone Advisors provides service to each Fund pursuant to an Investment Advisory Agreement with the Trust (the "Advisory Agreement"). The services provided by the Advisor consist of directing and supervising each Fund Sub-Advisor, reviewing and evaluating the performance of each Fund Sub-Advisor and determining whether or not any Fund Sub-Advisor should be replaced. The Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services. The Advisory Agreement will continue in effect if such continuance is specifically approved at least annually by the Trustees and by a majority of the Board of Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

     The Advisory Agreement is terminable, with respect to a Fund without penalty on not more than 60 days' nor less than 30 days' written notice by (1) the Trust when authorized either by (a) in the case of a Fund, a majority vote of the Fund's shareholders or (b) a vote of a majority of the Board of Trustees or (2) the Advisor. The Advisory Agreement will automatically terminate in the event of its assignment. The Advisory Agreement provides that neither the Advisor nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Funds, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.

     In considering whether to approve the continuation of the Advisory Agreement between the Trust and the Adviser, the Board of Trustees requested, and the Adviser furnished, information necessary for a majority of the Trustees, including a majority of the Independent Trustees to make the determination that continuance of the Advisory Agreement was in the best interest of each Fund and its shareholders. In re-approving the Advisory Agreement, and in evaluating the fairness of the compensation to be received by the Adviser pursuant to the Agreement, the Board considered the overall quality of the Adviser's services in light of the fees paid by the Funds. Specifically, the Board's analysis focused on: (1) the nature and quality of services to be performed for the Funds; (2) the costs of providing services to the Funds; (3) comparative information on fees and expenses borne by other funds; (4) comparative funds' performance and other competitive factors; and (5) the existence of economies of scale that might be reflected in fee rates or schedules by means of breakpoints or other measures. In addition, counsel to the Independent Trustees provided them with a memorandum discussing their duties and responsibilities in connection with the contractual arrangements involving the Funds and met separately with the Independent Trustees to discuss this matter.

     The Trust and Touchstone Advisors have applied to the SEC for an exemptive order that, if granted, will permit the Trust or Touchstone Advisors, under certain circumstances, to select or change investment advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. Shareholders of the Fund will be notified of any changes in its sub-advisor.

     The Trust's Prospectus contains a description of fees payable to the Advisor for services under the Advisory Agreement.

     For the periods indicated, each Fund incurred the following investment advisory fees equal on an annual basis to the following percentages of the average daily net assets of each Fund.

                                                For the           For the           For the
                             Advisory Fee         Year              Year              Year
                                 Rate            Ended             Ended             Ended
Advisory Fees                                   12/31/01          12/31/00          12/31/99
                            --------------    ------------      ------------      ------------
International Equity Fund        0.95%          $208,114          $349,024          $326,334
Emerging Growth Fund             0.80%          $293,271          $317,955          $249,804
Small Cap Value Fund             0.80%          $ 79,639          $102,559          $ 56,215     (a)
Growth/Value Fund                1.00%          $ 34,253            N/A               N/A        (c)
Large Cap Growth Fund            0.75%          $ 39,323            N/A               N/A        (c)
Enhanced 30 Fund                 0.65%          $ 75,435          $ 80,920          $ 49,247     (a)
Value Plus Fund                  0.75%          $ 51,558          $ 50,525          $ 53,453
Growth & Income Fund             0.80%          $345,077          $450,219          $593,584     (b)
Balanced Fund                    0.80%          $244,148          $268,744          $323,935
High Yield Fund                  0.50%          $105,765          $ 91,933          $ 59,450     (a)
Bond Fund                        0.55%          $186,182          $182,029          $209,984     (b)
Standby Income Fund              0.25%          $ 55,960          $ 65,146          $ 70,038
Money Market Fund                0.50%          $ 20,618            N/A               N/A        (c)

(a) For the period 5/1/99 (inception) to 12/31/99 (b) For the period 1/1/99 (inception) to 12/31/99 (c) Fund commenced operations on May 1, 2001

     The Trust, on behalf of each Fund, has entered into a Sponsor Agreement with the Advisor under which the Advisor provides oversight of the various service providers to the Trust. Pursuant to the Sponsor Agreement, the Advisor is entitled to a fee from each Fund equal on an annual basis to 0.20% of the average daily net assets of that Fund. The Advisor has agreed to waive its fees under the Sponsor Agreement or reimburse certain other fees and expenses of each Fund such that after such waivers and reimbursements, the aggregate Operating Expenses of each Fund (as used herein, "Operating Expenses" include amortization of organizational expenses but is exclusive of interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) do not exceed that Fund's expense cap (the "Expense Cap"). Each Fund's Expense Cap is as follows: International Equity Fund - 1.25%; Emerging Growth Fund - 1.15%; Small Cap Value Fund - 1.00%; Growth/Value Fund - 1.10%, Large Cap Growth Fund - 0.95%, Enhanced 30 Fund - 0.75%; Value Plus Fund
- 1.15%; Growth & Income Fund - 0.85%; Balanced Fund - 0.90%; High Yield Fund - 0.80%; Bond Fund - 0.75%; Standby Income Fund - 0.50%; and Money Market Fund - 0.60%. With respect to any Fund other than the High Yield Fund, an Expense Cap may be terminated with respect to a Fund upon 30 days prior written notice by the Sponsor at the end of any calendar quarter after December 31, 2002. With respect to the High Yield Fund, an Expense Cap may be terminated upon 30 days prior written notice by the Sponsor at the end of any calendar quarter after April 30, 2004. The Advisor has further agreed to waive its sponsor fee with respect to the High Yield Fund until June 28, 2003. The Advisor waived all fees under the Sponsor Agreement through December 31, 2001. In addition to waiving its fees under the Sponsor Agreement, for the periods indicated, the Advisor reimbursed each Fund the following amounts:

                                 For the          For the          For the
                                   Year             Year             Year
                                  Ended            Ended            Ended
Fees Reimbursed                  12/31/01         12/31/00         12/31/99
                               ------------     ------------     ------------

International Equity Fund        $165,925         $115,014         $133,659
Emerging Growth Fund               N/A            $     --         $ 18,047
Small Cap Value Fund             $ 95,831         $ 82,998         $ 57,768  (a)
Growth/Value Fund                $ 58,323           N/A              N/A     (c)
Large Cap Growth Fund            $ 59,575           N/A              N/A     (c)
Enhanced 30 Fund                 $ 96,890         $ 89,981         $ 61,666  (a)
Value Plus Fund                  $ 61,101         $ 54,478         $ 73,108
Growth & Income Fund             $132,393         $135,332         $169,442  (b)
Balanced Fund                    $ 99,446         $ 88,713         $100,004

High Yield Fund                  $ 80,143         $ 77,000         $ 52,269  (a)
Bond Fund                        $ 48,329         $ 46,231         $ 46,629  (b)
Standby Income Fund              $ 58,242         $ 45,163         $ 48,355
Money Market Fund                $ 62,945           N/A              N/A     (c)

(a) For the period 5/1/99 (inception) to 12/31/99 (b) For the period 1/1/99 (inception) to 12/31/99 (c) Fund commenced operations on May 1, 2001

FUND SUB-ADVISORS

     The Advisor has, in turn, entered into a portfolio advisory agreement (each, a "Fund Agreement") with each Fund Sub-Advisor selected by the Advisor for a Fund. Under the direction of the Advisor and, ultimately, of the Board of Trustees, each Fund Sub-Advisor is responsible for making all of the day-to-day investment decisions for the respective Fund (or portion of a Fund).

     Each Fund Sub-Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services. Each Fund Agreement contains provisions similar to those described above with respect to the Advisory Agreement.

     The Trust's Prospectus contains a description of fees payable to each Fund Sub-Advisor for the services it provides under each Fund Agreement.

ADMINISTRATOR, FUND ACCOUNTING AGENT, CUSTODIAN AND TRANSFER AGENT

     For the year ended December 31, 2001, Investors Bank & Trust Company ("Investors Bank"), 200 Clarendon Street, Boston, Massachusetts 02116, served as administrator, fund accounting agent, custodian and transfer agent for the Trust. Investors Bank was organized in 1969 as a Massachusetts-chartered trust company and is a wholly-owned subsidiary of Investors Financial Services Corp., a publicly-held corporation and holding company registered under the Bank Holding Company Act of 1956.

     As administrator and fund accounting agent, Investors Bank provided, on behalf of the Trust and its Funds, accounting, clerical and bookkeeping services; the daily calculation of net asset values and unit values; corporate secretarial services; assistance in the preparation of management reports; preparation and filing of tax returns, registration statements, and reports to shareholders and to the Securities and Exchange Commission. Investors Bank also provided personnel to serve as certain officers of the Trust.

     As custodian, Investors Bank holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940. As transfer agent, Investors Bank was responsible for the issuance and redemption of shares and the establishment and maintenance of shareholder accounts for the Trust and its Portfolios.

     For its services as administrator and fund accounting agent, the Trust paid fees to Investors Bank, which were computed and paid monthly. Such fees equal, in the aggregate, 0.12% on an annual basis of the average daily net assets of all the Funds for which Investors Bank acts as fund accounting agent and administrator up to $1 billion in assets and 0.08% on an annual basis of average daily net assets which exceed $1 billion, subject to certain annual minimum fees.

     As of March 17, 2002, Integrated Fund Services, Inc., 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, serves as administrator, accounting agent and transfer agent to the Trust. Integrated is a wholly-owned indirect subsidiary of IFS Holdings, Inc., which in turn is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company. Integrated is an affiliate of the Advisor, certain Fund Sub-Advisors and Touchstone by reason of common ownership.

     For its services as administrator and accounting agent, the Trust pays fees to Integrated that are computed daily and paid monthly. Such fees equal, in the aggregate, 0.10% on an annual basis of the average daily net assets of all of the Funds for which Integrated acts as administrator, accounting agent up to $1 billion in assets and 0.08% on an annual basis of average daily net assets which exceed $1 billion, subject to certain annual minimum fees.

     The Funds incurred and paid to Investors Bank the following custody, administration and fund accounting fees for the periods indicated:

                                 For the          For the           For the
                                  Year              Year              Year
                                  Ended            Ended             Ended
Administration Fees              2/31/01  *       12/31/00  *      12/31/99  *
                               ------------     ------------     ------------

International Equity Fund        $196,523         $197,435         $193,206
Emerging Growth Fund             $ 86,304         $ 90,002         $ 90,100
Small Cap Value Fund             $ 99,482         $ 95,460         $ 57,676  (a)
Growth/Value Fund                $ 54,056           N/A              N/A     (c)
Large Cap Growth Fund            $ 60,692           N/A              N/A     (c)
Enhanced 30 Fund                 $ 90,735         $ 88,823         $ 54,056  (a)
Value Plus Fund                  $ 78,780         $ 75,880         $ 86,513
Growth & Income Fund             $ 95,949         $ 99,594         $126,012  (b)
Balanced Fund                    $ 92,717         $ 85,159         $ 89,865
High Yield Fund                  $ 92,986         $ 89,043         $ 55,339  (a)
Bond Fund                        $ 77,343         $ 77,106         $ 78,266  (b)
Standby Income Fund              $ 88,322         $ 82,846         $ 81,490
Money Market Fund                $ 58,707           N/A              N/A     (c)

* Amounts include custody fees (a) For the period 5/1/99 (inception) to 12/31/99
(b) For the period 1/1/99 (inception) to 12/31/99 (c) Fund had not commenced operations as of May 1, 2001

COUNSEL AND INDEPENDENT AUDITORS

     Frost Brown Todd, LLC, 2200 PNC Center, 201 East Fifth Street, Cincinnati, OH 45202-4182, serves as counsel to the Trust. Ernst & Young LLP, 1300 Chiquita Center, 250 East Fifth Street, Cincinnati, OH 45202, serves as independent auditors of the Trust and each Fund, providing audit services, tax return review and assistance and consultation in connection with the review of filings with the SEC.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

     The Fund Sub-Advisors are responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for each Fund, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, the Advisor, the Fund Sub-Advisors or their subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of a Fund are frequently placed by the Fund Sub-Advisor with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

     The Fund Sub-Advisors seek to evaluate the overall reasonableness of the brokerage commissions paid through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. In placing orders for the purchase and sale of securities for a Fund, the Fund Sub-Advisors take into account such factors as price, commission (if any, negotiable in the case of national securities exchange transactions), size of order, difficulty of execution and skill required of the executing broker-dealer. The Fund Sub-Advisors review on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

     The Fund Sub-Advisors are authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for a Fund with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. A Fund Sub-Advisor may use this research information in managing a Fund's assets, as well as the assets of other clients.

     Consistent with the policy stated above, the Rules of Conduct of the National Association of Securities Dealers, Inc. and such other policies as the Board of Trustees may determine, the Fund Sub-Advisors may consider sales of shares of the Trust or the Funds as a factor in the selection of broker-dealers to execute portfolio transactions. The Fund Sub-Advisor will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

     Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

     Although certain research, market and statistical information from brokers and dealers can be useful to a Fund and to the corresponding Fund Sub-Advisor, it is the opinion of the management of the Funds that such information is only supplementary to the Fund Sub-Advisor's own research effort, since the information must still be analyzed, weighed and reviewed by the Fund Sub-Advisor's staff. Such information may be useful to the Fund Sub-Advisor in providing services to clients other than the Funds, and not all such information is used by the Fund Sub-Advisor in connection with the Funds. Conversely, such information provided to the Fund Sub-Advisor by brokers and dealers through whom other clients of the Fund Sub-Advisor effect securities transactions may be useful to the Fund Sub-Advisor in providing services to the Funds.

     In certain instances there may be securities which are suitable for a Fund as well as for one or more of the respective Fund Sub-Advisor's other clients. Investment decisions for a Fund and for the Fund Sub-Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, it is believed that the ability of a Fund to participate in volume transactions will produce better executions for the Fund.

COMMISSIONS

     The Funds paid the following brokerage commissions for the periods indicated:

                                  For the          For the          For the
                                   Year             Year             Year
                                   Ended            Ended            Ended
Commissions                      12/31/01         12/31/00         12/31/99
                               ------------     ------------     ------------

International Equity Fund        $106,756         $140,267         $214,599
Emerging Growth Fund             $ 66,958         $ 67,521         $ 65,019
Small Cap Value Fund             $ 28,305         $ 79,045         $ 53,699  (a)
Growth/Value Fund                $ 11,511            N/A              N/A    (c)
Large Cap Growth Fund            $ 16,642            N/A              N/A    (c)
Enhanced 30 Fund                 $  2,424         $  6,420         $ 13,850  (a)
Value Plus Fund                  $  9,543         $  9,628         $ 20,538
Growth & Income Fund             $115,911         $117,824         $100,021  (b)

Balanced Fund                    $ 43,960         $ 41,347         $ 74,011
High Yield Fund                      -                -                -     (a)
Bond Fund                            -            $  1,548         $    500  (b)
Standby Income Fund                  -                -                -
Money Market Fund                    -               N/A              N/A    (c)

(a) For the period 5/1/99 (inception) to 12/31/99 (b) For the period 1/1/99 (inception) to 12/31/99 (c) Fund had not commenced operations as of May 1, 2001

                       CAPITAL STOCK AND OTHER SECURITIES

     Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants.

     Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

OFFERING PRICE

     Shares of the Funds are offered at NAV (as defined in the Prospectus).

VALUATION OF SECURITIES

     The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Board. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.

     The accounting records of the Funds are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

REDEMPTION IN KIND

     Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust and valued as they are for purposes of computing the Fund's net asset value (a redemption in kind). If payment is made in securities a shareholder may incur transaction expenses in converting these securities into cash. The Trust, on behalf of each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Fund is obligated to redeem shares or with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                              TAXATION OF THE FUNDS

     The Trust intends to qualify annually and to elect each Fund to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

     To qualify as a regulated investment company, each Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income, if any, each taxable year.

     As a regulated investment company, each Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year; and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

FOREIGN TAXES

     Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of each applicable Fund's assets to be invested in various countries will vary.

     If a Fund is liable for foreign taxes, and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, it may make an election pursuant to which certain foreign taxes paid by it would be treated as having been paid directly by shareholders of the entities, which have invested in the Fund. Pursuant to such election, the amount of foreign taxes paid will be included in the income of the investing entities' shareholders and such investing entities' shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each such investor will be notified after the close of the Fund's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion which represents income derived from sources within each such country.

     The amount of foreign taxes for which an investor may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by the Fund on the sale of foreign securities will be treated as U.S.-source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

FOREIGN INCOME TAXES: Net income or capital gains earned by any Fund investing in foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced tax rate or even a tax exemption on related income and gains. It is impossible to determine the effective rate of foreign tax in advance since the amount of these Funds' assets to be invested within various countries is not known. Plus, a Fund may elect to treat foreign income taxes as income taxes paid by its shareholders for U.S. federal income tax purposes, under U.S. federal income tax principals, if a Fund meets certain requirements. These requirements of a Fund include:

     o qualification as a regulated investment company; o satisfaction of certain distribution requirements; and o more than 50% of the value of that Fund's assets at the close of the taxable year must consist of stocks or securities of foreign corporations.

     If a Fund makes this election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders. The shareholders would then be allowed to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct it from their U.S. taxable income, if any. Shortly after any year for which it makes this election, a Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit.

INTERNATIONAL EQUITY FUND: The International Equity Fund is expected to qualify for and elect to treat foreign income taxes as income taxes paid by its shareholders for U.S. federal income tax purposes in most of its taxable years (but not necessarily all).

     >> SPECIAL TAX CONSIDERATION: No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

DISTRIBUTIONS

     Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

FOREIGN WITHHOLDING TAXES

     Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

BACKUP WITHHOLDING

     A Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable in 2002 and 2003 to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

OTHER TAXATION

     The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

TAXATION OF VARIABLE CONTRACTS

     For a discussion of tax consequences of variable contracts, please refer to your insurance company's separate account prospectus.

     Variable contracts purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends and capital appreciation without current federal income tax liability to the owner. Depending on the variable contract, distributions from the contract may be subject to ordinary income tax and a 10% penalty tax on distributions before age 59 1/2. Only the portion of a distribution attributable to income is subject to federal income tax. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.

     Section 817(h) of the Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or life insurance for tax purposes. The Department of the Treasury has issued regulations prescribing these diversification requirements. Each Fund intends to comply with these requirements.

                             PERFORMANCE INFORMATION

     From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or shareholder reports, if accompanied by performance of your insurance company's corresponding insurance separate account. These performance figures are calculated in the following manner:

YIELD:

     Yields for a Fund used in advertising are computed by dividing the Fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purpose of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

     Income calculated for the purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions of the Fund paid over the same period or the rate of income reported in the Fund's financial statements. For the 30-day period ended December 31, 2001, the Fund's yields were as follows:

     Balanced Fund 2.28%, High Yield Fund 10.95% and Standby Income Fund 2.68%.

     The Standby Income Fund's 7-day yield for the period ended December 31, 2001 was 2.69%.

TOTAL RETURN:

     A Fund's standardized average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (with all distributions reinvested) to reach the value of that investment at the end of the periods. A Fund may also calculate non-standardized total return figures which represent aggregate (not annualized) performance over any period or year-by-year performance.

Average Annual                                                      Since         Inception
Total Return                       One Year       Five Years      Inception          Date
                                  ------------   -------------   -------------   -------------
International Equity Fund           -29.67%          1.42%          2.59%          11/21/94
Emerging Growth Fund                -2.62%          16.92%          16.33%         11/21/94
Small Cap Value Fund                -14.16%          N/A             2.94%          5/1/99
Growth/Value Fund                     N/A            N/A           -13.50%          5/1/01
Large Cap Growth Fund                 N/A            N/A           -10.10%          5/1/01
Enhanced 30 Fund                    -11.45%          N/A            -3.43%          5/1/99
Value Plus Fund                     -0.88%           N/A            4.97%           5/1/98
Growth & Income Fund                -5.28%           N/A            2.84%           1/1/99
Balanced Fund                        2.67%           9.66%          12.74%         11/21/94
High Yield Fund                      6.93%           N/A            -0.91%          5/1/99
Bond Fund                            7.85%           N/A            5.15%           1/1/99
Standby Income Fund                  4.69%          5.40%           5.44%          11/21/94
Money Market Fund                     N/A            N/A            2.09%           5/1/01

     Any total return quotation provided for a Fund should not be considered as representative of the performance of the Fund in the future since the net asset value of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of a Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

     In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services, to the performance of various indices and investments for which reliable performance data is available. The performance figures of unmanaged indices may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. The performance of the Funds may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for a Fund's performance information could include Asian Wall Street Journal, Barron's, Business Week, Changing Times, The Kiplinger Magazine, Consumer Digest, Financial Times, Financial World, Forbes, Fortune, Global Investor, Investor's Daily, Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, Money, The New York Times, Personal Investing News, Personal Investor, Success, U.S. News and World Report, The Wall Street Journal and CDA/Weisenberger Investment Companies Services.

                              FINANCIAL STATEMENTS

     The following financial statements for the Trust at and for the fiscal periods indicated are incorporated herein by reference from their current annual report to shareholders filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. A copy of each such report will be provided, without charge, to each person receiving this Statement of Additional Information.

     TOUCHSTONE VARIABLE SERIES TRUST Schedule of Investments, December 31, 2001 Statement of Assets and Liabilities, December 31, 2001
     Statement of Operations, for the year ended December 31, 2001 Statement of Changes in Net Assets for the year ended December 31, 2001 Financial Highlights Notes to Financial Statements Report of Independent Accountants

                                    APPENDIX

BOND AND COMMERCIAL PAPER RATINGS

     Set forth below are descriptions of the ratings of Moody's and S&P, which represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S BOND RATINGS

     Aaa. Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Unrated. Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1. An application for rating was not received or accepted. 2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
     3. There is a lack of essential data pertaining to the issue or issuer. 4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effect of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1, Ba-1 and B-1.

S&P'S BOND RATINGS

     AAA. Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from higher rated issues only in a small degree.

     A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.

     BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     BB, B, CCC, CC and C. Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions.

     C1. The rating C1 is reserved for income bonds on which no interest is being paid.

     D. Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     Plus (+) or Minus (-). The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

S&P'S COMMERCIAL PAPER RATINGS

     A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

MOODY'S COMMERCIAL PAPER RATINGS

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                                         TOUCHSTONE VARIABLE SERIES TRUST

                                         o TOUCHSTONE INTERNATIONAL EQUITY FUND
                                         o TOUCHSTONE EMERGING GROWTH FUND
INVESTMENT ADVISOR                       o TOUCHSTONE SMALL CAP VALUE FUND
                                         o TOUCHSTONE GROWTH/VALUE FUND
Touchstone Advisors, Inc.                o TOUCHSTONE LARGE CAP GROWTH FUND
221 East Fourth Street, Suite 300        o TOUCHSTONE ENHANCED 30 FUND
Cincinnati, Ohio 45202                   o TOUCHSTONE VALUE PLUS FUND
                                         o TOUCHSTONE GROWTH & INCOME FUND
ADMINISTRATOR, FUND ACCOUNTING           o TOUCHSTONE BALANCED FUND
AGENT AND TRANSFER AGENT                 o TOUCHSTONE HIGH YIELD FUND
                                         o TOUCHSTONE BOND FUND
Integrated Fund Services, Inc.           o TOUCHSTONE STANDBY INCOME FUND
221 East Fourth Street, Suite 300        o TOUCHSTONE MONEY MARKET FUND
Cincinnati, Ohio 45202

CUSTODIAN                                STATEMENT OF ADDITIONAL INFORMATION

Investors Bank & Trust Company           MAY 1, 2002
200 Clarendon Street                     (REVISED JANUARY 16, 2003)
Boston, Massachusetts 02116

INDEPENDENT AUDITORS

Ernst & Young LLP
1300 Chiquita Center
250 East Fifth Street
Cincinnati, Ohio 45202

LEGAL COUNSEL

Frost Brown Todd LLC
2200 PNC Center
201 East Fifth Street
Cincinnati, OH 45202-4182

                             THE LEGENDS FUND, INC.

                                  ANNUAL REPORT

                                  JUNE 30, 2002


                                    CONTENTS

President's Letter                                                           1
Report of Independent Auditors                                               2
Financial Statements, Financial Highlights, and Schedules of
     Investments:
     Harris Bretall Sullivan & Smith Equity Growth Portfolio                 3
     Third Avenue Value Portfolio                                            7
     Gabelli Large Cap Value Portfolio                                      11
     Baron Small Cap Portfolio                                              15
Notes to Financial Statements                                               20
Portfolio Performance                                                       27

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. NEITHER THE FUND NOR TOUCHSTONE SECURITIES, INC., THE PRINCIPAL UNDERWRITER FOR FUND SHARES, IS A BANK AND FUND SHARES ARE NOT BACKED OR GUARANTEED BY ANY BANK OR INSURED BY THE FEDERAL DEPOSITORY INSURANCE CORPORATION.

                                                         THE LEGENDS FUND, INC.

July 22, 2002

We are pleased to present the 2002 Annual Report for The Legends Fund, Inc. (the "Fund"). Thanks to all of our current investors and we extend a special welcome to all new investors who have joined us during the period.

Total returns for each of the Fund's portfolios and their respective benchmarks for the years ended June 30, 2002 and 2001, respectively, are listed below:

                                                  YEAR ENDED      YEAR ENDED
                 PORTFOLIO                       JUNE 30, 2002   JUNE 30, 2001
----------------------------------------------   -------------   -------------
Harris Bretall Sullivan & Smith Equity Growth      (30.55%)        (37.42%)
BENCHMARK RETURN - S&P 500                         (17.99%)        (14.83%)
Third Avenue Value *                                (3.45%)          35.66%
BENCHMARK RETURN - S&P 500                         (17.99%)        (14.83%)
Gabelli Large Cap Value *                          (34.89%)         (6.58%)
BENCHMARK RETURN - S&P 500                         (17.99%)        (14.83%)
Baron Small Cap *                                   (2.87%)          12.83%
BENCHMARK RETURN - RUSSELL 2000                     (8.45%)           0.68%

* - Performance shown includes that of each Portfolio's previous sub-adviser prior to November 1, 2000.

Included in this Annual Report is detailed information of the investment holdings of each portfolio as of June 30, 2002, as well as other financial information.

The investment disciplines available within the Fund span a broad spectrum, providing you with the choices and flexibility to plan for the long-term. The Fund exists for the sole purpose of helping to provide you with valuable tools for meeting your investment objectives.

If you have any questions or comments, please feel free to contact us at your convenience.

Sincerely,

/s/ Edward J. Haines

Edward J. Haines
President
The Legends Fund, Inc.

                         REPORT OF INDEPENDENT AUDITORS

The Shareholders and Board of Directors
The Legends Fund, Inc.

We have audited the accompanying statements of assets and liabilities of The Legends Fund, Inc. (the Fund) (comprised of the Harris Bretall Sullivan & Smith Equity Growth, Third Avenue Value, Gabelli Large Cap Value and Baron Small Cap Portfolios), including the schedules of investments, as of June 30, 2002, and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned at June 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the Fund at June 30, 2002, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                          /s/ ERNST & YOUNG LLP

Kansas City, Missouri
August 2, 2002

            HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO

                       STATEMENT OF ASSETS AND LIABILITIES

                                  JUNE 30, 2002

ASSETS
   Investments in securities, at value (cost $23,138,151) - See accompanying schedule     $   20,461,910
   Dividends and interest receivable                                                              12,209
   Due from management company                                                                     2,342
   Receivable for capital shares sold                                                              1,023
                                                                                           --------------
     Total assets                                                                             20,477,484

LIABILITIES
   Accrued expenses                                                                               25,798
   Redemptions payable                                                                           142,352
                                                                                           --------------
     Total liabilities                                                                           168,150
                                                                                           --------------

NET ASSETS                                                                                 $  20,309,334
                                                                                           ==============

Net Assets consist of:
   Paid-in capital                                                                         $  28,712,891
   Accumulated net realized loss on investments                                               (5,727,316)
   Net unrealized depreciation on investments                                                 (2,676,241)
                                                                                           --------------

NET ASSETS, for 2,061,840 shares outstanding                                               $  20,309,334
                                                                                           ==============

NET ASSET VALUE, offering and redemption price per share                                   $        9.85
                                                                                           ==============

                             STATEMENT OF OPERATIONS

                            Year Ended June 30, 2002

INVESTMENT INCOME
   Dividends                                                                               $     206,164
   Interest                                                                                       10,249
                                                                                           --------------
     Total investment income                                                                     216,413

EXPENSES
   Investment advisory and management fees                                                       171,282
   Custody and accounting fees                                                                    71,148
   Professional fees                                                                              32,029
   Directors' fees and expenses                                                                   17,651
   Taxes and filing fees                                                                           6,938
   Other expenses                                                                                  9,370
                                                                                           --------------
     Total expenses                                                                              308,418
     Less: expense reimbursement                                                                  (5,908)
                                                                                           --------------
     Total net expenses                                                                          302,510
                                                                                           --------------
Net investment loss                                                                              (86,097)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss on investments                                                           (5,689,731)
   Net unrealized depreciation during the period on investments                               (3,883,419)
                                                                                           --------------
Net realized and unrealized loss on investments                                               (9,573,150)
                                                                                           --------------

Net decrease in net assets resulting from operations                                       $  (9,659,247)
                                                                                           ==============


SEE ACCOMPANYING NOTES.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                             YEAR ENDED JUNE 30,
                                                                           2002            2001
                                                                      -------------   --------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment loss                                                $    (86,097)   $    (201,604)
   Net realized gain (loss) on investments                              (5,689,731)       2,554,047
   Net unrealized depreciation during the period on investments         (3,883,419)     (23,770,625)
                                                                      -------------   --------------
     Net decrease in net assets resulting from operations               (9,659,247)     (21,418,182)

Distributions to shareholders from:
   Net realized gain                                                    (2,554,047)      (9,009,264)
                                                                      -------------   --------------
     Total distributions to shareholders                                (2,554,047)      (9,009,264)

Capital share transactions:
   Proceeds from sales of shares                                          4,229,741       8,211,106
   Proceeds from reinvested distributions                                 2,554,047       9,009,264
   Cost of shares redeemed                                              (6,269,144)     (11,664,416)
                                                                      -------------   --------------
     Net increase in net assets resulting
       from capital share transactions                                      514,644       5,555,954
                                                                      -------------   --------------

Total decrease in net assets                                           (11,698,650)     (24,871,492)

NET ASSETS
Beginning of period                                                      32,007,984      56,879,476
                                                                      -------------   --------------

End of period                                                         $  20,309,334   $  32,007,984
                                                                      =============   ==============

OTHER INFORMATION
Shares:
   Sold                                                                     341,525         381,595
   Issued through reinvestment of distributions                             239,965         353,565
   Redeemed                                                               (529,308)        (606,099)
                                                                      -------------   --------------
     Net increase                                                            52,182         129,061
                                                                      =============   ==============

SEE ACCOMPANYING NOTES.

                              FINANCIAL HIGHLIGHTS

                                                                     YEAR ENDED JUNE 30,
                                                   2002          2001     2000 (b)          1999         1998
                                                ---------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning
   of period                                    $  15.93      $  30.25     $  26.00      $  21.11     $  17.53
Income (loss) from investment operations:
   Net investment loss                             (0.04)        (0.10)       (0.05)        (0.06)        - (a)
   Net realized and unrealized
     gain (loss) on investments                    (4.73)        (9.42)        4.83          7.17         4.90
                                                ---------------------------------------------------------------
   Total from investment operations                (4.77)        (9.52)        4.78          7.11         4.90

Less distributions:
   From net investment income                         -             -            -             -         (0.02)
   From net realized gain                          (1.31)        (4.80)       (0.53)        (2.22)       (1.30)
                                                ---------------------------------------------------------------
   Total distributions                             (1.31)        (4.80)       (0.53)        (2.22)       (1.32)
                                                ---------------------------------------------------------------

Net asset value, end of period                   $  9.85      $  15.93     $  30.25      $  26.00     $  21.11
                                                ===============================================================
TOTAL RETURN                                     (30.55%)      (37.42%)       18.89%        35.19%       29.11%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
   (in thousands)                              $  20,309     $  32,008    $  56,879     $  55,428    $  37,662
Ratio of expenses to average
   net assets                                       1.15%         1.07%        1.01%         0.96%        0.95%
Ratio of expenses to average net
   asset before voluntary
   expense reimbursement                            1.17%         1.07%        1.01%         0.96%        0.95%
Ratio of net investment loss
   to average net assets                          (0.33%)       (0.45%)      (0.39%)       (0.29%)       (0.01%)
Ratio of net investment loss
   to average net assets before
   voluntary expense reimbursement                (0.35%)       (0.45%)      (0.39%)       (0.29%)      (0.01%)
Portfolio turnover rate                              31%            47%          40%           27%          57%

(a) Less than $0.01 per share.
(b) Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as investment advisor for the Fund.

 SEE ACCOMPANYING NOTES.

                             SCHEDULE OF INVESTMENTS

                                  JUNE 30, 2002

                                                         NUMBER OF
                                                          SHARES        VALUE
                                                        -----------  ------------
COMMON STOCKS (99.3%)
BASIC CHEMICAL, PLASTICS & SYNTHETICS (12.9%)
        Genentech, Inc.                                   16,700     $   559,450
        Pfizer, Inc.                                      29,000       1,015,000
        Pharmacia Corporation                             14,000         524,300
        Wyeth                                             10,000         512,000
                                                                     ------------
                                                                       2,610,750

BUSINESS SERVICES (11.4%)
        Automatic Data Processing, Inc.                   10,000         435,500
        Electronic Arts, Inc.                              9,000         594,450
        Microsoft Corporation                             19,000       1,039,300
        Siebel Systems, Inc.                              16,800         238,896
                                                                     ------------
                                                                       2,308,146

COMMUNICATIONS (3.9%)
        AOL Time Warner, Inc. (a)                         23,000         338,330
        Viacom, Inc.                                      10,000         443,700
                                                                     ------------
                                                                         782,030

DEPOSITORY INSTITUTIONS (5.5%)
        Citigroup, Inc.                                   16,333         632,904
        State Street Corporation                          11,000         491,700
                                                                     ------------
                                                                       1,124,604

ELECTRICAL & ELECTRONIC MACHINERY (15.1%)
        Broadcom Corporation                              19,100         335,014
        Emerson Electric Company                           9,700         519,047
        General Electric Company                          32,900         955,745
        Intel Corporation                                 45,700         834,939
        Texas Instruments, Inc.                           17,300         410,010
                                                                     ------------
                                                                       3,054,755

FABRICATED METAL PRODUCTS (2.5%)
        Illinois Tool Works, Inc.                          7,500         512,250

FOOD & KINDRED PRODUCTS (2.1%)
        PepsiCo, Inc.                                      9,000         433,800

GENERAL MERCHANDISE STORES (2.7%)
        Wal-Mart Stores, Inc.                             10,000         550,100

INDUSTRIAL MACHINERY & EQUIPMENT (12.1%)
        Applied Materials, Inc.                           26,500         504,030
        Cisco System, Inc. (a)                            66,400         926,280
        Dell Computer Corporation                         13,000         339,820
        E M C Corporation                                 33,500         252,925
        Novellus Systems, Inc.                            12,700         431,800
                                                                     ------------
                                                                       2,454,855

INSTRUMENTS & RELATED PRODUCTS (2.1%)
        Medtronic, Inc.                                   10,000         428,500

INSURANCE AGENTS BROKERS & SERVICES (2.9%)
        Marsh & McLennan Companies, Inc.                   6,000         579,600

INSURANCE CARRIERS (2.7%)
        American International Group, Inc.                 8,000      $  545,840

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING (2.6%)
        United Parcel Services, Inc.                       8,500         524,875

PETROLEUM & COAL PRODUCTS (2.5%)
        Exxon Mobil Corporation                           12,200         499,224

RETAIL - BUILDING MATERIALS HARDWARE (2.6%)
        The Home Depot, Inc.                              14,500         532,585

RETAIL - DRUG STORES (2.9%)
        Walgreen Company                                  15,000         579,450

RETAIL - FOOD STORES (2.4%)
        Starbucks Corporation                             20,000         497,000

RETAIL - MISCELLANEOUS (2.6%)
        Costco Wholesale, Inc. (a)                        13,800         532,956

SECURITY & COMMODITY BROKERS (3.1%)
        Goldman Sachs Group, Inc.                          8,700         638,145

SERVICES - ENGINEERING (2.4%)
        3M Company                                         4,000         492,000

WHOLESALE TRADE - DURABLE GOODS (2.3%)
        Johnson & Johnson                                  9,000         470,340
                                                                     ------------

TOTAL COMMON STOCKS (COST $22,828,046)                                20,151,805

                                                         PRINCIPAL
                                                          AMOUNT
                                                        -----------
SHORT-TERM SECURITIES (1.5%)
REPURCHASE AGREEMENT (1.5%)
        State Street Bank, 0.65%, due 07/01/2002
        (Collateralized by U.S. Treasury Bill, 6.63%,
        due 2/15/2027, value $321,378)                  $310,105         310,105
                                                                     ------------

TOTAL SHORT-TERM SECURITIES (COST $310,105)                              310,105
                                                                     ------------

TOTAL INVESTMENTS (100.8%) (COST $23,138,151)                         20,461,910

TOTAL OTHER ASSETS, LESS LIABILITIES ((0.8%))                           (152,576)
                                                                     ------------

TOTAL NET ASSETS (100.0%)                                            $20,309,334
                                                                     ============

OTHER INFORMATION:
   Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended June 30, 2002, aggregated $7,867,154 and $9,256,024, respectively. At June 30, 2002, net unrealized depreciation for tax purposes aggregated $2,676,241, of which $3,208,920 related to appreciated investments and $5,885,161 related to depreciated investments. The aggregate cost of securities was the same for federal income tax and financial statement purposes.

(a) Non-income producing.

  SEE ACCOMPANYING NOTES.

                         THIRD AVENUE VALUE PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES

                                 JUNE 30, 2002

ASSETS
   Investments in securities, at value (cost $42,355,731) - See accompanying schedule        $  42,289,597
   Repurchase agreements                                                                         6,370,818
   Foreign currency (cost $136,580)                                                                141,639
   Dividends and interest receivable                                                                49,881
   Receivable for capital shares sold                                                               70,950
   Due from management company                                                                       8,081
                                                                                              -------------
     Total assets                                                                               48,930,966

LIABILITIES
   Payable for investments purchased                                                               642,442
   Accrued expenses                                                                                 67,872
                                                                                              -------------
     Total liabilities                                                                             710,314
                                                                                              -------------

NET ASSETS                                                                                    $ 48,220,652
                                                                                              =============
Net Assets consist of:
   Paid-in capital                                                                            $ 47,548,344
   Undistributed net investment income                                                             103,424
   Accumulated net realized gain on investments                                                    629,959
   Net unrealized depreciation on investments and foreign currency                                 (61,075)
                                                                                              -------------

NET ASSETS,for 2,999,065 shares outstanding                                                   $ 48,220,652
                                                                                              =============

NET ASSET VALUE, offering and redemption price per share                                      $      16.08
                                                                                              =============

                            STATEMENT OF OPERATIONS

                            YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME
   Dividends (net of foreign tax withheld of $23,529)                                           $  473,988
   Interest                                                                                         83,956
   Other income                                                                                     10,031
                                                                                              -------------
     Total investment income                                                                       567,975

EXPENSES
   Investment advisory and management fees                                                         281,854
   Custody and accounting fees                                                                     117,078
   Professional fees                                                                                32,587
   Directors' fees and expenses                                                                     17,651
   Taxes and filing fees                                                                            11,219
   Other expenses                                                                                    9,368
                                                                                              -------------
     Total expenses                                                                                469,757
                                                                                              -------------
Net investment income                                                                               98,218

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
     Investments                                                                                 2,632,036
     Foreign currency transactions                                                                  (4,531)
                                                                                              -------------
       Net realized gain                                                                         2,627,505

   Net unrealized appreciation (depreciation) during the period on:
     Investments                                                                                (4,233,330)
     Translation of assets and liabilities in foreign currency                                       5,059
                                                                                              -------------
       Net unrealized depreciation                                                              (4,228,271)
                                                                                              -------------
Net realized and unrealized loss on investments and foreign currency                            (1,600,766)
                                                                                              -------------

Net decrease in net assets resulting from operations                                         $  (1,502,548)
                                                                                              =============

SEE ACCOMPANYING NOTES.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                          YEAR ENDED JUNE 30,
                                                                        2002              2001
                                                                   -------------     --------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income                                           $      98,218     $     283,771
   Net realized gain (loss) on
       investments and foreign currency transactions                   2,627,505          (858,057)
   Net unrealized appreciation (depreciation) during the period
       on investments and foreign currency transactions               (4,228,271)        7,765,101
                                                                   -------------     --------------
     Net increase (decrease) in net assets
       resulting from operations                                      (1,502,548)        7,190,815

Distributions to shareholders from:
   Net investment income                                                (283,204)         (575,556)
   Net realized gain                                                           -        (1,768,520)
                                                                   -------------     --------------
     Total distributions to shareholders                                (283,204)       (2,344,076)

Capital share transactions:
   Proceeds from sales of shares                                      27,505,313        13,924,632
   Proceeds from reinvested distributions                                283,204         2,344,076
   Cost of shares redeemed                                           (12,847,707)       (7,043,742)
                                                                   -------------     --------------
     Net increase in net assets resulting
       from capital share transactions                                14,940,810         9,224,966
                                                                   -------------     --------------

Total increase in net assets                                          13,155,058        14,071,705

NET ASSETS
Beginning of period                                                   35,065,594        20,993,889
                                                                   -------------     --------------

End of period (including undistributed net investment income
   of $103,424 and $283,771, respectively)                         $  48,220,652     $  35,065,594
                                                                   =============     ===============
OTHER INFORMATION
Shares:
   Sold                                                                1,677,834           889,289
   Issued through reinvestment of distributions                           18,965           183,379
   Redeemed                                                             (785,692)         (487,635)
                                                                   -------------     --------------
     Net increase                                                        911,107           585,033
                                                                   =============     ===============

SEE ACCOMPANYING NOTES.

                              FINANCIAL HIGHLIGHTS

                                                                    YEAR ENDED JUNE 30,
                                               2002         2001 (a)       2000 (b)      1999         1998
                                            ------------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning
   of period                                $  16.79       $  13.97       $  22.06      $  21.02     $  20.63
Income (loss) from investment operations:
   Net investment income                        0.02           0.15           0.39          0.33         0.26
   Net realized and unrealized
     gain (loss) on investments                (0.61)          4.31          (5.12)         3.22         4.08
                                            ------------------------------------------------------------------
   Total from investment operations            (0.59)          4.46          (4.73)         3.55         4.34

Less distributions:
   From net investment income                  (0.12)         (0.40)         (0.33)        (0.28)       (0.26)
   From net realized gain                       -             (1.24)         (3.03)        (2.23)       (3.69)
                                            ------------------------------------------------------------------
   Total distributions                         (0.12)         (1.64)         (3.36)        (2.51)       (3.95)
                                            ------------------------------------------------------------------

Net asset value, end of period              $  16.08      $   16.79      $   13.97     $   22.06    $   21.02
                                            ==================================================================
TOTAL RETURN                                  (3.45%)         35.66%       (23.88%)        18.09%       23.36%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
   (in thousands)                           $ 48,221      $  35,066      $  20,994     $  50,169    $  46,436
Ratio of expenses to average
   net assets                                   1.08%          1.15%          1.08%         0.96%        0.94%
Ratio of expenses to average net
   asset before voluntary
   expense reimbursement                        1.08%          1.21%          1.08%         0.96%        0.94%
Ratio of net investment income
   to average net assets                        0.23%          1.15%          1.80%         1.56%        1.58%
Ratio of net investment income
   to average net assets before
   voluntary expense reimbursement              0.23%          1.09%          1.80%         1.56%        1.58%
Portfolio turnover rate                           23%           128%            42%           50%          57%

(a) Effective November 1, 2000, EQSF Advisers, Inc. replaced Scudder Kemper Investments, Inc. as sub-adviser for the Portfolio.

(b) Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as investment advisor for the Fund.

SEE ACCOMPANYING NOTES.

                             SCHEDULE OF INVESTMENTS

                                JUNE 30, 2002

                                                         NUMBER OF
                                                          SHARES        VALUE
                                                        -----------  ------------
COMMON STOCKS (81.5%)
ELECTRICAL & ELECTRONIC MACHINERY (14.2%)
  American Power Conversion Corporation                     107,800  $  1,361,514
  AVX Corporation                                            85,000     1,388,050
  Bel Fuse, Inc.                                             10,000       270,500
  Ciena Corporation                                         112,500       471,375
  FSI International, Inc.                                   100,000       747,000
  Kemet Corporation                                          99,300     1,773,498
  Tellabs, Inc.                                              95,000       589,000
  TriQuint Semiconductor, Inc. (a)                           37,300       239,093
                                                                     ------------
                                                                        6,840,030

HOLDING & OTHER INVESTMENT OFFICES (15.0%)
  Brascan Corporation                                        81,800     1,879,764
  Capital Southwest Corporation                               9,500       646,000
  Hutchison Whampoa Limited                                 280,000     2,091,039
  Investor AB                                               167,500     1,511,320
  Koger Equity, Inc.                                         40,000       772,000
  Prime Group Realty Trust                                   20,000       130,200
  ProLogis                                                    5,753       149,578
                                                                     ------------
                                                                        7,179,901

INDUSTRIAL MACHINERY & EQUIPMENT (10.7%)
  Applied Materials, Inc.                                    10,000       190,200
  Comverse Technology, Inc.                                  75,300       697,278
  Credence Systems Corporation                              105,900     1,881,843
  CyberOptics Corporation                                    15,000       143,850
  Electro Scientific Industry, Inc.                          57,800     1,404,540
  Electroglas, Inc.                                          85,000       850,000
                                                                     ------------
                                                                        5,167,711

INSURANCE CARRIERS (18.5%)
  AIOI Insurance Company Limited                            189,000       421,076
  Arch Capital Group Limited (a)                             50,000     1,407,500
  First American Corporation                                 10,000       230,000
  Millea Holdings, Inc. (a)                                  54,500     2,220,875
  Mony Group, Inc.                                           53,200     1,809,332
  Phoenix Companies Inc.                                     60,000     1,101,000
  Radian Group, Inc.                                         33,000     1,612,050
  Trenwick Group Limited                                     18,500       138,750
                                                                     ------------
                                                                        8,940,583

OIL & GAS EXTRACTION (1.8%)
  Nabors Industries, Inc. (a)                                25,000       882,500

RAILROAD TRANSPORTATION (0.8%)
  CSX Corporation                                            10,600       371,530

REAL ESTATE (7.2%)
  Catellus Development Corporation                           48,300   $   986,286
  Forest City Enterprises, Inc.                              42,000     1,459,500
  The St. Joe Company                                        34,700     1,041,694
                                                                     ------------
                                                                        3,487,480

RETAIL-AUTOMOTIVE DEALERS & GAS STATIONS (3.7%)
  Toyota Industries                                         110,000     1,800,580

SECURITY & COMMODITY BROKERS (7.0%)
  Instinet Group, Inc.                                      134,500       876,940
  Legg Mason, Inc.                                           37,500     1,850,250
  Southwest Securities Group, Inc.                           33,100       649,422
                                                                     ------------
                                                                        3,376,612

TRANSPORTATION EQUIPMENT (2.6%)
  Trinity Industries, Inc.                                   61,000     1,263,920
                                                                     ------------

TOTAL COMMON STOCKS (COST $39,743,878)                                 39,310,847

                                                         PRINCIPAL
                                                          AMOUNT
                                                        -----------
CORPORATE BONDS (6.2%)
COMMUNICATIONS (0.5%)
  Worldcom, Inc., 6.95%
  due 08/15/2028                                        $ 1,500,000       232,500

STONE CLAY & GLASS PRODUCT (5.7%)
  USG Corporation, Senior Notes, Series B,
  9.25%, due 09/15/2001                                   1,250,000     1,056,250
  USG Corporation, Senior Notes,
  8.50%, due 08/01/2005                                   2,000,000     1,690,000
                                                                     ------------
                                                                        2,746,250
                                                                     ------------

TOTAL CORPORATE BONDS (COST $2,611,853)                                 2,978,750

SHORT-TERM SECURITIES (13.2%)
REPURCHASE AGREEMENT (13.2%)
  State Street Bank, 0.65%, due 07/01/2002
  (Collateralized by U.S. Treasury Note, 4.63%,
  due 02/28/2003, value $6,503,050)                        6,370,818    6,370,818
                                                                     ------------

TOTAL SHORT-TERM SECURITIES (COST $6,370,818)                           6,370,818
                                                                     ------------

TOTAL INVESTMENTS (100.9%) (COST $48,726,549)                          48,660,415

TOTAL OTHER ASSETS, LESS LIABILITIES ((0.9%))                            (439,763)
                                                                     ------------

TOTAL NET ASSETS (100.0%)                                            $ 48,220,652
                                                                     ============

OTHER INFORMATION:
    Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended June 30, 2002, aggregated $20,968,712 and $9,270,002, respectively. At June 30, 2002, net unrealized depreciation for tax purposes aggregated $66,134, of which $3,675,195 related to appreciated investments and $3,741,329 related to depreciated investments. The aggregate cost of securities was $48,726,549 for tax purposes.

(a) Non-income producing.

SEE ACCOMPANYING NOTES.

                    GABELLI LARGE CAP VALUE PORTFOLIO

                   STATEMENT OF ASSETS AND LIABILITIES

                                 JUNE 30, 2002

ASSETS
   Investments in securities, at value (cost $16,510,356) - See accompanying schedule   $  11,429,755
   Receivable for investments sold                                                             79,708
   Receivable for capital shares sold                                                           5,018
   Dividends and interest receivable                                                           16,763
   Due from management company                                                                 23,602
                                                                                        --------------
     Total assets                                                                          11,554,846

LIABILITIES
   Payable for investments purchased                                                           39,807
   Accrued expenses                                                                            (5,974)
   Redemptions payable                                                                          3,922
                                                                                        --------------
     Total liabilities                                                                         37,755
                                                                                        --------------

NET ASSETS                                                                              $  11,517,091
                                                                                        ==============
Net Assets consist of:
   Paid-in capital                                                                      $  18,821,934
   Undistributed net investment income                                                          6,802
   Accumulated net realized loss on investments                                            (2,231,044)
   Net unrealized depreciation on investments                                              (5,080,601)
                                                                                        --------------

NET ASSETS,for 2,161,735 shares outstanding                                             $  11,517,091
                                                                                        ==============

NET ASSET VALUE, offering and redemption price per share                                $        5.33
                                                                                        ==============

                            STATEMENT OF OPERATIONS

                           YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME
   Dividends                                                                            $     177,729
   Interest                                                                                    27,721
                                                                                        --------------
     Total investment income                                                                  205,450

EXPENSES
   Investment advisory and management fees                                                    127,703
   Custody and accounting fees                                                                 38,311
   Professional fees                                                                           31,251
   Directors' fees and expenses                                                                17,651
   Taxes and filing fees                                                                        6,938
   Other expenses                                                                               9,369
                                                                                        --------------
     Total expenses                                                                           231,223
     Less:  expense reimbursement                                                             (32,575)
                                                                                        --------------
     Total net expenses                                                                       198,648
                                                                                        --------------
Net investment income                                                                           6,802

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
     Net realized loss on investments                                                      (2,159,273)
     Net unrealized depreciation during the period on investments                          (3,921,180)
                                                                                        --------------
Net realized and unrealized loss                                                           (6,080,453)
                                                                                        --------------

Net decrease in net assets resulting from operations                                    $  (6,073,651)
                                                                                        ==============

SEE ACCOMPANYING NOTES.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                         YEAR ENDED JUNE 30,
                                                                       2002              2001
                                                                   -------------    --------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income                                           $      6,802     $      46,636
   Net realized gain (loss) on investments                           (2,159,273)          523,764
   Net unrealized depreciation during the period on investments      (3,921,180)       (1,543,505)
                                                                   -------------    --------------
     Net decrease in net assets resulting from operations            (6,073,651)         (973,105)

Distributions to shareholders from:
   Net investment income                                                (46,636)         (342,115)
   Net realized gain                                                   (397,057)       (1,387,958)
                                                                   -------------    --------------
     Total distributions to shareholders                               (443,693)       (1,730,073)

Capital share transactions:
   Proceeds from sales of shares                                     10,330,942         8,425,353
   Proceeds from reinvested distributions                               443,693         1,730,073
   Cost of shares redeemed                                           (8,756,746)       (5,711,313)
                                                                   -------------    --------------
     Net increase in net assets resulting
       from capital share transactions                                2,017,889         4,444,113
                                                                   -------------    --------------

Total increase (decrease) in net assets                              (4,499,455)        1,740,935

NET ASSETS
Beginning of period                                                  16,016,546        14,275,611
                                                                   -------------    --------------

End of period (including undistributed net investment
   income of $6,802 and $46,636, respectively)                     $ 11,517,091     $  16,016,546
                                                                   =============    ==============

OTHER INFORMATION
Shares:
   Sold                                                               1,478,456           944,310
   Issued through reinvestment of distributions                          65,537           183,727
   Redeemed                                                          (1,274,758)         (595,920)
                                                                   -------------    --------------
     Net increase                                                       269,235           532,117
                                                                   =============    ==============

SEE ACCOMPANYING NOTES.

                              FINANCIAL HIGHLIGHTS

                                                                     YEAR ENDED JUNE 30,
                                                   2002       2001 (a)     2000 (b)        1999         1998
                                                ---------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning
   of period                                     $  8.46      $ 10.49      $ 13.99       $ 17.56      $ 14.63
Income (loss) from investment operations:
   Net investment income                            0.02         0.06         0.28          0.21         0.14
   Net realized and unrealized
     gain (loss) on investments                    (2.92)       (0.61)       (0.49)        (1.04)        2.97
                                                ---------------------------------------------------------------
   Total from investment operations                (2.90)       (0.55)       (0.21)        (0.83)        3.11

Less distributions:
   From net investment income                      (0.02)       (0.29)       (0.21)        (0.16)       (0.18)
   From net realized gain                          (0.21)       (1.19)       (3.08)        (2.58)        -
                                                ---------------------------------------------------------------
   Total distributions                             (0.23)       (1.48)       (3.29)        (2.74)       (0.18)
                                                ---------------------------------------------------------------

Net asset value, end of period                   $  5.33      $  8.46      $ 10.49       $ 13.99      $ 17.56
                                                ===============================================================
TOTAL RETURN                                     (34.89%)      (6.58%)      (0.52%)       (3.73%)       21.38%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
   (in thousands)                                $11,517      $16,017      $14,276       $31,010      $47,450
Ratio of expenses to average
   net assets                                       1.40%        1.40%        1.41%         1.23%        1.18%
Ratio of expenses to average net
   assets before voluntary
   expense reimbursement                            1.63%        1.66%        1.41%         1.23%        1.18%
Ratio of net investment income
   to average net assets                            0.05%        0.35%        1.73%         1.13%        0.80%
Ratio of net investment income (loss)
   to average net assets before
   voluntary expense reimbursement                (0.18%)        0.09%        1.73%         1.13%        0.80%
Portfolio turnover rate                               61%         139%         207%          109%          65%

(a) Effective November 1, 2000, Gabelli Asset Management Company replaced Zweig/Glaser Advisers, LLC as sub-adviser for the Portfolio.
(b) Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as investment advisor for the Fund.

 SEE ACCOMPANYING NOTES.

                            SCHEDULE OF INVESTMENTS

                                 JUNE 30, 2002

                                                         NUMBER OF
                                                          SHARES         VALUE
                                                        -----------  -------------
COMMON STOCKS (89.1%)

AIRCRAFT PARTS & EQUIPMENT (3.4%)
  Honeywell International, Inc.                             11,000    $   387,530

BASIC CHEMICAL, PLASTICS & SYNTHETICS (9.8%)
  Allergan, Inc.                                             2,400        160,200
  Bristol-Myers Squibb Company                               6,700        172,190
  Merck & Company, Inc.                                      2,500        126,600
  Schering-Plough Corporation                                8,500        209,100
  Wyeth                                                      9,000        460,800
                                                                     -------------
                                                                        1,128,890

BUSINESS SERVICES (6.7%)
  Cendant Corporation                                       48,500        770,180

COMMUNICATIONS (13.0%)
  Alltel Corporation                                         1,900         89,300
  AOL Time Warner, Inc. (a)                                 12,100        177,991
  AT&T Corporation                                           8,000         85,600
  AT&T Wireless Group (a)                                   24,800        145,080
  Cablevision NY Group (a)                                   5,000         47,300
  Comcast Corporation                                        2,200         52,448
  Nextel Communications, Inc. (a)                           52,000        166,920
  Qwest Communications International, Inc.                  34,312         96,074
  SBC Communications, Inc.                                   3,400        103,700
  Sprint Corporation                                        29,000        307,690
  Verizon Communications                                     5,700        228,855
                                                                     -------------
                                                                        1,500,958

EATING & DRINKING PLACES (3.7%)
  McDonalds Corporation                                     15,000        426,750

ELECTRIC GAS & SANITARY SERVICES (10.2%)
  Calpine Corporation                                       26,500        186,295
  El Paso Corporation                                       24,000        494,640
  EOG Resources, Inc.                                        7,100        281,870
  Kinder Morgan, Inc.                                        3,000        114,060
  Williams Companies, Inc.                                  16,000         95,840
                                                                     -------------
                                                                        1,172,705

ELECTRICAL & ELECTRONIC MACHINERY (5.4%)
  Agere Systems, Inc. (a)                                   58,235         81,529
  Agere Systems, Inc. (Cl. B) (a)                           32,779         49,169
  Lucent Technologies, Inc.                                143,900        238,874
  Motorola, Inc.                                            17,400        250,908
                                                                     -------------
                                                                          620,480

ENGINEERING, LAB & RESEARCH EQUIPMENT (0.9%)
  Raytheon Company                                           2,600        105,950

HOLDING & OTHER INVESTMENT OFFICES (2.9%)
  JP Morgan Chase & Company                                  6,100        206,912
  Mellon Financial Corporation                               4,200        132,006
                                                                     -------------
                                                                          338,918

INDUSTRIAL MACHINERY & EQUIPMENT (10.2%)
  Baker Hughes, Inc.                                        12,900        429,441
  Deere & Company                                            3,000        143,700
  E M C Corporation                                          4,000         30,200
  Hewlett-Packard Company                                   37,380        571,166
                                                                     -------------
                                                                        1,174,507

MISC. MANUFACTURING INDUSTRIES (3.4%)
  Mattel, Inc.                                              12,000     $  252,960
  Tyco International Ltd.                                   10,000        135,100
                                                                     -------------
                                                                          388,060

MOTION PICTURES (3.5%)
  Walt Disney Company                                       21,500        406,350

NATIONAL COMMERCIAL BANK (1.2%)
  FleetBoston Financial Corporation                          4,200        135,870

PAPER & ALLIED PRODUCTS (3.1%)
  International Paper Company                                8,200        357,356

PETROLEUM & COAL PRODUCTS (1.9%)
  Conoco, Inc.                                               8,000        222,400

SECURITY & COMMODITY BROKERS (3.2%)
  Charles Schwab & Company                                  11,600        129,920
  Lehman Brothers Holdings, Inc.                             3,900        243,828
                                                                     -------------
                                                                          373,748

SERVICES-AUTO REPAIR GARAGES (2.5%)
  Ryder Systems, Inc.                                       10,500        284,445

TOBACCO MANUFACTURERS OR CIGARETTES (2.5%)
  Philip Morris Companies, Inc.                              6,500        283,920

TRANSPORTATION EQUIPMENT (1.6%)
  Rockwell Automation, Inc.                                  9,000        179,820
                                                                     -------------

TOTAL COMMON STOCKS (COST $15,339,438 )                                10,258,837

                                                        PRINCIPAL
                                                         AMOUNT
                                                       -----------
SHORT-TERM SECURITIES (10.1%)
U.S. GOVERNMENT OBLIGATIONS (8.4%)
  U.S. Treasury Bills, 1.64%, due 07/18/2002            $  325,000        324,748
  U.S. Treasury Bills, 1.66%, due 07/25/2002               300,000        299,669
  U.S. Treasury Bills, 1.68%, due 07/25/2002               347,000        346,611
                                                                     -------------
                                                                          971,028

REPURCHASE AGREEMENT (1.7%)
  State Street Bank, 0.65%, due 07/01/2002
  (Collateralized by U.S. Treasury Bill, 7.25%,
  due 05/15/2016, value $207,853)                          199,890        199,890
                                                                     -------------

TOTAL SHORT-TERM SECURITIES (COST $1,170,918)                           1,170,918
                                                                     -------------

TOTAL INVESTMENTS (99.2%) (COST $16,510,356)                           11,429,755

TOTAL OTHER ASSETS, LESS LIABILITIES (0.8%)                                87,336
                                                                     -------------

TOTAL NET ASSETS (100.0%)                                             $11,517,091
                                                                    ==============

OTHER INFORMATION:
    Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended June 30, 2002, aggregated $7,891,973 and $6,867,106, respectively. At June 30, 2002, net unrealized depreciation for tax purposes aggregated $5,475,874, of which $340,659 related to appreciated investments and $5,816,533 related to depreciated investments. The aggregate cost of securities was $16,905,629 for tax purposes.

(a) Non-income producing.

 SEE ACCOMPANYING NOTES.

                             BARON SMALL CAP PORTFOLIO

                         STATEMENT OF ASSETS AND LIABILITIES

                                   JUNE 30, 2002

ASSETS
   Investments in securities, at value (cost $10,321,128) - See accompanying schedule    $  11,825,737
   Receivable for investment securities sold                                                   131,323
   Dividends and interest receivable                                                               336
   Receivable for capital shares sold                                                           50,932
   Due from management company                                                                   2,802
                                                                                         --------------
     Total assets                                                                           12,011,130

LIABILITIES
   Payable for investments purchased                                                            19,366
   Accrued expenses                                                                             10,644
   Redemptions payable                                                                           3,231
                                                                                         --------------
     Total liabilities                                                                          33,241
                                                                                         --------------

NET ASSETS                                                                               $  11,977,889
                                                                                         ==============
Net Assets consist of:
   Paid-in capital                                                                       $  11,045,568
   Accumulated net realized loss on investments                                               (572,288)
   Net unrealized appreciation on investments                                                1,504,609
                                                                                         --------------

NET ASSETS, for 956,262 shares outstanding                                               $  11,977,889
                                                                                         ==============

NET ASSET VALUE, offering and redemption price per share                                 $       12.53
                                                                                         ==============

                              STATEMENT OF OPERATIONS

                             YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME
   Interest                                                                              $      10,690
   Dividends                                                                                     9,329
                                                                                         --------------
     Total investment income                                                                    20,019

EXPENSES
   Investment advisory and management fees                                                      94,655
   Custody and accounting fees                                                                  49,673
   Professional fees                                                                            30,956
   Directors' fees and expenses                                                                 17,651
   Taxes and filing fees                                                                         7,071
   Other expenses                                                                                9,369
                                                                                         --------------
     Total expenses                                                                            209,375
     Less:  expense reimbursement                                                              (69,514)
                                                                                         --------------
     Total net expenses                                                                        139,861
                                                                                         --------------
Net investment loss                                                                           (119,842)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss on investments                                                           (443,543)
   Net unrealized appreciation during the period on investments                                653,901
                                                                                         --------------
Net realized and unrealized gain                                                               210,358
                                                                                         --------------

Net increase in net assets resulting from operations                                     $      90,516
                                                                                         ==============

SEE ACCOMPANYING NOTES.

                         STATEMENTS OF CHANGES IN NET ASSETS

                                                                         YEAR ENDED JUNE 30,
                                                                       2002             2001
                                                                   ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment loss                                             $  (119,842)     $   (18,473)
   Net realized gain (loss) on investments                            (443,543)          49,826
   Net unrealized appreciation during
     the period on investments                                         653,901          656,193
                                                                   ------------     ------------
     Net increase in net assets resulting from operations               90,516          687,546

Distributions to shareholders from:
   Net investment income                                                     -         (107,049)
                                                                   ------------     ------------
     Total distributions to shareholders                                     -         (107,049)

Capital share transactions:
   Proceeds from sales of shares                                    13,276,208        1,420,667
   Proceeds from reinvested distributions                                    -          107,049
   Cost of shares redeemed                                          (8,086,777)      (1,327,003)
                                                                   ------------     ------------
     Net increase in net assets resulting
       from capital share transactions                               5,189,431          200,713
                                                                   ------------     ------------

Total increase in net assets                                         5,279,947          781,210

NET ASSETS
Beginning of period                                                  6,697,942        5,916,732
                                                                   ------------     ------------

End of period                                                      $11,977,889      $ 6,697,942
                                                                   ============     ============
OTHER INFORMATION
Shares:
   Sold                                                              1,094,751          118,014
   Issued through reinvestment of distributions                              -            9,022
   Redeemed                                                           (657,896)        (115,853)
                                                                   ------------     ------------
     Net increase                                                      436,855           11,183
                                                                   ============     ============

SEE ACCOMPANYING NOTES.

                                           FINANCIAL HIGHLIGHTS

                                                                     YEAR ENDED JUNE 30,
                                                   2002       2001 (a)     2000 (b)        1999         1998
                                                ---------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning
   of period                                    $  12.90      $  11.64     $  12.17      $  17.58     $  14.85
Income (loss) from investment operations:
   Net investment income (loss)                    (0.13)        (0.03)        0.21          0.10         0.04
   Net realized and unrealized
     gain (loss) on investments                    (0.24)         1.51        (0.64)        (1.80)        3.48
                                                ---------------------------------------------------------------
   Total from investment operations                (0.37)         1.48        (0.43)        (1.70)        3.52

Less distributions:
   From net investment income                       -            (0.22)       (0.10)        (0.04)       (0.14)
   From net realized gain                           -             -            -            (3.67)       (0.65)
                                                ---------------------------------------------------------------
   Total distributions                              -            (0.22)       (0.10)        (3.71)       (0.79)
                                                ---------------------------------------------------------------

Net asset value, end of period                  $  12.53      $  12.90     $  11.64      $  12.17     $  17.58
                                                ===============================================================
TOTAL RETURN                                      (2.87%)        12.83%      (3.52%)       (9.24%)       23.72%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
   (in thousands)                               $ 11,978      $  6,698     $  5,917      $ 10,994     $ 14,688
Ratio of expenses to average
   net assets                                       1.55%         1.55%        1.55%         1.54%        1.52%
Ratio of expenses to average net
   asset before voluntary
   expense reimbursement                            2.32%         3.10%        2.25%         1.64%        1.56%
Ratio of net investment income (loss)
   to average net assets                          (1.33%)       (0.33%)        1.33%         0.71%        0.26%
Ratio of net investment income (loss)
   to average net assets before
   voluntary expense reimbursement                (2.10%)       (1.88%)        0.63%         0.61%        0.22%
Portfolio turnover rate                              91%          221%         224%           76%         113%

(a) Effective November 1, 2000, BAMCO, Inc. replaced Zweig/Glaser Advisers, LLC as sub-adviser for the Portfolio.
(b) Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as investment advisor for the Fund.

 SEE ACCOMPANYING NOTES.

                             SCHEDULE OF INVESTMENTS

                                 JUNE 30, 2002

                                                         NUMBER OF
                                                          SHARES         VALUE
                                                        -----------  ------------
COMMON STOCKS (94.1%)
AMUSEMENT & RECREATION (1.4%)
  Intrawest Corporation                                     10,000    $  169,800

BASIC CHEMICAL, PLASTICS & SYNTHETICS (1.6%)
  Charles River Laboratories International                   5,500       192,775

BUSINESS SERVICES (6.1%)
  Catalina Marketing Corporation                             8,000       225,760
  Fair Isaac & Company, Inc.                                 4,500       147,915
  Getty Images, Inc.                                         2,500        54,425
  Heidrick & Struggles International, Inc.                   5,000        99,850
  Jeffries Group, Inc.                                       3,000       126,300
  Smartforce Public Limited Company (a)                      1,800         6,120
  Sotheby's Holdings, Inc.                                   5,000        71,250
                                                                    -------------
                                                                         731,620

CARE FACILITIES (1.9%)
  Manor Care, Inc.                                          10,000       230,000

COMMUNICATION SERVICES (2.8%)
  Arbitron Inc. (a)                                          6,000       187,200
  Radio One, Inc. (a)                                        5,000        74,350
  Radio One, Inc. (Cl. D) (a)                                5,000        74,350
                                                                    -------------
                                                                         335,900

DATA PROCESSING & PREPARATION (1.0%)
  Kronos, Inc.                                               4,000       121,956

FOOD PRODUCTS (4.2%)
  California Pizza Kitchen, Inc. (a)                        10,000       248,000
  Krispy Kreme Doughnuts, Inc.                               8,000       257,520
                                                                    -------------
                                                                         505,520

FURNITURE & FIXTURES (1.7%)
  Ethan Allen Interiors, Inc.                                6,000       209,100

GENERAL MERCHANDISE STORES (3.0%)
  Dollar Tree Stores, Inc.                                   9,000       354,690

GLASS CONTAINERS (1.3%)
  Libbey, Inc.                                               4,500       153,450

GROCERIES GENERAL LINE (1.3%)
  Smart & Final, Inc.                                       20,000       156,000

HOTELS & OTHER LODGING PLACES (12.7%)
  Choice Hotels, Inc.                                       14,500       290,145
  Extended Stay America, Inc. (a)                           20,000       324,400
  Four Seasons Hotels, Inc.                                  4,300       201,670
  PRG-Shultz International Inc. (a)                         11,000       135,410
  Sun International Hotels Limited (a)                      15,500       384,090
  Vail Resorts, Inc. (a)                                    10,500       179,550
                                                                    -------------
                                                                       1,515,265

INFORMATION RETRIEVAL SERVICES (4.6%)
  Choicepoint, Inc.                                         12,000    $  545,640

INORGANIC CHEMICALS (2.8%)
  OM Group, Inc.                                             5,500       341,000

INSTRUMENTS & RELATED PRODUCTS (1.1%)
  CTI Molecular Imaging, Inc. (a)                            6,000       137,640

INSURANCE CARRIERS (2.6%)
  Arch Capital Group Limited (a)                             6,500       182,975
  Centene Corporation (a)                                    4,000       123,920
                                                                    -------------
                                                                         306,895

MEDICAL SERVICE PLANS (3.4%)
  AmSurg Corporation (a)                                     5,000       131,300
  United Surgical Partners International, Inc.               8,900       275,722
                                                                    -------------
                                                                         407,022

MISCELLANEOUS BUSINESS CREDIT INSTITUTION (1.1%)
  DVI, Inc.                                                  7,000       135,100

NATURAL GAS DISTRIBUTION (1.3%)
  Southern UN Company                                        8,820       149,940

OIL & GAS EXTRACTION (3.4%)
  Seacor Smit, Inc.                                          6,000       284,100
  XTO Energy, Inc.                                           6,000       123,600
                                                                    -------------
                                                                         407,700

OIL FIELD EXPLORATION SERVICES (1.6%)
  Chiles Offshore, Inc. (a)                                  8,000       194,000

PERSONAL SERVICES (1.4%)
  Weight Watchers International, Inc.                        3,800       165,072

PETROLEUM & COAL PRODUCTS (1.1%)
  Premcor, Inc. (a)                                          5,000       128,600

PHARMACEUTICAL PREPARATIONS (0.7%)
  Cell Genesys, Inc.                                         6,000        80,934

PIPELINES EXCEPT NATURAL GAS (0.0%)
  Kinder Morgan Management, LLC                                 84         2,562

PRINTING & PUBLISHING (4.5%)
  Harte-Hanks, Inc.                                         12,000       246,600
  Information Holdings, Inc.                                 5,000       122,000
  John H. Harland Company                                    6,000       169,200
                                                                    -------------
                                                                         537,800

                                                         NUMBER OF
                                                          SHARES         VALUE
                                                        -----------  ------------
RADIO & TELEVISION BROADCASTING (3.9%)
  Cox Radio, Inc.                                            5,500    $  132,550
  Saga Communications                                       15,000       337,500
                                                                     ------------
                                                                         470,050

REAL ESTATE (0.4%)
  LNR Property Corporation                                   1,500        51,750

RETAIL - APPAREL & ACCESSORIES (3.6%)
  Chicos FAS, Inc.                                           6,000       217,920
  Polo Ralph Lauren Corporation                              9,500       212,800
                                                                     ------------
                                                                         430,720

RETAIL - HOME TEXTILES (1.4%)
  Linens 'n Things, Inc.                                     5,000       164,050

SERVICES - AMUSEMENT & RECREATION (1.2%)
  Penn National Gaming, Inc.                                 8,000       145,200

SERVICES - EDUCATIONAL (8.5%)
  Apollo Group, Inc.                                        20,833       690,573
  Devry, Inc.                                                7,500       171,300
  Education Management Corporation (a)                       4,000       162,920
                                                                     ------------
                                                                       1,024,793

SERVICES - ENGINEERING (2.1%)
  Anteon International Corporation                           7,000       176,960
  Symyx Technologies, Inc. (a)                               5,000        69,600
                                                                     ------------
                                                                         246,560

SERVICES - HEALTH SERVICES (3.2%)
  AMN Healthcare Services, Inc.                              2,000        70,020
  Cross Country, Inc. (a)                                    4,000       151,200
  Province Healthcare Company                                7,500       167,700
                                                                     ------------
                                                                         388,920

WHOLESALE MEDICAL EQUIPMENT (1.2%)
  Viasys Healthcare, Inc. (a)                                8,000       139,600
                                                                     ------------

TOTAL COMMON STOCKS (COST $9,773,015)                                 11,277,624

                                                         PRINCIPAL
                                                          AMOUNT
                                                        -----------
SHORT TERM SECURITIES (4.6%)
REPURCHASE AGREEMENT (4.6%)
  State Street Bank, 0.65%, due 07/01/2002
  (Collateralized by U.S. Treasury Note, 5.88%,
  due 11/05/2005, value $560,621)                        $ 548,113       548,113
                                                                     ------------

TOTAL SHORT-TERM SECURITIES (COST $548,113)                              548,113
                                                                     ------------

TOTAL INVESTMENTS (98.7%) (COST $10,321,128)                          11,825,737

TOTAL OTHER ASSETS, LESS LIABILITIES (1.3%)                              152,152
                                                                     ------------

TOTAL NET ASSETS (100.0%)                                            $11,977,889
                                                                     ============

OTHER INFORMATION:
     Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended June 30, 2002, aggregated $7,420,826 and $1,995,142, respectively. At June 30, 2002, net unrealized appreciation for tax purposes aggregated $1,504,408, of which $1,944,274 related to appreciated investments and $439,866 related to depreciated investments. The aggregate cost of securities was $10,321,329 for tax purposes.

(a)  Non-income producing.

 SEE ACCOMPANYING NOTES.

                             THE LEGENDS FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                JUNE 30, 2002

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The Legends Fund, Inc. (the "Fund") was formed on July 22, 1992. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company of the series type. The Fund currently consists of four investment portfolios (the "Portfolios"): Harris Bretall Sullivan & Smith Equity Growth, Third Avenue Value, Gabelli Large Cap Value and Baron Small Cap. Each Portfolio, in effect, represents a separate fund. The Fund is required to account for the assets of each Portfolio separately and to allocate general liabilities of the Fund to each Portfolio based on the relative net assets of each Portfolio.

Touchstone Securities, Inc. ("Touchstone Securities"), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc., is the principal underwriter of shares of the Fund, which are distributed to variable annuity separate accounts of Integrity Life Insurance Company ("Integrity") and its wholly owned subsidiary, National Integrity Life Insurance Company ("National Integrity"), and to a variable universal life separate account of Columbus Life Insurance Company ("Columbus"). Touchstone Advisors, Inc. ("Touchstone Advisors"), registered with the Securities and Exchange Commission as an investment adviser, provides management services to the Fund pursuant to a management agreement (the "Management Agreement") that became effective March 3, 2000. The Western and Southern Life Insurance Company ("W&S") is the ultimate parent of Touchstone Securities, Touchstone Advisors, Integrity, National Integrity and Columbus.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

SECURITY VALUATION

Stocks that are traded on a national exchange are valued at the last sale price on the exchange on which they are primarily traded, or, if there is no sale, at the mean between the current bid and asked prices. Over-the-counter securities for which market quotations are readily available are valued at the mean of the current bid and asked prices.

Short-term debt securities with maturities of 61 days or more for which reliable quotations are readily available are valued at current market quotations. Short-term investments with maturities of 60 days or less are valued using the amortized cost method of valuation, which approximates market value. Bonds and other fixed-income securities (other than short-term securities described above) are valued using market quotations provided by a pricing service under procedures approved by the Fund's Board of Directors.

Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the closing settlement price. Other securities or assets for which reliable market quotations are not readily available or for which valuation cannot be provided by a pricing service approved by the Board of Directors of the Fund are valued at fair value as determined in good faith by the Board of Directors.

SECURITY TRANSACTIONS

Securities transactions are accounted for as of the trade date. Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Premiums and discounts on securities are amortized using the effective interest method. Realized gains and losses on sales of investments are determined on the basis of nearest average for all of the Portfolios except Gabelli Large Cap Value, which uses the first-in, first-out method.

FEDERAL INCOME TAX MATTERS

The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies as defined in Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code, as amended, and distributes its taxable net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required. As of June 30, 2002, the Fund had realized capital loss carryovers available to offset future realized capital gains as follows:

         -------------------------------------------------------------------------------------
         PORTFOLIO:                                          CAPITAL LOSS CARRYOVER    EXPIRES
         -------------------------------------------------------------------------------------
         Harris Bretall Sullivan & Smith Equity Growth            $ 2,838,038           2010
         Gabelli Large Cap Value                                    1,095,619           2010
         Baron Small Cap                                               88,373           2007
                                                                       40,171           2008
                                                                       39,274           2010
                                                                       ------
                                                                      167,818
         -------------------------------------------------------------------------------------

Certain Portfolios incurred a loss for tax purposes from November 1, 2001 to June 30, 2002. As permitted by tax regulations, the Fund intends to elect to defer and treat these losses as arising in the fiscal year ending June 30, 2003. The following Funds had deferred losses:

             -----------------------------------------------------------------
             PORTFOLIO:                                       DEFERRED LOSS
             -----------------------------------------------------------------
             Harris Bretall Sullivan & Smith Equity Growth       $2,889,278
             Gabelli Large Cap Value                              1,095,619
             Baron Small Cap                                        404,269
             -----------------------------------------------------------------

DIVIDEND DISTRIBUTIONS

Dividends from net investment income and distributions from net realized gains are declared and distributed annually. Dividends and distributions are recorded on the ex- dividend date. All dividends are reinvested in additional full and fractional shares of the related Portfolios.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, post-October capital losses, and losses deferred due to wash sales.

The tax character of distributions paid during the fiscal years ended June 30, 2002 and 2001 were identical to those distributions reported in the Statements of Changes in Net Assets except as follows:

                                                   2002
                             ------------------------------------------------
                                         CAPITAL    RETURN OF
PORTFOLIO:                   ORDINARY     GAIN       CAPITAL        TOTAL *
-----------------------------------------------------------------------------
  Third Avenue Value         $733,383    $       0  $       0     $  733,383
  Gabelli Large Cap Value       6,802            0          0          6,802
-----------------------------------------------------------------------------

                                                   2001
                             ------------------------------------------------
                                         CAPITAL    RETURN OF
PORTFOLIO:                   ORDINARY     GAIN       CAPITAL        TOTAL *
-----------------------------------------------------------------------------
  Harris Bretall Sullivan &
  Smith Equity Growth        $      0   $2,554,047  $       0     $2,554,047
  Third Avenue Value          283,204            0          0        283,204
  Gabelli Large Cap Value     421,027       22,666          0        443,693
-----------------------------------------------------------------------------

* TOTAL DISTRIBUTIONS PAID DIFFER FROM THE STATEMENT OF CHANGES IN NET ASSETS DUE PRIMARILY TO THE USE OF CONSENT DIVIDENDS FOR TAX PURPOSES.

On the Statements of Assets and Liabilities the following adjustments were made for permanent tax adjustments:

----------------------------------------------------------------------------------------
                                         ACCUMULATED     UNDISTRIBUTED
                                        NET REALIZED    NET INVESTMENT    PAID IN
PORTFOLIO:                               GAIN (LOSS)        INCOME        CAPITAL
----------------------------------------------------------------------------------------
  Harris Bretall Sullivan &
  Smith Equity Growth                   $        0     $       86,097     $   (86,097)
  Third Avenue Value                        (5,206)             5,206               0
  Gabelli Large Cap Value                   46,636            (46,636)              0
  Baron Small Cap                                0            119,842        (119,842)
----------------------------------------------------------------------------------------

As of June 30, 2002 the components of accumulated earnings (deficit) on a tax basis were identical to those reported in the Statements of Assets and Liabilities except as follows:

                             -------------------------------------------
                                  THIRD      GABELLI LARGE    BARON
                              AVENUE VALUE     CAP VALUE     SMALL CAP
                                PORTFOLIO      PORTFOLIO     PORTFOLIO
                             -------------------------------------------
Undistributed
  ordinary income               $      0     $         0     $       0
Undistributed long-term
  capital gains                        0               0              0
                             -------------------------------------------
Accumulated
  earnings                             0               0              0
Accumulated capital
  and other losses**                   0      (1,835,771)      (572,087)
Unrealized appreciation
   (depreciation)***             (61,075)     (5,475,874)     1,504,408
                             -------------------------------------------
Total accumulated
  earnings (deficit)            $(61,075)    $(7,311,645)    $  932,321
                             ===========================================

** THE FUNDS HAD NET CAPITAL LOSS CARRYOVERS AND DEFERRED POST-OCTOBER LOSSES AS IDENTIFIED ELSEWHERE IN THE NOTES. IN ADDITION, THEY ALSO HAD DEFERRALS OF WASH SALE LOSSES.

*** THE DIFFERENCES BETWEEN BOOK BASIS AND TAX-BASIS UNREALIZED APPRECIATION (DEPRECIATION) IS ATTRIBUTABLE PRIMARILY TO THE TAX DEFERRAL OF WASH SALE LOSSES.

FUTURES CONTRACTS

Certain Portfolios may enter into futures contracts to protect against adverse movement in the price of securities in the Portfolio or to enhance investment performance. When entering into a futures contract, changes in the market price of the contracts are recognized as unrealized gains or losses by marking each contract to market at the end of each trading day through a variation margin account. When a futures contract is closed, the Portfolios record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of June 30, 2002, there were no futures contracts held in the Portfolios.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The Portfolios bear the market risk that arises from any changes in contract values.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, Touchstone Advisors, has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The value of the securities transferred is monitored daily to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

FOREIGN CURRENCY

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Third Avenue Value Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.


2.  INVESTMENT ADVISORY AGREEMENTS AND PAYMENTS TO RELATED PARTIES

Touchstone Advisors has entered into a sub-advisory agreement with a registered investment adviser ("Sub-Adviser") for each of the Portfolios. Touchstone Advisors, not the Fund, pays the sub-advisory fee to each of the Sub-Advisers. Listed below are management and sub-advisory fees payable as a percentage of average daily net assets:

     -----------------------------------------------------------------------------------
     PORTFOLIO                                       MANAGEMENT FEE   SUB-ADVISORY FEE
     -----------------------------------------------------------------------------------
     Harris Bretall Sullivan & Smith Equity Growth      0.65%              0.40%
     Third Avenue Value                                 0.65%              0.40%
     Gabelli Large Cap Value                            0.90%              0.65%
     Baron Small Cap                                    1.05%              0.80%
     -----------------------------------------------------------------------------------

Under the Management Agreement, Touchstone Advisors provides certain management services to the Fund, and the Fund is responsible for certain of its direct operating expenses. Touchstone Advisors has voluntarily agreed to reimburse each of the Portfolios for operating expenses (excluding management fees) above an annual rate of 0.50% of average daily net assets. Touchstone Advisors has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios.

Third Avenue Value, Gabelli Large Cap Value and Baron Small Cap Value placed a portion of its transactions with brokerage firms which may be considered affiliates of the Fund under the 1940 Act. The commissions paid to these firms were approximately $71,394 in the aggregate during the year ended June 30, 2002.

Certain officers and directors of the Fund are also officers of Touchstone Securities, Touchstone Advisors, Integrity and National Integrity. The Fund does not pay any amounts to compensate these individuals.

3. CAPITAL SHARES

At June 30, 2002, the Fund had authority to issue one billion (1,000,000,000) shares of common stock, $.001 par value each, in any class or classes as determined by the Board of Directors. At June 30, 2002, four classes of shares authorized by the Board of Directors were being offered as follows: 55,000,000 shares for each of the Harris Bretall Sullivan & Smith Equity Growth, Third Avenue Value, Gabelli Large Cap Value and Baron Small Cap Portfolios.

At June 30, 2002, Integrity, through its Separate Account I and Separate Account II, National Integrity, through its Separate Account I and Separate Account II, and Columbus, through its Separate Account I, were the record owners of all the outstanding shares of the Fund.

                             PORTFOLIO PERFORMANCE

                                  JUNE 30, 2002

           HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO

         Comparison of the change in value of $10,000 invested in the Harris Bretall Sullivan & Smith Equity Growth Portfolio and the S&P 500 Index

                      HARRIS BRETALL
                     SULLIVAN & SMITH
                      EQUITY GROWTH
DATE                    PORTFOLIO         S&P 500 INDEX
------------------   -----------------    -------------
12/8/1992                $10,000              $10,000
   Jun 93                 $9,710              $10,579
   Jun 94                 $9,360              $10,727
   Jun 95                $12,850              $13,519
   Jun 96                $14,597              $17,032
   Jun 97                $19,010              $22,939
   Jun 98                $24,544              $29,593
   Jun 99                $33,182              $36,328
   Jun 00                $39,450              $38,962
   Jun 01                $24,688              $33,184
   Jun 02                $17,146              $27,214

-  Average annual total return since inception: 5.80%
-  Total return for the year ended June 30, 2002: (30.55%)
-  Average annual return for the five year period ended June 30, 2002: 3.27%
- Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.
-  Portfolio commenced operations on December 8, 1992.
-  Past performance is not predictive of future performance.

SUB-ADVISER'S DISCUSSION

For the fiscal year ended June 30, 2002, the portfolio finished down (30.55%). The benchmark S&P 500 Index was down (17.99%) during the same time period. Hence, the Harris Bretall Sullivan & Smith Portfolio lagged the benchmark return for the last fiscal year, after many years of being close to the benchmark S&P 500 index. With a stock selection process that focuses on long-term earnings growth, the combination of September 11th and the corporate accountability issue stemming from the Enron debacle combined to hurt growth stocks.

There has been a disconnect between the fundamentals of earnings growth and stock prices. For an earnings growth manager like Harris Bretall, basing our stock selection on the belief that prices follow earnings, this disconnect represents one of the times when historically, performance suffers. For the long-term investor, these periods have generally been better times to buy, rather than sell, high quality growth stocks.

The big fall off came in the period following the terrible attack on September 11th and in the last quarter following the long list of corporate announcements of financial accounting mistakes. This one-two punch to the market has taken every major index into bear market territory, and most equity investors seem to be suffering losses. It will take time, but we have faith that investors will turn positive once again; that the positive fundamentals in the underlying economy will be met with rising equity prices; and that, once again, prices will follow earnings. Valuations, by most standard models, appear compelling at these levels. Additionally, with the underlying economic growth, inventories should be increasing, and earnings and profit growth should pick up.

Given our outlook for a continued strong economy, with low inflation and low interest rates, we anticipate a period of solid earnings growth to return. We have positioned the portfolio for an economic recovery, and each position in the portfolio is there because we see earnings growth over the next economic cycle. We still believe in the powerful positive forces of globalization, technology, and demographics, and we maintain that these secular trends remain in place to help economic fundamentals and stock prices advance for years to come.

                             THIRD AVENUE VALUE PORTFOLIO

               Comparison of the change in value of $10,000 invested in
                  Third Avenue Value Portfolio and the S&P 500 Index

                     THIRD AVENUE
DATE                VALUE PORTFOLIO      S&P 500 INDEX
-----------------   ---------------      -------------
12/14/1992             $10,000              $10,000
    Jun 93             $10,450              $10,579
    Jun 94             $10,740              $10,727
    Jun 95             $12,886              $13,519
    Jun 96             $16,909              $17,032
    Jun 97             $22,621              $22,939
    Jun 98             $27,905              $29,593
    Jun 99             $32,952              $36,328
    Jun 00             $25,083              $38,962
    Jun 01             $34,028              $33,184
    Jun 02             $32,820              $27,214

-  Average annual total return since inception: 13.25%
-  Total return for the fiscal year ended June 30, 2002: (3.45%)
-  Average annual return for the five year period ended June 30, 2002: 14.18%
- Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.
-  Portfolio commenced operations on December 14, 1992.
-  Past performance is not predictive of future performance.

SUB-ADVISER'S DISCUSSION

For the fiscal year ended June 30, 2002, the Third Avenue Value Portfolio returned (3.55%) compared to (17.99%) for the S&P 500. While performance for the fiscal year benefited from market appreciation of selected financial and real estate issues the performance of technology-related companies was negative. The general market seemed to reflect concerns of poor near-term earnings with little consideration for strong financial positions, quality management teams or solid long-term growth prospects. The current suspicion and lack of trust in the capital markets has negatively affected even the most financially conservative and shareholder-friendly companies.

For long-term fundamental investors like Third Avenue, the general market is relatively unimportant. In the long run, the performance of the Third Avenue Portfolio will be driven by the merits of the investments, not by general market considerations. Third Avenue seeks "safe and cheap" equity investments which exhibit four essential characteristics: companies with strong financial positions, competent management and understandable businesses, which trade at a discount to their private market or takeover values.

Third Avenue analyzes all securities from a creditor's point of view and will not acquire the common stock of any company deemed not credit worthy. A credit analysis, even when appraising an equity, looks at a company's internally generated cash flows to see if the company has enough sources of cash to be able to meet its requirements to service obligations and increase corporate wealth. If that cash is not likely to be available internally, credit analysts examine the prospects that the company will have to access capital markets. In examining access to capital markets, such access is almost always to credit markets, especially to senior institutional lenders such as commercial banks and life insurance companies, and to trade credit.

In credit analysis, little or no reliance is placed on being able to access new capital relatively regularly by selling add-on issues of common stock. As a company needs additional equity, the vast majority is obtained through retained earnings, not the sale of new issues of common stock, either publicly or privately. The general stock market is just too capricious to be depended on as a reasonably regular source of new equity capital for the vast, vast majority of American companies. In small part this capriciousness is a function of price, but more importantly it is a function of availability.

The quality of the Third Avenue Value Portfolio continues to be solid and the common stocks held in the Portfolio appear priced at substantial discounts to those companies' business values. This should provide a foundation for longer-term growth. Third Avenue continues to focus on finding additional investment opportunities which meet our "safe and cheap" criteria today for achieving long-term growth into the future.

                        GABELLI LARGE CAP VALUE PORTFOLIO

          Comparison of the change in value of $10,000 invested in the Gabelli Large Cap Value Portfolio and the S&P 500 Index

                                  GABELLI LARGE
DATE                              CAP PORTFOLIO        S&P 500 INDEX
-------------------------         -------------        -------------
12/14/1992                           $10,000              $10,000
    Jun 93                           $10,810              $10,579
    Jun 94                           $11,485              $10,727
    Jun 95                           $13,164              $13,519
    Jun 96                           $14,620              $17,032
    Jun 97                           $17,343              $22,939
    Jun 98                           $21,052              $29,593
    Jun 99                           $20,266              $36,328
    Jun 00                           $20,161              $38,962
    Jun 01                           $18,834              $33,184
    Jun 02                           $12,263              $27,214

-  Average annual total return since inception: 2.16%
-  Total return for the year ended June 30, 2002: (34.89%)
-  Average annual return for the five year period ended June 30, 2002: (5.28%)
- Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.
-  Portfolio commenced operations on December 14, 1992.
-  Past performance is not predictive of future performance.

SUB-ADVISER'S DISCUSSION

Investors' vote of no confidence continued to depress the equity markets at an accelerated pace as the last leg of the unwinding of the excesses created in the bubble market of the late 1990's turned out to be the uncovering of accounting scandals at several corporations. Investor confidence has been damaged by the number of executives that mislead investors by managing their books. Although this behavior was not prevalent, it has seemed so as a small number of executives and companies have made the headlines repeatedly. These announcements spooked investors and came against a vacuum of support because of the stalled earnings outlook. However, the loss of confidence is at odds with the continuing decent economic numbers that show the economy on a solid, if frustratingly slow, path of recovery.

For the fiscal year ended June 30, 2002, the fund declined (34.89%). The fund's performance was hurt by poor performance from companies which had already seen their share price decline. The stocks which were the worst under performers included those with the worst balance sheets and most debt, and those which were in the sectors which had a high profile company admit to misleading accounting. This included the utility and the telecommunications sectors. Another under performing group which in past market cycles was considered safer due to its strong earnings was the pharmaceutical industry. Outperformers included Motorola, Mattel and International Paper.

The Portfolio is well positioned for outperformance going forward. The Portfolio now has an inexpensive valuation and is exposed to holdings that should rebound more strongly than the market when it starts to rise. Since the beginning of the year there has been more value in industries which were tied to a recovering economy and so far that has been pushed out for another six months. It is hard to imagine that stocks will be acting better in the near future. Stocks rise either because earnings grow or because investors are willing to pay a higher price for those earnings. The economy will continue to grow in the second half, and capital spending will recover, joined by an upturn in the industrial sector which has already started.

On the positive side there is an economic recovery which should soon show up in earnings. Consumer confidence and spending are fine, and good productivity, low inflation and interest rates are prevalent. Finally, since mid-year we have seen signs of the kind of market behavior which marks a bottom, such as wild daily swings in the averages and tremendous share trading volume. There is tremendous value in the market now. At some point, there will not be fresh accounting scandals daily and with the economic recovery, capital spending will resume and begin to drive earnings. When these two things happen, investors will return to stocks and the value that has been built in will be realized. But now is the time to capitalize on the emotions in the market, because a considerable part of the value will be captured in the prices as conditions return to normal.

                           BARON SMALL CAP PORTFOLIO

 Comparison of the change in value of $10,000 invested in the Baron Small Cap
    Portfolio, the Value Line Geometric Index and the Russell 2000 Index

DATE                BARON SMALL CAP         RUSSELL 2000 INDEX
---------------     ---------------         ------------------
12/14/1992             $10,000                   $10,000
    Jun 93             $10,110                   $10,857
    Jun 94             $10,763                   $11,179
    Jun 95             $11,881                   $13,196
    Jun 96             $14,102                   $16,363
    Jun 97             $16,975                   $19,016
    Jun 98             $20,989                   $22,210
    Jun 99             $19,051                   $22,533
    Jun 00             $18,380                   $25,795
    Jun 01             $20,739                   $25,971
    Jun 02             $20,143                   $23,776

-  Average annual total return since inception: 7.61%
-  Total return for the fiscal year ended June 30, 2002: (2.87%)
-  Average annual return for the five year period ended June 30, 2002: 7.39%
- Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.
-  Portfolio commenced operations on December 14, 1992.
-  Past performance is not predictive of future performance.

SUB-ADVISER'S DISCUSSION

Baron Small Cap's performance of (2.87%) from June 30, 2001 to June 30, 2002 was weak on an absolute basis, but strong relative to the Russell 2000 of (8.45%) and Morningstar's average small-cap fund of (19.78%). The Portfolio's return of 14.7% since Baron started managing the portfolio on November 1, 2000, is significantly ahead of the returns for the Russell 2000 of (4.8%) and Morningstar's small-cap growth fund average of (29.1%).

Sectors that contributed positively over the one year period include business services, energy, health care, hotels and lodging and retail stores and restaurants. Choicepoint, a provider of credential verification and identification service, was up 45% and had the largest positive impact on performance. Other holdings that contributed positively included Chico's FAS, Trigon Healthcare and Dollar Tree Store.

Sectors that hurt performance were communications, printing and publishing, financial services, and media and entertainment. Smartforce was down 68% and had the most negative impact on performance. Other holdings that negatively impacted performance were NTL Inc. and SBA Communications (both of which have since been sold).

Since Baron Capital started managing the portfolio on November 1, 2000, the relative performance has been strong for a couple of reasons. First, the firm's disciplined practice of buying forward-looking, well-managed, fast-growing businesses with real earnings has faired well in a time when the market continues to turns its back on companies with weak balance sheets and irrational valuations. Though stock prices have recently been very volatile, the businesses in which we invest have generally continued to grow in a weak economic environment. We remain optimistic about the long-term prospects of these businesses and therefore remain optimistic regarding the performance of their stocks.

                              DIRECTOR DISCLOSURE

                               JUNE 30, 2002


The Directors and Executive Officers of the Fund and their principal occupations for the last five years are set below. Each may have held other positions with the named companies during that period.

----------------------------------- ------------- -------------------------------------------------------------------
NAME, AGE,
POSITION WITH THE FUND              LENGTH OF     PRINCIPAL OCCUPATION & OTHER
& ADDRESS                           TIME SERVED   DIRECTORSHIPS DURING THE LAST 5 YEARS
----------------------------------- ------------- -------------------------------------------------------------------
                                                  President of Integrity Life Insurance Company since 1993;
                                                  President of National Integrity Life Insurance Company since
John R. Lindholm (52)                             September 1997;  Executive Vice President - Chief Marketing
Chairman of the Board of Directors                Officer of ARM Financial Group (ARM) from July 1993 to March
515 W. Market Street                              2000;  Chairman and Director of the mutual funds in the State
Louisville, KY 40202                8.63 years    Bond Group of mutual funds from June 1995 to December 1996.
----------------------------------- ------------- -------------------------------------------------------------------

                                                  CEO, Aveus, an interactive strategy and development firm, since
                                                  July 1999;  President, Clavm, Inc., a management consulting group, since June 1998;  Fellow, Poynter Institute for Media
                                                  Studies, since June 1998; Board Member (Cowles Media) Star
Chris LaVictoire Mahai (46)                       Tribune Foundation from September 1992 to June 1998;  Senior Vice
Director                                          President, Cowles Media Company/ Star Tribune from August 1993 to
244 North First Avenue                            June 1998;  Director of the mutual funds in the State Bond Group
Minneapolis, MN 55401               4.88 years    of mutual funds from June 1984 to December 1996.
----------------------------------- ------------- -------------------------------------------------------------------

                                                  President, William Faulkner & Associates, LLC (international
William B. Faulkner (74)                          trade business) since 1986; Director of the mutual funds in the
Director                                          State Bond Group of mutual funds from 1980 to December 1996;
240 East Plato Blvd.                              Manager, Carroll Family, LLC (commercial land development
St. Paul, MN 55107                  6.66 years    business) since 1996.
----------------------------------- ------------- -------------------------------------------------------------------

Irvin W. Quesenberry, Jr. (53)                    Retired; Founder and Managing Director of National Asset
Director                                          Management Corporation (investment counseling firm) from 1979 to
35 Brownsboro Hill Road                           1995; Member of Louisville Community Foundation Investment
Louisville, KY 40207                2.36 years    Committee; Board member of Louisville Water Company since 1986.
----------------------------------- ------------- -------------------------------------------------------------------

                                                  Managing partner, Associated Mezzanine Investors, LLC since March
John Katz (63)                                    2000; Director, Nations Flooring, Inc. since March 1998;
Director                                          Investment banker since January 1991; Director of mutual funds in
10 Hemlock Road                                   the State Bond Group of mutual funds from June 1995 to December
Hartsdale, NY 10530                 8.63 years    1996.
----------------------------------- ------------- -------------------------------------------------------------------

Edward J. Haines (54)
President                                         Senior Vice President of Marketing for Integrity Life Insurance
515 W. Market Street                              Company since March 2000; Senior Vice President of Marketing for
Louisville, KY 40202                8 years       ARM from December 1993 to March 2000.
----------------------------------- ------------- -------------------------------------------------------------------

Kevin L. Howard (38)                              Senior Vice President and Counsel of Integrity Life Insurance
Secretary                                         Company since March 2000; Senior Vice President and Counsel of
515 W. Market Street                              ARM from October 1998 to March 2000; Assistant General Counsel of
Louisville, KY 40202                8 years       ARM from January 1994 until October 1998.
----------------------------------- ------------- -------------------------------------------------------------------

                                                  Chief Financial Officer of Integrity Life Insurance Company since
Don W. Cummings (38)                              March 2000; Chief Financial Officer-Retail Business Division of
Controller                                        ARM from November 1996 to March 2000; Strategic Initiatives
515 W. Market Street                              Officer of ARM from April 1996 until November 1996; Controller of
Louisville, KY 40202                2.36 years    ARM from November 1993 until April 1996.
----------------------------------- ------------- -------------------------------------------------------------------

The Statement of Additional Information includes additional information about Fund directors and is available to shareholders upon request without charge by contacting the Administrative Office at 1-800-325-8583.

THIS ANNUAL REPORT IS NOT TO BE CONSTRUED AS AN OFFERING FOR SALE DIRECTLY OR INDIRECTLY OF ANY INTEREST IN THE FUND. NO OFFERING IS MADE EXCEPT IN CONJUNCTION WITH A PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.


        Principal offices located at:
[LOGO]  515 WEST MARKET STREET
        LOUISVILLE, KENTUCKY 40202


TOUCHSTONE VARIABLE SERIES TRUST


LETTER FROM THE PRESIDENT

Dear Fellow Touchstone Investor:

Thank you for investing through Touchstone. We are pleased to provide you with this update of the investment activity and performance of the Touchstone Variable Series Trust for the year ended December 31, 2001.*

Looking Back

The terrorist attacks of September 11 tested our nation and deeply affected us all. Now only time will reveal how much permanent change has transpired. The attacks and their aftermath weakened our domestic economy at a time when it was already in the midst of a cyclical slowdown. Yet despite the shock, a picture of strength and resiliency emerged. Investors on balance exhibited patience and perspective, our financial system continued to operate in an orderly fashion, and the U.S. economy, after initially experiencing some further contraction, began to display signs of improving fundamentals by year-end.

Nonetheless, navigating the investment markets proved extremely challenging in the recessionary environment that prevailed throughout 2001. Among the forces at work were declining profitability and capital spending in the face of sluggish demand, rising unemployment, slowing consumption and depressed exports. As a result, the sharp downturn begun in equity markets in 2000 continued in 2001. Both the Dow Jones Industrial Average and the Standard & Poor's 500 Index suffered their first sequential yearly declines since 1973-74.

Recognizing the sudden slowdown in economic growth as a significant threat to the U.S. and world economies, the Federal Reserve aggressively eased monetary policy. For fixed income investors, the unprecedented 11 interest rate cuts over the course of the year had a positive effect on bond performance. For equity investors, the massive easing triggered a surge in liquidity by year-end that ultimately should prove powerful medicine in restoring economic health.

Touchstone Highlights

Touchstone is committed to providing flexibility through a range of quality of investment offerings. As evidence of that commitment, the Touchstone Variable Series Trust grew by three funds in 2001. The new funds are:

     o The Touchstone Growth/Value Fund, which seeks long-term capital appreciation by investing in reasonably priced stocks of large- and mid-capitalization companies. The sub-advisor, Mastrapasqua & Associates, Inc., looks for companies whose valuations may not reflect their potential for accelerated earnings and cash flow growth.

     o The Touchstone Equity Fund, which seeks long-term growth of capital by investing in large capitalization companies believed to have growth prospects superior to the general market. Fort Washington Investment Advisors, Inc., the sub-advisor, focuses on companies selling at reasonable valuations compared to their expected revenue growth rate, cash flows and earnings.

     o The Touchstone Money Market Fund, which seeks high current income with liquidity and stability of principal. Also sub-advised by Fort Washington Investment Advisors, the fund holds U.S. dollar-denominated money market instruments. These may include certificates of deposit, bankers' acceptances, U.S. government obligations and short-term corporate debt obligations.

In addition, part of our commitment to you is to obtain the highest caliber of money managers possible, based upon our management and review process. New sub-advisors welcomed to the Touchstone Variable Series Trust in 2001 were Mastrapasqua & Associates and TCW Investment Management Company (TCW):

     o As noted above, Mastrapasqua & Associates is sub-advisor to the new Touchstone Growth/Value Fund. The Manager utilizes an investment style of buying growth companies at value prices to manage money for foundations, endowments, retirement plans, mutual funds, high net-worth individuals, and other institutions. Founded in 1993 and based in Nashville, Tennessee, Mastrapasqua & Associates manages over $2.5 billion in assets.

     o TCW is one of two sub-advisors to the Touchstone Emerging Growth Fund, co-managing the fund with Westfield Capital Management. The TCW group of companies has been providing investment management services for more than a quarter century. It manages both U.S. and global investments for a spectrum of clients with diverse objectives. TCW specializes in managing taxable and tax-exempt pools of capital for pension and profit sharing funds, retirement/health and welfare funds, public employee retirement funds, financial institutions, endowments and foundations, foreign investors and mutual funds. Established in 1981, TCW has over $80 billion in assets under management.

The Value of Professional Management

The magnitude of the year's economic, financial and psychological challenges was unprecedented for many investors. Tumultuous conditions and resultant market volatility obscured the investment outlook. That is why we strive to provide outstanding long-term professional investment management in the funds offered in the Touchstone Variable Series Trust. We carefully select time-tested managers who bring resources, experience and expertise to bear on your behalf every day. That is a considerable advantage in weathering the current climate, when the best investment models, methods and management teams stand out.

Looking Ahead

It is important to keep the current market environment in perspective and to consider the long-term composition and performance of your portfolio. Time in the market has proven to be key to any long-term investment strategy. Challenging times such as these reinforce the need to maintain a diverse portfolio, invest regularly and remain focused on achieving individual financial goals.

Even now, amid lingering uncertainty, signs for future optimism are emerging. Going forward, our Touchstone Variable Series Trust managers remain steadfastly focused on identifying opportunities upon which investors can capitalize. We endeavor to offer a long-term, disciplined approach to investment management that is well suited to helping you attain your goals.

Thank you again for the opportunity to work on your behalf. We appreciate your continued confidence. We look forward to strengthening relationships and serving your financial needs in the years ahead.

Best regards,

/s/ Jill T. McGruder

Jill T. McGruder

President and Chief Executive Officer

* Investment activity and performance of the Touchstone Variable Series Trust shown in the following financial report is for the funds underlying the investment options within the insurance product and does not reflect annual fees and charges imposed by such product.

For a prospectus containing more complete information on the Touchstone Variable Series Trust, including charges and expenses, please call 800.669.2796. Please read the prospectus carefully before investing or sending money. Fund availability varies by product.

  TOUCHSTONE INTERNATIONAL EQUITY FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone International Equity Fund

The Touchstone International Equity Fund returned -29.7% in 2001, compared to a return of -21.2% for its benchmark, the MSCI EAFE Equity Index.

Credit Suisse Asset Management (CSAM), which manages the Fund, attributes the underperformance to a combination of unfavorable stock selection and country weightings in a particularly difficult market environment.

Stock selection was least effective in technology and consumer-related sectors. Although the Fund's holdings in these sectors were numerous and well-diversified across geographies, they nonetheless suffered in line with the periodically harsh derating of tech, telecommunications equipment and electronics shares globally. Names in health care and consumer staples, which were in the portfolio for their comparatively defensive characteristics, additionally detracted from performance.

Several country weightings versus EAFE fared poorly. These included an overweight allocation to Japan, which proved ill-timed in the context of volatility in the Japanese market; and underweights both in Continental Europe and the U.K., where future growth prospects appeared unattractive.

The most positive contributions to the Fund's return came from several sources. CSAM, for example, chose to commit assets to emerging markets, which meaningfully outperformed developed-market indices such as EAFE during 2001. Stock selection in France helped via strong positions in energy, banking, entertainment and telecommunications services. And currency translations were notably favorable for financial services, which was the largest single industry exposure in the portfolio.

Going forward, CSAM is moderately optimistic on the prospects for non-U.S. equity markets. The key word here is "moderately," which underscores that a measure of caution is appropriate, even for investors who believe that share prices are more likely to rise than fall. A global macroeconomic recovery may not occur as quickly or as strongly as is widely hoped, after all, and the post-September 11 war on terrorism may unfold in ways that will serve to keep a lid on overall market sentiment.

That said, CSAM sees good reasons for optimism:

     o U.S. macroeconomic growth--which holds the key to the strength of macroeconomic growth worldwide--appears to have bottomed and is poised to turn upward. Fresh data released since November paint a mixed picture, rather than the uniformly negative one that had prevailed in much of 2001.

     o The Federal Reserve's aggressive monetary stimulation is bubbling under the U.S. economy's surface and should start to bear fruit in the first half of 2002. Inflation is low, furthermore, which suggests that the Fed will feel little pressure to raise rates for a while.

     o The fact that stocks have already rebounded from their late-September lows does not mean that they're finished rising. In CSAM's view, markets still haven't gotten back to where they were even in the spring, implying that they still have room to run.

  TOUCHSTONE INTERNATIONAL EQUITY FUND

     o CSAM believes that U.S. equity valuations are reasonable on an absolute basis. If, as CSAM anticipates, corporate earnings growth keeps pace with GDP growth, then valuations probably will stay reasonable and thus continue to lure investors to stocks as an asset class.

[line chart data]

GROWTH OF A $10,000 INVESTMENT

   Touchstone        MSCI EAFE
   International     Equity Index
   Equity Fund       (Major Index)

        $10,000        $10,000
12/94     9,510         10,065
          9,140         10,260
          9,540         10,343
          9,970         10,782
12/95    10,028         11,228
         10,650         11,560
         10,890         11,752
         10,790         11,746
12/96    11,178         11,942
         11,349         11,763
         12,632         13,299
         13,187         13,214
12/97    12,827         12,187
         14,974         13,990
         15,850         14,148
         13,639         12,146
12/98    15,419         14,666
         15,165         14,880
         15,629         15,268
         16,424         15,949
12/99    21,043         18,669
         20,575         18,660
         19,879         17,932
         17,852         16,495
12/00    17,059         16,063
         14,044         13,870
         13,489         13,750
         11,315         11,831
12/01    11,997         12,657


[legend data]:

Average Annual Total Return

One Year
Ended
12/31/01
(29.7%)

Five Years
Ended
12/31/01
1.4%

Since
Inception
11/21/94
2.6%


Cumulative Total Return

Since Inception
11/21/94
20.0%

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on November 21, 1994.

  TOUCHSTONE INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS
                                                               December 31, 2001

                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 96.0%
  AUSTRALIA - 4.3%
  27,000   Australia and New
           Zealand Banking Group            $   246,095
  30,700   Brambles Industries Ltd.             163,408
  15,500   Rio Tinto Ltd.                       295,152
-------------------------------------------------------
                                                704,655
-------------------------------------------------------
  FINLAND - 2.3%
   8,021   Nokia OYJ                            206,992
   4,862   Upm-Kymmene                          161,387
-------------------------------------------------------
                                                368,379
-------------------------------------------------------
  FRANCE - 11.7%
   4,905   Alcatel                               83,920
   2,551   Alstom                                28,392
   2,991   Aventis SA                           212,556
   3,844   AXA                                   80,394
   1,852   Bnp Paribas                          165,857
     439   Cap Gemini                            31,726
   2,541   Carrefour Supermarche                132,234
     678   Compagnie De Saint Gobain            102,406
   1,953   Credit Agricole*                      30,960
   2,066   France Telecom SA                     82,662
     701   Groupe Danone                         85,579
   1,084   Lafarge SA                           101,328
     662   Pinault-Printemps-Redoute             85,301
   2,167   PSA Peugeot Citroen                   92,206
   4,503   Publicis Groupe                      119,376
   5,018   Suez                                 152,032
     468   Technip SA                            62,555
   1,046   Total Fina                           149,507
   1,782   Vivendi Universal                     97,658
-------------------------------------------------------
                                              1,896,649
-------------------------------------------------------
  GERMANY - 8.4%
     595   Allianz AG                           140,769
   3,133   BASF                                 116,558
   1,650   Bayer                                 52,637
   2,068   Deutsche Bank AG                     146,134
   2,569   Deutsche Telekom                      44,411
   3,351   E.On AG                              174,387
   9,039   Kamps                                 72,492
     656   Lion Bioscience*                      10,668
     370   Muenchener
           Rueckversicherungs-Gasellschaft      100,561
   4,863   Preussag                             119,602
     810   SAP AG                               106,255
   4,176   Siemans                              278,534
-------------------------------------------------------
                                              1,363,008
-------------------------------------------------------
  GREAT BRITAIN - 27.2%
   3,577   Amvescap Plc                          51,577
   7,600   Anglo American Plc ADR               114,836
   2,793   AstraZeneca Plc                      125,897
  23,750   BAE Systems Plc                      106,952
   8,741   Barclays Plc                         289,338
  50,243   Bg Group Plc                         204,690
   7,975   BOC Group Plc                        122,998
  49,770   Bp Amoco Plc                         386,698
  17,546   Brambles Industries Plc*              86,800
   4,039   BT Group Plc                          14,868



                                                 Value
   Shares                                      (Note 1)

  GREAT BRITAIN - Continued
  16,935   Centrica Plc                     $    54,702
   4,587   CGNU                                  56,396
   8,674   Compass Group Plc                     64,996
  19,875   Glaxo Smithkline Plc                 498,259
  54,995   Granada                              114,825
  28,897   Hsbc Holdings Plc                    338,884
  10,595   Lloyds TSB Group Plc                 115,001
   4,039   MM02 Plc*                              5,083
   7,255   Reuters Group                         71,781
  17,104   Royal Bank of Scotland Group Plc     416,099
  57,964   Safeway Plc                          269,880
  29,083   Shell Transport & Trading            199,730
   8,059   Six Continents Plc                    79,736
   5,530   Standard Chartered                    65,978
 215,542   Vodafone Group Plc                   563,721
-------------------------------------------------------
                                              4,419,725
-------------------------------------------------------
  HONG KONG - 5.3%
  14,000   Cheung Kong Holdings                 145,441
  34,000   China Mobil*                         119,700
  79,000   CNOOC                                 74,471
  11,165   Hang Seng Bank                       122,791
  18,100   Hutchison Whampoa                    174,686
  12,000   Sun Hung Kai Properties               96,960
  22,500   Swire Pacific-Class A                122,643
-------------------------------------------------------
                                                856,692
-------------------------------------------------------
  INDIA - 0.8%
  10,000   Reliance Industries, 144A, GDR       126,566
-------------------------------------------------------
  ITALY - 1.8%
   3,348   Assicurazione Generali                93,023
   8,492   Eni SPA                              106,327
  15,632   Telecom Italia Mobile                 87,311
-------------------------------------------------------
                                                286,661
-------------------------------------------------------
  JAPAN - 15.6%
  12,000   Asahi Breweries                      108,000
   5,000   Canon                                172,137
   3,000   Daikin Industries                     47,061
   3,900   Fanuc Co.                            166,122
   2,000   Fuji Photo Film                       71,450
   2,000   Honda Motor                           79,847
   4,100   ITO Yokado                           185,282
   3,000   Kao Corp.                             62,405
       8   Mitsubishi Tokyo Financial*           53,679
  13,000   Mitsui Fudosan Company                99,237
     800   Murata Manufacturing                  48,000
     900   Nintendo                             157,672
  31,000   Nippon Steel Corp.                    44,725
  27,000   Nippon Yusen Kabushiki Kaish          81,412
   9,000   Nomura Securities                    115,420
      10   NTT Docomo Inc.                      117,557
     300   Orix Corp.                            26,886
   4,000   Ricoh                                 74,504
     400   Rohm Company                          51,939
   1,000   Secom                                 50,229
   8,500   Sega*                                169,676
   4,000   Sharp                                 46,809
   1,000   Shin-Etsu Chemical Co.                35,954
   1,300   SMC Corp.                            132,382


The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE INTERNATIONAL EQUITY FUND

Schedule of Investments continued

                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - Continued
  JAPAN - Continued
   1,400   Sony                             $    64,015
   3,000   Takeda Chemical Industries           135,802
   5,500   Toyota Motor                         139,389
-------------------------------------------------------
                                              2,537,591
-------------------------------------------------------
  MEXICO - 1.2%
   3,500   America Movil SA De CV ADR            68,180
   2,500   Cemex S.A. De CV, ADR                 61,750
   1,600   Telefonos De Mexico ADR               56,032
-------------------------------------------------------
                                                185,962
-------------------------------------------------------
  NETHERLANDS - 3.6%
   2,589   Abn Amro Holdings                     41,735
   6,083   Ing Groep NV                         155,245
   2,906   Koninklijke KPN NV                    84,626
   6,392   Philips Electronics NV               190,130
   6,369   Royal KPN NV*                         32,407
   2,506   VNU NV                                77,064
-------------------------------------------------------
                                                581,207
-------------------------------------------------------
  SINGAPORE - 1.2%
   9,000   DBS Group Holdings                    67,281
   9,000   Singapore Airlines                    53,630
  34,000   Singapore Tech Engineering            43,283
  31,000   Singapore Telecommunications          29,556
-------------------------------------------------------
                                                193,750
-------------------------------------------------------
  SOUTH AFRICA - 0.6%
   4,700   Nedcor Ltd. ADR                       97,331
-------------------------------------------------------
  SOUTH KOREA - 2.0%
   3,601   Kookmin Bank                         140,072
   3,200   Pohang Iron & Steel Ltd. ADR          73,600
     997   Samsung Electronics, 144A, GDR       105,886
-------------------------------------------------------
                                                319,558
-------------------------------------------------------
  SPAIN - 3.6%
  12,744   Banco Bilbao Vizcaya Argenta         157,851
  14,092   Banco Santander Central Hispano      118,165
   5,238   Endesa                                82,009
  17,208   Telefonica                           230,471
-------------------------------------------------------
                                                588,496
-------------------------------------------------------
  SWEDEN - 0.4%
  12,201   Ericsson                              66,237
-------------------------------------------------------
  SWITZERLAND - 5.2%
     847   Nestle                               180,767
   5,754   Novartis                             208,139
   2,159   Roche Holding                        154,242
   5,326   UBS AG - Registered*                 269,078
     162   Zurich Financial Services             38,041
-------------------------------------------------------
                                                850,267
-------------------------------------------------------
  TAIWAN - 0.8%
  14,100   United Microelectronics ADR          135,360
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST $16,499,492)                          $15,578,094
-------------------------------------------------------
TOTAL INVESTMENTS AT MARKET VALUE  - 96.0%
(COST $16,499,492) (a)                      $15,578,094
CASH AND OTHER ASSETS
NET OF LIABILITIES - 4.0%                       647,606
-------------------------------------------------------
NET ASSETS - 100.0%                         $16,225,700
-------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
 (a) The aggregate identified cost for federal income tax purposes is $17,415,469, resulting in gross unrealized appreciation and depreciation of $362,405 and $2,199,780, respectively, and net unrealized depreciation of $1,837,375.
 144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, these securities were valued at $232,452 or 1.43% of net assets (Note 6).
ADR - American Depository Receipt
GDR - Global Depository Receipt

Industry sector diversification of the International Equity Fund's investments as a percentage of net assets as of December 31, 2001 was as follows:

  Industry                                    Percentage
   Sector                                     Net Assets

Banking                                              14.8%
Pharmaceuticals                                       8.2%
Oil & Gas                                             8.0%
Telephone Systems                                     6.8%
Financial Services                                    5.7%
Beverages, Food & Tobacco                             5.3%
Communications                                        5.2%
Electronics                                           4.4%
Insurance                                             3.5%
Electrical Equipment                                  3.4%
Heavy Machinery                                       2.9%
Transportation                                        2.8%
Metals                                                2.6%
Chemicals                                             2.5%
Retailers                                             2.5%
Automotive                                            1.9%
Media - Broadcasting & Publishing                     1.8%
Commercial Services                                   1.7%
Multiple Utilities                                    1.6%
Electric Utilities                                    1.5%
Real Estate                                           1.5%
Entertainment & Leisure                               1.4%
Forest Products & Paper                               1.0%
Industrial - Diversified                              1.0%
Computer Software & Processing                        0.8%
Advertising                                           0.7%
Aerospace & Defense                                   0.7%
Food Retailers                                        0.5%
Office Equipment                                      0.5%
Building Materials                                    0.4%
Airlines                                              0.3%
Health Care Providers                                 0.1%
Other assets in excess of liabilities                 4.0%
                                                   100.00%
----------------------------------------------------------



The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE EMERGING GROWTH FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Emerging Growth Fund

WESTFIELD CAPITAL MANAGEMENT, INC.

As we entered 2001 with the anticipation of further earnings disappointments and tempered guidance from corporate America, small capitalization and aggressive growth stocks were weak. Technology continued its rapid descent as corporate America cut capital budgets. Employee layoffs became the norm in the technology sector and added to the weakening economy. Westfield continued to focus on companies with the ability to grow earnings despite a slowing economy, continuing to be overweight healthcare, financials and energy.

During the spring of 2001, the market was challenging with the US economy slowing and earnings disappointments across industries. Healthcare and biotechnology stocks continued to put up strong earnings numbers despite the slowing economy. Lower interest rates helped financial holdings in the portfolio, primarily the fast growing niche banks. Our energy outlook continued to be positive, however, the supply/demand situation was not as attractive as it had been in early 2000. Seeing tremendous overcapacity in the technology sector, the portfolio remained underweight the group. With no one industry performing particularly well going into the summer, we continued to manage risk with our disciplined low price/earnings to growth rate style.

While the markets began to rally in October, the environment was difficult for stocks across the board as fundamentals continued to be weak. The Technology sector was the best performing group in the fourth quarter, as stocks rallied from low levels after a sharp sell-off in the 3rd quarter. Our technology exposure doubled during the 4th quarter, though we remain underweight versus the benchmarks. We continue to add selectively to our technology holdings, but only in what we consider well-managed companies where expected future earnings prospects justify current valuations.

The Energy sector staged an impressive rally in the 4th quarter after under-performing during the 3rd quarter. We believe the long-term supply/demand outlook is superb and, when the economy turns, the sector should benefit. We are selectively adding to the Consumer sector where several stocks are down to valuation levels that meet our buy criteria. These companies should benefit disproportionately from an economic upturn due to significant stimulus from Government spending and lower interest rates.

We remain quite optimistic as we enter 2002. Massive fiscal and monetary stimulus, lower energy prices and low inventory levels across industries, bodes well for the economy. In the past, the small cap growth sector has significantly outperformed as the economy comes out of recession. We like the way the product is positioned to benefit from a return to cyclical growth in 2002.

TCW INVESTMENT MANAGEMENT COMPANY

As we reflect upon the year just ended, we are hard pressed to find a comparable period: economic recession, tech-wreck debacle, and the September 11th tragedy. Despite these turbulent episodes in our history we successfully navigated the year and managed a significant performance gain for the portion of the Fund's portfolio that we manage. Our focus on stock picking along with a building up of the economic sensitive portion of the portfolio positioned us for a great year. Moreover we continue to believe portfolio, as it stands, should perform handsomely throughout 2002.

  TOUCHSTONE EMERGING GROWTH FUND

The Fund's portfolio staged a dramatic rebound during the quarter from September's sharp decline as terrorist and recession fears gave way to hopes for economic recovery. For the December quarter the TCW portion of the Touchstone Emerging Growth Fund's portfolio appreciated 30.29% versus a gain of 21.08% for the Russell 2000 Index.

Prior to the September 11 tragedy the U.S. economy was showing signs of bottoming following a year long period of near recession. We had started positioning the portfolio to benefit from an eventual economic recovery as the managements of many of our company holdings indicated their inventory levels had been reduced and end demand was picking up. Ironically, it now appears that the September shock should increase the odds for a recovery in 2002. The aggressive government policy decisions brought on by the September market correction should provide substantial stimulus to an economy at the inflection point of recovery. The Federal Reserve Board's interest rate reductions should encourage mortgage refinancing, thus funneling billions of incremental consumer dollars into the economy. Moreover, as we enter the New Year we can expect passage of the government's economic stimulus package.

During September's stock market correction, we continued to add to positions in the battered stocks of the travel and leisure industries: Southwest Airlines, Carnival Cruise Lines and Starwood Hotels. We also added Unisys, the information technology services provider, and Toll Brothers, the homebuilder. While we feel sanguine about the long-term fundamentals of our holdings, there is always risk that the economy remains stagnant for an indefinite period, thus retarding the revenue growth required for profit expansion at our companies. We believe this could force a temporary pull back in stock prices. However, given the attractive valuations of our portfolio holdings the risk-reward favors a strategy with an economic sensitive bent.

Periods of very strong outperformance in small and mid-cap stocks have historically begun in the middle of economic slowdowns. In the eight recessions since World War II, small caps have outperformed the Standard & Poor's 500 in seven out of eight periods following the end of a second quarter of recession. Through mid-2000, large-caps had enjoyed almost five years of outperformance. Since then small and mid caps have outperformed. Moreover, relative valuations of small and mid sized companies suggest this trend can continue.

As research driven value oriented investors we continue to take advantage of market inefficiencies to build a portfolio of solid companies with strong balance sheets and significant upside potential. We look forward to the next economic recovery cycle.

  TOUCHSTONE EMERGING GROWTH FUND

[line chart data]

GROWTH OF A $10,000 INVESTMENT

    Touchstone
    Emerging          Russell 2000
    Growth Fund       (Major Index)

        $10,000        $10,000
 12/94   10,100         10,268
         10,330         10,741
         10,980         11,738
         11,950         12,898
 12/95   12,077         13,177
         12,677         13,850
         13,266         14,543
         13,011         14,592
 12/96   13,425         15,351
         13,051         14,557
         15,482         16,917
         17,947         19,435
 12/97   17,945         18,784
         19,634         20,673
         18,970         19,709
         15,288         15,739
 12/98   18,533         18,306
         17,929         17,313
         21,362         20,005
         21,350         18,740
 12/99   27,198         22,197
         32,402         23,768
         33,689         22,869
         36,419         23,093
 12/00   35,253         19,377
         30,215         20,126
         35,131         23,001
         28,244         18,220
12/01    34,329         22,060



[legend data]:

Average Annual Total Return

One Year
Ended
12/31/01
(2.6%)

Five Years
Ended
12/31/01
20.6%

Since
Inception
11/21/94
18.9%


Cumulative Total Return

Since Inception
11/21/94
243.3%


Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on November 21, 1994.

  TOUCHSTONE EMERGING GROWTH FUND

SCHEDULE OF INVESTMENTS

                                                               December 31, 2001

                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 97.1%
  ADVERTISING - 0.2%
   2,420   The Interpublic
           Group of Companies               $    71,487
-------------------------------------------------------
  AEROSPACE & DEFENSE - 0.4%
  12,400   Digital Think Inc.*                  133,920
-------------------------------------------------------
  AIRLINES - 3.0%
  20,300   Atlantic Coast Airlines Holdings*    472,787
  20,400   Skywest                              519,180
   5,300   Southwest Airlines Co.                97,944
-------------------------------------------------------
                                              1,089,911
-------------------------------------------------------
  BANKING - 8.4%
   3,500   Banknorth Group Inc.                  78,820
  25,800   East West Bancorp Inc.               664,350
  24,400   Greater Bay Bancorp                  697,352
  20,800   IndyMac Mortgage Holdings*           486,304
   3,300   Mellon Financial                     124,146
   6,900   Silicon Valley Bancshares*           184,437
  24,000   Southwest Bancorp of Texas*          726,480
   2,200   Valley National Bank                  72,490
-------------------------------------------------------
                                              3,034,379
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 0.6%
   2,200   CBRL Group                            64,768
   5,900   Hain Celestial Group Inc.*           162,014
-------------------------------------------------------
                                                226,782
-------------------------------------------------------
  CHEMICALS - 0.5%
   1,900   Minerals Technologies Inc.            88,616
   6,300   Solutia Inc.                          88,326
-------------------------------------------------------
                                                176,942
-------------------------------------------------------
  COAL - 1.2%
  18,500   Arch Coal Inc.                       419,950
-------------------------------------------------------
  COMMERCIAL SERVICES - 18.7%
  15,000   Administaff*                         411,150
   2,100   Anixter International Inc.*           60,921
  60,000   Career Education*                  2,056,800
  21,000   DeVry*                               597,450
  24,600   Forrester Research*                  495,444
  26,200   NDCHealth Corporation                905,210
  30,100   Quinttiles Transnational Corp.*      484,008
  16,000   Stericycle*                          974,080
   2,000   Valassis Communications Inc.*         71,240
  23,300   Waste Connections Inc.*              722,067
-------------------------------------------------------
                                              6,778,370
-------------------------------------------------------
  COMMUNICATIONS - 1.5%
  22,300   Advanced Fibre Communication*        394,041
   5,100   Charter Communications Inc.*          83,793
   3,600   Powerwave Technologies*               62,208
-------------------------------------------------------
                                                540,042
-------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 4.8%
   5,600   Gartner Group Inc., Class A*          65,464
   5,300   Macromedia*                           94,340
   2,200   Networks Associates Inc.*             56,870
  12,500   Precise Software Solutions*          258,250
   4,700   Renaissance Learning*                143,209
  25,800   Smartforce Plc ADR*                  638,550
   7,600   THQ*                                 368,372
   8,000   Unisys Corp.*                        100,320
-------------------------------------------------------
                                              1,725,375
-------------------------------------------------------



                                                 Value
   Shares                                      (Note 1)

  COMPUTERS & INFORMATION - 0.2%
   3,500   Jabil Circuit*                   $    79,520
-------------------------------------------------------
  COSMETICS & PERSONAL CARE - 0.2%
   2,400   Estee Lauder                          76,944
-------------------------------------------------------
  ELECTRICAL EQUIPMENT - 4.1%
   4,500   American Power Conversion*            65,070
   1,800   Kla-Tencor Corp.*                     89,208
  20,500   Therma-Wave Inc.*                    305,860
  28,200   Wilson Greatbatch Technologies*    1,018,020
-------------------------------------------------------
                                              1,478,158
-------------------------------------------------------
  ELECTRONICS - 3.2%
   3,400   Arrow Electronics*                   101,660
   5,200   LSI Logic*                            82,056
   3,000   National Semiconductor*               92,370
   3,300   PerkinElmer                          115,566
  13,200   Read-Rite*                            87,252
   4,500   Tektronix Inc.*                      116,010
   5,100   Teledyne Technologies Inc.*           83,079
   5,800   Thermo Electron*                     138,388
   7,100   Varian Semiconductor*                245,589
   4,700   Vishay Intertechnology Inc.*          91,650
-------------------------------------------------------
                                              1,153,620
-------------------------------------------------------
  ENTERTAINMENT & LEISURE - 1.8%
   7,700   Metro-Goldwyn-Mayer Inc.*            168,630
  30,500   Six Flags Inc.*                      469,090
-------------------------------------------------------
                                                637,720
-------------------------------------------------------
  FINANCIAL SERVICES - 3.0%
   1,500   Legg Mason Inc.                       74,970
   2,400   Renaissancere Holdings Ltd.          228,960
  17,300   Seacor Smit Inc.*                    802,720
-------------------------------------------------------
                                              1,106,650
-------------------------------------------------------
  FOREST PRODUCTS & PAPER - 0.2%
   1,600   Martin Marietta Materials             74,560
-------------------------------------------------------
  HEALTH CARE PROVIDERS - 5.0%
  29,200   Alliance Imaging Inc.*               356,240
   3,900   Cross Country*                       103,350
  23,900   Manor Care*                          566,669
   8,300   RehabCare Group*                     245,680
  33,700   Select Medical*                      541,896
-------------------------------------------------------
                                              1,813,835
-------------------------------------------------------
  HEAVY MACHINERY - 3.6%
   2,500   Cummins Inc.                          96,350
   2,500   Dover Corp.                           92,675
   3,900   Pall Corp.                            93,834
   3,400   Pentair Inc.                         124,134
  42,300   W-H Energy Services*                 805,815
   2,700   York International                   102,951
-------------------------------------------------------
                                              1,315,759
-------------------------------------------------------
  HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.2%
   1,600   Toll Brothers*                        70,240
-------------------------------------------------------
  HOUSEHOLD PRODUCTS - 0.2%
   2,300   Rohm & Haas Company                   79,649
-------------------------------------------------------
  INDUSTRIAL - DIVERSIFIED - 1.7%
   9,400   Armor Holdings Inc.*                 253,706
   8,700   Brooks Automation Inc.*              353,829
-------------------------------------------------------
                                                607,535
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE EMERGING GROWTH FUND

                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - Continued

  INSURANCE - 4.9%
  12,600   Converium Holding ADR*           $   307,440
  12,000   Everest Re Group Ltd.                848,400
   2,800   Health Net, Inc.*                     60,984
  12,800   Philadelphia Consolidated Holding*   482,688
   5,300   The Phoenix Companies*                98,050
-------------------------------------------------------
                                              1,797,562
-------------------------------------------------------
  LODGING - 0.9%
  14,000   Extended Stay America*               229,600
   3,400   Starwood Hotels & Resorts
           Worldwide Inc. REIT                  101,490
-------------------------------------------------------
                                                331,090
-------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 9.3%
   5,200   Belo Corp.                            97,500
  45,500   Entravision Communications,
           Class A*                             543,725
   3,800   Harte-Hanks Inc.                     107,046
   3,400   Hispanic Broadcasting Corporation*    86,700
  15,600   Information Holdings*                441,636
  39,000   Insight Communications*              942,240
  37,300   Mediacom
           Communications Corp.*                681,098
   1,900   Meredith Corp.                        67,735
   5,700   Readers Digest Association Inc.      131,556
  28,300   Sinclair Broadcast Group, Class A*   267,718
-------------------------------------------------------
                                              3,366,954
-------------------------------------------------------
  MEDICAL SUPPLIES - 1.8%
  66,700   PSS World Medical*                   544,272
   3,900   Teradyne*                            117,546
-------------------------------------------------------
                                                661,818
-------------------------------------------------------
  METALS - 0.5%
   8,600   AK Steel Holding Corp.                97,868
   3,600   Commscope Inc.*                       76,572
-------------------------------------------------------
                                                174,440
-------------------------------------------------------
  OIL & GAS - 6.6%
  71,800   Chesapeake Energy Corp.*             474,598
   3,200   Devon Energy                         123,680
   6,400   Ensco International Inc.             159,040
  13,900   Helmerich & Payne                    463,982
   2,900   Pride International Inc.*             43,790
  54,000   Superior Energy Services*            467,100
  45,176   Varco International Inc.*            676,736
-------------------------------------------------------
                                              2,408,926
-------------------------------------------------------



                                                 Value
   Shares                                      (Note 1)

  PHARMACEUTICALS - 4.4%
  26,000   Albany Molecular Research*       $   688,740
  80,000   Medicines Company*                   927,200
-------------------------------------------------------
                                              1,615,940
-------------------------------------------------------
  RESTAURANTS - 1.9%
  16,300   CEC Entertainment Inc.*              707,257
-------------------------------------------------------
  RETAILERS - 3.7%
   4,000   AnnTaylor Stores Corp.*              140,000
  15,000   Cost Plus Inc.*                      397,500
   7,100   J.C. Penney Company Inc.             190,990
   3,900   RadioShack                           117,390
  11,300   Williams-Sonoma Inc.*                484,770
-------------------------------------------------------
                                              1,330,650
-------------------------------------------------------
  TRANSPORTATION - 0.4%
   5,400   Carnival Corp.                       151,632
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST $28,350,933)                          $35,237,617
-------------------------------------------------------
TOTAL INVESTMENTS AT MARKET VALUE - 97.1%
(COST $28,350,933) (a)                      $35,237,617
CASH AND OTHER ASSETS
NET OF LIABILITIES - 2.9%                     1,067,611
-------------------------------------------------------
NET ASSETS - 100.0%                         $36,305,228
-------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $28,361,561, resulting in gross unrealized appreciation and depreciation of $8,049,217 and $1,173,161, respectively, and net unrealized appreciation of $6,876,056.
ADR - American Depository Receipt
REIT - Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE SMALL CAP VALUE FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Small Cap Value Fund

The Touchstone Small Cap Value Fund increased 14.2% in calendar 2001. This result was substantially better than the benchmark, the Russell 2000 Index, which increased 2.5% for the year. The good performance is largely attributed to the rebound in the information technology sector as well as strong performance from both healthcare and consumer discretionary stocks.

Since its inception in May 1999, this fund has held a higher proportion of information technology stocks than the benchmark. As you know, this sector has suffered great price declines over the past two years from peak values. Nevertheless, Todd Investment Advisors, manager of the Fund, believed that the concentration in technology should be maintained as it reflects the increasing role played by this industry in the world economy. The decline in prices, particularly in early 2001, made the sector even more appealing.

A study of the history of our benchmark, the Russell 2000, shows that value stocks have outperformed growth stocks since 1984. The 10-year and 18-year returns for the Russell Value were 15.1% and 12.9%, while the Russell Growth returns for the same periods were 7.2% and 8.5%. This underperformance in small-cap growth stocks resulted in the selection of technology and healthcare companies by our dividend discount computer model and provided the pleasant result in 2001.

The model identifies companies, that are under-priced in comparison to their intrinsic value. This type of valuation is based upon the well-established principle that the worth of any investment is equal to the present value of all future payments to the owner. During the past year, the combination of significant underperformance in small-cap growth stocks coupled with our valuation discipline, led the portfolio to the overweight positions in both information technology and healthcare.

As an overall strategy, we strive to own a portfolio of companies which sell at a discount to their intrinsic values relative to the Russell 2000 benchmark. The chart presented below demonstrates this policy as well as price to earnings and growth rates relative to the benchmark. The chart reflects that the portfolio's superior projected growth is priced at a significant value discount to the Russell 2000 benchmark.

                            Price/
                           Intrinsic               P/E             EPS Growth
                             Value               (Norm)              (Higher
                        (Better Value)         (Lower P/E)        Proj. Growth)
                          ----------           ----------          -----------
 Touchstone Small
    Cap Value Fund            0.88              22.0x                19.0%
 Russell 2000                 1.43              32.2x                15.0%

  TOUCHSTONE SMALL CAP VALUE FUND

SMALL CAPS VS LARGE CAP STOCKS

Small company stocks lagged the performance of large company stocks for the 15 years ending in 1998. Large-cap stocks returned 17.9% for the period compared to the 11.0% return for small-cap stocks. In 1999, however, they began a three-year period of outperformance. We believe this is the start of a secular trend that may well last for several years. We may, in fact, see a repeat of the years between 1974 and 1983 when small company stocks outperformed for nine consecutive years. The values of small-cap stocks now are even more attractive than they were during that period.

Several studies show that small-cap stocks continue to outperform at the end of recessions, bear markets and Federal Reserve easing cycles. Thus, even following our strong performance in 2001, the Touchstone Small Cap Value Fund is still well positioned to take advantage of the upside potential in the small-cap sector.

[line chart data]

GROWTH OF A $10,000 INVESTMENT

     Touchstone                         Russell
     Small Cap         Russell 2000     2000 Value
     Value Fund        (Major Index)    (Minor Index)


5/99    $10,000        $10,000         $10,000
6/99     10,710         10,605          10,680
9/99     10,090          9,934           9,844
12/99    11,790         11,767           9,995
3/00     14,110         12,600          10,377
6/00     13,280         12,124          10,579
9/00     11,960         12,243          11,354
12/00     9,465         10,273          12,274
3/01      9,019         10,669          12,395
6/01     10,505         12,193          13,845
9/01      7,763          9,658          11,998
12/01    10,805         11,694          14,004



[legend data]:

Average Annual Total Return

One Year
Ended
12/31/01
14.2%

Since
Inception
05/01/99
2.9%


Cumulative Total Return

Since Inception
05/01/99
8.1%



Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on May 1, 1999.

  TOUCHSTONE SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS
                                                               December 31, 2001

                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 97.9%
  BANKING - 4.0%
   5,000   First Fed Financial *            $   128,150
   2,500   Flagstar Bancorp                      50,325
   7,000   Staten Island Bancorp                114,170
  10,000   Sterling Bancshares Inc.             125,200
-------------------------------------------------------
                                                417,845
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 1.5%
   6,500   United Natural Foods Inc.*           162,500
-------------------------------------------------------
  CHEMICALS - 0.6%
   5,000   Schulman                              68,250
-------------------------------------------------------
  COMMERCIAL SERVICES - 15.6%
  22,000   Keith Companies Inc.*                223,942
  70,400   Orchid Biosciences*                  387,200
   7,500   Pharmaceutical
           Product Development*                 242,325
   8,000   Right Management Consultants*        138,400
  15,000   SFBC International*                  307,500
   6,200   Wackenhut Corrections*                85,932
   4,700   Waste Connections Inc.*              145,653
  25,400   Workflow Management Inc.*            121,158
-------------------------------------------------------
                                              1,652,110
-------------------------------------------------------
  COMMUNICATIONS - 7.2%
  13,450   Audiovox Corp., Class A*             100,337
  10,000   Comtech Telecommunications*          124,000
  40,000   Corvis Corp.*                        129,200
  17,000   Gentner Communications*              283,560
  20,500   ONI Systems Corp.*                   128,535
-------------------------------------------------------
                                                765,632
-------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 4.0%
  34,300   Applix Inc.*                          48,020
  10,000   Efunds Corp.*                        137,500
   6,102   Lightbridge Inc.*                     74,139
   1,000   Quality Systems*                      16,310
  11,000   Tumbleweed Communications*            65,340
  13,400   Xeta Corp.*                           77,720
-------------------------------------------------------
                                                419,029
-------------------------------------------------------
  COMPUTERS & INFORMATION - 3.9%
  60,000   Dot Hill Systems *                   100,800
  10,000   MCSI Inc.*                           234,500
  19,180   Troy Group Inc.*                      77,679
-------------------------------------------------------
                                                412,979
-------------------------------------------------------
  ELECTRIC UTILITIES - 1.3%
   4,000   Black Hills Corp.                    135,360
-------------------------------------------------------
  ELECTRICAL EQUIPMENT - 1.2%
   7,000   Powell Industries Inc.*              131,390
-------------------------------------------------------
  ELECTRONICS - 11.1%
   4,700   Alliance Semiconductor Corp.*         56,776
   5,100   Excel Technology Inc.*                88,740
  15,450   Hauppauge Digital Inc.*               33,527
  53,100   MRV Communications Inc.*             225,144
  10,000   Pemstar Inc.*                        120,000
  22,350   Ramtron International Corp.*         100,352
   9,000   Storage Technology*                   86,760
  25,000   Stratos Lightwave Inc.*              153,750



                                                 Value
   Shares                                      (Note 1)

  ELECTRONICS - Continued
   4,500   Trimble Navigation*              $    72,945
  14,000   Ultratech Stepper Inc.*              231,280
-------------------------------------------------------
                                              1,169,274
-------------------------------------------------------
  ENTERTAINMENT & LEISURE - 1.8%
  10,000   Jakks Pacific*                       189,500
-------------------------------------------------------
  FINANCIAL SERVICES - 10.6%
  18,000   American Home Mortgage Holdings      217,800
   5,000   Capitol Federal Financial            104,200
   9,000   Doral Financial Corp.                280,890
   5,100   Glenborough Realty Trust, Inc. REIT   98,940
  15,000   Headwaters*                          171,900
   5,000   IStar Financial                      124,750
  11,000   Knight Trading Group*                121,220
-------------------------------------------------------
                                              1,119,700
-------------------------------------------------------
  HEALTH CARE PROVIDERS - 1.0%
   4,900   Health Net Inc.*                     106,722
-------------------------------------------------------
  HEAVY MACHINERY - 6.8%
   8,000   Engineered Support Systems Inc.      273,680
  20,000   Entegris Inc.*                       219,200
   5,000   Insituform Technologies, Class A*    127,900
  37,300   Mechanical Technology Inc.*          102,202
-------------------------------------------------------
                                                722,982
-------------------------------------------------------
  HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.5%
   2,500   Quixote Corp.                         47,500
-------------------------------------------------------
  INDUSTRIAL - DIVERSIFIED - 1.1%
   3,000   Armor Holdings Inc.*                  80,970
   2,000   Shuffle Master Inc.*                  31,340
-------------------------------------------------------
                                                112,310
-------------------------------------------------------
  INSURANCE - 4.1%
   2,500   Clark/Bardes Inc.*                    63,075
   3,000   Philadelphia Consolidated Holding*   113,130
   8,000   Scottish Annuity & Life Holding      154,800
   4,800   Selective Insurance Group            104,304
-------------------------------------------------------
                                                435,309
-------------------------------------------------------
  MEDICAL SUPPLIES - 3.9%
  38,400   Lasersight Inc.*                      23,808
  12,500   Lumenis Ltd.*                        246,250
   7,000   North American Scientific*            93,800
   3,000   Parexel International*                43,050
-------------------------------------------------------
                                                406,908
-------------------------------------------------------
  METALS - 1.3%
  11,000   Maverick Tube Corp.*                 142,450
-------------------------------------------------------
  OIL & GAS - 7.5%
   5,300   Energen Corp.                        130,645
   6,700   Key Productions Company Inc.*        113,900
  16,000   Seitel Inc.*                         217,600
   4,000   Tom Brown Inc.*                      108,040
   9,300   Unit Corp.*                          119,970
   7,000   Vintage Petroleum Inc.               101,150
-------------------------------------------------------
                                                791,305
-------------------------------------------------------
  PHARMACEUTICALS - 1.9%
  17,000   Hi-Tech Pharmacal Co. Inc.*          201,450
-------------------------------------------------------
  REAL ESTATE - 1.0%
  10,000   Anthracite Capital REIT              109,900
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

 TOUCHSTONE SMALL CAP VALUE FUND

                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - Continued

  RESTAURANTS - 1.8%
  12,000   Buca Inc.*                       $   194,520
-------------------------------------------------------
  RETAILERS - 3.5%
  26,300   Enesco Group*                        165,690
   6,000   J. Jill Group Inc.*                  129,180
   3,000   Wet Seal Inc.*                        70,650
-------------------------------------------------------
                                                365,520
-------------------------------------------------------
  TRANSPORTATION - 0.7%
  18,000   OMI Corp.*                            71,640
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST $12,780,261)                          $10,352,085
-------------------------------------------------------



                                                 Value
                                               (Note 1)

TOTAL INVESTMENTS AT MARKET VALUE  - 97.9%
(COST $12,780,261) (a)                      $10,352,085
-------------------------------------------------------
CASH AND OTHER ASSETS
NET OF LIABILITIES - 2.1%                       224,669
-------------------------------------------------------
NET ASSETS - 100.0%                         $10,576,754
-------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $12,906,220, resulting in gross unrealized appreciation and depreciation of $671,270 and $3,225,405, respectively, and net unrealized depreciation of $2,554,135.
REIT - Real Estate Investment Trust


The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE GROWTH/VALUE FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Growth/Value Fund

This past year's markets and economy have been frustrating and difficult for all of us. The National Bureau of Economic Research (NBER) made it official when it declared that a recession began in March 2001. The U.S. economy remains weak and expectations for a near-term recovery are low. Although most pundits expect business activity to rebound in the second half of 2002, near-term and long-term prospects already appear to be improving.

In our opinion, the bear market ended on September 21 and we are now in the early stages of a new, broad-based bull market. The best investment opportunities today appear to be in equities. The post September 11 macroeconomic and political changes affecting the financial markets and our economy seem to be enduring.

The Fund's performance this past year was particularly affected by its technology and telecommunications holdings, initially continuing its decline from its peak in 2000, then strongly rebounding since September 21, 2001.

Although near-term financial market volatility persists, an upside bias appears to exist. The economy should begin to benefit from a host of factors that will mitigate the current weakness and set the stage for a healthy expansion. Manufacturing activity could be on the verge of a recovery, having been in recession for over one year with massive inventory liquidation. The Institute of Supply Management's (ISM) monthly manufacturing index (formerly known as the NAPM manufacturing survey) for December rose to its highest point since October 2000. The "new orders" category, a leading indicator for the whole index, jumped over six points to 54.9, its highest level since April 2000.

Consumption has stayed resilient during the downturn and reflects the consumer's improving financial condition throughout the year. Non-farm payrolls fell by $124,000 last month, their slowest pace of decline since August. Average hourly earnings rose 0.5% in December from November and stand 4.1% higher than they did one year ago, suggesting that workers are experiencing a healthy gain in income, one that can sustain consumer spending.

Falling energy prices, low interest rates, accelerating monetary growth, and tax relief have enhanced prospects for corporate cash flow increases in 2002. The geopolitical realignment allying the U.S. with Russia and China may be beneficial to our longer-term economic prospects for energy supplies and new markets for our goods.

The ability of stock prices to sustain the advances made, despite recent and economic stresses, (i.e. Enron, unemployment), highlights the resiliency of the equity market. Investors appear to be placing greater emphasis upon indications of improving rather than deteriorating trends. Overweighting in the healthcare and technology sectors in the portfolio has provided very good performance since September 21 and should serve us well at this early stage of the new bull market. We have also increased our weighting in the financial services sector and commenced investing in certain business services and transportation companies.

  TOUCHSTONE GROWTH/VALUE FUND

Although investors have suffered losses for the last two years, equities have not endured three straight yearly declines since the Great Depression. Given the unprecedented monetary stimulus and the positive fiscal packages working their way into the economy, 2002 should prove to be a rewarding year for investors.

Visit us online at www.VirtualMoneyManager.com for continuing commentary on events that are affecting the current capital markets.

[line chart data]

GROWTH OF A $10,000 INVESTMENT


         Touchstone
         Growth/Value   S&P 500
         Fund           (Major Index)

3/01     10,000         10,000
6/01     9,800          9,822
9/01     7,280          8,380
12/01    8,650          9,276


[legend data]:

Average Annual Total Return

Since Inception
05/01/01
(13.5%)



Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on May 1, 2001.

  TOUCHSTONE GROWTH/VALUE FUND

SCHEDULE OF INVESTMENTS
                                                               December 31, 2001

                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 95.9%
  AEROSPACE & DEFENSE - 2.0%
   2,500   Lockheed Martin                  $   116,675
-------------------------------------------------------
  BANKING - 4.6%
   3,500   Bank One                             136,675
   2,500   Citigroup                            126,200
-------------------------------------------------------
                                                262,875
-------------------------------------------------------
  BIOTECHNOLOGY - 9.8%
   2,200   Amgen Inc.*                          124,168
   2,600   Genentech Inc.*                      141,050
   2,500   Genzyme*                             149,650
   2,500   Invitrogen*                          154,825
-------------------------------------------------------
                                                569,693
-------------------------------------------------------
  BUILDING MATERIALS - 2.7%
   3,100   Home Depot                           158,131
-------------------------------------------------------
  CHEMICALS - 1.8%
   2,400   Pharmacia                            102,360
-------------------------------------------------------
  COMMERCIAL SERVICES - 4.8%
   3,000   Fedex*                               155,640
   1,700   Quest Diagnostics*                   121,907
-------------------------------------------------------
                                                277,547
-------------------------------------------------------
  COMMUNICATIONS - 0.9%
   2,200   Nokia OYJ ADR                         53,966
-------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 14.5%
   3,600   Brocade Communications
           Systems Inc.*                        119,232
   2,200   Electronic Data Systems              150,810
   1,900   Microsoft*                           125,875
  10,100   Oracle Corp.*                        139,481
   3,700   PeopleSoft Inc.*                     148,740
   3,500   Veritas Software *                   156,905
-------------------------------------------------------
                                                841,043
-------------------------------------------------------
  COMPUTERS & INFORMATION - 9.6%
   7,300   Cisco Systems*                       132,203
   8,800   EMC Corp.*                           118,272
   1,400   International Business Machines      169,344
  11,000   Sun Microsystems*                    135,740
-------------------------------------------------------
                                                555,559
-------------------------------------------------------
  ELECTRICAL EQUIPMENT - 2.3%
   3,400   Novellus Systems Inc.*               134,130
-------------------------------------------------------



                                                 Value
   Shares                                      (Note 1)

  ELECTRONICS - 10.8%
   2,700   Analog Devices*                  $   119,853
   3,050   Applied Materials*                   122,305
   3,400   Broadcom*                            138,958
   4,500   Intel                                141,525
   3,750   Texas Instruments Inc.               105,000
-------------------------------------------------------
                                                627,641
-------------------------------------------------------
  FINANCIAL SERVICES - 2.1%
   2,375   Merrill Lynch                        123,785
-------------------------------------------------------
  HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 2.1%
   3,000   General Electric                     120,240
-------------------------------------------------------
  INSTRUMENTS-SCIENTIFIC - 2.1%
   2,000   Millipore                            121,400
-------------------------------------------------------
  MEDICAL SUPPLIES - 5.6%
   3,800   Applera                              149,226
   1,000   Teradyne*                             30,140
   3,700   Waters*                              143,375
-------------------------------------------------------
                                                322,741
-------------------------------------------------------
  PHARMACEUTICALS - 15.2%
   2,900   Biovail*                             163,125
   1,600   Eli Lilly & Co.                      125,664
   3,025   IDEC Pharmaceuticals*                208,513
   3,100   MedImmune Inc.*                      143,685
   2,800   Pfizer                               111,580
   3,900   Protein Design Labs Inc.*            127,920
-------------------------------------------------------
                                                880,487
-------------------------------------------------------
  RETAILERS - 5.0%
   3,700   Target                               151,885
   2,400   Wal-Mart Stores                      138,120
-------------------------------------------------------
                                                290,005
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST $5,763,882)                           $ 5,558,278
-------------------------------------------------------
TOTAL INVESTMENTS AT MARKET VALUE - 95.9%
(COST $5,763,882) (a)                       $ 5,558,278
-------------------------------------------------------
CASH AND OTHER ASSETS
NET OF LIABILITIES - 4.1%                       234,733
-------------------------------------------------------
NET ASSETS - 100.0%                         $ 5,793,011
-------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $5,763,882, resulting in gross unrealized appreciation and depreciation of $279,605 and $485,209, respectively, and net unrealized depreciation of $205,604.
ADR - American Depository Receipt



The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE EQUITY FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Equity Fund

The business cycle is alive and well. For the last two years, the equity markets have fought a losing battle against a slowing economy with corporate profits remaining elusive. But there are very encouraging signs that the economy has reached an inflection point, and that growth could return by the second half of the year. Scattered economic statistics announced during the final three months of 2001 foreshadowed an end to the recession, and encouraged a more positive investor outlook. Stock prices were also boosted by a rebound from the "oversold" market trough of September 21st. Three additional interest rate cuts by the Federal Reserve, totaling 1.5%, provided the assurance that the Fed would do everything it could to foster a recovery.

Believing that the worst was priced into the market in September, coupled with economic stimulus at historically high levels, we made several key purchases in the technology, retail, and financial sectors early in the fourth quarter. This proved to be a profitable strategy and led us to significant positive performance for that period.

We remain encouraged by recent trends in manufacturing, consumer confidence, stock market, interest rates, and productivity. Historically, stocks have performed very well when coming out of recessions aided by the immense liquidity from monetary policy and the profit margin enhancements achieved by re-organizations within corporate America. We are not, however, expecting the recovery to be a straight line. It will likely be a two-step-forward, one-step-back progression. We advocate patience and a watchful eye to achieve investment success in the New Year.

[line chart data]

GROWTH OF A $10,000 INVESTMENT

                                       S&P/Barra
      Touchstone      S&P 500          Growth
      Equity Fund     (Major Index)    (Minor Index)

3/01    $10,000        $10,000           $10,000
6/01      9,590          9,822             9,888
9/01      7,680          8,380             8,582
12/01     8,990          9,276             9,700


[legend data]:

Average Annual Total Return

Since Inception
05/01/01
(10.1%)




Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on May 1, 2001.

  TOUCHSTONE EQUITY FUND

SCHEDULE  OF INVESTMENTS
                                                               December 31, 2001

                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 92.2%
  ADVERTISING - 2.5%
   2,700   Omnicom                          $   241,245
-------------------------------------------------------
  AUTOMOTIVE - 1.5%
   2,600   Harley-Davidson Inc.                 141,206
-------------------------------------------------------
  BANKING - 2.6%
   5,000   Citigroup                            252,400
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 2.2%
   4,400   Pepsico                              214,236
-------------------------------------------------------
  BUILDING MATERIALS - 6.9%
   6,100   Home Depot                           311,161
   7,500   Lowes Company's Inc.                 348,075
-------------------------------------------------------
                                                659,236
-------------------------------------------------------
  COMMERCIAL SERVICES - 4.1%
   2,250   Apollo Group, Inc., Class A*         101,272
   9,000   Concord EFS Inc.*                    295,020
-------------------------------------------------------
                                                396,292
-------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 12.5%
   5,200   Brocade Communications
           Systems Inc.*                        172,224
   6,100   Microsoft*                           404,125
   6,000   Siebel Systems Inc.*                 167,880
   9,200   SunGard Data Systems Inc.*           266,156
   4,100   Veritas Software*                    183,803
-------------------------------------------------------
                                              1,194,188
-------------------------------------------------------
  COMPUTERS & INFORMATION - 6.6%
  12,900   Cisco Systems*                       233,619
   3,250   International Business Machines      393,120
-------------------------------------------------------
                                                626,739
-------------------------------------------------------
  COSMETICS & PERSONAL CARE - 1.7%
   2,800   Colgate-Palmolive Co.                161,700
-------------------------------------------------------
  ELECTRONICS - 7.5%
   6,000   Analog Devices*                      266,340
  10,000   Intel                                314,500
   3,000   Qlogic*                              133,530
-------------------------------------------------------
                                                714,370
-------------------------------------------------------
  ENTERTAINMENT & LEISURE - 1.6%
   4,800   AOL Time Warner Inc.*                154,080
-------------------------------------------------------
  FINANCIAL SERVICES - 3.8%
   3,400   Federal Home Loan
           Mortgage Corporation                 222,360
   3,200   SEI Investments Co.                  144,352
-------------------------------------------------------
                                                366,712
-------------------------------------------------------



                                                 Value
   Shares                                      (Note 1)

  HEALTH CARE PROVIDERS - 1.9%
  10,100   Health Management
           Associates Inc.*                 $   185,840
-------------------------------------------------------
  HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 3.0%
   7,100   General Electric                     284,568
-------------------------------------------------------
  INDUSTRIAL - DIVERSIFIED - 4.3%
   7,000   Tyco International                   412,300
-------------------------------------------------------
  INSURANCE - 2.3%
   2,800   American International Group         222,320
-------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 2.3%
   5,500   Univision Communications Inc.*       222,530
-------------------------------------------------------
  MEDICAL SUPPLIES - 4.9%
   3,500   Baxter International                 187,705
   5,500   Medtronic Inc.                       281,655
-------------------------------------------------------
                                                469,360
-------------------------------------------------------
  PHARMACEUTICALS - 14.1%
   4,000   Amgen Inc.*                          225,760
   3,200   Cardinal Health                      206,912
   2,200   Forest Laboratories Inc.*            180,290
   1,600   Genentech Inc.*                       86,800
   5,650   King Pharmaceuticals Inc.*           238,035
   2,000   MedImmune Inc.*                       92,700
   8,000   Pfizer                               318,800
-------------------------------------------------------
                                              1,349,297
-------------------------------------------------------
  RETAILERS - 5.0%
   6,500   Bed Bath & Beyond Inc.*              220,350
   3,500   Best Buy Company*                    260,680
-------------------------------------------------------
                                                481,030
-------------------------------------------------------
  TELEPHONE SYSTEMS - 0.9%
   9,250   Broadwing*                            87,875
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST $8,727,860)                           $ 8,837,524
-------------------------------------------------------
TOTAL INVESTMENTS AT MARKET VALUE - 92.2%
(COST $8,727,860) (a)                       $ 8,837,524
CASH AND OTHER ASSETS
NET OF LIABILITIES - 7.8%                       744,838
-------------------------------------------------------
NET ASSETS - 100.0%                         $ 9,582,362
-------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $8,743,073, resulting in gross unrealized appreciation and depreciation of $589,136 and $494,685, respectively, and net unrealized appreciation of $94,451.

The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE ENHANCED 30 FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Enhanced 30 Fund

The year 2002 will be a year of healing and recovery, both emotional and financial. Our war against the Bin Ladens of the world will go underground... bombing will be replaced by intelligence efforts, spies, and high tech surveillance. Normalcy will return. We believe the economy will begin a more sustained recovery in the second half of this year.

The world, in our opinion, is a different place since September 11th. Increased costs for transportation, maintaining inventories, security, and insurance will weigh on profit margins, and continued economic apprehension should diminish the pace of revenue growth.

Other than the 50% market collapse in 1973-1974, the 22% decline in the S&P 500 stock index over the last two years is the worst two calendar year period in the stock market since the depression of the 1930's. We expect inflation will decline slightly to 1.5%, which is the usual course after a recession, while treasury yields and mortgage rates remain at approximately the same levels. Dow earnings should recover about 25%, getting back up to the level of two years ago.

The year 2001 saw the popular S&P 500 Index experience an 11.9% negative total return, and the Dow Industrial Average was down 5.5%. Likewise, the Touchstone Enhanced 30 Fund had a 11.5% loss. The cumulative return over the last 32 months (since inception) is -8.9%, which compares favorably with the -11.9% for the S&P 500, but lagged the -3.0% return for the Dow.

It is interesting to note that over the last ten years, the Dow has returned more than the S&P 500... 14.9% versus 12.9%. Thus, the Dow Industrial Average remains a challenging benchmark.

The Touchstone Enhanced 30 Fund currently has eight substitutions. They include Bristol-Myers, Bank of America, Cisco Systems, Computer Sciences, El Paso Corp., Equity Office Prop., Kimberly-Clark and Pfizer. The stocks replaced include AT&T, Alcoa, Caterpillar, Eastman Kodak, General Motors, International Paper, Philip Morris and Procter & Gamble.

Our emphasis on growth and stability versus the Dow is demonstrated in the table below:

                                   Price
                                 Earnings         Projected         Earnings
                                   Ratio         EPS Growth        Variability
                                (Same P/E)     (Faster Growth)   (Less Cyclical)
                                 --------       ------------       -----------

 Touchstone Enhanced 30 Fund       23.0x            12%               0.12
 Dow Jones Industrial Average      23.0x            11%               0.15

  TOUCHSTONE ENHANCED 30 FUND

[line chart data]

GROWTH OF A $10,000 INVESTMENT


                        Dow Jones
         Touchstone     Industrial
         Enhanced       Average
         30 Fund        (Major Index)

5/99    $10,000        $10,000
6/99     10,160         10,169
9/99      9,600          9,581
12/99    10,599         10,656
3/00     10,569         10,124
6/00     10,308          9,685
9/00     10,358          9,873
12/00    10,286          9,999
3/01      9,255          9,156
6/01      9,457          9,734
9/01      8,144          8,201
12/01     9,109          9,289



[legend data]:

Average Annual Total Return

One Year
Ended
12/31/01
(11.5%)

Since
Inception
05/01/99
(8.9%)


Cumulative Total Return

Since Inception
05/01/99
(8.9%)



Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on May 1, 1999.

  TOUCHSTONE ENHANCED 30 FUND

SCHEDULE OF  INVESTMENTS
                                                               December 31, 2001

                                                 Value
   Shares                                      (Note 1)
COMMON STOCKS - 99.7%
  AEROSPACE & DEFENSE - 7.3%
  10,900   Boeing                           $   422,702
  11,400   Honeywell International              385,548
-------------------------------------------------------
                                                808,250
-------------------------------------------------------
  BANKING - 8.6%
   8,100   Bank of America                      509,895
   8,666   Citigroup                            437,460
-------------------------------------------------------
                                                947,355
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 5.5%
   6,900   Coca-Cola                            325,335
  10,600   McDonald's                           280,582
-------------------------------------------------------
                                                605,917
-------------------------------------------------------
  BUILDING MATERIALS - 4.0%
   8,600   Home Depot                           438,686
-------------------------------------------------------
  CHEMICALS - 3.6%
   9,200   Du Pont (E.I.) De Nemours            391,092
-------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 6.3%
   4,400   Computer Sciences*                   215,512
   7,200   Microsoft*                           477,000
-------------------------------------------------------
                                                692,512
-------------------------------------------------------
  COMPUTERS & INFORMATION - 6.9%
   6,900   Cisco Systems*                       124,959
   7,400   Hewlett-Packard                      151,996
   4,000   International Business Machines      483,840
-------------------------------------------------------
                                                760,795
-------------------------------------------------------
  ELECTRONICS - 2.5%
   8,900   Intel                                279,905
-------------------------------------------------------
  ENTERTAINMENT & LEISURE - 1.9%
  10,000   Walt Disney Company (The)            207,200
-------------------------------------------------------
  FINANCIAL SERVICES - 6.8%
   7,830   American Express                     279,453
  12,839   J.P. Morgan Chase & Co.              466,697
-------------------------------------------------------
                                                746,150
-------------------------------------------------------
  HEAVY MACHINERY - 4.2%
   7,200   United Technologies                  465,336
-------------------------------------------------------
  HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 2.8%
   7,600   General Electric                     304,608
-------------------------------------------------------



                                                 Value
   Shares                                      (Note 1)

  HOUSEHOLD PRODUCTS - 3.6%
   6,600   Kimberly-Clark                   $   394,680
-------------------------------------------------------
  INDUSTRIAL - DIVERSIFIED - 4.9%
   4,600   Minnesota Mining
           & Manufacturing (3M)                 543,766
-------------------------------------------------------
  MEDICAL SUPPLIES - 5.0%
   9,400   Johnson & Johnson                    555,540
-------------------------------------------------------
  OIL & GAS - 6.6%
   8,200   El Paso                              365,802
   9,296   Exxon Mobil                          365,333
-------------------------------------------------------
                                                731,135
-------------------------------------------------------
  PHARMACEUTICALS - 9.4%
   6,900   Bristol-Myers Squibb                 351,900
   5,400   Merck                                317,520
   9,200   Pfizer                               366,620
-------------------------------------------------------
                                              1,036,040
-------------------------------------------------------
  REAL ESTATE - 2.7%
   9,900   Equity Office Properties REIT        297,792
-------------------------------------------------------
  RETAILERS - 3.9%
   7,400   Wal-Mart Stores                      425,870
-------------------------------------------------------
  TELEPHONE SYSTEMS - 3.2%
   9,000   SBC Communications                   352,530
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST $11,701,093)                          $10,985,159
-------------------------------------------------------
TOTAL INVESTMENTS AT MARKET VALUE - 99.7%
(COST $11,701,093) (a)                      $10,985,159
CASH AND OTHER ASSETS
NET OF LIABILITIES - 0.3%                        34,718
-------------------------------------------------------
NET ASSETS - 100.0%                         $11,019,877
-------------------------------------------------------

Notes to the Schedule of Investments:
 *   Non-income producing security.
 (a) The aggregate identified cost for federal income tax purposes is $11,701,093, resulting in gross unrealized appreciation and depreciation of $682,833 and $1,398,767, respectively, and net unrealized depreciation of $715,934.
REIT - Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE VALUE PLUS FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Value Plus Fund

The Touchstone Value Plus Fund seeks to increase the value of Fund shares over the long term by primarily investing in common stock of larger companies which are believed to be priced lower than their true value. The Fund looks for companies with proven management, unique features or advantages, stable-to-improving fundamentals with a catalyst present to unleash the under-valuation.

The past twelve months have been a volatile period for the stock market and one in which the need for a patient and disciplined approach to stock investing could not have been more important. 2001 finished with a flurry as investors turned their attention from the tragedy of September 11th to an increased focus on higher earnings and an economic turnaround. Swift progress against those responsible for the attacks and an outpouring of patriotism have produced the seeds of recovery for the economy, the stock market and American spirits. Additionally, interest rate cuts provided assurance that the Fed would do everything that it could to foster a recovery. Coupled with promised fiscal stimulus investors have begun to focus on a more positive outlook.

The fourth quarter of 2001 posted the strongest returns in over two years with the S&P 500 Index up 10.7% and NASDAQ Composite up 30.1% for the quarter. The strong returns in the fourth quarter suggests that a rotation was underway from "safe earnings" stocks to economically sensitive companies expected to do well in the anticipated recovery, although they were not sufficient to put stocks into positive return territory for the entire year. The Fund's return for the year ended December 31, 2001 was -0.90%. This compares favorably with the returns of its benchmarks the S&P 500 Index and the S&P Barra Value Index, whose returns for the year were -11.88% and -11.71% respectively.

For 2001, the Fund's best performing sectors were Information Technology and Financials. Communication Services was the worst performing sector. The Fund remains diversified by sector with its largest weightings in Financials, Information Technology and Industrials.

As we move into 2002, it is imperative that companies begin to show the expected earnings growth that the market has discounted into stock prices. We will continue to search for companies that meet our strict criteria, with a focus on those that could benefit from an economic recovery. Currently, we believe that the biggest market risk is a delay in earnings' improvements. Therefore, we remain cautious about the prospects for the stock market until we see a confirmation that the earnings recovery is solidly underway.

  TOUCHSTONE VALUE PLUS FUND

[line chart data]

GROWTH OF A $10,000 INVESTMENT

         Touchstone                    S&P/Barra
         Value Plus    S&P 500         Value
         Fund          (Major Index)   (Minor Index)

5/98    $10,000        $10,000         $10,000
6/99      9,840         10,227           9,934
9/98      8,810          9,210           8,651
12/98    10,211         11,171          10,159
3/99     10,542         11,729          10,449
6/99     11,344         12,556          11,577
9/99     10,321         11,771          10,509
12/99    11,744         13,523          11,451
3/00     11,650         13,833          11,477
6/00     11,451         13,465          10,985
9/00     11,451         13,334          11,953
12/00    12,055         12,290          12,148
3/01     11,498         10,835          11,356
6/01     12,328         11,469          11,856
9/01     10,919          9,785           9,935
12/01    11,948         10,831          10,726


[legend data]:

Average Annual Total Return

One Year
Ended
12/31/01
(0.9%)

Since
Inception
05/01/98
5.0%


Cumulative Total Return

Since Inception
05/01/98
19.5%



Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on May 1, 1998.

  TOUCHSTONE VALUE PLUS FUND

SCHEDULE OF INVESTMENTS
                                                               December 31, 2001

                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 91.2%
  AEROSPACE & DEFENSE - 1.6%
   3,350   Honeywell International          $   113,297
-------------------------------------------------------
  AUTOMOTIVE - 2.8%
   3,225   Magna International, Class A         204,691
-------------------------------------------------------
  BANKING - 5.4%
   2,250   Bank of America                      141,637
   4,905   Charter One Financial                133,171
   3,525   North Fork Bancorp                   112,765
-------------------------------------------------------
                                                387,573
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 4.8%
   4,650   Anheuser Busch Cos Inc.              210,226
   3,300   Safeway Inc.*                        137,775
-------------------------------------------------------
                                                348,001
-------------------------------------------------------
  CHEMICALS - 2.0%
   3,300   Du Pont (E.I.) De Nemours            140,283
-------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 3.0%
   6,175   Computer Associates International    212,976
-------------------------------------------------------
  COMPUTERS & INFORMATION - 7.8%
   8,300   Hewlett-Packard                      170,482
   1,700   International Business Machines      205,632
   3,075   Lexmark International
           Group, Class A*                      181,425
-------------------------------------------------------
                                                557,539
-------------------------------------------------------
  ELECTRIC UTILITIES - 2.9%
   5,350   CMS Energy                           128,560
   1,300   Dominion Resources                    78,130
-------------------------------------------------------
                                                206,690
-------------------------------------------------------
  ELECTRONICS - 5.3%
   2,800   Analog Devices*                      124,292
   5,950   Flextronics International *          142,740
   3,550   Intel                                111,647
-------------------------------------------------------
                                                378,679
-------------------------------------------------------
  FINANCIAL SERVICES - 7.4%
   4,382   Citigroup                            221,203
   1,725   Federal National
           Mortgage Association                 137,138
   1,100   Morgan Stanley Dean Witter            61,534
   1,350   USA Education                        113,427
-------------------------------------------------------
                                                533,302
-------------------------------------------------------
  HEALTH CARE PROVIDERS - 1.9%
   7,400   Health Management
            Associates Inc.*                    136,160
-------------------------------------------------------
  HEAVY MACHINERY - 2.5%
   4,325   Ingersoll Rand                       180,828
-------------------------------------------------------
  HOUSEHOLD PRODUCTS - 3.1%
   3,675   Kimberly-Clark                       219,765
-------------------------------------------------------
  INDUSTRIAL - DIVERSIFIED - 4.0%
   4,900   Tyco International                   288,610
-------------------------------------------------------




                                                 Value
   Shares                                      (Note 1)

  INSURANCE - 7.7%
   4,400   Lincoln National                 $   213,708
   1,500   The Chubb Corporation                103,500
   2,000   Wellpoint Health Networks*           233,700
-------------------------------------------------------
                                                550,908
-------------------------------------------------------
  MEDICAL SUPPLIES - 1.1%
   1,500   Baxter International                  80,445
-------------------------------------------------------
  METALS - 4.8%
   4,400   Alcoa                                156,420
   7,675   Masco Corp.                          188,038
-------------------------------------------------------
                                                344,458
-------------------------------------------------------
  OIL & GAS - 7.2%
   1,300   Chevron Texaco                       116,493
   5,750   Conoco, Class A                      162,725
   2,046   Exxon Mobil                           80,408
   3,729   Transocean Sedco Forex               126,115
   1,150   Williams Companies (The)              29,348
-------------------------------------------------------
                                                515,089
-------------------------------------------------------
  PHARMACEUTICALS - 2.8%
   2,100   Bristol-Myers Squibb                 107,100
   1,600   Merck                                 94,080
-------------------------------------------------------
                                                201,180
-------------------------------------------------------
  RETAILERS - 4.9%
   4,200   CVS                                  124,320
   1,950   Federated Department Stores*          79,755
   5,000   RadioShack                           150,500
-------------------------------------------------------
                                                354,575
-------------------------------------------------------
  TELECOMMUNICATIONS - 2.6%
   2,000   SBC Communications                    78,340
   7,800   Worldcom Inc.*                       109,824
-------------------------------------------------------
                                                188,164
-------------------------------------------------------
  TELEPHONE SYSTEMS - 4.7%
   1,500   Alltel                                92,595
   8,900   Broadwing*                            84,550
   3,325   Verizon Communications               157,805
-------------------------------------------------------
                                                334,950
-------------------------------------------------------
  TRANSPORTATION - 0.9%
   2,150   US Freightways                        67,510
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST $6,424,074)                           $ 6,545,673
-------------------------------------------------------
TOTAL INVESTMENTS AT MARKET VALUE - 91.2%
(COST $6,424,074) (a)                       $ 6,545,673
CASH AND OTHER ASSETS
NET OF LIABILITIES - 8.8%                       629,304
-------------------------------------------------------
NET ASSETS - 100.0%                         $ 7,174,977
-------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $6,473,911, resulting in gross unrealized appreciation and depreciation of $547,848 and $476,086, respectively, and net unrealized appreciation of $71,762.


The accompanying notes are an integral part of the financial statements.

 TOUCHSTONE GROWTH & INCOME FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Growth & Income Fund

Finishing a down year on a positive note, US equity markets roared back to life in the fourth quarter with the S&P 500 advancing 11% and the NASDAQ gaining more than 30%--its second-best quarter ever. Investors looked beyond current economic and corporate profit weakness, choosing to focus instead on the government's fiscal and monetary stimuli and success in the war on terrorism--events which, they believed, might lay the foundation for a near-term economic recovery. However, this late surge in the markets was not enough to overcome prior weakness as the S&P still declined 11.9% for the year.

For the moment, investors have chosen to focus on the positive despite mixed economic data. Stronger consumer confidence, housing, and manufacturing data overshadowed news of weak holiday sales, rising unemployment, and a contracting US GDP. Investors also remained sanguine about the federal government's fiscal policies while maintaining their faith in the Federal Reserve, whose 11 rate cuts in 2001 brought the Fed Funds rate from 6.50% to 1.75%--a forty-year low. Although Congress failed to pass an economic stimulus package, optimism over the effects of the Bush tax cut enacted earlier this year remained as well. For many investors the most welcome development was the country's success in the war on terrorism. The recent improvement in investor sentiment is in stark contrast to earlier in the year when concerns over the sluggish economy and waning corporate profitability resulted in heightened market volatility and declines in the averages.

In general, cyclical sectors such as materials and consumer discretionaries posted the best performance last year, while telecommunications and utilities lagged. Technology stocks continued to be quite volatile. This sector led the strong fourth quarter rally due to earnings reports that were better than modest expectations. S&P technology stocks advanced about 35% in the fourth quarter, however, the group still posted negative returns for the year and trailed the broad market.

Despite strong outperformance in the fourth quarter, growth stocks lagged value for the year on balance. In 2001, value shares outperformed growth shares by almost 15% (-5.6% for the Russell 1000 Value Index vs. -20.4% for the Russell 1000 Growth Index.) This represents the second straight year that large cap value shares have outperformed their growth counterparts, reversing strong outperformance by growth shares in 1998 and 1999.

The Touchstone Growth & Income Fund returned -5.3% in 2001, significantly outperforming the benchmark S&P 500 return of -11.9%.

The strong relative performance of the Fund was largely attributable to our value oriented investment approach. Our emphasis on lower valuation and higher yielding securities was generally well suited for the difficult market environment seen in the past year. Specific economic sectors that made larger contributions to value added were industrials and telecommunications. The Fund's industrial holdings, as a group, outperformed those of the S&P by a wide margin. Our positions in FedEx and Paccar Inc., both purchased later in the year, made solid contributions as they both appreciated more than 25% in the fourth quarter. Both stocks rallied following earnings announcements that were significantly better than consensus expectations. The Fund's underweighted position in the telecommunications area also helped relative performance. This was one of the poorer performing market sectors last year, down more than 12% as competitive pricing and a challenging business environment has generally had a negative impact on the earnings outlook for the group. The Fund's energy stocks had a slightly negative impact on relative performance for the period. Holdings in oil and gas exploration and production

  TOUCHSTONE GROWTH & INCOME FUND

companies such as Burlington Resources and Diamond Offshore Drilling lagged in the early part of the year and were sold due to deteriorating fundamentals.

We have been fairly active recently and have broadened the Fund's exposure to many companies and industries where exposure had been limited in the past due to valuation concerns. We believe the market has provided some exceptional opportunities to invest in quality companies that have been depressed in price. Indeed, many times investors' short-term fundamental concerns are wrongly translated. We have increased diversification given the third quarter market decline and the opportunities presented. Recent purchases included Adobe Systems, Avery Dennison, and Fleet Boston Financial. Additionally, we continue our efforts to improve overall quality, increase earnings growth and dividend yield, and lower the price/earnings ratio.

We continue to believe that 2002 will be a recovery year for the economy and equity markets. Several potential catalysts for economic growth are coming together. Continued easing by the Fed, tax cuts and rebates, and fiscal stimulus from Washington should all contribute to a rebound. Additionally, the consumer segment should benefit from lower energy prices and home mortgages refinanced at more favorable rates. For the moment, the market has responded positively to these events as investor sentiment has evolved to look over the valley toward a better environment in the new year. It seems that the fear of a deeper and longer recession stemming from the attacks has been replaced by a recognition that, though perhaps deeper than expected, the recession will probably not be prolonged. In fact, we do observe some strength in leading economic indicators. These economic factors combined with the heroic efforts of our military, and the coalition, suggest that better times lie ahead for the patient, disciplined investor.

[line chart data]

GROWTH OF A $10,000 INVESTMENT

         Touchstone
         Growth &        S&P 500
         Income Fund     (Major Index)

1/99     10,000         10,000
3/99     10,076         10,500
6/99     11,176         11,240
9/99      9,866         10,537
12/99    10,239         12,105
3/00     10,172         12,382
6/00      9,924         12,052
9/00     10,889         11,935
12/00    11,484         11,001
3/01     10,821          9,699
6/01     11,178         10,266
9/01      9,985          8,759
12/01    10,878          9,695


[legend data]:

Average Annual Total Return

One Year
Ended
12/31/01
(5.3%)

Since
Inception
01/01/99
2.8%


Cumulative Total Return

Since Inception
01/01/99
8.8%



Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on January 1, 1999.

  TOUCHSTONE GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS
                                                               December 31, 2001

                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 93.1%
  AEROSPACE & DEFENSE - 2.9%
  16,700   Honeywell International          $   564,794
  10,200   Textron                              422,892
-------------------------------------------------------
                                                987,686
-------------------------------------------------------
  APPAREL RETAILERS - 3.5%
  41,100   Limited, Inc.                        604,992
  28,700   Nordstrom Inc.                       580,601
-------------------------------------------------------
                                              1,185,593
-------------------------------------------------------
  AUTOMOTIVE - 0.9%
  22,500   Dana Corp.                           312,300
-------------------------------------------------------
  BANKING - 10.6%
  36,100   Amsouth Bancorp                      682,290
  10,600   Bank of America                      667,270
   4,800   FleetBoston Financial                175,200
  27,800   Key Corp.                            676,652
   6,900   Suntrust Banks Inc.                  432,630
  31,700   Wachovia                             994,112
-------------------------------------------------------
                                              3,628,154
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 9.1%
   8,900   Campbell Soup Co.                    265,843
  22,300   Conagra Foods Inc.                   530,071
   8,800   Heinz ( H.J. ) Co.                   361,856
  33,900   McDonald's                           897,333
   4,200   Philip Morris Companies Inc.         192,570
  38,500   Sara Lee Corp.                       855,855
-------------------------------------------------------
                                              3,103,528
-------------------------------------------------------
  CHEMICALS - 2.0%
   6,500   Avery-Dennison                       367,445
   9,300   Dow Chemical                         314,154
-------------------------------------------------------
                                                681,599
-------------------------------------------------------
  COMMERCIAL SERVICES - 3.8%
  29,200   Equifax Inc.                         705,180
  11,400   Fedex Corp.*                         591,432
-------------------------------------------------------
                                              1,296,612
-------------------------------------------------------
  COMMUNICATIONS - 0.5%
  26,400   Lucent Technologies                  166,056
-------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 1.2%
  12,600   Adobe Systems Inc.                   391,230
-------------------------------------------------------
  COMPUTERS & INFORMATION - 8.3%
  43,000   Compaq Computer                      419,680
   9,300   Dell Computer*                       252,774
  19,700   Diebold Inc.                         796,668
  23,000   Hewlett-Packard                      472,420
  23,900   Pitney Bowes Inc.                    898,879
-------------------------------------------------------
                                              2,840,421
-------------------------------------------------------
  COSMETICS & PERSONAL CARE - 1.6%
   6,750   Procter & Gamble                     534,127
-------------------------------------------------------
  ELECTRICAL EQUIPMENT - 1.0%
   6,100   Emerson Electric                     348,310
-------------------------------------------------------
  ELECTRONICS -5.7%
  34,700   Intel                              1,091,315
  10,200   Raytheon Company                     331,194
  25,020   Sanmina-SCI*                         497,898
-------------------------------------------------------
                                              1,920,407
-------------------------------------------------------
  FINANCIAL SERVICES - 9.0%
  13,600   Federal Home Loan
           Mortgage Corporation                 889,440



                                                 Value
   Shares                                      (Note 1)

  FINANCIAL SERVICES - Continued
  12,200   Federal National
           Mortgage Association             $   969,900
  14,200   J.P. Morgan Chase & Co.              516,170
  11,700   National City Corp.                  342,108
  10,000   Post Properties Inc. REIT            355,100
-------------------------------------------------------
                                              3,072,718
-------------------------------------------------------
  FOOD RETAILERS - 1.4%
  15,600   Albertson's                          491,244
-------------------------------------------------------
  FOREST PRODUCTS & PAPER - 2.7%
  35,100   Sonoco Products Co.                  932,958
-------------------------------------------------------
  HEAVY MACHINERY - 2.4%
  12,200   Applied Materials*                   489,220
   5,100   United Technologies                  329,613
-------------------------------------------------------
                                                818,833
-------------------------------------------------------
  HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.8%
  22,400   Newell Rubbermaid Inc.               617,568
-------------------------------------------------------
  INSURANCE - 0.8%
   4,200   MGIC Investment                      259,224
-------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 1.9%
   9,700   Gannett Co. Inc.                     652,131
-------------------------------------------------------
  MEDICAL SUPPLIES - 1.7%
  17,300   Becton Dickinson & Company           573,495
-------------------------------------------------------
  METALS - 2.2%
  30,700   Masco Corp.                          752,150
-------------------------------------------------------
  OIL & GAS - 8.1%
  15,800   BP Amoco Plc ADR                     734,858
   4,700   Chevron Texaco                       421,167
  31,242   Exxon Mobil                        1,227,811
   6,300   Phillips Petroleum Co.               379,638
-------------------------------------------------------
                                              2,763,474
-------------------------------------------------------
  PHARMACEUTICALS - 4.3%
  15,700   Bristol-Myers Squibb                 800,700
  11,500   Merck                                676,200
-------------------------------------------------------
                                              1,476,900
-------------------------------------------------------
  RETAILERS - 2.2%
   5,300   Federated Department Stores*         216,770
  14,800   May Department Stores Co.            547,304
-------------------------------------------------------
                                                764,074
-------------------------------------------------------
  TELECOMMUNICATIONS - 1.5%
  36,200   Worldcom Inc.*                       509,696
-------------------------------------------------------
  TEXTILES, CLOTHING & FABRICS - 0.6%
   5,100   VF Corp.                             198,951
-------------------------------------------------------
  TRANSPORTATION - 1.4%
  16,600   Burlington Northern Santa Fe         473,598
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST $29,860,186)                          $31,753,037
-------------------------------------------------------
TOTAL INVESTMENTS AT MARKET VALUE - 93.1%
(COST $29,860,186) (a)                      $31,753,037
CASH AND OTHER ASSETS
NET OF LIABILITIES - 6.9%                     2,370,374
-------------------------------------------------------
NET ASSETS - 100.0%                         $34,123,411
-------------------------------------------------------

Notes to the Schedule of Investments:
 *   Non-income producing security.
 (a) The aggregate identified cost for federal income tax purposes is $29,991,158, resulting in gross unrealized appreciation and depreciation of $2,705,770 and $943,891, respectively, and net unrealized appreciation of $1,761,879.
ADR - American Depository Receipt
REIT - Real Estate Investment Trust


The accompanying notes are an integral part of the financial statements.

 TOUCHSTONE BALANCED FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Balanced Fund

The Fund returned 2.7% in 2001, performing well in a difficult stock market environment. This performance compared with returns of -3.24% for the Lipper Balanced Fund Index and -11.9% for the S&P 500 Index. The Fund invests in value stocks and fixed income securities with an objective of growth of capital and income.

We achieved these results through good stock selection as well as through our investments in fixed income securities, which represented 34% of the Fund's net assets at December 31, 2001. The poor economic conditions which caused stocks to decline were a plus for quality fixed income securities, especially shorter and intermediate-term issues, helping bolster their prices. Our fixed income holdings include a diverse group of corporate and mortgage-backed securities.

Among the stocks owned by the Fund, Roper Industries was the top contributor to performance. The company makes analytical instrumentation products, industrial controls and fluid handling equipment and recently announced its ninth consecutive year of record sales and earnings. Dean Foods (formerly Suiza Foods), the nation's leading dairy products processor, was another major contributor. We began investing in Suiza early in the year and kept adding to our position because of its solid fundamentals, including its ability to increase revenues through market share gains in a consolidating industry. In December 2001, Suiza acquired Dean Foods, one of its major competitors, and adopted the Dean name because of its brand recognition. The combined company should benefit from cost efficiencies and from bringing the former Dean Foods' dairies up to the profitability of Suiza's dairies.

Other contributors included Apogent (laboratory consumables and equipment) and Lamar Advertising (billboard company). Lamar is the Fund's second largest position. Management continues to execute well in a difficult advertising environment and has moderated sales declines by adjusting compensation to promote increased penetration of existing and new accounts. The stock advanced sharply in the fourth quarter on prospects of an economic recovery.

The stock that detracted most was APW, an electronic enclosure outsource manufacturer. Based on our diminished outlook for the company's prospects, we eliminated the position in the fourth quarter. Other detractors included: CVS (retailers), Wells Fargo (banking) and McDonald's (fast food). Freddie Mac (mortgage securitization), the Fund's largest investment, was down modestly in the year. The stock reached a new 52-week high in October, then retreated due to investor concerns about the impact of potentially higher interest rates. We believe the company will deliver double-digit earnings growth in 2002 even if interest rates do rise. The stock is, in our view, significantly undervalued relative to the company's business fundamentals.

We purchase stocks priced below our estimate of their intrinsic value. Our largest new position was J.P. Morgan Chase. The company is a high-quality banking firm that not only should benefit as the economy recovers, but also stands to realize additional cost savings from the merger that created it in December 2000. Another purchase, El Paso Corp., produces and transports natural gas and converts it to electricity. We think the energy price outlook is strengthening through a combination of OPEC's renewed efforts to rein in production and the likelihood of increased energy demand as global economies recover.

  TOUCHSTONE BALANCED FUND

We purchased Cinergy, an undervalued gas/electric utility in the Midwest that derives the bulk of its revenues from regulated and quasi-regulated operations. Earnings have been hurt by a combination of unfavorable weather and the economic downturn, but should benefit as those conditions ameliorate. Cinergy has a dividend yield in excess of 5%, providing a solid return on top of the potential for appreciation. Another purchase, Canadian National, in our view, is one of the best-managed, highest-return Class 1 railroads in North America. In the technology sector, we bought Dell (computers), EMC (data storage) and Amkor Technology (semiconductor packaging and test services).

We believe that most of our companies have proactively managed the past year's economic downturn by aggressively cutting costs, consolidating plants, restructuring and/or changing incentives. In fact, we look for companies that have the ability to adjust and compete in all economic environments. This philosophy should continue to benefit the Fund in 2002 regardless of the timing and degree of economic recovery.

[line chart data]


GROWTH OF A $10,000 INVESTMENT

                                                       Blend:
                                                       60% S&P 500 -
                                     Lehman            40% Lehman
      Touchstone                     Brothers          Brothers
      Balanced       S&P 500         Aggregate Bond    Aggregate
      Fund           (Major Index)   (Major Index 2)   (Minor Index)

        $10,000        $10,000         $10,000         $10,000
12/94    10,170         10,148          10,069          10,117
         10,780         11,136          10,577          10,910
         11,842         12,200          11,221          11,800
         12,576         13,169          11,442          12,454
12/95    12,668         13,962          11,929          13,118
         13,109         14,711          11,718          13,442
         13,276         15,371          11,784          13,834
         13,737         15,846          12,002          14,200
12/96    14,793         17,167          12,362          15,082
         14,701         17,628          12,293          15,297
         16,183         20,705          12,745          17,103
         17,206         22,256          13,168          18,109
12/97    17,546         22,895          13,556          18,644
         18,750         26,089          13,767          20,305
         18,851         26,950          14,088          20,901
         17,127         24,269          14,684          20,031
12/98    18,500         29,437          14,733          22,556
         18,646         30,908          14,658          23,185
         19,799         33,087          14,529          24,080
         18,924         31,019          14,629          23,236
12/99    20,279         35,635          14,611          25,263
         20,602         36,452          14,933          25,864
         20,882         35,483          15,192          25,628
         21,602         35,140          15,651          25,804
12/00    22,857         32,390          16,310          25,012
         22,440         28,550          16,804          23,512
         23,098         30,221          16,898          24,403
         22,119         25,785          17,678          22,634
12/01    23,469         28,541          17,684          24,082



[legend data]:

Average Annual Total Return

One Year
Ended
12/31/01
2.7%

Five Years
Ended
12/31/01
9.7%

Since
Inception
11/21/94
12.7%


Cumulative Total Return

Since Inception
11/21/94
134.7%



Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on November 21, 1994.

  TOUCHSTONE BALANCED FUND

SCHEDULE OF INVESTMENTS
                                                               December 31, 2001

                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 60.4%
  ADVERTISING - 3.2%
  15,100   Lamar Advertising*               $   639,334
   4,827   WPP Group                            260,175
-------------------------------------------------------
                                                899,509
-------------------------------------------------------
  AUTOMOTIVE - 0.7%
   3,900   Oshkosh Truck                        190,125
-------------------------------------------------------
  BANKING - 5.3%
   6,666   Citigroup                            336,500
  11,948   FleetBoston Financial                436,102
   4,500   Household International              260,730
  10,800   Wells Fargo                          469,260
-------------------------------------------------------
                                              1,502,592
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 3.2%
   6,500   Dean Foods*                          443,300
  17,400   McDonald's Corp.                     460,578
-------------------------------------------------------
                                                903,878
-------------------------------------------------------
  CHEMICALS - 1.8%
   9,200   Cambrex                              401,120
   2,500   Pharmacia                            106,625
-------------------------------------------------------
                                                507,745
-------------------------------------------------------
  COMMERCIAL SERVICES - 0.5%
   9,000   Quinttiles Transnational Corp.*      144,720
-------------------------------------------------------
  COMMUNICATIONS - 0.7%
   7,000   EchoStar Communications*             192,290
-------------------------------------------------------
  COMPUTERS & INFORMATION - 1.2%
   5,600   Dell Computer*                       152,208
  13,000   EMC Corp.*                           174,720
-------------------------------------------------------
                                                326,928
-------------------------------------------------------
  COSMETICS & PERSONAL CARE - 1.2%
   4,000   Avon Products                        186,000
   4,200   Gillette                             140,280
-------------------------------------------------------
                                                326,280
-------------------------------------------------------
  ELECTRIC UTILITIES - 3.3%
   5,000   Cinergy                              167,150
   7,000   Duke Energy                          274,820
  10,200   Exelon                               488,376
-------------------------------------------------------
                                                930,346
-------------------------------------------------------
  ELECTRICAL EQUIPMENT - 0.6%
   2,200   Eaton                                163,702
-------------------------------------------------------
  ELECTRONICS - 2.1%
  11,000   Amkor Technologies Inc.*             176,330
   8,500   Arrow Electronics*                   254,150
   8,726   Vishay Intertechnology Inc.*         170,157
-------------------------------------------------------
                                                600,637
-------------------------------------------------------
  ENTERTAINMENT & LEISURE - 1.6%
   3,500   AOL Time Warner Inc.                 112,350
  20,000   Mattel                               344,000
-------------------------------------------------------
                                                456,350
-------------------------------------------------------
  FINANCIAL SERVICES - 4.2%
   9,900   Federal Home Loan
           Mortgage Corporation                 647,460
  11,300   J.P. Morgan Chase & Co.              410,755
   6,500   Prologis Trust REIT                  139,815
-------------------------------------------------------
                                              1,198,030
-------------------------------------------------------
  FOOD RETAILERS - 1.0%
  13,500   Kroger Company (The)*                281,745
-------------------------------------------------------




                                                 Value
   Shares                                      (Note 1)

  HEAVY MACHINERY - 3.4%
   4,000   Parker Hannifin                  $   183,640
  22,066   Sybron Dental Specialties*           476,184
   9,000   Varian, Inc.*                        291,960
-------------------------------------------------------
                                                951,784
-------------------------------------------------------
  INDUSTRIAL - DIVERSIFIED - 4.0%
  14,000   Apogent Technologies*                361,200
  11,700   Carlisle Companies                   432,666
   6,800   Roper Industries                     336,600
-------------------------------------------------------
                                              1,130,466
-------------------------------------------------------
  INSURANCE - 4.1%
   5,300   Everest Re Group                     374,710
   9,000   John Hancock Financial Services      371,700
   5,500   Principal Financial Group*           132,000
   2,900   XL Capital, Class A                  264,944
-------------------------------------------------------
                                              1,143,354
-------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 1.4%
   4,527   Clear Channel Communications*        230,470
   7,000   Emmis Communications, Class A*       165,480
-------------------------------------------------------
                                                395,950
-------------------------------------------------------
  MEDICAL SUPPLIES - 1.8%
  12,000   Thermo Electron*                     286,320
   1,753   Viasys Healthcare Inc.*               35,428
   5,000   Waters Corp.*                        193,750
-------------------------------------------------------
                                                515,498
-------------------------------------------------------
  METALS - 1.0%
   7,500   Alcan                                269,475
-------------------------------------------------------
  OIL & GAS - 4.8%
   6,300   Anadarko Petroleum                   358,155
   2,541   Chevron                              227,699
   5,500   El Paso Corp.                        245,355
   4,000   Piedmont Natural Gas                 143,200
   6,500   Transocean Sedco Forex               219,830
   7,000   Vectren                              167,860
-------------------------------------------------------
                                              1,362,099
-------------------------------------------------------
  PHARMACEUTICALS - 1.8%
   2,800   American Home Products               171,808
   3,000   Bristol-Myers Squibb                 153,000
   5,500   Schering-Plough                      196,955
-------------------------------------------------------
                                                521,763
-------------------------------------------------------
  RESTAURANTS - 0.6%
   6,000   Jack In The Box Inc.*                165,240
-------------------------------------------------------
  RETAILERS - 2.4%
  13,000   CVS                                  384,800
  11,000   Dollar General                       163,900
   8,200   GAP Stores (The)                     114,308
-------------------------------------------------------
                                                663,008
-------------------------------------------------------
  TELEPHONE SYSTEMS - 3.5%
  10,000   SBC Communications                   391,700
   6,500   Sprint Corp.                         130,520
  34,000   Worldcom Inc.*                       478,720
-------------------------------------------------------
                                              1,000,940
-------------------------------------------------------
  TRANSPORTATION - 0.5%
   3,000   Canadian National Railway            144,840
-------------------------------------------------------
  UTILITIES - 0.5%
   6,500   Nisource                             149,890
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST $15,580,798)                          $ 17,039,18
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE BALANCED FUND

  Principal                Interest Maturity      Value
   Amount                    Rate    Date       (Note 1)

ASSET-BACKED SECURITIES - 2.1%
  ELECTRIC UTILITIES - 2.1%
$576,709   PECO Energy
           Transition Trust,
           Series 1999-A,
           Class A2          5.63% 03/01/05 $   588,961
-------------------------------------------------------
  HOUSING - 0.0%
  16,099   Access Financial
           Manufacture
           Housing Contract
           Trust, Series
           1995-1, Class A3  7.10% 05/15/21      16,714
-------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(COST $592,394)                              $  605,675
-------------------------------------------------------
CORPORATE BONDS - 18.2%
  BANKING - 3.8%
 250,000   BB&T              7.25% 06/15/07     268,572
 250,000   Chase Manhattan   7.25% 06/01/07     267,703
 500,000   Household
           Finance          7.875% 03/01/07     537,257
     681   Nykredit          6.00% 10/01/26          80
-------------------------------------------------------
                                              1,073,612
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 0.6%
 160,000   Coca-Cola Femsa   8.95% 11/01/06     178,400
-------------------------------------------------------
  ELECTRIC UTILITIES - 1.5%
 400,000   Tennessee Valley
           Authority         5.00% 12/18/03     413,121
-------------------------------------------------------
  FINANCIAL SERVICES - 4.0%
 500,000   GMAC              7.20% 01/15/11     500,925
 575,000   Morgan Stanley
           Dean Witter       7.75% 06/15/05     628,002
-------------------------------------------------------
                                              1,128,927
-------------------------------------------------------
  INDUSTRIAL - DIVERSIFIED - 1.9%
 550,000   Tyco International
           Group             5.80% 08/01/06     550,422
-------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 1.7%
 500,000   CSC Holdings     7.625% 07/15/18     475,050
-------------------------------------------------------
  METALS - 1.1%
 300,000   AK Steel         9.125% 12/15/06     306,750
-------------------------------------------------------
  OIL & GAS - 1.9%
 500,000   Pemex Project
           Funding Master
           Trust            9.125% 10/13/10     530,000
-------------------------------------------------------
  TELEPHONE SYSTEMS - 1.7%
 500,000   Verizon
           Pennsylvania      5.65% 11/15/11     479,352
-------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $5,001,231)                           $ 5,135,634
-------------------------------------------------------
MUNICIPAL BONDS - 0.1%
  TRANSPORTATION - 0.1%
  30,000   Oklahoma
           City Airport      9.40% 11/01/10      34,601
-------------------------------------------------------
TOTAL MUNICIPAL BONDS
(COST $31,189)                               $   34,601
-------------------------------------------------------



  Principal                Interest Maturity      Value
   Amount                    Rate    Date       (Note 1)

MORTGAGE-BACKED SECURITIES - 11.6%
  FINANCIAL SERVICES - 0.3%
$ 44,500   General Electric
           Capital Mortgage
           Services,
           Series 1994-10,
           Class A10         6.50% 03/25/24 $    45,564
  38,213   Merrill Lynch
           Mortgage
           Investors,
           Series 1995-C3,
           Class A3         7.089% 12/26/25      39,972
-------------------------------------------------------
                                                 85,536
-------------------------------------------------------
  U.S. GOVERNMENT & AGENCY OBLIGATIONS - 11.3%
 522,023   Federal National
           Mortgage
           Association       6.00% 01/01/14     522,979
   9,747   Federal National
           Mortgage
           Association       6.15% 10/25/07       9,824
 370,449   Federal National
           Mortgage
           Association      6.247% 03/17/21     382,115
 450,000   Federal National
           Mortgage
           Association       6.50% 04/29/09     456,195
 406,951   Federal National
           Mortgage
           Association       6.50% 12/01/12     414,863
 255,378   Federal National
           Mortgage
           Association       6.50% 07/18/28     249,634
 200,000   Federal National
           Mortgage
           Association      6.625% 11/15/30     209,240
 240,767   Federal National
           Mortgage
           Association       8.00% 01/01/30     252,038
 266,308   Government National
           Mortgage
           Association       4.00% 10/20/25     266,082
 408,932   Government National
           Mortgage
           Association       7.50% 09/15/30     422,989
-------------------------------------------------------
                                              3,185,959
-------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES
(COST $3,214,141)                           $ 3,271,495
-------------------------------------------------------
SOVEREIGN GOVERNMENT  OBLIGATIONS - 1.7%
  GREAT BRITAIN - 0.7%
GBP   105,000  United Kingdom
               Treasury      8.00% 12/07/15     197,837
-------------------------------------------------------
  SOUTH AFRICA - 1.0%
ZAR 3,180,000  Republic of
               South Africa 13.00% 08/31/10     288,003
-------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENT  OBLIGATIONS
(COST $817,693)                              $  485,840
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE BALANCED FUND

Schedule of Investments continued

  Principal                Interest Maturity      Value
   Amount                    Rate    Date       (Note 1)

U.S. TREASURY OBLIGATIONS - 3.1%
$150,000   U.S. Treasury
           Bond             5.375% 02/15/31 $   147,891
 300,000   U.S. Treasury
           Bond              6.75% 08/15/26     338,695
 150,000   U.S. Treasury
           Bond              7.25% 08/15/22     176,531
 200,000   U.S. Treasury
           Note              3.00% 11/30/03     200,141
-------------------------------------------------------
                                                863,258
-------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $875,668)                             $   863,258
-------------------------------------------------------
TOTAL INVESTMENTS AT MARKET VALUE  - 97.2%
(COST $26,113,114) (a)                      $27,435,687
CASH AND OTHER ASSETS
NET OF LIABILITIES - 2.8%                       791,402
-------------------------------------------------------
NET ASSETS - 100.0%                         $28,227,089
-------------------------------------------------------

Notes to the Schedule of Investments:
 *   Non-income producing security.
 (a) The aggregate identified cost for federal income tax purposes is $26,242,643, resulting in gross unrealized appreciation and depreciation of $2,632,052 and $1,439,008, respectively, and net unrealized appreciation of $1,193,044.
REIT - Real Estate Investment Trust
GBP - Great Britain Pound
ZAR - South African Rand


The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE HIGH YIELD FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone High-Yield Fund

The Touchstone High Yield Fund reported significant gains in the 4th quarter rebounding from September's worst monthly performance on record -6.4%. The Merrill Lynch High Yield Master returned +5.5% in the 4th quarter, comprising the majority of the year's +6.2% total return.

The quarter began with excessively wide credit spreads due to increased risks of a recession, partly due to the impact of the events of September 11th. However, expectations of stronger than originally anticipated GDP growth and renewed optimism among consumers and investors resulted in strong performance, particularly for the High Yield sector. Positive news on the War on Terrorism has also benefited these types of securities. It appears as if the Fed's rather aggressive monetary policy is beginning to positively impact the economy and the capital markets. The sell-off in the Treasury market would seem to support the transition from the risk of recession to the risk of growth induced inflation.

While 2001 ended with significant strength, most High Yield managers suffered a difficult year, primarily due to the rather aggressive risk posture of the majority of High Yield managers. The median High Yield fund manager underperformed the stock market considerably through the fourth quarter of 2001. This return profile reaffirms our philosophy of concentrating on the higher quality segment of the High Yield market. The proper alignment of risk and return continues to be the cornerstone of our High Yield philosophy.

Our proper alignment of risk and return allowed for continued outperformance during the fourth quarter. The Touchstone High Yield Fund's performance compares very favorably to the Merrill Lynch High Yield Master (MLHYM).

The fourth quarter return for the Touchstone High Yield Fund was 6.24% compared to the 5.54% return of the Merrill Lynch High Yield Master. One-year returns for the Fund were also favorable as compared to the index. The Fund returned 6.93% in 2001, while the MLHYM returned 6.20%.

Going forward, High Yield will take its lead from the economy. Although there are signs that the economy may have bottomed, Moody's projects defaults will continue to rise throughout the first quarter. However, High Yield tends to be forward looking (similar to stocks) and can continue to show strong returns while defaults approach their peak levels. However, as the economy continues to show signs of recovery, High Yield should continue to show attractive returns, particularly versus other Fixed Income alternatives. With credit spreads wider than average, the current state of uncertainty appears to be adequately discounted in the yields currently available.

The Touchstone High Yield Fund will continue to emphasize quality and focus on those issues that appear to have an appropriate risk-return trade-off. With limited access to capital, Telecommunications will continue to be de-emphasized. We tend to find value in Healthcare, Utilities and certain well-capitalized cyclicals. We are confident that our approach should continue to provide attractive risk-adjusted returns.

  TOUCHSTONE HIGH YIELD FUND

[line chart data]

GROWTH OF A $10,000 INVESTMENT

                        Merrill
         Touchstone     Lynch High
         High Yield     Yield Master
         Fund           (Major Index)

5/99   $10,000         $10,000
6/99     9,830           9,912
9/99     9,220           9,788
12/99    9,189           9,894
3/00     8,741           9,742
6/00     9,083           9,803
9/00     9,381           9,935
12/00    9,126           9,543
3/01     9,610          10,110
6/01     9,575           9,982
9/01     9,185           9,578
12/01    9,759          10,109



[legend data]:

Average Annual Total Return

One Year
Ended
12/31/01
6.9%

Since
Inception
05/01/99
(0.9%)


Cumulative Total Return

Since Inception
05/01/99
(2.4%)



Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on May 1, 1999.

  TOUCHSTONE HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

                                                               December 31, 2001

  Principal                Interest Maturity      Value
   Amount                    Rate    Date       (Note 1)

CONVERTIBLE BONDS - 0.9%
  HEALTH CARE PROVIDERS - 0.9%
$175,000   Omnicare          5.00% 12/01/07 $   162,094
-------------------------------------------------------
TOTAL CONVERTIBLE BONDS
(COST $133,105)                             $   162,094
-------------------------------------------------------
CORPORATE BONDS - 94.0%
  AEROSPACE & DEFENSE - 0.7%
$150,000   BE Aerospace     8.875% 05/01/11 $   127,500
-------------------------------------------------------
  AUTOMOTIVE - 4.1%
 500,000   Accuride,
           Series B          9.25% 02/01/08     265,000
 250,000   Federal Mogul+   7.375% 01/15/06      33,750
 200,000   Lear, Series B    7.96% 05/15/05     202,825
 250,000   Navistar
           International,
           Series B          8.00% 02/01/08     242,500
-------------------------------------------------------
                                                744,075
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 1.4%
 250,000   Dole Food        6.375% 10/01/05     244,426
-------------------------------------------------------
  CHEMICALS - 7.6%
 350,000   Equistar
           Chemical/
           Funding         10.125% 09/01/08     351,750
 200,000   Hercules        11.125% 11/15/07     209,000
 500,000   Lyondell
           Chemical,
           Series B         9.875% 05/01/07     502,500
 200,000   Macdermid Inc.   9.125% 07/15/11     205,000
 100,000   Olin Corp        9.125% 12/15/11     101,145
-------------------------------------------------------
                                              1,369,395
-------------------------------------------------------
  COMMERCIAL SERVICES - 10.3%
 500,000   Allied Waste
           North America    10.00% 08/01/09     515,000
 250,000   Global Imaging
           Systems          10.75% 02/15/07     248,125
 500,000   Rural/Metro      7.875% 03/15/08     265,000
 200,000   SC International
           Services,
           Series B          9.25% 09/01/07     116,000
 200,000   Stewart
           Enterprises      10.75% 07/01/08     218,000
 500,000   United Rentals,
           Series B          8.80% 08/15/08     487,500
-------------------------------------------------------
                                              1,849,625
-------------------------------------------------------
  COMMUNICATIONS - 11.7%
 500,000   Charter
           Communications
           Holdings         8.625% 04/01/09     481,250
  40,000   Crown Castle
           International
           Towers           10.75% 08/01/11      39,100
 225,000   Global Crossing   8.70% 08/01/07      20,250
 500,000   Level 3
           Communications   9.125% 05/01/08     235,000
 230,000   McLeod USA,
           Step Bond (a)    10.50% 03/01/07      44,850
 250,000   Microcell Tele-
           communication,
           Yankee Dollar    14.00% 06/01/06     213,125



  Principal                Interest Maturity      Value
   Amount                    Rate    Date       (Note 1)

  COMMUNICATIONS - Continued
$250,000   Nextel
           Communications   9.375% 11/15/09 $   197,500
 250,000   NTL Inc.         11.50% 02/01/06      87,500
 500,000   Pinnacle
           Holdings,
           Step Bond (b)    10.00% 03/15/08     122,500
 350,000   Primus Tele-
           communications
           Group            11.25% 01/15/09      59,500
 200,000   SBA
           Communications
           Corp.            10.25% 02/01/09     171,000
 250,000   Sprint Capital   6.875% 11/15/28     229,758
 500,000   Williams
           Communications
           Group           10.875% 10/01/09     205,000
-------------------------------------------------------
                                              2,106,333
-------------------------------------------------------
  COSMETICS & PERSONAL CARE - 0.9%
 250,000   Revlon
           Consumer
           Products          9.00% 11/01/06     171,250
-------------------------------------------------------
  ELECTRIC UTILITIES - 7.7%
 500,000   AES               8.50% 11/01/07     405,000
 200,000   AES Tiete 144A   11.50% 12/15/15     194,000
 200,000   Avista Corp.      9.75% 06/01/08     208,617
 200,000   Mission Energy   13.50% 07/15/08     218,000
 295,000   Orion Power
           Holdings, Inc.   12.00% 05/01/10     354,000
-------------------------------------------------------
                                              1,379,617
-------------------------------------------------------
  ELECTRICAL EQUIPMENT - 2.4%
 500,000   Integrated
           Electrical
           Services,
           Series B         9.375% 02/01/09     442,500
-------------------------------------------------------
  ELECTRONICS - 1.5%
 250,000   Flextronics
           International,
           Yankee Dollar    9.875% 07/01/10     262,500
-------------------------------------------------------
  ENTERTAINMENT & LEISURE - 0.9%
 200,000   Royal
           Caribbean,
           Yankee Dollar     7.00% 10/15/07     161,406
-------------------------------------------------------
  FOOD RETAILERS - 4.7%
 100,000   Ingles
           Markets, 144A    8.875% 12/01/11      98,250
 500,000   Marsh
           Supermarkets,
           Series B         8.875% 08/01/07     497,500
 250,000   Stater Brothers
           Holdings         10.75% 08/15/06     258,750
-------------------------------------------------------
                                                854,500
-------------------------------------------------------
  FOREST PRODUCTS & PAPER - 4.3%
 250,000   Stone Container   9.75% 02/01/11     265,625
 500,000   Tembec Finance,
           Yankee Dollar    9.875% 09/30/05     515,000
-------------------------------------------------------
                                                780,625
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE HIGH YIELD FUND

Schedule of Investments continued

  Principal                InterestMaturity      Value
   Amount                    Rate   Date       (Note 1)

CORPORATE BONDS - Continued

  HEALTH CARE PROVIDERS - 3.1%
$250,000   Healthsouth      6.875% 06/15/05 $   248,081
 100,000   Magellan Health
           Services, 144A   9.375% 11/15/07     101,500
 200,000   Manor Care        8.00% 03/01/08     207,000
-------------------------------------------------------
                                                556,581
-------------------------------------------------------
  HEAVY MACHINERY - 2.5%
  30,000   AGCO              8.50% 03/15/06      29,250
 400,000   Briggs &
           Stratton         8.875% 03/15/11     418,000
-------------------------------------------------------
                                                447,250
-------------------------------------------------------
  HOUSING - 6.4%
 500,000   Champion
           Enterprises      7.625% 05/15/09     385,000
 200,000   Kaufman &
           Broad Home        7.75% 10/15/04     203,000
 250,000   KB Home           9.50% 02/15/11     255,000
 100,000   Meritage Corp.    9.75% 06/01/11     103,125
 200,000   Schuler Homes    9.375% 07/15/09     207,000
-------------------------------------------------------
                                              1,153,125
-------------------------------------------------------
  INSURANCE - 2.9%
 500,000   Willis Caroon     9.00% 02/01/09     520,000
-------------------------------------------------------
  LODGING - 2.5%
 200,000   Courtyard
           by Marriot       10.75% 02/01/08     203,000
 250,000   Felcor Lodging
           REIT              9.50% 09/15/08     250,625
-------------------------------------------------------
                                                453,625
-------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 5.5%
 250,000   Alliance Atlantis
           Communications,
           Yankee Dollar    13.00% 12/15/09     270,000
 200,000   Quebecor
           Media           11.125% 07/15/11     213,500
 500,000   Susquehanna
           Media             8.50% 05/15/09     510,625
-------------------------------------------------------
                                                994,125
-------------------------------------------------------
  METALS - 2.0%
 150,000   Allegheny
           Technologies,
           144A             8.375% 12/15/11     147,660
 200,000   Newmont
           Mining Corp.     8.625% 05/15/11     204,963
-------------------------------------------------------
                                                352,623
-------------------------------------------------------



  Principal                Interest Maturity     Value
   Amount                    Rate    Date      (Note 1)

  OIL & GAS - 8.3%
$250,000   BRL Universal
           Equipment,
           144A             8.875% 02/15/08 $   260,000
  75,000   Grant
           Prideco, Inc.    9.625% 12/01/07      74,437
 100,000   Husky Oil         8.90% 08/15/28     104,372
 100,000   Lone Star Tech    9.00% 06/01/11      84,000
 510,000   Pemex Project
           Funding Master
           Trust            9.125% 10/13/10     540,600
 400,000   Pioneer Natural
           Resources        9.625% 04/01/10     438,092
-------------------------------------------------------
                                              1,501,501
-------------------------------------------------------
  TECHNOLOGY - 1.2%
 250,000   Lucent
           Technologies      7.25% 07/15/06     215,000
-------------------------------------------------------
  TEXTILES - 1.4%
 500,000   Delta Mills,
           Series B         9.625% 09/01/07     260,000
-------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $19,244,258)                          $16,947,582
-------------------------------------------------------


                                                 Value
   Shares                                      (Note 1)

PREFERRED STOCKS - 1.8%
     500   Broadwing Communications         $   325,000
-------------------------------------------------------
TOTAL PREFERRED STOCKS
(COST $479,375)                             $   325,000
-------------------------------------------------------
TOTAL INVESTMENTS AT MARKET VALUE - 96.7%
(COST $19,856,738) (c)                      $17,434,675
CASH AND OTHER ASSETS
NET OF LIABILITIES - 3.3%                       589,530
NET ASSETS - 100.0%                         $18,024,205


Notes to the Schedule of Investments:
 +   Security is in default.
 (a) Step coupon bond, zero coupon until 03/01/2002; 10.50% thereafter.
 (b) Step coupon bond, zero coupon until 03/15/2003; 10.00% thereafter.
 (c) The aggregate identified cost for federal income tax purposes is $20,172,250, resulting in gross unrealized appreciation and depreciation of $586,170 and $3,323,745, respectively, and net unrealized depreciation of $2,737,575.
REIT - Real Estate Investment Trust
 144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, these securities were valued at $801,410 or 4.45% of net assets (Note 6).
Yankee Dollar - U.S. dollar denominated bonds issued by non-U.S. companies in the U.S.



The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE BOND FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Bond Fund

The past 12 months have been a volatile period in the bond market and one in which the need for a patient and disciplined approach to bond investing could not have been more important. The shift from an inverted to a steep yield curve, extreme moves in the risk premium of Corporate bonds, and roller coaster moves of the price and value of mortgage-backed securities were the challenges faced in the bond market.

The Fed reversed the prior year direction and lowered the Fed Funds rates from 6.50% to 1.75%, while long rates remained stable. The resulting steep yield curved stirred many debates about the inability of the Federal Reserve to lower long rates and stimulate the economy. During the same period corporate borrowers emerged from a period racked by negative credit events and rapidly rising borrowing costs to a period of stability and relatively low borrowing costs, despite the growing economic weakness. The housing market also continued to do well with mortgage borrowing rates at a relatively low level.

Then came September 11. The initial bond market response was a swift and significant flight to the relative safety of short-maturity treasuries. As can be expected with a flight to quality, all other sectors of the bond market initially under-performed treasuries. Credit quality concerns came to a head and credit risk premiums expanded with the collapse of Enron, once one of the most revered energy companies. We used the downturn to add higher quality corporate bonds in the fourth quarter. Risk premiums narrowed late in the year as economic data improved and the stock market rebounded, allowing investment grade corporate bonds to end the year out-performing treasuries and adding to the performance of the Fund.

Mortgage-backed securities under-performed the treasury market for the year as low interest rates sparked a strong wave of refinancing. Our allocation to mortgages was held steady as the increased prepayment risk offset higher risk premiums.

Looking forward, the market is divided as to a sharp recovery or a longer, steady expansion. Economic data is currently mixed as to which of these scenarios will come to fruition. Consumers, who account for two-thirds of the US economy, continue to be the crutch, spending money (albeit at a reduced level), driven by no interest loans on automobiles as well as deep discounting by retailers in the holiday season. The manufacturing sector has suffered as capital spending plans have been severely curtailed by many companies. Both the consumer and capital spending budgets should benefit from the stimulus provided by the Fed, as well as fiscal stimulus from Congress, thus providing the necessary fuel for a recovery in the second half of 2002.

Against this backdrop lower interest rates are not likely but higher rates may impede a recovery. As a result, our strategy will be to maintain a neutral duration, or interest rate risk, position relative to the benchmark. We look to increase the Touchstone Bond Fund's exposure to mortgage-backed securities as interest rates stabilize, which is positive for that segment. We would also anticipate adding to corporate bonds as the economy recovers and corporate profitability improves.

  TOUCHSTONE BOND FUND

[line chart data]

GROWTH OF A $10,000 INVESTMENT

                        Lehman
                        Brothers
         Touchstone     Aggregate Bond
         Bond Fund      (Major Index)

1/99   $10,000         $10,000
3/99     9,941           9,949
6/99     9,852           9,861
9/99     9,911           9,929
12/99    9,872           9,917
3/00    10,010          10,136
6/00    10,178          10,311
9/00    10,396          10,623
12/00   10,780          11,070
3/01    11,054          11,405
6/01    11,117          11,469
9/01    11,622          11,998
12/01   11,626          12,003



[legend data]:

Average Annual Total Return

One Year
Ended
12/31/01
7.9%

Since
Inception
01/01/99
5.2%


Cumulative Total Return

Since Inception
01/01/99
16.3%



Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on January 1, 1999.

  TOUCHSTONE BOND FUND

SCHEDULE OF INVESTMENTS
                                                               December 31, 2001

  Principal                Interest Maturity      Value
   Amount                    Rate    Date       (Note 1)

ASSET-BACKED SECURITIES - 5.7%
  ASSET BACKED - FINANCIAL SERVICES - 5.7%
$900,000   CNH Equipment
           Trust, Series
           2000-B, Class A4  6.95% 09/15/07 $   953,864
 500,000   LB-UBS
           Commercial
           Mortgage Trust,
           Series 2001-C3,
           Class A2         6.365% 12/15/28     507,009
 480,000   MBNA Master
           Credit Card
           Trust, Series
           1999-J, Class A   7.00% 02/15/12     516,471
-------------------------------------------------------
                                              1,977,344
-------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(COST $1,897,081)                           $ 1,977,344
-------------------------------------------------------
CORPORATE BONDS - 31.9%
  BANKING - 1.5%
$500,000   Wells Fargo
           & Co.            6.625% 07/15/04 $   530,538
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 1.9%
 650,000   Heinz (H.J.),
           144A             6.625% 07/15/11     666,857
-------------------------------------------------------
  CHEMICALS - 3.8%
 800,000   Dow Chemical      5.25% 05/14/04     823,192
 480,000   Du Pont (E.I.)
           De Nemours       6.875% 10/15/09     516,866
-------------------------------------------------------
                                              1,340,058
-------------------------------------------------------
  COMMERCIAL SERVICES - 1.5%
 500,000   Associates Corp.  5.80% 04/20/04     521,280
-------------------------------------------------------
  ELECTRIC UTILITIES - 1.1%
 400,000   Indiana Michigan
           Power            6.125% 12/15/06     398,172
-------------------------------------------------------
  ELECTRICAL EQUIPMENT - 2.1%
 700,000   Teco Energy Inc.  7.20% 05/01/11     726,780
-------------------------------------------------------
  FINANCIAL SERVICES - 4.2%
 200,000   Ford Motor
           Credit            6.75% 05/15/05     201,022
 750,000   Ford Motor
           Credit            6.70% 07/16/04     760,533
 500,000   GMAC             6.125% 09/15/06     494,874
-------------------------------------------------------
                                              1,456,429
-------------------------------------------------------
  FOREST PRODUCTS & PAPER - 3.0%
 950,000   International
           Paper            8.125% 07/08/05   1,026,989
-------------------------------------------------------
  HOUSING - 2.2%
1,000,000  Champion
           Enterprises      7.625% 05/15/09     770,000
-------------------------------------------------------
  INDUSTRIAL - DIVERSIFIED - 1.5%
 500,000   Tyco
           International    6.375% 02/15/06     510,668
-------------------------------------------------------



  Principal                Interest Maturity     Value
   Amount                    Rate    Date      (Note 1)

  OIL & GAS - 7.1%
$450,000   Alberta Energy   7.375% 11/01/31 $   439,497
 525,000   Burlington
           Resources, 144A   5.60% 12/01/06     516,132
 350,000   Conoco Inc.       6.95% 04/15/29     355,904
 670,000   Northwest
           Pipeline         6.625% 12/01/07     671,610
 500,000   Peoples Energy    6.90% 01/15/11     501,922
-------------------------------------------------------
                                              2,485,065
-------------------------------------------------------
  TELEPHONE SYSTEMS - 2.0%
 300,000   Dominion
           Resources         7.60% 07/15/03     315,920
 350,000   France Telecom,
           144A              7.20% 03/01/06     371,662
-------------------------------------------------------
                                                687,582
-------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $11,179,954)                          $11,120,418
-------------------------------------------------------
MORTGAGE-BACKED SECURITIES - 25.6%
$292,171   Federal National
           Mortgage
           Association       6.00% 05/01/31 $   285,984
3,197,139  Federal National
           Mortgage
           Association       6.50% 08/01/29   3,201,788
 561,201   Federal National
           Mortgage
           Association       6.50% 02/01/31     562,017
 180,044   Federal National
           Mortgage
           Association       7.00% 11/01/29     183,764
1,217,656  Federal National
           Mortgage
           Association       7.00% 02/01/30   1,241,883
1,269,453  Federal National
           Mortgage
           Association       7.50% 01/01/31   1,310,312
1,311,315  Federal National
           Mortgage
           Association       8.00% 05/01/30   1,372,702
   1,142   Government
           National
           Mortgage
           Association       7.50% 07/15/23       1,181
 323,100   Government
           National
           Mortgage
           Association       7.75% 09/20/24     332,931
 412,539   Government
           National
           Mortgage
           Association       8.00% 07/15/30     431,386
-------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES
(COST $8,645,453)                           $ 8,923,948
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE BOND FUND

Schedule of Investments continued

  Principal                Interest Maturity     Value
   Amount                    Rate    Date      (Note 1)

U.S. GOVERNMENT AGENCY OBLIGATIONS - 12.1%
$425,000   Federal Home
           Loan Mortgage
           Corporation       5.50% 09/15/11 $   416,659
1,250,000  Federal Home
           Loan Mortgage
           Corporation       6.50% 12/01/31   1,252,832
 800,000   Federal National
           Mortgage
           Association       4.75% 11/14/03     823,782
 745,000   Federal National
           Mortgage
           Association       6.25% 05/15/29     742,983
1,000,000  Federal National
           Mortgage
           Association       6.50% 03/25/30     994,410
-------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $4,227,487)                           $ 4,230,666
-------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 20.9%
$300,000   U.S. Treasury
           Bond              6.00% 02/15/26 $   309,188
 900,000   U.S. Treasury
           Bond             6.125% 08/15/29     955,195
 300,000   U.S. Treasury
           Bond              6.25% 05/15/30     324,973
 675,000   U.S. Treasury
           Bond             9.125% 05/15/18     920,083
 450,000   U.S. Treasury
           Note             4.625% 05/15/06     456,275



  Principal                Interest Maturity     Value
   Amount                    Rate    Date      (Note 1)

U.S. TREASURY OBLIGATIONS - Continued
$2,000,000 U.S. Treasury
           Note              3.00% 11/30/03 $ 2,001,406
 950,000   U.S. Treasury
           Note              5.00% 02/15/11     947,105
 600,000   U.S. Treasury
           Note              5.00% 08/15/11     598,500
 700,000   U.S. Treasury
           Note             6.125% 08/15/07     753,157
-------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $7,286,617)                           $ 7,265,882
-------------------------------------------------------
TOTAL INVESTMENTS AT MARKET VALUE - 96.2%
(COST $33,236,592) (a)                      $33,518,258
CASH AND OTHER ASSETS
NET OF LIABILITIES - 3.8%                     1,319,684
-------------------------------------------------------
NET ASSETS - 100.0%                         $34,837,942
-------------------------------------------------------

Notes to the Schedule of Investments:
 (a) The aggregate identified cost for federal income tax purposes is $33,264,147, resulting in gross unrealized appreciation and depreciation of $685,779 and $431,668, respectively, and net unrealized appreciation of $254,111.
 144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, these securities were valued at $1,554,651 or 4.46% of net assets (Note 6).


The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE STANDBY INCOME FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Standby Income Fund

A weakening economy and an accommodative Federal Reserve Board were the dominant themes in 2001. Economic growth, as measured by Gross Domestic Product (GDP), slipped from 2.8% in 2000 to a projected -0.2% in 2001. The recent decline in economic activity follows four consecutive years of 4.0%+ growth. The Fed, in response to slower growth, lowered the fed funds rate 11 times during the year, pushing the short-term borrowing rate from 6.5% to 1.75%. Inflation, typically a by-product of low interest rates, has been tempered by a high level of productivity.

The Treasury market reacted to the Fed's actions with a dramatically steeper Treasury curve. Short-term interest rates declined by over 4.0% while long-term rates actually increased about 0.1%. Short-term securities, those typically purchased by the Touchstone Standby Income Fund, performed very well in this environment. The weakening economy and lower interest rates were a mixed blessing, however, as credit quality across the investment grade sector generally deteriorated.

We have been working to improve the overall credit profile of the Fund without sacrificing yield. We have been investing portfolio runoff into short-term, Agency and whole-loan collateralized mortgage obligations and Ginnie Mae adjustable rate mortgages. All of these securities are "AAA" rated and carry very attractive spreads to traditional short-term investments (i.e., Commercial Paper and other short-term corporate securities). These securities are generally under-followed by other short-term investors and are therefore attractively priced. The Fund's duration has remained stable throughout the year at approximately 0.6 years.

We intend to continue to add high quality, low profile bonds to the portfolio. We intend to also look to increase corporate exposure when economic growth begins to accelerate--likely to be in the 2nd or 3rd quarter of 2002. Regarding interest rates, we intend to maintain duration around 0.6 years and look to pare that back when the Fed begins to raise rates--possibly in late 2002 or early 2003.

  TOUCHSTONE STANDBY INCOME FUND

[line chart data]

GROWTH OF A $10,000 INVESTMENT

         Touchstone     Merrill Lynch
         Standby        91-Day
         Income         Treasury
         Fund           (Major Index)

        $10,000        $10,000
12/94    10,057         10,050
         10,213         10,200
         10,369         10,354
         10,482         10,501
12/95    10,651         10,656
         10,777         10,787
         10,915         10,926
         11,057         11,077
12/96    11,203         11,221
         11,334         11,364
         11,486         11,519
         11,657         11,673
12/97    11,809         11,819
         11,964         11,973
         12,129         12,127
         12,310         12,299
12/98    12,483         12,438
         12,643         12,570
         12,777         12,717
         12,921         12,878
12/99    13,089         13,039
         13,274         13,221
         13,481         13,421
         13,713         13,623
12/00    13,769         13,845
         14,173         14,053
         14,254         14,211
         14,447         14,364
12/01    14,574         14,456



[legend data]:

Average Annual Total Return

One Year
Ended
12/31/01
4.7%

Five Years
Ended
12/31/01
5.4%

Since
Inception
11/21/94
5.4%


Cumulative Total Return

Since Inception
11/21/94
45.7%



Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on November 21, 1994.

  TOUCHSTONE STANDBY INCOME FUND

SCHEDULE OF INVESTMENTS
                                                               December 31, 2001

  Principal                Interest Maturity     Value
   Amount                    Rate    Date      (Note 1)

ASSET-BACKED SECURITIES - 12.6%
  AUTOMOTIVE - 1.3%
$283,552   Mellon Auto
           Grantor Trust,
           Series 1999-1,
           Class B           5.76% 10/17/05 $   289,008
-------------------------------------------------------
  BANKING - 1.9%
 412,000   Newcourt
           Equipment Trust,
           Series 1999-1,
           Class  A4         7.18% 10/20/05     431,702
-------------------------------------------------------
  FINANCIAL SERVICES - 6.5%
 800,000   CIT Equipment
           Collateral, Series
           2001-1, Class A3  5.23% 10/20/04     818,613
 243,551   Residential Asset
           Securitization
           Trust, Series
           1997-A3, Class A4 7.75% 05/25/27     244,131
 425,153   Residential
           Funding, Series
           1993-S45,
           Class A12         6.50% 12/25/23     427,207
-------------------------------------------------------
                                              1,489,951
-------------------------------------------------------
  HOME EQUITY - 2.9%
 152,080   Associates
           Manufactured
           Housing, Series
           1996-1,  Class A4 7.30% 03/15/27     154,998
 218,929   Countrywide
           Home Loans,
           Series 2000-9,
           Class A9          7.50% 01/25/31     223,018
 273,769   Green Tree
           Home Equity
           Loan Trust, Series
           1999-C, Class A2  6.67% 07/15/30     276,246
-------------------------------------------------------
                                                654,262
-------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(COST $2,837,337)                           $ 2,864,923
-------------------------------------------------------
COMMERCIAL PAPER - 19.5%
  BANKING - 4.3%
$986,000   Pinnacle West
           Capital, 144A     3.00% 01/03/02 $   985,836
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 1.5%
 340,000   General Mills,
           144A              2.45% 02/15/02     338,959
-------------------------------------------------------
  ENTERTAINMENT & LEISURE - 3.5%
 800,000   Walt Disney
           Company (The)     2.63% 01/24/02     798,656
-------------------------------------------------------
  FINANCIAL SERVICES - 3.1%
 700,000   Textron Financial 2.35% 01/14/02     699,406
-------------------------------------------------------




  Principal                Interest Maturity     Value
   Amount                    Rate    Date      (Note 1)

  INDUSTRIAL - DIVERSIFIED - 7.1%
$500,000   Public Service
           Enterprise, 144A  2.80% 01/03/02 $   499,922
 770,000   Tyco International
           Group, 144A       2.05% 01/09/02     769,649
 350,000   Tyco International
           Group, 144A       2.20% 01/08/02     349,850
-------------------------------------------------------
                                              1,619,421
-------------------------------------------------------
TOTAL COMMERCIAL PAPER
(COST $4,442,278)                           $ 4,442,278
-------------------------------------------------------
CORPORATE BONDS - 38.3%
  AEROSPACE & DEFENSE - 1.9%
$200,000   Honeywell
           International    9.875% 06/01/02 $   206,108
 225,000   Textron           6.75% 09/15/02     229,811
-------------------------------------------------------
                                                435,919
-------------------------------------------------------
  BANKING - 1.9%
 250,000   Fleet Financial  6.875% 03/01/03     261,743
 150,000   Summit
           Bancorp          8.625% 12/10/02     158,138
-------------------------------------------------------
                                                419,881
-------------------------------------------------------
  COMMERCIAL SERVICES - 3.9%
1,150,000  Comdisco+         0.00% 08/09/01     891,250
-------------------------------------------------------
  ELECTRIC UTILITIES - 11.7%
1,000,000  Kansas City
           Power & Light     5.03% 03/20/02   1,000,277
1,400,000  SCANA FRN,
           144A             4.799% 02/08/02   1,399,961
 250,000   Texas Utilities   8.00% 06/01/02     254,478
-------------------------------------------------------
                                              2,654,716
-------------------------------------------------------
  FINANCIAL SERVICES - 8.7%
 300,000   Bear Stearns Co.  6.45% 08/01/02     306,304
 600,000   Bombardier
           Capital Inc.,
           144A              6.00% 01/15/02     600,572
 200,000   Ford Motor
           Credit            6.50% 02/28/02     201,177
 250,000   Ford Motor
           Credit            8.00% 06/15/02     255,653
 500,000   General Motors    6.75% 09/09/02     513,925
 100,000   Lehman
           Bros Inc.        7.125% 07/15/02     102,525
-------------------------------------------------------
                                              1,980,156
-------------------------------------------------------
  HEAVY MACHINERY - 4.5%
1,000,000  Ingersoll Rand    5.75% 02/14/03   1,030,905
-------------------------------------------------------
  OIL & GAS - 1.3%
 285,000   El Paso
           Natural Gas       6.75% 11/15/03     295,237
-------------------------------------------------------
  TELEPHONE SYSTEMS - 4.4%
1,000,000  MCI
           Communications   6.125% 04/15/02   1,008,784
-------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $8,912,261)                           $ 8,716,848
-------------------------------------------------------



The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE STANDBY INCOME FUND

Schedule of Investments continued

  Principal                Interest Maturity     Value
   Amount                    Rate    Date      (Note 1)

  MUNICIPAL BONDS - 10.6%
  TAXABLE VARIABLE DEMAND NOTES - 7.0%
$800,000   Florida Housing
           Financing Corp.   4.25% 09/15/32 $   800,000
 800,000   Florida Housing
           Financing Corp.   4.25% 02/15/33     800,000
-------------------------------------------------------
                                              1,600,000
-------------------------------------------------------
  TRANSPORTATION - 3.6%
 800,000   Cleveland, Ohio
           Airport Surplus
           Revenue           5.55% 06/01/03     810,864
-------------------------------------------------------
TOTAL MUNICIPAL BONDS
(COST $2,399,232)                           $ 2,410,864
-------------------------------------------------------
MORTGAGE-BACKED SECURITIES - 12.6%
$346,444   Federal Home
           Loan Mortgage
           Corporation       5.50% 03/01/11 $   341,219
 250,757   Federal Home
           Loan Mortgage
           Corporation       6.00% 11/15/08     250,928
  71,518   Federal Home
           Loan Mortgage
           Corporation       6.75% 02/01/06      73,400
  60,536   Federal National
           Mortgage
           Association       7.00% 02/25/20      60,903
  41,563   Freddie Mac       6.00% 03/15/08      41,588
 197,464   Government
           National
           Mortgage
           Association      6.375% 01/20/26     201,690
 304,921   Government
           National
           Mortgage
           Association      6.375% 05/20/27     312,575
 240,303   Government
           National
           Mortgage
           Association      6.375% 05/20/28     245,855
 202,456   Government
           National
           Mortgage
           Association       6.50% 02/20/28     206,341
 198,123   Government
           National
           Mortgage
           Association      6.875% 03/20/25     202,448



  Principal                Interest Maturity     Value
   Amount                    Rate    Date      (Note 1)

MORTGAGE-BACKED SECURITIES - Continued
$345,607   Government
           National
           Mortgage
           Association      7.375% 05/20/23 $   354,912
 111,250   Government
           National
           Mortgage
           Association      7.625% 12/20/21     114,610
  87,665   Government
           National
           Mortgage
           Association       7.75% 09/20/17      90,425
 133,858   Government
           National
           Mortgage
           Association       7.75% 09/20/17     138,071
 234,261   Government
           National
           Mortgage
           Association       7.75% 08/20/26     241,024
-------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES
(COST $2,875,058)                           $ 2,875,989
-------------------------------------------------------


                                                 Value
   Shares                                      (Note 1)

MUTUAL FUND - 3.5%
 799,815   Merrimac Money Market            $   799,815
-------------------------------------------------------
TOTAL MUTUAL FUND
(COST $799,815)                             $   799,815
-------------------------------------------------------
TOTAL INVESTMENTS AT MARKET VALUE - 97.1%
(COST $22,265,981) (a)                      $22,110,717
CASH AND OTHER ASSETS
NET OF LIABILITIES - 2.9%                       670,008
-------------------------------------------------------
NET ASSETS - 100.0%                         $22,780,725
-------------------------------------------------------

Notes to the Schedule of Investments:
  +  Security is in default.
 (a) The aggregate identified cost for federal income tax purposes is $22,289,400, resulting in gross unrealized appreciation and depreciation of $118,585 and $297,268, respectively, and net unrealized depreciation of $178,683.
 144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, these securities were valued at $4,944,749 or 21.71% of net assets (Note 6).
FRN - Floating Rate Note


The accompanying notes are an integral part of the financial statements.

 TOUCHSTONE MONEY MARKET FUND

SCHEDULE OF INVESTMENTS
                                                               December 31, 2001

  Principal                Interest Maturity      Value
   Amount                    Rate    Date       (Note 1)

COMMERCIAL PAPER - 29.1%
  FINANCIAL SERVICES - 29.1%
$500,000   Cooperative
           Association
           Tractor Dealers   1.80% 01/02/02 $   499,975
 500,000   Fountain Square
           Funding, 144A     1.80% 01/02/02     499,975
 500,000   Giro Funding,
           144A              1.66% 01/02/02     499,977
 500,000   Govco, 144A       1.75% 01/02/02     499,976
 500,000   Toyota Credit
           Puerto Rico       1.65% 01/02/02     499,977
 500,000   UBS Finance
           Delaware          1.70% 01/02/02     499,976
-------------------------------------------------------
                                              2,999,856
-------------------------------------------------------
TOTAL COMMERCIAL PAPER
(COST $2,999,856)                           $ 2,999,856
-------------------------------------------------------
CORPORATE BONDS - 15.4%
  BANKING - 7.1%
$200,000   Bankers
           Trust NY         7.125% 07/31/02 $   204,166
 100,000   Chase
           Manhattan         8.50% 02/15/02     100,475
 200,000   Citigroup, Inc.   9.50% 03/01/02     201,638
 120,000   Bank One Corp.    8.25% 06/15/02     122,594
 100,000   Wachovia Corp.   8.125% 06/24/02     102,340
-------------------------------------------------------
                                                731,213
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 1.2%
 125,000   Coca-Cola
           Enterprises      7.875% 02/01/02     125,377
-------------------------------------------------------
  FINANCIAL SERVICES - 6.1%
 135,000   Bear Stearns Co.  6.45% 08/01/02     136,802
 100,000   International
           Lease Finance    6.375% 02/15/02     100,347
 140,000   International
           Lease Finance    6.375% 08/01/02     142,515
 250,000   National Rural
           Utilities         6.07% 06/05/02     253,939
-------------------------------------------------------
                                                633,603
-------------------------------------------------------
  OIL & GAS - 1.0%
 100,000   BP Amoco         7.875% 05/15/02     101,335
-------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $1,591,528)                           $ 1,591,528
-------------------------------------------------------
TAXABLE MUNICIPAL BONDS - 7.8%
$250,000   Arcadia, CA
           Redevelopment
           Agency            6.75% 05/01/02 $   251,507
 300,000   Cleveland, OH
           Parking Acquis.
           Notes             3.75% 11/01/02     299,638
 250,000   Deerfield Twp,
           OH GO BANS        5.20% 05/15/02     250,351
-------------------------------------------------------
TOTAL TAXABLE MUNICIPAL BONDS
(COST $801,496)                             $   801,496
-------------------------------------------------------




  Principal                Interest Maturity     Value
   Amount                    Rate    Date      (Note 1)
TAXABLE VARIABLE DEMAND NOTES - 41.0% (a)
$100,000   American Baptist
           Homes Of
           The West          2.10% 01/02/02 $   100,000
 100,000   California
           Infrastructure &
           Econ. Dev. Bank   2.03% 01/08/02     100,000
 305,000   California Pol.
           Ctl. Fin.         2.55% 01/08/02     305,000
 250,000   Cleveland, OH
           Airport Sys. Rev. 1.95% 01/08/02     250,000
 240,000   Denver LLC        2.59% 01/08/02     240,000
 250,000   Ezflow LP         2.10% 01/08/02     250,000
 200,000   Illinois Dev.
           Fin. Auth.
           (Technifast Ind.) 2.18% 01/08/02     200,000
 100,000   Indianapolis, IN
           Multi-Fam. Hsg.
           (Nora Pines
           Project)          2.20% 01/08/02     100,000
 250,000   Kent Co., MI Ltd.
           Tax GO Notes      2.12% 01/08/02     250,000
 250,000   Massachusetts
           St. Dev. Agency
           (Edgewood
           Retirement)       2.20% 01/08/02     250,000
 100,000   Michigan State
           Strat. Fund
           (Briarwood)       2.10% 01/08/02     100,000
 250,000   Milwaukee, WI
           Red. Auth.
           (Palermovilla)    2.25% 01/08/02     250,000
  95,000   New Jersey Econ.
           Dev. Auth.        2.30% 01/08/02      95,000
 250,000   Regional Waste
           Systems, Inc.     2.00% 01/08/02     250,000
 100,000   Riverside Co., CA
           Ind. Dev. (Advance
           Business)         2.13% 01/08/02     100,000
 250,000   Schenectady, NY
           Ind. Dev. Agency
           (JMR Dev.
           Co. Project)      2.25% 01/08/02     250,000
 280,000   Shelby Co., TN
           Hlth. Ed. & Hsg.  2.10% 01/08/02     280,000
 300,000   Suffolk Co., NY
           Ind. Dev. Agency
           (Hampton Day
           School)           2.11% 01/08/02     300,000
 100,000   Washington St.
           Hsg. Fin. Comm.   2.10% 01/02/02     100,000
 100,000   Waterford, WI Ind.
           Dev. Rev. (E&S
           Plastic Prod.)    2.15% 01/08/02     100,000



The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE MONEY MARKET FUND

Schedule of Investments continued

  Principal                Interest Maturity     Value
   Amount                    Rate    Date      (Note 1)

TAXABLE VARIABLE DEMAND NOTES - Continued
$104,000   Wayne Co., MI Ltd.
            Tax GO Notes     2.20% 01/08/02 $   104,000
 250,000   West Covina,
           CA Pub. Fin.      2.11% 01/08/02     250,000
-------------------------------------------------------
TOTAL TAXABLE VARIABLE DEMAND NOTES
(COST $4,224,000)                           $ 4,224,000
-------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.9%
$500,000   Federal Home
           Loan Bank         1.45% 01/02/02 $   499,980
-------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $499,980)                             $   499,980
-------------------------------------------------------



                                                 Value
                                               (Note 1)
TOTAL INVESTMENTS AT MARKET VALUE - 98.2%
(COST $10,116,860) (b)                      $10,116,860
CASH AND OTHER ASSETS
NET OF LIABILITIES - 1.8%                       183,221
-------------------------------------------------------
NET ASSETS - 100.0%                         $10,300,081
-------------------------------------------------------

Notes to the Schedule of Investments:
 (a) Variable rate securities that have coupons which reset daily, weekly or monthly. Maturity dates shown are actual reset dates.
 (b) The aggregate identified cost for federal income tax purposes is $10,116,860.
 144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, these securities were valued at $1,499,928 or 14.56% of net assets (Note 6).


The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE VARIABLE SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES
                                                               December 31, 2001

                                                                           TOUCHSTONE    TOUCHSTONE   TOUCHSTONE    TOUCHSTONE
                                                                          INTERNATIONAL   EMERGING     SMALL CAP      GROWTH/
                                                                             EQUITY        GROWTH        VALUE         VALUE
                                                                              FUND          FUND         FUND          FUND
ASSETS:
Investments, at value (Note 1) (a)                                        $15,578,094   $35,237,617   $10,352,085  $ 5,558,278
Cash                                                                          664,877     1,054,765        38,573      219,643
Receivables for:
   Investments sold                                                                --       586,893       197,114      112,326
   Fund shares sold                                                                --            --            --           --
   Dividends                                                                   13,983         5,051         6,882        2,019
   Foreign tax reclaims                                                        20,789            --            --           --
   Interest                                                                       729         1,373           123          208
Reimbursement receivable from Investment Advisor (Note 4)                      21,848            --        20,480       36,323
------------------------------------------------------------------------------------------------------------------------------
         Total assets                                                      16,300,320    36,885,699    10,615,257    5,928,797
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for:
   Investments purchased                                                           --       318,012            --      119,734
   Unrealized depreciation on foreign forward currency contracts (Note 1)       4,588            --            --           --
   Fund shares redeemed                                                        10,179        78,218           338        1,779
Payable to Investment Advisor (Note 3)                                             --        99,098            --           --
Other accrued expenses                                                         59,853        85,143        38,165       14,273
------------------------------------------------------------------------------------------------------------------------------
         Total liabilities                                                     74,620       580,471        38,503      135,786
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (b):                                                           $16,225,700   $36,305,228   $10,576,754  $ 5,793,011
------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                                          2,147,040     2,001,325     1,621,509      669,673
------------------------------------------------------------------------------------------------------------------------------
Net asset value                                                           $      7.56   $      18.14  $      6.52  $      8.65
------------------------------------------------------------------------------------------------------------------------------
(a)  Cost of investments of:                                              $16,499,492   $28,350,933   $12,780,261  $ 5,763,882
(b)  See the Statements of Changes in Net Assets for components of net assets.



The accompanying notes are an integral part of the financial statements.

49


  TOUCHSTONE VARIABLE SERIES TRUST

Statements of Assets and Liabilities continued

                                                                                                                    TOUCHSTONE
                                                                           TOUCHSTONE    TOUCHSTONE   TOUCHSTONE     GROWTH &
                                                                             EQUITY      ENHANCED 30  VALUE PLUS      INCOME
                                                                              FUND          FUND         FUND          FUND
ASSETS:
Investments, at value (Note 1) (a)                                        $ 8,837,524   $10,985,159   $ 6,545,673  $31,753,037
Cash                                                                          746,915        37,369       641,018    2,651,509
Receivables for:
   Investments sold                                                                --           --            --            --
   Fund shares sold                                                             2,934           --            --            --
   Dividends                                                                    5,340       12,908         5,480        53,395
   Foreign tax reclaims                                                            --           --            --           106
   Interest                                                                       354            28           397        1,959
Reimbursement receivable from Investment Advisor (Note 4)                      12,724        25,300         9,747           --
------------------------------------------------------------------------------------------------------------------------------
         Total assets                                                       9,605,791    11,060,764     7,202,315   34,460,006
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for:
   Investments purchased                                                          --            --            --       152,658
   Unrealized depreciation on foreign forward currency contracts (Note 1)         --            --            --            --
   Fund shares redeemed                                                           --            387         1,230       13,060
Payable to Investment Advisor (Note 3)                                            --            --            --        39,937
Other accrued expenses                                                         23,429        40,500        26,108      130,940
------------------------------------------------------------------------------------------------------------------------------
         Total liabilities                                                     23,429        40,887        27,338      336,595
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (b):                                                           $ 9,582,362   $11,019,877   $ 7,174,977  $34,123,411
------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                                          1,066,083     1,233,342       689,598    3,436,594
------------------------------------------------------------------------------------------------------------------------------
Net asset value                                                           $      8.99   $      8.93   $     10.40  $      9.93
------------------------------------------------------------------------------------------------------------------------------
(a)  Cost of investments of:                                              $ 8,727,860   $11,701,093   $ 6,424,074  $29,860,186
(b)  See the Statements of Changes in Net Assets for components of net assets.


The accompanying notes are an integral part of the financial statements.

50


  TOUCHSTONE VARIABLE SERIES TRUST

                                                                                                      TOUCHSTONE    TOUCHSTONE
                                                             TOUCHSTONE    TOUCHSTONE    TOUCHSTONE     STANDBY        MONEY
                                                              BALANCED     HIGH YIELD       BOND        INCOME        MARKET
                                                                FUND          FUND          FUND         FUND          FUND
ASSETS:
Investments, at value (Note 1) (a)                           $27,435,687  $17,434,675   $33,518,258   $22,110,717  $10,116,860
Cash                                                             781,304      152,534     1,078,601     1,048,117       38,498
Receivables for:
   Investments sold                                              214,386           --            --         1,380           --
   Fund shares sold                                                   --           --            --            --       67,091
   Dividends                                                       7,152           --            --            --           --
   Foreign tax reclaims                                               --           --            --            --           --
   Interest                                                      143,689      496,269       390,011       134,729       57,908
Reimbursement receivable from Investment Advisor (Note 4)             --        2,362            --        25,206       37,463
------------------------------------------------------------------------------------------------------------------------------
         Total assets                                         28,582,218   18,085,840    34,986,870    23,320,149   10,317,820
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for:
   Investments purchased                                         221,479           --            --       423,848           --
   Unrealized depreciation on foreign
      forward currency contracts (Note 1)                          7,528           --            --            --           --
   Fund shares redeemed                                            5,027       13,970        26,518        50,029           --
Payable to Investment Advisor (Note 3)                            34,433           --        35,515            --           --
Other accrued expenses                                            86,662       47,665        86,895        65,547       17,739
------------------------------------------------------------------------------------------------------------------------------
         Total liabilities                                       355,129       61,635       148,928       539,424       17,739
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (b):                                              $28,227,089  $18,024,205   $34,837,942   $22,780,725  $10,300,081
------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                             2,022,019    2,413,893     3,356,409     2,313,784   10,300,081
------------------------------------------------------------------------------------------------------------------------------
Net asset value                                              $     13.96  $      7.47   $     10.38   $      9.85  $      1.00
------------------------------------------------------------------------------------------------------------------------------
(a)  Cost of investments of:                                 $26,113,114  $19,856,738   $33,236,592   $22,265,981  $10,116,860
(b)  See the Statements of Changes in Net Assets for components of net assets.



The accompanying notes are an integral part of the financial statements.

51


  TOUCHSTONE VARIABLE SERIES TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2001

                                                                           TOUCHSTONE    TOUCHSTONE   TOUCHSTONE    TOUCHSTONE
                                                                          INTERNATIONAL   EMERGING     SMALL CAP      GROWTH/
                                                                             EQUITY        GROWTH        VALUE         VALUE
                                                                              FUND          FUND         FUND          FUND
INVESTMENT INCOME (NOTE 1):
   Interest                                                                 $  20,880     $  52,057     $   6,258    $   4,340
   Dividends (a)                                                              331,395       112,158        60,026       13,542
------------------------------------------------------------------------------------------------------------------------------
         Total investment income                                              352,275       164,215        66,284       17,882
------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 3)                                          208,114       293,271        79,639       34,253
   Custody, administration and fund accounting fees                           196,523        86,304        99,482       54,056
   Sponsor fees (Note 3)                                                       43,814        73,320        19,795        6,828
   Professional fees                                                           14,560        17,089         8,561        3,699
   Printing fees                                                               13,904        17,331         4,745        1,999
   Trustee fees (Note 3)                                                        4,606         5,594         1,802        1,372
   Miscellaneous                                                                2,028         1,997         1,042          499
------------------------------------------------------------------------------------------------------------------------------
      Total expenses                                                          483,549       494,906       215,066      102,706
      Waiver of Sponsor fee (Note 4)                                          (43,814)      (73,320)      (19,795)      (6,828)
      Reimbursement from Investment Advisor (Note 4)                         (165,925)           --       (95,831)     (58,323)
------------------------------------------------------------------------------------------------------------------------------
      Net expenses                                                            273,810       421,586        99,440       37,555
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                   78,465      (257,371)      (33,156)     (19,673)
------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on:
   Investments                                                             (8,968,138)    4,054,097       339,029     (475,816)
   Foreign currency                                                          (154,139)           --            --           --
------------------------------------------------------------------------------------------------------------------------------
                                                                           (9,122,277)    4,054,097       339,029     (475,816)
------------------------------------------------------------------------------------------------------------------------------
   Net change in unrealized appreciation (depreciation) on:
   Investments                                                                739,879    (5,188,794)    1,269,864     (205,604)
   Foreign currency                                                            (4,000)           --            --           --
------------------------------------------------------------------------------------------------------------------------------
                                                                              735,879    (5,188,794)    1,269,864     (205,604)
------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS):                                   (8,386,398)   (1,134,697)    1,608,893     (681,420)
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                             $ (8,307,933) $ (1,392,068)  $ 1,575,737  $  (701,093)
------------------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign tax withholding of:                                  $     36,635  $         --   $        --  $        --



The accompanying notes are an integral part of the financial statements.

52


  TOUCHSTONE VARIABLE SERIES TRUST

                                                                                                                    TOUCHSTONE
                                                                           TOUCHSTONE    TOUCHSTONE   TOUCHSTONE     GROWTH &
                                                                             EQUITY      ENHANCED 30  VALUE PLUS      INCOME
                                                                              FUND          FUND         FUND          FUND
INVESTMENT INCOME (NOTE 1):
   Interest                                                                 $   9,153     $   4,631     $   9,114    $  33,726
   Dividends (a)                                                               21,315       186,959        99,210      818,610
------------------------------------------------------------------------------------------------------------------------------
         Total investment income                                               30,468       191,590       108,324      852,336
------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 3)                                           39,323        75,435        51,558      345,077
   Custody, administration and fund accounting fees                            60,692        90,735        78,780       95,949
   Sponsor fees (Note 3)                                                       10,486        23,211        13,749       86,269
   Professional fees                                                            5,499        10,248         5,217       24,826
   Printing fees                                                                1,999         5,287         2,839       24,890
   Trustee fees (Note 3)                                                        1,372         2,168         1,598        7,312
   Miscellaneous                                                                  499            58           165          987
------------------------------------------------------------------------------------------------------------------------------
      Total expenses                                                          119,870       207,142       153,906      585,310
      Waiver of Sponsor fee (Note 4)                                          (10,486)      (23,211)      (13,749)     (86,269)
      Reimbursement from Investment Advisor (Note 4)                          (59,575)      (96,890)      (61,101)    (132,393)
------------------------------------------------------------------------------------------------------------------------------
      Net expenses                                                             49,809        87,041        79,056      366,648
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                  (19,341)      104,549        29,268      485,688
------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on:
   Investments                                                               (925,124)     (223,117)       12,448    1,126,944
   Foreign currency                                                                --            --            --           --
------------------------------------------------------------------------------------------------------------------------------
                                                                             (925,124)     (223,117)       12,448    1,126,944
------------------------------------------------------------------------------------------------------------------------------
   Net change in unrealized appreciation (depreciation) on:
   Investments                                                                109,664    (1,324,674)     (136,067)  (3,862,234)
   Foreign currency                                                                --            --            --           --
------------------------------------------------------------------------------------------------------------------------------
                                                                              109,664    (1,324,674)     (136,067)  (3,862,234)
------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS):                                     (815,460)   (1,547,791)     (123,619)  (2,735,290)
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                              $  (834,801) $ (1,443,242)  $   (94,351) $(2,249,602)
------------------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign tax withholding of:                                   $        --  $         --   $       636  $     8,060



The accompanying notes are an integral part of the financial statements.

53


  TOUCHSTONE VARIABLE SERIES TRUST

Statements of Operations continued

                                                                                                      TOUCHSTONE    TOUCHSTONE
                                                             TOUCHSTONE    TOUCHSTONE    TOUCHSTONE     STANDBY        MONEY
                                                              BALANCED     HIGH YIELD       BOND        INCOME        MARKET
                                                                FUND          FUND          FUND         FUND          FUND
INVESTMENT INCOME (NOTE 1):
   Interest                                                   $  893,579  $ 1,816,678   $ 2,149,026   $ 1,146,100 $    147,054
   Dividends (a)                                                 208,314       15,625            --            --           --
------------------------------------------------------------------------------------------------------------------------------
         Total investment income                               1,101,893    1,832,303     2,149,026     1,146,100      147,054
------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 3)                             244,148      105,765       186,182        55,960       20,618
   Custody, administration and fund accounting fees               92,717       92,986        77,343        88,322       58,707
   Sponsor fees (Note 3)                                          61,037       35,255        67,703        44,768        8,247
   Professional fees                                              17,004       11,180        17,826        12,064        3,999
   Printing fees                                                  14,770        7,250        14,390         9,975        1,991
   Trustee fees (Note 3)                                           4,572        3,557         5,898         3,376        1,872
   Miscellaneous                                                     901          423           591           464          499
------------------------------------------------------------------------------------------------------------------------------
      Total expenses                                             435,149      256,416       369,933       214,929       95,933
      Waiver of Sponsor fee (Note 4)                             (61,037)     (35,255)      (67,703)      (44,768)      (8,247)
      Reimbursement from Investment Advisor (Note 4)             (99,446)     (80,143)      (48,329)      (58,242)     (62,945)
------------------------------------------------------------------------------------------------------------------------------
      Net expenses                                               274,666      141,018       253,901       111,919       24,741
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                     827,227    1,691,285     1,895,125     1,034,181      122,313
------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on:
   Investments                                                   394,356        6,908       625,777         4,071          779
   Foreign currency                                               58,409           --            --            --           --
------------------------------------------------------------------------------------------------------------------------------
                                                                 452,765        6,908       625,777         4,071          779
------------------------------------------------------------------------------------------------------------------------------
   Net change in unrealized appreciation (depreciation) on:
   Investments                                                  (492,283)    (567,540)        8,812      (105,112)          --
   Foreign currency                                                  869           --            --            --           --
------------------------------------------------------------------------------------------------------------------------------
                                                                (491,414)    (567,540)        8,812      (105,112)          --
------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS):                         (38,649)    (560,632)      634,589      (101,041)         779
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                  $  788,578  $ 1,130,653   $ 2,529,714  $    933,140  $   123,092
------------------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign tax withholding of:                       $      961  $        --   $        --  $         --  $        --



The accompanying notes are an integral part of the financial statements.

54


  TOUCHSTONE VARIABLE SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                       TOUCHSTONE               TOUCHSTONE               TOUCHSTONE
                                                  INTERNATIONAL EQUITY        EMERGING GROWTH             SMALL CAP
                                                          FUND                     FUND                  VALUE FUND
                                               ------------------------- ------------------------- -------------------------
                                                  FOR THE      FOR THE     FOR THE       FOR THE     FOR THE      FOR THE
                                                   YEAR         YEAR         YEAR         YEAR         YEAR        YEAR
                                                   ENDED        ENDED        ENDED        ENDED        ENDED       ENDED
                                               DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                   2001         2000         2001         2000         2001        2000
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                  $  78,465    $  (6,712) $ (257,371)  $  (94,906)  $  (33,156) $  (90,475)
   Net realized gain (loss)                     (9,122,277)   3,533,585   4,054,097    7,413,168      339,029   2,948,471
   Net change in unrealized
      appreciation (depreciation)                  735,879  (11,211,095) (5,188,794)   2,970,962    1,269,864  (5,501,156)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
      resulting from operations                 (8,307,933)  (7,684,222) (1,392,068)  10,289,224    1,575,737  (2,643,160)
-------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
   Net investment income                                --     (285,197)         --           --      (15,947)         --
   Realized capital gains                               --   (7,623,012) (2,944,481)  (7,888,442)     (18,422) (4,013,966)
-------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                    --   (7,908,209) (2,944,481)  (7,888,442)     (34,369) (4,013,966)
-------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
   Proceeds from shares sold                     7,640,742    3,118,331   7,341,770    2,237,504    1,104,811   1,203,678
   Reinvestment of dividends                            --    7,908,209   2,944,481    7,888,534       34,369   4,013,966
   Cost of shares redeemed                     (15,893,266)  (3,311,329)(11,761,932)  (7,288,823)  (2,564,459)   (169,782)
-------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)
      from share transactions                   (8,252,524)   7,715,211  (1,475,681)   2,837,215   (1,425,279)  5,047,862
-------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets     (16,560,457)  (7,877,220) (5,812,230)   5,237,997      116,089  (1,609,264)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                          32,786,157   40,663,377  42,117,458   36,879,461   10,460,665  12,069,929
-------------------------------------------------------------------------------------------------------------------------
   End of period                               $16,225,700  $32,786,157 $36,305,228  $42,117,458  $10,576,754 $10,460,665
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                             $27,457,568  $35,789,250 $28,250,713  $29,726,394  $13,823,130 $15,297,512
   Undistributed (distributions
      in excess of) net investment income          (14,740)     (18,219)         --          947           --          --
   Accumulated net realized
      gain (loss) on investments               (10,291,220)  (1,323,087)  1,167,831      314,639     (818,200) (1,138,807)
   Net unrealized appreciation
      (depreciation) on investments               (925,908)  (1,661,787)  6,886,684   12,075,478   (2,428,176) (3,698,040)
-------------------------------------------------------------------------------------------------------------------------
   Net assets applicable
      to shares outstanding                    $16,225,700  $32,786,157 $36,305,228  $42,117,458  $10,576,754 $10,460,665
-------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING (NOTE 1):
   Shares sold                                     978,405      197,423     403,014       98,502      186,904      97,735
   Reinvestment of dividends                            --      744,652     161,077      393,046        5,263     720,640
-------------------------------------------------------------------------------------------------------------------------
                                                   978,405      942,075     564,091      491,548      192,167     818,375
   Shares redeemed                              (1,880,941)    (210,312)   (645,388)    (327,057)    (397,356)    (15,301)
-------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)                        (902,536)     731,763     (81,297)     164,491     (205,189)    803,074
   Beginning of period                           3,049,576    2,317,813   2,082,622    1,918,131    1,826,698   1,023,624
-------------------------------------------------------------------------------------------------------------------------
   End of period                                 2,147,040    3,049,576   2,001,325    2,082,622    1,621,509   1,826,698
-------------------------------------------------------------------------------------------------------------------------



The accompanying notes are an integral part of the financial statements.

55




  TOUCHSTONE VARIABLE SERIES TRUST

Statements of Changes in Net Assets continued

                                                                                     TOUCHSTONE                 TOUCHSTONE
                                                                                    GROWTH/VALUE                  EQUITY
                                                                                        FUND                       FUND
                                                                                   ---------------            ---------------
                                                                                      FOR THE                    FOR THE
                                                                                     PERIOD (a)                 PERIOD (a)
                                                                                        ENDED                      ENDED
                                                                                    DECEMBER 31,               DECEMBER 31,
                                                                                        2001                       2001
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                                                    $    (19,673)             $    (19,341)
   Net realized gain (loss)                                                            (475,816)                 (925,124)
   Net change in unrealized appreciation (depreciation)                                (205,604)                  109,664
--------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from operations                     (701,093)                 (834,801)
--------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
   Net investment income                                                                     --                        --
   Realized capital gains                                                                    --                        --
--------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                                                         --                        --
--------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
   Proceeds from shares sold                                                          6,612,927                10,437,681
   Reinvestment of dividends                                                                 --                        --
   Cost of shares redeemed                                                             (118,823)                  (20,518)
--------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from share transactions                                    6,494,104                10,417,163
--------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                                            5,793,011                 9,582,362
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                                                       --                        --
--------------------------------------------------------------------------------------------------------------------------
   End of period                                                                   $  5,793,011              $  9,582,362
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                                 $  6,474,431               $10,397,822
   Undistributed (distributions in excess of) net investment income                          --                        --
   Accumulated net realized gain (loss) on investments                                 (475,816)                 (925,124)
   Net unrealized appreciation (depreciation) on investments                           (205,604)                  109,664
--------------------------------------------------------------------------------------------------------------------------
   Net assets applicable to shares outstanding                                     $  5,793,011              $  9,582,362
--------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING (NOTE 1):
   Shares sold                                                                          683,237                 1,068,342
   Reinvestment of dividends                                                                 --                        --
--------------------------------------------------------------------------------------------------------------------------
                                                                                        683,237                 1,068,342
   Shares redeemed                                                                      (13,564)                   (2,259)
--------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)                                                              669,673                 1,066,083
   Beginning of period                                                                       --                       --
--------------------------------------------------------------------------------------------------------------------------
   End of period                                                                        669,673                 1,066,083
--------------------------------------------------------------------------------------------------------------------------
(a)  The Fund commenced operations on May 1, 2001.




The accompanying notes are an integral part of the financial statements.

56

  TOUCHSTONE VARIABLE SERIES TRUST



                                                                                    TOUCHSTONE                TOUCHSTONE
                                                                                    ENHANCED 30               VALUE PLUS
                                                                                       FUND                      FUND
                                                                            ------------------------- -------------------------
                                                                               FOR THE      FOR THE     FOR THE      FOR THE
                                                                                YEAR         YEAR         YEAR        YEAR
                                                                                ENDED        ENDED        ENDED       ENDED
                                                                            DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                                2001         2000         2001        2000
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                                            $    104,549  $   72,466  $    29,268  $    32,759
   Net realized gain (loss)                                                    (223,117)     22,638       12,448      201,247
   Net change in unrealized appreciation (depreciation)                      (1,324,674)   (469,761)    (136,067)     (79,916)
-------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from operations           (1,443,242)   (374,657)     (94,351)     154,090
-------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
   Net investment income                                                       (104,807)    (72,229)          --      (32,417)
   Realized capital gains                                                            --          --      (79,697)    (499,389)
-------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                                           (104,807)    (72,229)     (79,697)    (531,806)
-------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
   Proceeds from shares sold                                                    437,203   1,380,571    2,570,381    1,750,713
   Reinvestment of dividends                                                    104,807      72,229       79,697      531,806
   Cost of shares redeemed                                                     (675,212) (1,836,890)  (2,093,897)  (2,282,752)
-------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from share transactions                             (133,202)   (384,090)     556,181         (233)
-------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                                   (1,681,251)   (830,976)     382,133     (377,949)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                                       12,701,128  13,532,104    6,792,844    7,170,793
-------------------------------------------------------------------------------------------------------------------------------
   End of period                                                            $11,019,877 $12,701,128 $  7,174,977  $ 6,792,844
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                          $12,287,775 $12,420,977 $  7,072,086  $ 6,515,905
   Undistributed (distributions in excess of) net investment income                   5         263       29,268          445
   Accumulated net realized gain (loss) on investments                         (551,969)   (328,852)     (47,976)      18,828
   Net unrealized appreciation (depreciation) on investments                   (715,934)    608,740      121,599      257,666
-------------------------------------------------------------------------------------------------------------------------------
   Net assets applicable to shares outstanding                              $11,019,877 $12,701,128 $  7,174,977  $ 6,792,844
-------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING (NOTE 1):
   Shares sold                                                                   46,952     134,524      242,690      158,679
   Reinvestment of dividends                                                     11,606       7,095        7,605       50,360
-------------------------------------------------------------------------------------------------------------------------------
                                                                                 58,558     141,619      250,295      209,039
   Shares redeemed                                                              (72,926)   (176,267)    (200,654)    (208,322)
-------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)                                                      (14,368)    (34,648)      49,641          717
   Beginning of period                                                        1,247,710   1,282,358      639,957      639,240
-------------------------------------------------------------------------------------------------------------------------------
   End of period                                                              1,233,342   1,247,710      689,598      639,957
-------------------------------------------------------------------------------------------------------------------------------





                                                                               TOUCHSTONE               TOUCHSTONE
                                                                             GROWTH & INCOME             BALANCED
                                                                                  FUND                     FUND
                                                                        ------------------------- ------------------------
                                                                          FOR THE      FOR THE      FOR THE     FOR THE
                                                                           YEAR         YEAR         YEAR        YEAR
                                                                           ENDED       ENDED         ENDED       ENDED
                                                                        DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                           2001         2000         2001         2000
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                                        $   485,688  $  732,209  $   827,227  $ 1,076,184
   Net realized gain (loss)                                              1,126,944   1,387,219      452,765      761,876
   Net change in unrealized appreciation (depreciation)                 (3,862,234)  3,964,034     (491,414)   2,092,989
------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from operations      (2,249,602)  6,083,462      788,578    3,931,049
------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
   Net investment income                                                  (732,234) (1,098,231)    (867,214)  (1,125,895)
   Realized capital gains                                               (1,644,765) (2,484,968)    (409,980)  (1,709,918)
------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                                    (2,376,999) (3,583,199)  (1,277,194)  (2,835,813)
------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
   Proceeds from shares sold                                               984,873   1,056,533    3,114,794      845,741
   Reinvestment of dividends                                             2,376,999   3,583,199    1,277,194    2,835,815
   Cost of shares redeemed                                             (21,946,881)(14,584,256)  (9,439,476)  (7,729,633)
------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from share transactions                     (18,585,009) (9,944,524)  (5,047,488)  (4,048,077)
------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                             (23,211,610) (7,444,261)  (5,536,104)  (2,952,841)
------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                                  57,335,021  64,779,282   33,763,193   36,716,034
------------------------------------------------------------------------------------------------------------------------
   End of period                                                       $34,123,411  $57,335,021 $28,227,089  $33,763,193
------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                     $30,905,023 $49,489,960  $27,016,597  $32,064,505
   Undistributed (distributions in excess of) net investment income        485,665     732,234       24,536        8,838
   Accumulated net realized gain (loss) on investments                     839,872   1,357,742     (112,562)     (59,857)
   Net unrealized appreciation (depreciation) on investments             1,892,851   5,755,085    1,298,518    1,749,707
------------------------------------------------------------------------------------------------------------------------
   Net assets applicable to shares outstanding                         $34,123,411 $57,335,021  $28,227,089  $33,763,193
------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING (NOTE 1):
   Shares sold                                                              89,615     100,630      217,294       60,845
   Reinvestment of dividends                                               237,226     318,507       91,359      200,553
------------------------------------------------------------------------------------------------------------------------
                                                                           326,841     419,137      308,653      261,398
   Shares redeemed                                                      (1,980,821) (1,376,773)    (657,779)    (551,392)
------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)                                              (1,653,980)   (957,636)    (349,126)    (289,994)
   Beginning of period                                                   5,090,574   6,048,210    2,371,145    2,661,139
------------------------------------------------------------------------------------------------------------------------
   End of period                                                         3,436,594   5,090,574    2,022,019    2,371,145
------------------------------------------------------------------------------------------------------------------------


57



  TOUCHSTONE VARIABLE SERIES TRUST

Statements of Changes in Net Assets continued

                                                                                TOUCHSTONE               TOUCHSTONE
                                                                                HIGH YIELD                  BOND
                                                                                   FUND                     FUND
                                                                        -------------------------- ---------------------------
                                                                           FOR THE       FOR THE     FOR THE      FOR THE
                                                                             YEAR         YEAR         YEAR        YEAR
                                                                             ENDED       ENDED         ENDED       ENDED
                                                                         DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                             2001         2000         2001        2000
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                                        $  1,691,285 $  1,504,563 $  1,895,125 $ 2,108,118
   Net realized gain (loss)                                                   6,908   (1,560,217)     625,777  (1,184,901)
   Net change in unrealized
         appreciation (depreciation)                                       (567,540)     (41,690)       8,812   1,967,190
--------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
         resulting from operations                                        1,130,653      (97,344)   2,529,714   2,890,407
--------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
   Net investment income                                                 (1,728,333)  (1,512,040)  (2,116,586) (1,963,621)
   Realized capital gains                                                        --           --           --          --
--------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                                     (1,728,333)  (1,512,040)  (2,116,586) (1,963,621)
--------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
   Proceeds from shares sold                                             16,535,531    1,438,560    3,011,471   1,219,612
   Reinvestment of dividends                                              1,728,333    1,512,040    2,116,586   1,963,621
   Cost of shares redeemed                                              (15,390,289)    (508,838)  (3,701,064) (5,812,452)
--------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)
         from share transactions                                          2,873,575    2,441,762    1,426,993  (2,629,219)
--------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                                2,275,895      832,378    1,840,121  (1,702,433)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                                   15,748,310   14,915,932   32,997,821  34,700,254
--------------------------------------------------------------------------------------------------------------------------
   End of period                                                        $18,024,205  $15,748,310  $34,837,942 $32,997,821
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                      $22,433,769  $19,560,194  $33,664,841 $32,237,848
   Undistributed (distributions in excess of)
         net investment income                                              (68,525)      (4,904)   1,922,322   2,116,586
   Accumulated net realized
         gain (loss) on investments                                      (1,918,976)  (1,917,756)  (1,030,887) (1,593,096)
   Net unrealized appreciation
         (depreciation) on investments                                   (2,422,063)  (1,889,224)     281,666     236,483
--------------------------------------------------------------------------------------------------------------------------
   Net assets applicable
         to shares outstanding                                          $18,024,205  $15,748,310  $34,837,942 $32,997,821
--------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING (NOTE 1):
   Shares sold                                                            2,040,469      170,561      277,911     118,903
   Reinvestment of dividends                                                231,991      195,860      204,897     191,760
--------------------------------------------------------------------------------------------------------------------------
                                                                          2,272,460      366,421      482,808     310,663
   Shares redeemed                                                       (1,897,036)     (60,186)    (345,158)   (567,586)
--------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)                                                  375,424      306,235      137,650    (256,923)
   Beginning of period                                                    2,038,469    1,732,234    3,218,759   3,475,682
--------------------------------------------------------------------------------------------------------------------------
   End of period                                                          2,413,893    2,038,469    3,356,409   3,218,759
--------------------------------------------------------------------------------------------------------------------------
(a)  The Fund commenced operations on May 1, 2001.

The accompanying notes are an integral part of the financial statements.

58

  TOUCHSTONE VARIABLE SERIES TRUST


                                                                                   TOUCHSTONE                 TOUCHSTONE
                                                                                 STANDBY INCOME              MONEY MARKET
                                                                                      FUND                       FUND
                                                                           ---------------------------     ----------------
                                                                               FOR THE      FOR THE             FOR THE
                                                                                YEAR         YEAR               PERIOD
                                                                                ENDED        ENDED             ENDED (a)
                                                                            DECEMBER 31, DECEMBER 31,        DECEMBER 31,
                                                                                2001         2000                2001
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                                           $  1,034,181 $  1,647,038            $  122,313
   Net realized gain (loss)                                                      4,071     (115,423)                  779
   Net change in unrealized
         appreciation (depreciation)                                          (105,112)      66,988                    --
-------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
         resulting from operations                                             933,140    1,598,603               123,092
-------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
   Net investment income                                                    (1,141,665)  (1,647,108)             (122,313)
   Realized capital gains                                                           --           --                  (779)
-------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                                        (1,141,665)  (1,647,108)             (123,092)
-------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
   Proceeds from shares sold                                                12,349,989   10,058,776            30,349,128
   Reinvestment of dividends                                                 1,269,145    1,647,114               123,092
   Cost of shares redeemed                                                 (13,358,236) (18,408,109)          (20,172,139)
-------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)
         from share transactions                                               260,898   (6,702,219)           10,300,081
-------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                                      52,373   (6,750,724)           10,300,081
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                                      22,728,352   29,479,076                   --
-------------------------------------------------------------------------------------------------------------------------
   End of period                                                           $22,780,725  $22,728,352           $10,300,081
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                         $23,279,210  $23,018,312           $10,300,081
   Undistributed (distributions in excess of)
         net investment income                                                 (60,930)          47                    --
   Accumulated net realized
         gain (loss) on investments                                           (282,291)    (226,818)                   --
   Net unrealized appreciation
         (depreciation) on investments                                        (155,264)     (63,189)                   --
-------------------------------------------------------------------------------------------------------------------------
   Net assets applicable
         to shares outstanding                                             $22,780,725  $22,728,352            10,300,081
-------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING (NOTE 1):
   Shares sold                                                               1,246,113    1,015,802            30,349,128
   Reinvestment of dividends                                                   128,409      166,262               123,092
-------------------------------------------------------------------------------------------------------------------------
                                                                             1,374,522    1,182,064            30,472,220
   Shares redeemed                                                          (1,355,421)  (1,859,048)          (20,172,139)
-------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)                                                      19,101     (676,984)           10,300,081
   Beginning of period                                                       2,294,683    2,971,667                    --
-------------------------------------------------------------------------------------------------------------------------
   End of period                                                             2,313,784    2,294,683            10,300,081
-------------------------------------------------------------------------------------------------------------------------




59



  TOUCHSTONE VARIABLE SERIES TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding:

                                                                                       TOUCHSTONE INTERNATIONAL
                                                                                              EQUITY FUND
                                                                  ------------------------------------------------------------------
                                                                            FOR THE   FOR THE   FOR THE    FOR THE   FOR THE
                                                                             YEAR      YEAR      YEAR       YEAR      YEAR
                                                                            ENDED      ENDED     ENDED      ENDED     ENDED
                                                                           DECEMBER  DECEMBER  DECEMBER,  DECEMBER  DECEMBER
                                                                           31, 2001  31, 2000  31, 1999   31, 1998  31, 1997

NET ASSET VALUE, BEGINNING OF PERIOD                                        $ 10.75   $ 17.54   $ 13.96   $ 12.01   $ 11.07
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                   0.03      0.02      0.06      0.06      0.07
Net realized and unrealized gain (loss) on investments                        (3.22)    (3.39)     5.00      2.37      1.56
---------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                                     (3.19)    (3.37)     5.06      2.43      1.63
---------------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                         --     (0.12)    (0.07)    (0.10)    (0.05)
   In excess of net investment income                                            --        --        --        --        --
   Realized capital gains                                                        --     (3.30)    (1.41)    (0.38)    (0.64)
---------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                                             --     (3.42)    (1.48)    (0.48)    (0.69)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $ 7.56   $ 10.75   $ 17.54   $ 13.96   $ 12.01
---------------------------------------------------------------------------------------------------------------------------------
Total return (c)                                                             (29.67)%  (18.90)%   36.47%    20.21%    14.76%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                                          $16,226   $32,786   $40,663   $33,813   $19,703
Ratios to average net assets:
   Net expenses                                                                1.25%     1.25%     1.25%     1.25%     1.25%
   Net investment income (loss)                                                0.36%    (0.02)%    0.37%     0.49%     0.71%
   Expenses, without waiver and reimbursement                                  2.21%     1.74%     1.84%     1.95%     3.19%
Portfolio turnover                                                              160%      121%      156%      141%      149%
---------------------------------------------------------------------------------------------------------------------------------

(a)  The Fund commenced operations on May 1, 1999.
(b)  The Fund commenced operations on May 1, 2001.
(c) Total returns would have been lower had certain expenses not been reimbursed or waived during the periods shown. (Note 4)
(d)  Total return is not annualized.
(e)  Ratios are annualized.



The accompanying notes are an integral part of the financial statements.


60

  TOUCHSTONE VARIABLE SERIES TRUST

                                                                                 TOUCHSTONE EMERGING
                                                                                      GROWTH FUND
                                                                -------------------------------------------------------
                                                                    FOR THE   FOR THE   FOR THE   FOR THE    FOR THE
                                                                     YEAR      YEAR      YEAR      YEAR       YEAR
                                                                     ENDED     ENDED     ENDED     ENDED      ENDED
                                                                   DECEMBER  DECEMBER  DECEMBER  DECEMBER   DECEMBER
                                                                   31, 2001  31, 2000  31, 1999  31, 1998   31, 1997

NET ASSET VALUE, BEGINNING OF PERIOD                                 $ 20.22     $ 19.23   $ 15.33   $ 15.40   $ 12.20
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           (0.13)      (0.05)    (0.05)     0.02      0.03
Net realized and unrealized gain (loss) on investments                 (0.39)       5.71      7.13      0.46      4.06
-----------------------------------------------------------------------------------------------------------------------
         Total from investment operations                              (0.52)       5.66      7.08      0.48      4.09
-----------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                  --          --        --     (0.03)    (0.03)
   In excess of net investment income                                     --          --        --        --        --
   Realized capital gains                                              (1.56)      (4.67)    (3.18)    (0.52)    (0.86)
-----------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                                   (1.56)      (4.67)    (3.18)    (0.55)    (0.89)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 18.14     $ 20.22   $ 19.23   $ 15.33   $ 15.40
-----------------------------------------------------------------------------------------------------------------------
Total return (c)                                                       (2.62)%     29.62%    46.75%     3.28%    33.67%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                                   $36,305     $42,117   $36,879   $31,264   $19,417
Ratios to average net assets:
   Net expenses                                                         1.15%       1.12%     1.15%     1.15%     1.15%
   Net investment income (loss)                                        (0.72)%     (0.24)%   (0.34)%    0.14%     0.27%
   Expenses, without waiver and reimbursement                           1.36%       1.32%     1.42%     1.49%     2.19%
Portfolio turnover                                                        85%         77%       89%       66%       88%
-----------------------------------------------------------------------------------------------------------------------





                                                                                 TOUCHSTONE SMALL CAP           TOUCHSTONE GROWTH/
                                                                                      VALUE FUND                    VALUE FUND
                                                                         -------------------------------------  ------------------
                                                                             FOR THE   FOR THE    FOR THE             FOR THE
                                                                              YEAR      YEAR      PERIOD              PERIOD
                                                                              ENDED     ENDED    ENDED (a)           ENDED (b)
                                                                            DECEMBER  DECEMBER   DECEMBER            DECEMBER
                                                                            31, 2001  31, 2000   31, 1999            31, 2001

NET ASSET VALUE, BEGINNING OF PERIOD                                          $    5.73  $ 11.79    $ 10.00              $ 10.00
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                      (0.02)   (0.05)     (0.03)               (0.03)
Net realized and unrealized gain (loss) on investments                             0.83    (2.38)      1.82                (1.32)
--------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                                          0.81    (2.43)      1.79                (1.35)
--------------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                          (0.01)      --         --                   --
   In excess of net investment income                                                --       --         --                   --
   Realized capital gains                                                         (0.01)   (3.63)        --                   --
--------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                                              (0.02)   (3.63)        --                   --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $    6.52   $ 5.73    $ 11.79               $ 8.65
--------------------------------------------------------------------------------------------------------------------------------
Total return (c)                                                                  14.16%  (19.70)%    17.90%(d)          (13.50)%(d)
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                                              $10,577  $10,461    $12,070            $  5,793
Ratios to average net assets:
   Net expenses                                                                    1.00%    1.00%      1.00%(e)            1.10%(e)
   Net investment income (loss)                                                   (0.33)%  (0.71)%    (0.48)%(e)          (0.57)%(e)
   Expenses, without waiver and reimbursement                                      2.16%    1.85%      2.03%(e)            3.00%(e)
Portfolio turnover                                                                  192%     217%        86%                 36%
--------------------------------------------------------------------------------------------------------------------------------



61



  TOUCHSTONE VARIABLE SERIES TRUST

Financial Highlights continued

Selected data for a share outstanding:

                                                                          TOUCHSTONE                     TOUCHSTONE
                                                                            EQUITY                       ENHANCED 30
                                                                             FUND                           FUND
                                                                        ---------------     ------------------------------------
                                                                            FOR THE             FOR THE    FOR THE   FOR THE
                                                                            PERIOD               YEAR       YEAR     PERIOD
                                                                           ENDED (a)             ENDED      ENDED   ENDED (b)
                                                                           DECEMBER            DECEMBER   DECEMBER  DECEMBER
                                                                           31, 2001            31, 2001   31, 2000  31, 1999

NET ASSET VALUE, BEGINNING OF PERIOD                                          $ 10.00             $ 10.18    $ 10.55    $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                    (0.02)               0.09       0.06       0.05
Net realized and unrealized gain (loss) on investments                          (0.99)              (1.25)     (0.37)      0.55
------------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                                       (1.01)              (1.16)     (0.31)      0.60
------------------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                           --               (0.09)     (0.06)     (0.05)
   In excess of net investment income                                              --                  --         --         --
   Realized capital gains                                                          --                  --         --         --
------------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                                               --               (0.09)     (0.06)     (0.05)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $ 8.99              $ 8.93    $ 10.18    $ 10.55
------------------------------------------------------------------------------------------------------------------------------------
Total return (e)                                                               (10.10)%(f)         (11.45)%    (3.00)%     5.99%(f)
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                                            $ 9,582             $11,020    $12,701    $13,532
Ratios to average net assets:
   Net expenses                                                                  0.95%(g)            0.75%      0.75%      0.75%(g)
   Net investment income (loss)                                                 (0.37)%(g)           0.90%      0.58%      0.83%(g)
   Expenses, without waiver and reimbursement                                    2.28%(g)            1.79%      1.67%      1.77%(g)
Portfolio turnover                                                                 44%                  6%        27%         9%
------------------------------------------------------------------------------------------------------------------------------------
 (a) The Fund commenced operations on May 1, 2001.
 (b) The Fund commenced operations on May 1, 1999.
 (c) The Fund commenced operations on May 1, 1998.
 (d) The Fund commenced operations on January 1, 1999.
 (e) Total returns would have been lower had certain expenses not been reimbursed or waived during the periods shown. (Note 4)
 (f) Total return is not annualized.
 (g) Ratios are annualized.



The accompanying notes are an integral part of the financial statements.


62

  TOUCHSTONE VARIABLE SERIES TRUST


                                                                                           TOUCHSTONE
                                                                                           VALUE PLUS
                                                                                              FUND
                                                                        ------------------------------------------------
                                                                              FOR THE   FOR THE   FOR THE   FOR THE
                                                                               YEAR      YEAR      YEAR     PERIOD
                                                                               ENDED     ENDED     ENDED   ENDED (c)
                                                                             DECEMBER  DECEMBER  DECEMBER  DECEMBER
                                                                             31, 2001  31, 2000  31, 1999  31, 1998

NET ASSET VALUE, BEGINNING OF PERIOD                                         $ 10.61    $ 11.22   $ 10.18   $ 10.00
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                    0.04       0.06      0.03      0.03
Net realized and unrealized gain (loss) on investments                         (0.13)      0.24      1.49      0.18
------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                                      (0.09)      0.30      1.52      0.21
------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                          --      (0.06)    (0.03)    (0.03)
   In excess of net investment income                                             --         --        --        --
   Realized capital gains                                                      (0.12)     (0.85)    (0.45)       --
------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                                           (0.12)     (0.91)    (0.48)    (0.03)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $ 10.40    $ 10.61   $ 11.22   $ 10.18
------------------------------------------------------------------------------------------------------------------------
Total return (e)                                                               (0.88)%     2.60%    15.02%     2.11%(f)
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                                           $ 7,175   $  6,793  $  7,171  $  3,168
Ratios to average net assets:
   Net expenses                                                                 1.15%      1.15%     1.15%     1.15%(g)
   Net investment income (loss)                                                 0.43%      0.49%     0.26%     0.65%(g)
   Expenses, without waiver and reimbursement                                   2.24%      2.16%     2.37%     7.49%(g)
Portfolio turnover                                                                50%        55%      101%      100%
------------------------------------------------------------------------------------------------------------------------




                                                                               TOUCHSTONE
                                                                                GROWTH &
                                                                               INCOME FUND
                                                                  ------------------------------------
                                                                       FOR THE   FOR THE   FOR THE
                                                                        YEAR      YEAR     PERIOD
                                                                        ENDED     ENDED   ENDED (d)
                                                                      DECEMBER  DECEMBER  DECEMBER
                                                                      31, 2001  31, 2000  31, 1999

NET ASSET VALUE, BEGINNING OF PERIOD                                  $ 11.26   $ 10.71   $ 10.46
-------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             0.23      0.19      0.23
Net realized and unrealized gain (loss) on investments                  (0.82)     1.11      0.02
-------------------------------------------------------------------------------------------------
         Total from investment operations                               (0.59)     1.30      0.25
-------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                (0.23)    (0.23)       --
   In excess of net investment income                                      --        --        --
   Realized capital gains                                               (0.51)    (0.52)       --
-------------------------------------------------------------------------------------------------
   Total dividends and distributions                                    (0.74)    (0.75)      --
-------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 9.93   $ 11.26   $ 10.71
-------------------------------------------------------------------------------------------------
Total return (e)                                                        (5.28)%   12.20%     2.39%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                                    $34,123   $57,335   $64,779
Ratios to average net assets:
   Net expenses                                                          0.85%     0.85%     0.85%
   Net investment income (loss)                                          1.13%     1.30%     1.49%
   Expenses, without waiver and reimbursement                            1.36%     1.29%     1.28%
Portfolio turnover                                                        149%       88%       65%
-------------------------------------------------------------------------------------------------


63


  TOUCHSTONE VARIABLE SERIES TRUST

Financial Highlights continued

Selected data for a share outstanding:

                                                                                              TOUCHSTONE
                                                                                               BALANCED
                                                                                                 FUND
                                                                  ------------------------------------------------------------------
                                                                            FOR THE   FOR THE   FOR THE    FOR THE   FOR THE
                                                                             YEAR      YEAR      YEAR       YEAR      YEAR
                                                                           ENDED (a)   ENDED     ENDED      ENDED     ENDED
                                                                           DECEMBER  DECEMBER  DECEMBER   DECEMBER  DECEMBER
                                                                           31, 2001  31, 2000  31, 1999   31, 1998  31, 1997

NET ASSET VALUE, BEGINNING OF PERIOD                                          $ 14.24    $ 13.80   $ 13.96   $ 13.99   $ 12.84
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                     0.38(d)    0.50      0.43      0.35      0.31
Net realized and unrealized gain (loss) on investments                             --       1.25      0.90      0.40      2.05
------------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                                        0.38       1.75      1.33      0.75      2.36
------------------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                        (0.38)     (0.52)    (0.43)    (0.37)    (0.32)
   In excess of net investment income                                           (0.07)        --        --        --        --
   Realized capital gains                                                       (0.21)     (0.79)    (1.06)    (0.41)    (0.89)
------------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                                            (0.66)     (1.31)    (1.49)    (0.78)    (1.21)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $ 13.96    $ 14.24   $ 13.80   $ 13.96   $ 13.99
------------------------------------------------------------------------------------------------------------------------------------
Total return (e)                                                                 2.67%     12.70%     9.62%     5.44%    18.61%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                                            $28,227    $33,763   $36,716   $41,250   $22,287
Ratios to average net assets:
   Net expenses                                                                  0.90%      0.92%     0.90%     0.90%     0.90%
   Net investment income (loss)                                                  2.69%      3.20%     2.55%     2.67%     2.61%
   Expenses, without waiver and reimbursement                                    1.43%      1.39%     1.35%     1.37%     2.04%
Portfolio turnover                                                                 59%        54%       73%       51%       86%
------------------------------------------------------------------------------------------------------------------------------------
 (a) The Funds have adopted the provisions of the AICPA Audit and Accounting
     Guide for Investment Companies and began amortizing debt securities using the daily, effective yield method. The effect of the change for the year ended December 31, 2001, for the Touchstone Balanced Fund, the Touchstone
     High Yield Fund, and the Touchstone Bond Fund was a decrease in net investment income of $.013, $.014, and $.013, respectively, and increase in net realized and unrealized gains and losses of $.013, $.014, and $.013, respectively, and a decrease in the ratio of net investment income from
     2.78%, 9.78%, and 5.72%, to 2.69%, 9.59%, and 5.59%, respectively. The periods prior to 1/1/2001 have not been restated to reflect the change in presentation.
 (b) The Fund commenced operations on May 1, 1999.
 (c) The Fund commenced operations on January 1, 1999.
 (d) Calculated using average shares outstanding throughout the period.
 (e) Total returns would have been lower had certain expenses not been reimbursed or waived during the periods shown. (Note 4)
 (f) Total return is not annualized.
 (g)  Ratios are annualized.



The accompanying notes are an integral part of the financial statements.


64

  TOUCHSTONE VARIABLE SERIES TRUST


                                                                  TOUCHSTONE                               TOUCHSTONE
                                                                HIGH YIELD FUND                             BOND FUND
                                                       ----------------------------------     ------------------------------------
                                                          FOR THE   FOR THE   FOR THE              FOR THE   FOR THE   FOR THE
                                                           YEAR      YEAR     PERIOD                YEAR      YEAR     PERIOD
                                                         ENDED (a)  ENDED    ENDED (b)            ENDED (a)   ENDED   ENDED (c)
                                                         DECEMBER  DECEMBER  DECEMBER             DECEMBER  DECEMBER  DECEMBER
                                                         31, 2001  31, 2000  31, 1999             31, 2001  31, 2000  31, 1999

NET ASSET VALUE, BEGINNING OF PERIOD                         $ 7.73     $ 8.61   $ 10.00             $ 10.25     $ 9.98   $ 10.20
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   0.78(d)    0.82      0.58                0.60(d)    0.74      0.76
Net realized and unrealized gain (loss) on investments        (0.25)     (0.88)    (1.39)               0.20       0.18     (0.89)
---------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                      0.53      (0.06)    (0.81)               0.80       0.92     (0.13)
---------------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                      (0.78)     (0.82)    (0.58)              (0.67)     (0.65)    (0.09)
   In excess of net investment income                         (0.01)        --        --                  --         --        --
   Realized capital gains                                        --         --        --                  --         --        --
---------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                          (0.79)     (0.82)    (0.58)              (0.67)     (0.65)    (0.09)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 7.47     $ 7.73    $ 8.61             $ 10.38    $ 10.25    $ 9.98
---------------------------------------------------------------------------------------------------------------------------------
Total return (e)                                               6.93%     (0.70)%   (8.11)%(f)           7.85%      9.20%    (1.28)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                          $18,024    $15,748   $14,916             $34,838    $32,998   $34,700
Ratios to average net assets:
   Net expenses                                                0.80%      0.80%     0.80%(g)            0.75%      0.75%     0.75%
   Net investment income (loss)                                9.59%      9.82%     9.41%(g)            5.59%      6.36%     6.04%
   Expenses, without waiver and reimbursement                  1.45%      1.50%     1.53%(g)            1.09%      1.09%     1.07%
Portfolio turnover                                               25%        62%       42%                 92%       123%       45%
---------------------------------------------------------------------------------------------------------------------------------



65



  TOUCHSTONE VARIABLE SERIES TRUST

Financial Highlights continued

Selected data for a share outstanding:

                                                                                                                   TOUCHSTONE
                                                                   TOUCHSTONE STANDBY                             MONEY MARKET
                                                                       INCOME FUND                                    FUND
                                           ------------------------------------------------------------------     ------------
                                                    FOR THE    FOR THE   FOR THE   FOR THE   FOR THE                 FOR THE
                                                     YEAR       YEAR      YEAR      YEAR      YEAR                   PERIOD
                                                   ENDED (a)    ENDED     ENDED     ENDED     ENDED                 ENDED (b)
                                                   DECEMBER   DECEMBER  DECEMBER  DECEMBER  DECEMBER                DECEMBER
                                                   31, 2001   31, 2000  31, 1999  31, 1998  31, 1997                31, 2001

NET ASSET VALUE, BEGINNING OF PERIOD                $ 9.90    $ 9.92    $ 10.01   $ 10.00   $ 10.01                 $ 1.00
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.45(c)   0.52       0.56      0.55      0.54                   0.02(c)
Net realized and unrealized
   gain (loss) on investments                           --     (0.02)     (0.09)     0.01     (0.01)                  0.00(d)
--------------------------------------------------------------------------------------------------------------------------
         Total from investment operations             0.45      0.50       0.47      0.56      0.53                   0.02
--------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
   Net investment income                             (0.45)    (0.52)     (0.56)    (0.55)    (0.54)                 (0.02)
   In excess of net investment income                (0.05)       --         --        --        --                     --
   Realized capital gains                               --        --         --        --        --                  (0.00)(e)
--------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                 (0.50)    (0.52)     (0.56)    (0.55)    (0.54)                 (0.02)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $ 9.85    $ 9.90     $ 9.92   $ 10.01   $ 10.00                 $ 1.00
--------------------------------------------------------------------------------------------------------------------------
Total return (f)                                      4.69%     5.20%      4.86%     5.71%     5.41%                  2.09%(g)
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                 $22,781   $22,728    $29,479   $26,450   $17,562                $10,300
Ratios to average net assets:
   Net expenses                                       0.50%     0.50%      0.50%     0.50%     0.50%                  0.60%(h)
   Net investment income (loss)                       4.62%     6.32%      5.65%     5.47%     5.42%                  2.95%(h)
   Expenses, without waiver
         and reimbursement                            0.96%     0.87%      0.87%     0.95%     1.48%                  2.31%(h)
Portfolio turnover                                      22%       77%        56%      328%      251%                    --
--------------------------------------------------------------------------------------------------------------------------
 (a) The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing debt securities using the daily, effective yield method. The effect of the change for the year ended
     December 31, 2001 was a decrease in net investment income of $.016, an increase in net realized and unrealized gains and losses of $.016, and a decrease in the ratio of net investment income to average net assets from
     4.77% to 4.62%. The periods prior to 1/1/2001 have not been restated to reflect the change in presentation.
 (b) The Fund commenced operations on May 1, 2001.
 (c) Calculated using average shares outstanding throughout the period.
 (d) Net realized and unrealized gain on investments were less than $0.01 per share.
 (e) Distributions from realized capital gains were less than $0.01 per share.
 (f) Total returns would have been lower had certain expenses not been reimbursed or waived during the periods shown. (Note 4)
 (g) Total return is not annualized.
 (h) Ratios are annualized.



The accompanying notes are an integral part of the financial statements.

 TOUCHSTONE VARIABLE SERIES TRUST

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Touchstone Variable Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, and was organized as a Massachusetts business trust on February 7, 1994. The Trust consists of thirteen Funds: Touchstone International Equity Fund, Touchstone Emerging Growth Fund, Touchstone Small Cap Value Fund, Touchstone Growth/Value Fund, Touchstone Equity Fund, Touchstone Enhanced 30 Fund, Touchstone Value Plus Fund, Touchstone Growth & Income Fund, Touchstone Balanced Fund, Touchstone High Yield Fund, Touchstone Bond Fund, Touchstone Standby Income Fund and Touchstone Money Market Fund (collectively, the "Funds"). The Touchstone Growth/Value Fund, Touchstone Equity Fund, and the Touchstone Money Market Fund commenced operations on May 1, 2001.

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest. Shares of beneficial interest of each Fund are available as a funding vehicle for the separate accounts of life insurance companies issuing variable annuity and variable life insurance policies. As of December 31, 2001, outstanding shares were issued to separate accounts of Western-Southern Life Assurance Company, Integrity Life Insurance Company, and Columbus Life Insurance Company, which are all part of the Western & Southern Financial Group ("Western-Southern"), and 100% of the outstanding shares of the Trust were collectively owned by affiliates of Western-Southern.

On June 4, 2001, the Securities and Exchange Commission issued an order approving the substitution of shares of Touchstone High Yield Fund for shares of Touchstone Income Opportunity Fund held by Western-Southern to fund certain variable annuity contracts issued by Western-Southern. On June 26, 2001, the substitution was affected by redeeming shares of the Touchstone Income Opportunity Fund at net asset value and using the proceeds to purchase shares of the Touchstone High Yield Fund at net asset value on the same date. As a result of the substitution, the Touchstone Income Opportunity Fund ceased investment operations and was dissolved effective June 26, 2001.

The accounting policies of the Trust are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Investment Valuation. Securities for which market quotations are readily available are valued at the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in good faith under consistently applied procedures in accordance with procedures established by the Board of Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.

  TOUCHSTONE VARIABLE SERIES TRUST

Notes to Financial Statements continued

Foreign Currency Value Translation. The accounting records of the Funds are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward currency contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the statements of operations from the effects of changes in market prices of these securities, but are included with the net realized and unrealized gain or loss on investments.

Investment Income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date has passed are recorded as soon as the Trust is informed of the ex-dividend date. Interest income, which includes the amortization of premium and accretion of discount, if any, is recorded on an accrual basis. Dividend and interest income is recorded net of foreign taxes where recovery of such taxes is not assured.

Adoption of New Accounting Principle. Effective January 1, 2001, the Funds adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities using the daily, effective yield method. Prior to January 1, 2001 the Funds amortized premiums and discounts using the straight-line method. The cumulative effect of this accounting change had no impact on total net assets of the Funds, but resulted in the following reclassification of the components of net assets as of January 1, 2001, based on securities held by the Fund as of that date:

                                                                 Accumulated
                                      Net Unrealized          Undistributed Net
                                Appreciation/(Depreciation)   Investment Income

Touchstone Balanced Fund                  $40,225                 $(40,225)
Touchstone High Yield Fund                 34,701                  (34,701)
Touchstone Bond Fund                       36,371                  (36,371)
Touchstone Standby Income Fund             13,037                  (13,037)



The effect of this change for the year ended December 31, 2001 was to increase/(decrease) net investment income and increase/(decrease) net unrealized appreciation/(depreciation) by the following reclassifications. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

                                     Net Unrealized             Net
                                      Appreciation/         Investment      Net Realized
                                     (Depreciation)           Income           Gains

Touchstone Balanced Fund                 $(7,692)            $(26,852)         $ 34,544
Touchstone High Yield Fund                25,597              (33,725)            8,128
Touchstone Bond Fund                      (8,816)             (44,529)           53,345
Touchstone Standby Income Fund            10,382              (36,762)           26,380

  TOUCHSTONE VARIABLE SERIES TRUST

Dividends and Distributions. Income dividends to shareholders for all Funds in the Trust, except the Touchstone Standby Income Fund and Touchstone Money Market Fund, are recorded by each Fund annually. It is the policy of the Touchstone Standby Income Fund and Touchstone Money Market Fund to record income dividends daily and distribute them monthly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences, which may result in distribution reclassifications, are primarily due to non-deductible organization costs, passive foreign investment companies (PFIC), foreign currency transactions, losses deferred due to wash sales, and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated net realized gains and losses may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Federal Taxes. Each Fund of the Trust is treated as a separate entity for federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for a federal income tax is necessary.

Written Options. Each Fund may enter into written option agreements. The premium received for a written option is recorded as an asset with an equivalent liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased.

Forward Foreign Currency and Spot Contracts. Each Fund may enter into forward foreign currency and spot contracts to protect securities and related receivables and payables against fluctuations in foreign currency rates. A forward foreign currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate.

Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the Trustees of the Trust and the change in the market value is recorded by the Funds as unrealized appreciation or depreciation of forward foreign currency contracts. As of December 31, 2001, the following Funds had the following open forward foreign currency and spot contracts:

  TOUCHSTONE VARIABLE SERIES TRUST

Notes to Financial Statements continued


                                                                             Unrealized
                                 Contracts To        In Exchange            Appreciation/
Fund Name           Maturity    Deliver/Receive          For         Value (Depreciation)
Touchstone
Balanced Fund
Sales               02/15/02   GBP      117,800       $169,043     $170,936   $ (1,893)
---------------------------------------------------------------------------------------
                    03/18/02   ZAR    2,321,000        184,940      190,575     (5,635)
---------------------------------------------------------------------------------------
                                                                                (7,528)
---------------------------------------------------------------------------------------
  GBP -- Great Britain Pound
  ZAR -- South African Rand


Touchstone
International
Equity Fund
Purchases           01/17/02   JPY    91,800,000      $762,649     $701,397   $(61,252)
---------------------------------------------------------------------------------------
Sales               01/17/02   JPY    91,800,000       758,061      701,397     56,664
---------------------------------------------------------------------------------------
  JPY -- Japanese Yen

Repurchase Agreements. Each Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. Each Fund may enter into repurchase agreements with banks or lenders meeting the creditworthiness standards established by the Board of Trustees. The Fund, through its custodian, receives as collateral, delivery of the underlying securities, whose market value is required to be at least 102% of the resale price at the time of purchase. The resale price reflects the purchase price plus an agreed upon rate of interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Securities Transactions. Securities transactions are recorded on a trade date basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Expenses. Expenses incurred by the Trust with respect to any two or more Funds in the Trust are prorated to each Fund in the Trust, except where allocations of direct expenses to each Fund can otherwise be made fairly. Expenses directly attributable to a Fund are charged to that Fund.

  TOUCHSTONE VARIABLE SERIES TRUST

2. Risks Associated with Foreign Investments

Some of the Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

3. Transactions with Affiliates

Investment Advisor. The Trust has an investment advisory agreement with Touchstone Advisors, Inc. (the "Advisor"), a subsidiary of Western-Southern Life Assurance Company ("Western-Southern"). Under the terms of the investment advisory agreement, each Fund pays an investment advisory fee that is computed daily and paid monthly. For the year ended December 31, 2001, each Fund incurred investment advisory fees equal on an annual basis to the following percentages of the daily net assets of the Fund:

                   Touchstone  Touchstone  Touchstone  Touchstone  Touchstone
                 International  Emerging    Small Cap     Growth/    Equity
                   Equity Fund Growth Fund Value Fund  Value Fund     Fund

Rate                  0.95%       0.80%       0.80%       1.00%        0.75%
-------------------------------------------------------------------------------

                   Touchstone  Touchstone Touchstone  Touchstone  Touchstone
                  Enhanced 30  Value Plus  Growth &    Balanced   High Yield
                      Fund        Fund    Income Fund    Fund        Fund

Rate                  0.65%       0.75%      0.80%       0.80%       0.60%
-------------------------------------------------------------------------------

                   Touchstone  Touchstone   Touchstone
                      Bond       Standby      Money
                      Fund     Income Fund  Market Fund

Rate                  0.55%       0.25%      0.50%
-------------------------------------------------------------------------------

  TOUCHSTONE VARIABLE SERIES TRUST

Notes to Financial Statements continued

Subject to review and approval by the Board of Trustees, the Advisor has entered into certain sub-advisory agreements for the investment advisory services in connection with the management of each of the Funds. The Advisor pays each sub-advisor a fee that is computed daily and paid monthly based on average daily net assets, for services provided using an annual rate, as specified below. Through December 31, 2002, the following sub-advisory agreements are in place:


TOUCHSTONE INTERNATIONAL EQUITY FUND
Credit Suisse Asset Management, LLC                    0.85% on the first $30 million
                                                       0.80% on the next $20 million
                                                       0.60% on the next $25 million*
                                                       0.50% thereafter*

TOUCHSTONE EMERGING GROWTH FUND
TCW Investment Management Company**                    0.50%
Westfield Capital Management Company, Inc.             0.45% on the first $10 million
                                                       0.40% on the next $40 million
                                                       0.35% thereafter

TOUCHSTONE SMALL CAP VALUE FUND
Todd Investment Advisors, Inc.                         0.50%

TOUCHSTONE GROWTH/VALUE FUND
Mastrapasqua & Associates, Inc.                        0.60% on the first $50 million
                                                       0.50% on the next $50 million
                                                       0.40% on the next $100 million
                                                       0.35% thereafter

TOUCHSTONE EQUITY FUND
Fort Washington Investment Advisors, Inc.              0.45%

TOUCHSTONE ENHANCED 30 FUND
Todd Investment Advisors, Inc.                         0.40%

TOUCHSTONE VALUE PLUS FUND
Fort Washington Investment Advisors, Inc.              0.45%

TOUCHSTONE GROWTH & Income Fund
Zurich Scudder Investments, Inc.                       0.50% on the first $150 million
                                                       0.45% thereafter

TOUCHSTONE BALANCED FUND
OpCap Advisors, Inc.                                   0.60% on the first $20 million
                                                       0.50% on the next $30 million
                                                       0.40% thereafter

TOUCHSTONE HIGH YIELD FUND
Fort Washington Investment Advisors, Inc.              0.40%

TOUCHSTONE BOND FUND
Fort Washington Investment Advisors, Inc.              0.30%

TOUCHSTONE STANDBY INCOME FUND
Fort Washington Investment Advisors, Inc.              0.15%

TOUCHSTONE MONEY MARKET FUND
Fort Washington Investment Advisors, Inc.              0.15%

Fort Washington Investment Advisors, Inc., and Todd Investment Advisors, Inc.
are affiliates of the Advisor and of Western-Southern.

* Prior to May 1, 2001, the rate of the sub-advisory fee was 0.70% on the next 25 million, and 0.60% thereafter.

**   Effective May 1, 2001, TCW Investment Management Company replaced David L.
     Babson & Co. as co-subadvisor of the Touchstone Emerging Growth Fund.

TOUCHSTONE VARIABLE SERIES TRUST

Sponsor. The Trust, on behalf of each Fund, has entered into a Sponsor Agreement with the Advisor. The Advisor provides oversight of the various service providers to the Trust, including the Trust's administrator, custodian and transfer agent. The Advisor receives a fee from each Fund equal on an annual basis to 0.20% of the average daily net assets of that Fund. The Advisor has waived all fees under the Sponsor Agreement through December 31, 2001. The Sponsor Agreement may be terminated by the Sponsor or by the Trust on not less than 30 days prior written notice.

Trustees. Each Trustee who is not an "interested person" (as defined in the Act) of the Trust, receives an aggregate of $10,000 annually, plus $1,500 per meeting attended, as well as reimbursement for reasonable out-of-pocket expenses, from the Trust. For the year ended December 31, 2001, the Trust incurred $45,099 in Trustee fees which was prorated to each fund.

4. Expense Reimbursements

The Advisor has agreed to waive its fees under the Sponsor Agreement or reimburse certain other fees and expenses of each Fund, such that after such waivers and reimbursements, the aggregate operating expenses of each Fund do not exceed that Fund's expense cap (the "Expense Cap"). For this purpose, operating expenses include amortization of organizational expenses but are exclusive of interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses. Each Fund's Expense Cap, as calculated on an annual basis, and as a percentage of average daily net assets of the Fund, is listed below. Also listed are the amounts of fees waived by the Advisor under the Sponsor Agreement and the amounts reimbursed by the Advisor to each Fund for the year ended December 31, 2001:

                   Touchstone  Touchstone  Touchstone  Touchstone  Touchstone
                 International  Emerging    Small Cap     Growth/     Equity
                   Equity Fund Growth Fund Value Fund  Value Fund      Fund
Voluntary
expense limit         1.25%       1.15%       1.00%       1.10%       0.95%
Sponsor
fees waived         $ 43,814    $73,320     $19,795     $ 6,828      $10,486
Amount of
reimbursement       $165,925       --       $95,831     $58,323      $59,575
--------------------------------------------------------------------------------

                   Touchstone  Touchstone Touchstone  Touchstone  Touchstone
                    Enhanced   Value Plus  Growth &    Balanced   High Yield
                     30 Fund      Fund    Income Fund    Fund        Fund
Voluntary
expense limit         0.75%       1.15%      0.85%       0.90%       0.80%
Sponsor
fees waived          $23,211    $13,749    $ 86,269     $61,037     $35,255
Amount of
reimbursement        $96,890     $61,101   $132,393    $99,446      $80,143
--------------------------------------------------------------------------------

                   Touchstone  Touchstone   Touchstone
                      Bond       Standby   Money Market
                      Fund     Income Fund     Fund
Voluntary
expense limit         0.75%       0.50%        0.60%
Sponsor
fees waived         $67,703     $44,768      $ 8,247
Amount of
reimbursement        $48,329    $58,242      $62,945

  TOUCHSTONE VARIABLE SERIES TRUST

Notes to Financial Statements continued

5. Purchases and Sales of Investment Securities

Investment transactions (excluding purchases and sales of U.S. government obligations, U.S. government agency obligations and short-term investments) for the year ended December 31, 2001 were as follows:


                       Touchstone   Touchstone     Touchstone   Touchstone   Touchstone
                     International   Emerging       Small Cap    Growth/       Equity
                       Equity Fund  Growth Fund    Value Fund   Value Fund      Fund

Cost of Purchases     $34,063,939  $30,091,268     $18,985,619  $7,986,821  $12,935,253
Proceeds from sales   $42,087,916   $32,960,588   $20,322,390   $1,747,122  $ 3,282,255
---------------------------------------------------------------------------------------


                       Touchstone   Touchstone     Touchstone   Touchstone   Touchstone
                        Enhanced    Value Plus      Growth &     Balanced    High Yield
                         30 Fund       Fund        Income Fund     Fund         Fund

Cost of Purchases       $936,666    $3,444,084    $62,346,757   $16,669,529  $8,488,796
Proceeds from sales     $731,721    $3,253,920     $84,330,315 $18,699,016   $4,080,531
---------------------------------------------------------------------------------------

                       Touchstone   Touchstone     Touchstone
                          Bond        Standby     Money Market
                          Fund      Income Fund       Fund

Cost of Purchases     $14,689,650   $3,383,862         --
Proceeds from sales   $ 9,757,566   $3,579,179         --
---------------------------------------------------------------

Purchases and sales of U.S. government obligations (excluding short-term investments) for the year ended December 31, 2001 were as follows:

                       Touchstone
                         Standby    Touchstone     Touchstone
                         Income      Balanced         Bond
                          Fund         Fund           Fund

Cost of Purchases      $16,917,732  $  924,924    $20,127,832
Proceeds from sales                 $2,105,286    $19,873,916
---------------------------------------------------------------

6. Restricted Securities

Restricted securities may be difficult to dispose of and involve time-consuming negotiation and expense. Prompt sale of these securities may involve the seller taking a discount to the security's stated market value.

As of December 31, 2001, the Touchstone International Equity Fund held restricted securities valued at $232,452, representing 1.43% of net assets. Acquisition dates and cost of each are as follows:

                                Acquisition Date               Cost

Reliance Industries, 144A            4/11/01                  $160,845
Samsung Electronics, 144A            4/11/01                    75,747
----------------------------------------------------------------------
Total                                                         $236,592


As of December 31, 2001, the Touchstone High Yield Fund held restricted securities valued at $801,410, representing 4.45% of net assets. Acquisition date and cost of each are as follows:

  TOUCHSTONE VARIABLE SERIES TRUST

                                  Acquisition Date               Cost

AES Tiete, 144A                        5/15/01                  $200,000
Allegheny Technologies, 144A          12/13/01                   147,667
BRL Universal Equipment, 144A         10/23/01                   251,223
Ingles Markets, 144A                   12/4/01                    99,189
Magellan Health Services, 144A         5/23/01                   100,000
--------------------------------------------------------------------------------
Total                                                           $798,079


As of December 31, 2001, the Touchstone Bond Fund held restricted securities valued at $1,554,651 representing 4.46% of net assets. Acquisition dates and cost of each are as follows:

                                    Acquisition Date               Cost

Burlington Resources, 144A              11/20/01                $  515,187
France Telecom, 144A                    10/17/01                   371,514
Heinz (H.J.), 144A                      12/20/01                   664,424
--------------------------------------------------------------------------------
Total                                                           $1,551,125


As of December 31, 2001, the Touchstone Standby Income Fund held restricted securities valued at $4,944,749 representing 21.71% of net assets. Acquisition dates and cost of each are as follows:

                                     Acquisition Date               Cost

Bombardier Capital Inc., 144A             11/6/01                $  603,108
General Mills, 144A                      12/10/01                   338,450
Pinnacle West Capital, 144A              12/28/01                   985,507
Public Service Enterprise, 144A          12/18/01                   499,378
SCANA FRN, 144A                           1/31/01                 1,400,000
Tyco International Group, 144A           12/10/01                   768,685
Tyco International Group, 144A           12/20/01                   349,594
--------------------------------------------------------------------------------
Total                                                            $4,944,722


As of December 31, 2001, the Touchstone Money Market Fund held restricted securities valued at $1,499,928, representing 14.56% of net assets. Acquisition dates and cost of each are as follows:

                                     Acquisition Date               Cost

Fountain Square Funding, 144A            12/31/01                $  499,975
Giro Funding, 144A                       12/31/01                   499,977
Govco Funding, 144A                      12/31/01                   499,976
--------------------------------------------------------------------------------
Total                                                            $1,499,928


7. Other Information (Unaudited)

SHAREHOLDER VOTING RESULTS. A special meeting of shareholders of the Touchstone Variable Series Trust Emerging Growth Fund (the "Fund") was held on September 19, 2001 vote on a proposal listed below:

     o Proposal - Vote on the new Sub-advisory agreement between Touchstone Advisors, Inc. and TWC Investment Management Company.


                              Affirmative      Against          Abstain         Total
                                 % of           % of             % of           % of
                             shares voted   shares voted     shares voted    share voted

Proposal Results                94.12%          1.61%            4.27%         100.00%
---------------------------------------------------------------------------------------


  TOUCHSTONE VARIABLE SERIES TRUST

Notes to Financial Statements continued

8. Federal Tax Information (Unaudited)

At December 31, 2001 the following Funds had available, for Federal income tax purposes, unused capital losses which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until expiration.

                                                          Expiration
                                   Amounts                   Date

International Equity Fund      $7,461,637                 12/31/2009
Small Cap Value Fund              611,199                 12/31/2009
Growth/Value Fund                 234,260                 12/31/2009
Equity Fund                       652,868                 12/31/2009
Enhanced 30 Fund                  210,997                 12/31/2007
                                  117,855                 12/31/2008
                                  223,117                 12/31/2009
High Yield Fund                   357,539                 12/31/2007
                                1,305,003                 12/31/2008
                                    1,220                 12/31/2009
Bond Fund                       1,030,887                 12/31/2008
Standby Income Fund               104,320                 12/31/2007
                                   58,431                 12/31/2008
                                  104,616                 12/31/2009


From November 1, 2001 to December 31, 2001, the following Funds incurred the following net losses. The Funds intend to elect to defer these losses and treat them as arising on January 1, 2002:

                                     Amount

International Equity Fund          $1,913,606
Small Cap Value Fund                   81,042
Growth/Value Fund                     241,556
Equity Fund                           257,043
Growth & Income Fund                   51,398
Balanced Fund                          15,566
Standby Income Fund                    14,924
Money Market Fund                          22

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2001 qualified for the dividends received deduction, as follows:

                                     Amount

Enhanced 30 Fund                      100.00%
Value Plus Fund                        28.57%
Balanced Fund                          18.87%

Pursuant to Section 852 of the Internal Revenue Code, the Funds hereby designates as capital gain dividends for its taxable year ended December 31, 2001 as follows:

                                     Amount

Emerging Growth                    $2,944,481
Growth & Income                     1,050,057
Balanced                              315,170

  TOUCHSTONE VARIABLE SERIES TRUST

As of December 31, 2001 the components of distributable earnings on a tax basis were as follows:


                          Touchstone    Touchstone   Touchstone    Touchstone   Touchstone
                        International    Emerging     Small Cap     Growth/       Equity
                          Equity Fund   Growth Fund  Value Fund    Value Fund      Fund
Undistributed
Ordinary Income        $         --   $   598,864  $        --    $      --    $       --
Undistributed Long-
Term Gain (Loss)         (7,461,637)      579,595     (611,199)    (234,260)     (652,868)
Unrealized Appreciation
(Depreciation)           (3,770,231)    6,876,056   (2,635,177)    (447,160)     (162,592)
-------------------------------------------------------------------------------------------
Total                  $(11,231,868)  $ 8,054,515  $(3,246,376)   $(681,420)   $ (815,460)
-------------------------------------------------------------------------------------------


                          Touchstone    Touchstone   Touchstone    Touchstone   Touchstone
                           Enhanced     Value Plus    Growth &      Balanced    High Yield
                            30 Fund        Fund      Income Fund      Fund         Fund
Undistributed
Ordinary Income         $         5    $   29,268   $   485,665   $   49,541   $     5,231
Undistributed Long-
Term Gain (Loss)           (551,969)        1,861     1,022,242           --    (1,663,762)
Unrealized Appreciation
(Depreciation)             (715,934)       71,762     1,710,481    1,160,951    (2,751,033)
-------------------------------------------------------------------------------------------

Total                   $(1,267,898)    $ 102,891   $ 3,218,388   $1,210,492   $(4,409,564)
-------------------------------------------------------------------------------------------

                          Touchstone    Touchstone   Touchstone
                             Bond         Standby   Money Market
                             Fund       Income Fund     Fund
Undistributed
Ordinary Income         $  1,949,877   $      564    $       22
Undistributed Long-
Term Gain (Loss)          (1,030,887)    (267,367)           --
Unrealized Appreciation
(Depreciation)               254,111     (231,682)          (22)
----------------------------------------------------------------
Total                   $  1,173,101   $ (498,485)   $       --
----------------------------------------------------------------



As of December 31, 2001 the following reclassifications have been made to increase (decrease) such amounts with offsetting adjustments made to capital:

                                                            Accumulated
                                  Undistributed            Net Realized
                                 Net Investment              Gains on
                                     Income                 Investments

International Equity Fund           $(74,986)                  154,144
Emerging Growth Fund                 256,424                  (256,424)
Small Cap Value Fund                  49,103                        --
Growth/Value Fund                     19,673                        --
Equity Fund                           19,341                        --
Value Plus Fund                         (445)                      445
Growth & Income Fund                     (23)                      (49)
Balanced Fund                         95,910                   (95,490)
High Yield Fund                        8,128                    (8,128)
Bond Fund                             63,568                   (63,568)
Standby Income Fund                   59,544                   (59,544)

  TOUCHSTONE VARIABLE SERIES TRUST

REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Touchstone Variable Series Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Touchstone Variable Series Trust (comprised of Small Cap Value Fund, Emerging Growth Fund, International Equity Fund, Growth/Value Fund, Equity Fund, Money Market Fund, High Yield Fund, Value Plus Fund, Growth & Income Fund, Enhanced 30 Fund, Balanced Fund, Bond Fund and Standby Income Fund) (the Funds) as of December 31, 2001, and for the Growth/Value Fund, Equity Fund and Money Market Fund, the related statements of operations, statements of changes in net assets and financial highlights for the eight-month period ended December 31, 2001, and for the Small Cap Value Fund, High Yield Fund, and Enhanced 30 Fund, the related statements of operations for the year ended December 31, 2001, the statements of changes in net assets for each of the two years in the period ended December 31, 2001, and the financial highlights for the eight-month period ended December 31, 1999, and each of the two years in the period ended December 31, 2001, and for the Emerging Growth Fund, International Equity Fund, Value Plus Fund, Growth & Income Fund, Balanced Fund, Bond Fund and Standby Income Fund, the related statements of operations for the year ended December 31, 2001, and the statements of changes in net assets for each of the two years in the period ended December 2001, and financial highlights for each of the three years in the period ended December 31, 2001. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for each of the respective years or periods ended December 31, 1998 were audited by other auditors whose report dated February 18, 1999 expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  TOUCHSTONE VARIABLE SERIES TRUST

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising Touchstone Variable Series Trust at December 31, 2001, the results of their operations for the year or period then ended, and for the Growth/Value Fund, Equity Fund and Money Market Fund the changes in their net assets and their financial highlights for the eight-month period ended December 31, 2001, and for the Small Cap Value Fund, High Yield Fund and Enhanced 30 Fund the changes in their net assets for each of the two years in the period ended December 31, 2001, and their financial highlights for the eight-month period ended December 31, 1999 and for each of the two years in the period ended December 31, 2001, and for the Emerging Growth Fund, International Equity Fund, Value Plus Fund, Growth & Income Fund, Balanced Fund, Bond Fund and Standby Income Fund, the changes in their net assets for each of the two years in the period ended December 31, 2001, and their financial highlights for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Cincinnati, Ohio
February 13, 2002


TOUCHSTONE VARIABLE SERIES TRUST

MANAGEMENT OF THE TRUST (UNAUDITED)

Listed in the charts below is basic information regarding the Trustees and officers of the Touchstone Variable Series Trust (the "Trust"). The Trust's Statement of Additional Information includes more information about the Trustees. To request a free copy, call 1-800-669-2796.

INTERESTED TRUSTEES:

   Name,          Position(s)   Term of Office1                                Number of Portfolios
  Address,         Held with       and Length       Principal Occupation(s)       in Fund Complex    Other Directorships
   and Age           Trust       of Time Served     During Past Five Years      Overseen by Trustee    Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
John F. Barrett2    Trustee       Since           President and Chief Executive Officer     13    Director and Vice Chairman
The Western                       December        of The Western and Southern Life                of Columbus Life Insurance
and Southern                      2000.           Insurance Company and Western-                  Company; Director of Eagle
Life Insurance                                    Southern Life Assurance Company;                Realty Group, Inc., Director
Company                                           Director and Vice Chairman of                   of the following public
400 Broadway                                      Columbus Life Insurance Company;                companies: The Andersons,
Cincinnati, OH                                    Director of Eagle Realty Group, Inc.            Inc., Convergys Corporation
Age: 52                                           and Chairman of Fort Washington                 and Fifth Third Bancorp.
                                                  Investment Advisors, Inc. Director of
                                                  the following public companies: The
                                                  Andersons, Inc., Convergys Corporation
                                                  and Fifth Third Bancorp.

Robert H. Leshner3  Trustee       Since           Managing Director of Fort Washington      34    Trustee of Countrywide
Fort Washington                   December        Investment Advisors, Inc. Until 1999, he        Funds, Touchstone Strategic
Investment                        2000.           was President and a Director of Fort            Trust, Touchstone Investment
Advisors, Inc.                                    Washington Brokerage Services, Inc.             Trust and Touchstone
420 East                                          (registered broker-dealer; formerly known       Tax-Free Trust.
Fourth Street                                     as Countrywide Investments, Inc.),
Cincinnati, OH                                    Integrated Fund Services, Inc. (registered
Age: 63                                           transfer agent, formerly known as
                                                  Countrywide Fund Services, Inc.) and
                                                  IFS Fund Distributors, Inc. (registered
                                                  broker-dealer; formerly known as CW
                                                  Fund Distributors, Inc.). He is also a
                                                  Trustee of Countrywide Funds, Touchstone
                                                  Strategic Trust, Touchstone Investment
                                                  Trust and Touchstone Tax-Free Trust.

Jill T. McGruder2   Trustee,      Elected in      Director of IFS Financial Services, Inc.   34   Director of IFS Financial
Touchstone          President     February 1999   (a holding company), Touchstone Advisors,       Services, Inc. (a holding
Advisors, Inc.      and Chief     - June 1999;    Inc. (the investment advisor of the Trust)      company), Touchstone
221 East            Executive     re-elected      and Touchstone Securities, Inc. (the            Advisors, Inc.  (the
Fourth Street       Officer       in December     principal underwriter of the Trust). She is     investment advisor of the
Cincinnati, OH                    2000.           a Senior Vice President of The Western          Trust) and Touchstone
Age: 46                                           and Southern Life Insurance Company and         Securities, Inc. (the principal
                                                  a Director of Capital Analysts Incorporated     underwriter of the Trust),
                                                  (a registered investment advisor and            Capital Analysts Incorporated
                                                  broker-dealer). She is also President and       (a registered investment
                                                  a Director of IFS Agency Services, Inc.         advisor and broker-dealer).
                                                  (insurance agency), IFS Insurance Agency,       She is also President and a
                                                  Inc., Fort Washington Brokerage Services,       Director of IFS Agency
                                                  Inc., IFS Fund Distributors, Inc. and a         Services, Inc. (insurance
                                                  Director of Integrated Fund Services, Inc.      agency), IFS Insurance
                                                  From March 1996 until December 1996,            Agency, Inc., Fort Washington
                                                  she was National Marketing Director of          Brokerage Services, Inc., IFS
                                                  Metropolitan Life Insurance Co. From            Fund Distributors, Inc. and
                                                  1991 until 1996, she was Vice President         a Director of Integrated
                                                  of IFS Financial Services, Inc. She is also     Fund Services, Inc. She is also
                                                  a Trustee of Touchstone Strategic Trust,        a Trustee of Touchstone
                                                  Touchstone Investment Trust and                 Strategic Trust, Touchstone
                                                  Touchstone Tax-Free Trust.                      Investment Trust and
                                                                                                  Touchstone Tax-Free Trust.


1 Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified.

2 Mr. Barrett and Ms. McGruder are "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended, because of his or her relationship with The Western and Southern Life Insurance Company and IFS Financial Services, Inc., respectively. Touchstone Advisors, Inc. (the "Advisor") serves as the investment advisor to the Trust and, accordingly, as investment advisor to each of the Funds. The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company. Western Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company.

3 Mr. Leshner is an "interested person" of the Trust because of his relationship with Ft. Washington Investment Advisors, Inc., which serves as a sub-advisor to the Trust.


  TOUCHSTONE VARIABLE SERIES TRUST

Disinterested Trustees:

   Name,          Position(s)   Term of Office1                                Number of Portfolios
  Address,         Held with       and Length       Principal Occupation(s)       in Fund Complex    Other Directorships
   and Age           Trust       of Time Served     During Past Five Years      Overseen by Trustee    Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
J. Leland
Brewster II         Trustee       Since           Retired Partner of Frost & Jacobs LLP     13           N/A
c/o Touchstone                    December        (now known as Frost Brown Todd LLC)
Advisors, Inc.                    2000.           (a law firm).
221 East
Fourth Street
Cincinnati, OH
Age: 68

William O. Coleman  Trustee       Since           Retired Vice President of The Procter &   34          Director of LCA-Vision
c/o Touchstone                    June 1999.      Gamble Company and retired Trustee of                 (a laser vision correction
Advisors, Inc.                                    The Procter & Gamble Profit Sharing Plan              company). He is also a
221 East                                          and The Procter & Gamble Employee                     Trustee of Touchstone
Fourth Street                                     Stock Ownership Plan. He is a Director of             Strategic Trust, Touchstone
Cincinnati, OH                                    LCA-Vision (a laser vision correction                 Investment Trust and
Age: 72                                           company). He is also a Trustee of Touchstone          Touchstone Tax-Free Trust.
                                                  Strategic Trust, Touchstone Investment
                                                  Trust and Touchstone Tax-Free Trust.

Phillip R. Cox      Trustee       Since           President and Chief Executive Officer of   34         Director of the Federal
c/o Touchstone                    July 1994.      Cox Financial Corp. (a financial services             Reserve Bank of Cleveland;
Advisors, Inc.                                    company). He is a Director of the Federal             Broadwing, Inc. (a
221 East                                          Reserve Bank of Cleveland; Broadwing, Inc.            communications company);
Fourth Street                                     (a communications company); Cinergy                   Cinergy Corporation
Cincinnati, OH                                    Corporation (a utility company); Long                 (a utility company); Long
Age: 54                                           Stanton Manufacturing Company; and                    Stanton Manufacturing
                                                  University of Cincinnati. He was formerly             Company; and University
                                                  a Director of BDM International (an                   of Cincinnati. He is also a
                                                  information technology company) from                  Trustee of Touchstone
                                                  1996 to 1998 and PNC Bank from 1996 to                Strategic Trust, Touchstone
                                                  2000. He is also a Trustee of Touchstone              Investment Trust and
                                                  Strategic Trust, Touchstone Investment                Touchstone Tax-Free Trust.
                                                  Trust and Touchstone Tax-Free Trust.

H. Jerome Lerner    Trustee       Since           Principal of HJL Enterprises (a privately   34        Chairman of Crane
c/o Touchstone                    December        held investment company); Chairman of                 Electronics, Inc. (a
Advisors, Inc.                    2000.           Crane Electronics, Inc. (a manufacturer of            manufacturer of electronic
221 East                                          electronic connectors). He is also a Director         connectors). He is also a
Fourth Street                                     of The Peerless Group (manufacturers of               Director of The Peerless
Cincinnati, OH                                    bakery equipment) and Loveland Pet Foods              Group (manufacturers of
Age: 63                                           (a regional pet foods and pet supplies                bakery equipment) and
                                                  distributor). He is also a Trustee of                 Loveland Pet Foods (a
                                                  Touchstone Strategic Trust, Touchstone                regional pet foods and pet
                                                  Investment Trust and Touchstone                       supplies distributor). He is
                                                  Tax-Free Trust.                                       also a Trustee of Touchstone
                                                                                                        Strategic Trust, Touchstone
                                                                                                        Investment Trust and
                                                                                                        Touchstone Tax-Free Trust.

Oscar P. Robertson  Trustee       Since           President of Orchem, Inc. (a chemical       34        Trustee of Touchstone
c/o Touchstone                    December        specialties distributor) and Orpack Stone             Strategic Trust, Touchstone
Advisors, Inc.                    2000.           Corporation (a corrugated box                         Investment Trust and
221 East                                          manufacturer). He is also a Trustee of                Touchstone Tax-Free Trust.
Fourth Street                                     Touchstone Strategic Trust, Touchstone
Cincinnati, OH                                    Investment Trust and Touchstone
Age: 63                                           Tax-Free Trust.

Nelson Schwab, Jr.  Trustee       Since           Senior Counsel of Graydon, Head & Ritchey   34       Director of Rotex, Inc.,
c/o Touchstone                    June 1999.      (a law firm). He is a Director of Rotex, Inc.,       (a closely held company
Advisors, Inc.                                    (a closely held company engaged in the               engaged in the manufacturing
221 East                                          manufacturing and sale of sifting products)          and sale of sifting products)
Fourth Street                                     and The Ralph J. Stolle Company (a closely           and The Ralph J. Stolle
Cincinnati, OH                                    held company engaged in real estate                  Company (a closely held
Age: 83                                           development and the manufacturing and sale           company engaged in real
                                                  of aluminum and metal products). He is also a        estate development and the
                                                  Trustee of Touchstone Strategic Trust, Touchstone    manufacturing and sale of
                                                  Investment Trust and Touchstone Tax-Free Trust.      aluminum and metal
                                                                                                       products). He is also a
                                                                                                       Trustee of Touchstone
                                                                                                       Strategic Trust, Touchstone
                                                                                                       Investment Trust and
                                                                                                       Touchstone Tax-Free Trust.

Robert E. Stautberg Trustee       Since           Retired Partner of KPMG LLP (a certified     34       Trustee of Touchstone
c/o Touchstone                    July 1994.      public accounting firm). He is a Development          Strategic Trust, Touchstone
Advisors, Inc.                                    Director of St. Xavier High School. He is also        Investment Trust and
221 East                                          a Trustee of Touchstone Strategic Trust,              Touchstone Tax-Free Trust.
Fourth Street                                     Touchstone Investment Trust and Touchstone
Cincinnati, OH                                    Tax-Free Trust.
Age: 67

1 Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified.


  TOUCHSTONE VARIABLE SERIES TRUST

Principal Officers:

   Name,          Position(s)   Term of Office1                                Number of Portfolios
  Address,         Held with       and Length       Principal Occupation(s)       in Fund Complex    Other Directorships
   and Age           Trust       of Time Served     During Past Five Years      Overseen by Trustee    Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder    President     Since           See information under "Interested           N/A            N/A
                    and Chief     February        Trustees."
                    Executive     1999.
                    Officer

Maryellen Peretzky  Vice          Since           Senior Vice President and Secretary of      N/A            N/A
Touchstone          President     June 2000.      Fort Washington Brokerage Services,
Advisors, Inc.                                    Inc. (registered broker-dealer), Integrated
221 East                                          Fund Services, Inc. (registered transfer agent)
Fourth Street                                     and IFS Fund Distributors, Inc. (registered
Cincinnati, OH                                    broker-dealer). She is Assistant Secretary of
Age: 49                                           Fort Washington Investment Advisors, Inc.
                                                  and is also Vice President of
                                                  Touchstone Investment Trust,
                                                  Touchstone Strategic Trust and
                                                  Touchstone Tax-Free Trust.

Terrie A.
Wiedenheft          Controller    Since           Senior Vice President, Chief Financial       N/A           N/A
Touchstone                        June 2000.      Officer and Treasurer of Integrated Fund
Advisors, Inc.                                    Services, Inc. (registered transfer agent),
221 East                                          IFS Fund Distributors, Inc. (registered
Fourth Street                                     broker-dealer) and Fort Washington
Cincinnati, OH                                    Brokerage Services, Inc. (registered broker-
Age: 39                                           dealer). She is Chief Financial Officer of IFS
                                                  Financial Services, Inc. (a holding company),
                                                  Touchstone Advisors,Inc. (the investment
                                                  advisor of the Trust) and Touchstone
                                                  Securities, Inc. (the principal underwriter of
                                                  the Trust) and Assistant Treasurer of Fort
                                                  Washington Investment Advisors, Inc. She is
                                                  also Controller of Touchstone Strategic
                                                  Trust, Touchstone Investment Trust and
                                                  Touchstone Tax-Free Trust.

James J. Vance      Treasurer     Since           Vice President and Treasurer of The           N/A           N/A
The Western                       September       Western and Southern Life Insurance
and Southern                      1997.           Company. He is also Treasurer of Western-
Life Insurance                                    Southern Life Assurance Company,
Company                                           Columbus Life Insurance Company, Eagle
400 Broadway                                      Realty Group, Inc. ( a real estate company)
Cincinnati, OH                                    and Ft. Washington Investment Advisors, Inc.
Age: 40

Scott A. Englehart  Assistant     Since           President of Integrated Fund Services, Inc.    N/A        N/A
Touchstone          Treasurer     December        (registered transfer agent). From 1998 until
Advisors, Inc.                    2000.           2000, he was a Director, Transfer Agency and
221 East                                          Mutual Fund Distribution for Nationwide
Fourth Street                                     Advisory Services (an investment advisor).
Cincinnati, OH                                    From 1990 until 1998, he was Vice President,
Age: 39                                           Client Services for BISYS Fund Services
                                                  (registered transfer agent).
                                                  He is also Treasurer of
                                                  Touchstone Tax-Free Trust and
                                                  Touchstone Strategic Trust.

Tina D. Hosking     Secretary     Since           Vice President and Managing Attorney of        N/A        N/A
Touchstone                        June 2000.      Integrated Fund Services, Inc. (registered
Advisors, Inc.                                    transfer agent) and IFS Fund Distributors,
221 East                                          Inc. (registered broker-dealer). She is also
Fourth Street                                     Secretary of Touchstone Investment Trust,
Cincinnati, OH                                    Touchstone Strategic Trust and Touchstone
Age: 33                                           Tax-Free Trust. Ms. Hosking also holds similar
                                                  positions for certain unaffiliated investment
                                                  companies for which Integrated Fund
                                                  Services, Inc. serves as an administrator.


1 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.


TOUCHSTONE VARIABLE SERIES TRUST

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2002
                                                                     (unaudited)

     o    TOUCHSTONE INTERNATIONAL EQUITY

     o    TOUCHSTONE EMERGING GROWTH

     o    TOUCHSTONE SMALL CAP VALUE

     o    TOUCHSTONE GROWTH/VALUE

     o    TOUCHSTONE LARGE CAP GROWTH

     o    TOUCHSTONE ENHANCED 30

     o    TOUCHSTONE VALUE PLUS

     o    TOUCHSTONE GROWTH & INCOME

     o    TOUCHSTONE BALANCED

     o    TOUCHSTONE HIGH YIELD

     o    TOUCHSTONE BOND

     o    TOUCHSTONE STANDBY INCOME

     o    TOUCHSTONE MONEY MARKET

LOGO
    TOUCHSTONE
    ----------------------------------------------------------------------------
                                                                            GOLD
                                                                        VARIABLE
                                                                         ANNUITY

This is one part of a two part report.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This is one part of a two-part semi-annual report. This part contains the financial statements and performance information for the following funds of the Touchstone Variable Series Trust: Touchstone Emerging Growth, Touchstone Growth/Value, Touchstone Large Cap Growth, Touchstone High Yield, Touchstone Bond, Touchstone Standby Income, and Touchstone Money Market. The other part of the report contains financial statements and performance information for the following funds: AIM V.I. Growth, AIM V.I. Government Securities, Alger American Small Capitalization, Alger American Growth, MFS VIT Emerging Growth, MFS VIT Investors Trust, PIMCO VIT Long-Term U.S. Government and Scudder . Please call Touchstone at 800.669.2796 (press 2) for additional information.

Separate Account of Western-Southern Life Assurance Company holds assets allocated to its sub-accounts by the owners of the variable annuity contracts. The assets of these sub-accounts are invested in the corresponding funds listed above. The financial statements and performance returns in this semi-annual report are those of the corresponding funds, rather than those of the Separate Account. The performance returns do not reflect any expenses or fees of the variable annuity contract. The returns would therefore be somewhat lower after the deduction of these expenses and fees.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Touchstone Variable Annuities are distributed by Touchstone Securities, Inc.* and underwritten by the Western-Southern Life Assurance Company, Cincinnati, Ohio. For more information about any Touchstone annuity or investment option, including charges and expenses, call Touchstone for a free prospectus. Read it carefully before you invest.

  * A registered broker-dealer and member of the NASD and SIPC.

LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

Dear Investor:

It is our privilege to provide you with this update on the investment activity and performance of the Touchstone Variable Series Trust for the six months ended June 30, 2002.

Looking Back

The first six months of 2002 challenged investors. On-going concerns over accounting scandals, profit woes, and terrorism fostered equity market volatility and eroded consumer confidence, clouding the near-term investment environment. Still the Federal Reserve Board, seeing economic activity continue to increase, judged the fundamentals of the economy to be sound overall. Pending more certainty of the strength of the economic rebound however, they elected to maintain the status quo on interest rates.

The Value of Professional Management

Time-tested managers who bring resources, experience, and expertise to bear on your behalf are a considerable advantage in weathering the current climate. That is why to assist you in attaining your objectives, we strive to provide outstanding long-term professional investment management in the funds offered in the Touchstone Variable Series Trust. You benefit from access to world-class independent firms that we believe to be emerging leaders possessing the models, methods, and management teams to recognize and capitalize on opportunities.

Two highly regarded sub-advisors are newly available to you in the Touchstone Variable Series Trust. Welcomed in the first half of 2002 were Ark Asset Management Co., Inc. and Bank of Ireland Asset Management (U.S.) Ltd.:

s Ark Asset Management sub-advises the Touchstone Small Cap Value Fund. Ark is an independent investment advisor established in 1989. Originally founded in 1929 as Lehman Management Co., Ark provides investment management services to institutional investors, including corporations, public retirement plans, insurance companies, endowments and foundations. Based in New York City, Ark manages approximately $10 billion in assets.

s Bank of Ireland Asset Management (U.S.) sub-advises the Touchstone International Equity Fund. Dublin-based Bank of Ireland Asset Management
     (BIAM) is the worldwide investment management arm of the Bank of Ireland Group. Established in 1966, it manages global securities for institutions and pension funds. BIAM (U.S.) was established in 1987 to provide investment management services to North American investors. It manages approximately $25 billion in assets.

Looking Ahead

Over the decades, time in the market has proven to be key to long-term investment strategy. It is important to keep the current environment in perspective and to consider the long-term composition and performance of your portfolio. As you do so, focus on the fundamentals: maintaining a diverse portfolio; investing regularly; and achieving individual financial goals.

Going forward, know that your Touchstone Variable Series Trust managers remain steadfastly focused on positioning your fund for success. We endeavor to offer a long-term, disciplined approach to investment management that is well suited to helping you attain your goals.

Thank you again for the opportunity to work on your behalf. We appreciate your continued confidence. We look forward to strengthening relationships and serving your financial needs in the years ahead.

Best regards,


/s/ Jill T. McGruder

Jill T. McGruder
President and Chief Executive Officer

For a prospectus containing more complete information on the Touchstone Variable Series Trust, including charges and expenses, please call 800.669.2796. Please read the prospectus carefully before investing or sending money. Fund availability varies by product.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                       June 30, 2002 (unaudited)

                                                                           Value
  Shares                                                              (Note 1)

COMMON STOCKS - 99.3%
AUSTRALIA - 3.5%
    16,200    Brambles Industries Ltd.                             $     85,854
    28,500    Fosters Brewing Group*                                     75,520
     6,850    National Australia Bank*                                  136,134
    13,742    News Corporation NPV*                                      74,679
    14,850    Westpac Banking*                                          135,389
--------------------------------------------------------------------------------
                                                                         507,576
--------------------------------------------------------------------------------
FINLAND - 0.7%
     6,876    Nokia OYJ*                                                100,639
--------------------------------------------------------------------------------
FRANCE - 9.7%
     6,850    Alcatel                                                    47,626
     6,000    Aventis SA*                                               425,162
    11,250    AXA*                                                      205,766
     1,474    Lafarge SA*                                               147,028
     3,142    TotalFinaElf SA*                                          510,140
     2,894    Vivendi Universal SA*                                      62,536
--------------------------------------------------------------------------------
                                                                       1,398,258
--------------------------------------------------------------------------------
GERMANY - 6.6%
       668    Allianz AG*                                               133,791
     6,094    Bayer AG*                                                 193,192
     6,100    Bayerische Motoren Werke AG                               251,517
     6,371    E. On AG*                                                 371,228
--------------------------------------------------------------------------------
                                                                         949,728
--------------------------------------------------------------------------------
GREAT BRITAIN - 29.0%
     6,050    3I Group Plc*                                              62,802
     3,050    AstraZeneca Group Plc                                     126,038
    51,706    Barclays Plc*                                             435,061
     5,940    Boots Plc                                                  59,080
    26,054    BP Plc*                                                   218,626
    11,050    British American Tobacco*                                 118,326
    20,257    Cadbury Schweppes Plc*                                    151,996
    22,650    Compass Group Plc*                                        137,066
    27,463    Diageo Plc*                                               356,244
    19,794    GlaxoSmithkline Plc*                                      428,140
    23,100    Hilton Group Plc*                                          80,106
    17,475    HSBC Holdings Plc*                                        200,844
    38,110    Lloyds TSB Group Plc                                      379,044
    20,170    Prudential Plc                                            184,471
     7,061    Reuters Group Plc                                          37,402
     3,750    RMC Group Plc*                                             37,469
    49,049    Shell Transport & Trading                                 370,462
     4,300    Smiths Industries Plc                                      55,877
    32,080    Tesco Plc*                                                116,748
    30,598    Unilever Plc                                              280,075
   165,680    Vodafone Group Plc*                                       227,291
     3,980    Wolseley Plc*                                              40,283
    10,000    WPP Group Plc*                                             84,446
--------------------------------------------------------------------------------
                                                                       4,187,897
--------------------------------------------------------------------------------
HONG KONG - 2.4%
    17,000    Cheung Kong Holdings*                                     141,667
   526,000    Petrochina*                                               111,944
    13,000    Sun Hung Kai Properties*                                   98,750
--------------------------------------------------------------------------------
                                                                         352,361
--------------------------------------------------------------------------------
ITALY - 3.6%
    19,401    Eni SPA*                                                  308,483
    26,631    Telecom Italia SPA                                        208,565
--------------------------------------------------------------------------------
                                                                         517,048
--------------------------------------------------------------------------------

                                                                           Value
  Shares                                                              (Note 1)

JAPAN - 13.4%
     1,280    Acom                                                 $     87,462
    11,000    Canon*                                                    415,735
     5,000    Fuji Photo Film                                           161,438
    24,000    Hitachi*                                                  155,181
     4,300    Honda Motor*                                              174,353
     1,900    Hoya*                                                     138,228
     1,100    Nintendo*                                                 161,981
        49    NTT Docomo*                                               120,599
       600    Rohm Company                                               89,555
       900    SMC*                                                      106,399
     1,800    Sony                                                       95,061
     5,000    Takedo Chemical Industries*                               219,423
--------------------------------------------------------------------------------
                                                                       1,925,415
--------------------------------------------------------------------------------
NETHERLANDS - 12.7%
    14,438    ABN Amro Holdings*                                        262,222
     3,200    Fortis*                                                    68,200
     2,300    Heineken NV*                                              100,945
    20,090    ING Groep NV*                                             515,863
    12,082    Koninklijke Ahold NV*                                     254,155
    11,277    Philips Electronics NV*                                   314,848
    10,750    Reed Elsevier NV*                                         146,510
     4,250    Tnt Post Group NV*                                         95,992
     2,404    VNU NV                                                     66,810
--------------------------------------------------------------------------------
                                                                       1,825,545
--------------------------------------------------------------------------------
PORTUGAL - 0.3%
    20,100    Electricidade De Portugal*                                 38,907
--------------------------------------------------------------------------------
SOUTH KOREA - 1.8%
     1,840    Kookmin Bank ADR                                           90,436
     2,200    Posco ADR                                                  59,994
       810    Samsung Electronics, 144A, GDR                            111,213
--------------------------------------------------------------------------------
                                                                         261,643
--------------------------------------------------------------------------------
SPAIN - 3.1%
    31,294    Banco Santander Central Hispano*                          248,484
    22,937    Telefonica*                                               192,547
--------------------------------------------------------------------------------
                                                                         441,031
--------------------------------------------------------------------------------
SWITZERLAND - 12.5%
     2,192    Nestle SA*                                                511,069
     6,729    Novartis AG*                                              295,916
     3,086    Roche Holding AG*                                         233,270
     4,227    Swiss Reinsurance*                                        413,242
     6,969    UBS AG - Registered*                                      350,487
--------------------------------------------------------------------------------
                                                                       1,803,984
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $14,798,698)                                                 $ 14,310,032
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 99.3%
(COST $14,798,698) (a)                                             $ 14,310,032
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.7%                            100,281
NET ASSETS - 100.0%                                                $ 14,410,313
--------------------------------------------------------------------------------
Notes to the Schedule of Investments:
*    Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $15,714,675, resulting in gross unrealized appreciation and depreciation of $429,430 and $1,842,460, respectively, and net unrealized depreciation of $1,413,030.
144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in a transaction exempt from registration, normally to qualified institutional buyers. At June 30, 2002, this security was valued at $111,213 or 0.77% of net assets.
ADR - American Depository Receipt
GDR - Global Depository Receipt

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Investments continued

Industry sector diversification of the International Equity Fund's investments as a percentage of net assets as of June 30, 2002 was as follows:

    Industry                                     Percentage
     Sector                                      Net Assets
Banking                                               15.9%
Pharmaceuticals                                       12.0%
Oil & Gas                                             10.6%
Insurance                                             10.1%
Beverages, Food & Tobacco                              9.6%
Telephone Systems                                      6.1%
Retailers                                              5.0%
Electronics                                            4.7%
Media - Broadcasting & Publishing                      3.8%
Industrial - Diversified                               3.0%
Automotive                                             2.9%
Electric Utilities                                     2.6%
Food Retailers                                         2.6%
Restaurants                                            2.5%
Real Estate                                            1.7%
Financial Services                                     1.0%
Electrical Equipment                                   0.9%
Transportation                                         0.7%
Commercial Services                                    0.6%
Communications                                         0.6%
Entertainment & Leisure                                0.6%
Building Materials                                     0.6%
Metals                                                 0.4%
Cosmetics & Personal Care                              0.4%
Aerospace & Defense                                    0.4%
Other assets in excess of liabilities                  0.7%
-----------------------------------------------------------
                                                     100.0%
-----------------------------------------------------------

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                       June 30, 2002 (unaudited)

                                                                       Value
  Shares                                                              (Note 1)

COMMON STOCKS - 94.6%
AIRLINES - 3.6%
    20,300    Atlantic Coast Airlines Holdings*                    $    440,510
    18,100    Expressjet holdings*                                      236,205
    20,400    Skywest                                                   477,156
--------------------------------------------------------------------------------
                                                                      1,153,871
--------------------------------------------------------------------------------
BANKING - 11.6%
     2,900    Banknorth Group                                            75,458
    25,800    East West Bancorp                                         890,616
    22,600    Greater Bay Bancorp                                       695,176
    16,700    Silicon Valley Bancshares*                                440,212
    24,000    Southwest Bancorp of Texas*                               869,280
    16,200    UCBH Holdings                                             615,762
     2,450    Valley National Bancorp                                    68,110
--------------------------------------------------------------------------------
                                                                      3,654,614
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO - 0.4%
     7,600    Hain Celestial Group*                                     140,600
--------------------------------------------------------------------------------
CHEMICALS - 0.5%
     8,900    Agrium                                                     83,660
     1,400    Minerals Technologies Inc.                                 69,048
--------------------------------------------------------------------------------
                                                                        152,708
--------------------------------------------------------------------------------
COAL - 1.7%
    23,500    Arch Coal                                                 533,685
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 18.0%
    15,000    Adminstaff*                                               150,000
     2,800    Anixter International*                                     65,072
    19,100    Armor Holdings*                                           487,050
    30,000    Career Education*                                       1,349,999
     3,100    Convergys                                                  60,388
    16,100    CV Therapeutics*                                          299,782
    21,000    DeVry*                                                    479,640
    26,200    NDCHealth                                                 730,980
     7,500    PerkinElmer                                                82,875
    30,100    Quintiles Transnational*                                  375,949
    14,900    Stericycle*                                               527,609
    17,100    Sylvan Learning Systems*                                  340,974
    23,300    Waste Connections*                                        727,892
--------------------------------------------------------------------------------
                                                                      5,678,210
--------------------------------------------------------------------------------
COMMUNICATIONS - 1.4%
    22,300    Advanced Fibre Communication*                             368,842
    23,700    Agere Systems - Class A*                                   33,180
    12,300    Charter Communications*                                    50,184
--------------------------------------------------------------------------------
                                                                        452,206
--------------------------------------------------------------------------------
COMPUTER SOFTWARE & PROCESSING - 4.9%
     7,300    Aspen Technology, Inc.*                                    60,882
    37,500    Borland Software*                                         386,250
     4,500    Macromedia*                                                39,915
     3,800    Network Associates*                                        73,226
    25,000    Precise Software Solutions*                               238,750
     9,500    Renaissance Learning*                                     192,090
    16,400    THQ*                                                      489,048
     6,800    Unisys Corp.*                                              61,200
--------------------------------------------------------------------------------
                                                                      1,541,361
--------------------------------------------------------------------------------

                                                                       Value
  Shares                                                              (Note 1)

COMPUTERS & INFORMATION - 0.5%
    12,200    Maxtor*                                              $     55,144
    10,600    Symbol Technologies                                        90,100
--------------------------------------------------------------------------------
                                                                        145,244
--------------------------------------------------------------------------------
COSMETICS & PERSONAL CARE - 0.3%
     2,700    Estee Lauder                                               95,040
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 2.4%
    30,500    Therma-Wave*                                              347,395
    16,700    Wilson Greatbatch Technologies*                           425,516
--------------------------------------------------------------------------------
                                                                        772,911
--------------------------------------------------------------------------------
ELECTRONICS - 2.9%
     3,200    Arrow Electronics*                                         66,400
     7,100    LSI Logic*                                                 62,125
     3,600    National Semiconductor*                                   105,012
    10,300    Power Integrations*                                       184,360
     4,000    Tektronix*                                                 74,840
     4,500    Teledyne Technologies*                                     92,745
     7,100    Varian Semiconductor*                                     240,903
     4,500    Vishay Intertechnology*                                    99,000
--------------------------------------------------------------------------------
                                                                        925,385
--------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE - 2.3%
    16,300    CEC Entertainment*                                        673,190
     5,700    Metro-Goldwyn-Mayer*                                       69,597
--------------------------------------------------------------------------------
                                                                        742,787
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 4.9%
     2,400    Countrywide Credit Industries                             115,800
    19,000    Freemarkets*                                              268,470
     1,500    Legg Mason                                                 73,815
     7,200    RenaissanceRe Holdings Ltd.                               263,520
    17,300    Seacor Smit*                                              819,155
--------------------------------------------------------------------------------
                                                                      1,540,760
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS - 8.6%
    29,200    Alliance Imaging*                                         394,200
    17,400    Cross Country*                                            657,720
     3,100    Health Net                                                 82,987
    23,900    Manor Care*                                               549,700
    21,100    RehabCare Group*                                          507,033
    33,700    Select Medical*                                           527,742
--------------------------------------------------------------------------------
                                                                      2,719,382
--------------------------------------------------------------------------------
HEAVY MACHINERY - 4.2%
     2,000    Cummins                                                    66,200
     4,700    Pall                                                       97,525
     1,300    Pentair                                                    62,504
     2,800    Phelps Dodge                                              115,360
    42,300    W-H Energy Services*                                      937,368
     1,900    York International                                         64,201
--------------------------------------------------------------------------------
                                                                      1,343,158
--------------------------------------------------------------------------------
INDUSTRIAL - DIVERSIFIED - 1.2%
    15,100    Brooks Automation*                                        385,956
--------------------------------------------------------------------------------
INSURANCE - 3.5%
    17,600    Converium Holding ADR*                                    453,200
    12,800    Philadelphia Consolidated Holding*                        580,352
     4,800    Phoenix Companies*                                         88,080
--------------------------------------------------------------------------------
                                                                      1,121,632
--------------------------------------------------------------------------------
LODGING - 0.7%
    14,000    Extended Stay America*                                    227,080
--------------------------------------------------------------------------------

Schedule of Investments continued
--------------------------------------------------------------------------------

                                                                       Value
  Shares                                                              (Note 1)

COMMON STOCKS - Continued
MEDIA - BROADCASTING & PUBLISHING - 3.8%
     3,200    Belo                                                 $     72,352
    45,500    Entravision
              Communications, Class A*                                  557,375
     3,150    Harte-Hanks                                                64,733
    15,600    Information Holdings*                                     380,640
     1,800    Meredith                                                   69,030
     2,700    Readers Digest
              Association - Class A                                      50,571
--------------------------------------------------------------------------------
                                                                      1,194,701
--------------------------------------------------------------------------------
MEDICAL SUPPLIES - 3.6%
    16,700    Albany Molecular Research*                                353,038
    57,600    PSS World Medical*                                        466,560
     3,300    Teradyne*                                                  77,550
    11,700    Wright Medical Group*                                     235,872
--------------------------------------------------------------------------------
                                                                      1,133,020
--------------------------------------------------------------------------------
METALS - 0.4%
     6,200    AK Steel Holding Corp.                                     79,422
     4,300    Commscope Inc.*                                            53,750
--------------------------------------------------------------------------------
                                                                        133,172
--------------------------------------------------------------------------------
OIL & GAS - 6.1%
    71,800    Chesapeake Energy*                                        516,960
     2,100    Cooper Cameron*                                           101,682
     2,100    Devon Energy                                              103,488
     3,000    Ensco International                                        81,780
    13,900    Helmerich & Payne                                         496,508
     5,500    Pride International*                                       86,130
    54,000    Superior Energy Services*                                 548,100
--------------------------------------------------------------------------------
                                                                      1,934,648
--------------------------------------------------------------------------------

                                                                       Value
  Shares                                                              (Note 1)

PHARMACEUTICALS - 1.5%
    32,100    Celgene*                                             $    491,130
--------------------------------------------------------------------------------
RESTAURANTS - 0.8%
     8,500    P.F. Chang's China Bistro*                                267,070
--------------------------------------------------------------------------------
RETAILERS - 4.6%
     3,800    American Eagle                                             80,332
    18,400    Cost Plus*                                                560,446
     5,000    J.C. Penny Company                                        110,100
     2,000    RadioShack                                                 60,120
     2,600    Talbots                                                    91,000
    18,400    Williams-Sonoma*                                          564,144
--------------------------------------------------------------------------------
                                                                      1,466,142
--------------------------------------------------------------------------------
TRANSPORTATION - 0.2%
     3,100    Alexander & Baldwin                                        79,143
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $27,186,468)                                                 $ 30,025,616
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 94.6%
(COST $27,186,468) (a)                                             $ 30,025,616
OTHER ASSETS IN EXCESS OF LIABILITIES - 5.4%                          1,698,716
NET ASSETS - 100.0%                                                $ 31,724,332
--------------------------------------------------------------------------------
Notes to the Schedule of Investments:
*    Non-income producing security.
(a)  The  aggregate   identified   cost  for  federal  income  tax  purposes  is
     $27,189,758, resulting in gross unrealized appreciation and depreciation of $5,610,393 and $2,774,535, respectively, and net unrealized appreciation of $2,835,858.
ADR - American Depository Receipt

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                       June 30, 2002 (unaudited)

                                                                       Value
  Shares                                                              (Note 1)

COMMON STOCKS - 97.6%
AUTOS & TRANSPORTATION - 5.4%
     1,400    BorgWarner, Inc.                                     $     80,864
     6,200    Cooper Tire & Rubber                                      127,410
    12,800    Tower Automotive*                                         178,560
     3,900    U.S. Freightways                                          147,693
--------------------------------------------------------------------------------
                                                                        534,527
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY - 19.3%
    13,100    Callaway Golf                                             207,504
     2,900    CBRL Group                                                 88,508
     4,600    CEC Entertainment*                                        189,980
     3,400    Furniture Brands International*                           102,850
     8,900    GTECH Holdings*                                           227,306
     2,400    Jack In The Box*                                           76,320
     9,700    Pier 1 Imports                                            201,275
     6,500    Rare Hospitality International*                           174,980
    14,400    Tetra Tech*                                               211,680
     2,800    Valassis Comm*                                            102,200
     9,600    Wolverine World Wide, Inc.                                167,520
     4,000    Zale Corporation*                                         146,400
--------------------------------------------------------------------------------
                                                                      1,896,523
--------------------------------------------------------------------------------
CONSUMER STAPLES - 6.9%
     4,700    Church & Dwight Co., Inc.                                 147,251
     4,900    Constellation Brands, Class A*                            156,800
     2,700    Dean Foods*                                               100,710
     6,100    Ralcorp Holdings*                                         190,625
     2,300    Robert Mondavi, Class A*                                   78,729
--------------------------------------------------------------------------------
                                                                        674,115
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 19.7%
     5,600    Astoria Financial                                         179,480
     1,900    City National                                             102,125
     4,180    Fidelity National Financial                               132,088
     1,700    Financial Federal*                                         57,035
     7,800    First American Financial                                  175,890
     3,600    GATX                                                      108,360
     8,100    HCC Insurance Holdings                                    213,435
     6,100    Hudson United Bancorp                                     174,216
     9,600    Indymac Mortgage Holdings                                 217,727
     7,200    NCO Group*                                                156,816
       900    Old Republic International                                 28,350
     3,900    PMI Group                                                 148,980
     5,200    Roslyn Bancorp                                            113,516
     5,400    Washington Federal                                        136,404
--------------------------------------------------------------------------------
                                                                      1,944,422
--------------------------------------------------------------------------------
HEALTH CARE - 12.1%
     4,300    Albany Molecular Research*                                 90,902
     1,200    Covance*                                                   22,500
     2,800    Dentsply International                                    103,348
     2,700    Henry Schein*                                             120,150
     3,300    Mentor                                                    121,140
     2,700    Mid Atlantic Medical Services*                             84,645
    12,300    Orthodontic Centers of America                            282,162
     5,600    Owens & Minor, Inc.                                       110,656
     8,300    Renal Care Group*                                         258,545
--------------------------------------------------------------------------------
                                                                      1,194,048
--------------------------------------------------------------------------------

                                                                       Value
  Shares                                                              (Note 1)

MATERIALS & PROCESSING - 7.4%
     4,800    Cytec Industries* $150,912
     7,500    Dycom Industries*                                          87,675
     2,300    Jacobs Engineering Group*                                  79,994
     6,100    Owens-Illinois, Inc.*                                      83,814
    12,000    Quanta Services*                                          118,440
     6,800    Shaw Group*                                               208,760
--------------------------------------------------------------------------------
                                                                        729,595
--------------------------------------------------------------------------------
OTHER ENERGY - 4.5%
     4,700    Helmerich & Payne                                         167,884
     2,500    Seacor Smit*                                              118,375
    19,700    Tesoro Petroleum*                                         152,675
--------------------------------------------------------------------------------
                                                                        438,934
--------------------------------------------------------------------------------
PRODUCER DURABLES - 5.8%
     5,800    Andrew Corporation*                                        83,114
     1,500    Beazer Homes U.S.A.*                                      120,000
    11,400    Cable Design
              Technologies Corporation*                                 122,550
     2,300    Pentair                                                   110,584
     6,900    Photronics*                                               130,686
--------------------------------------------------------------------------------
                                                                        566,934
--------------------------------------------------------------------------------
TECHNOLOGY - 12.5%
     6,900    Acxiom*                                                   120,681
     5,400    Adtran*                                                   102,595
    11,700    Advanced Digital Information*                              98,631
     4,700    American Management Systems, Inc.                          89,817
     6,600    Anixter International*                                    153,384
    11,700    Autodesk, Inc.                                            155,025
     1,100    Black Box*                                                 44,803
     6,100    Eletronics For Imaging*                                    97,051
     5,900    Hyperion Solutions*                                       107,600
     9,300    Pioneer Standard Electronics                               96,627
     5,700    Reynolds & Reynolds
              Company (The) - Class A                                   159,315
--------------------------------------------------------------------------------
                                                                      1,225,529
--------------------------------------------------------------------------------
UTILITIES - 4.0%
     7,800    Allete                                                    211,380
     3,800    PNM Resources                                              91,960
     3,600    WGL Holdings                                               93,600
--------------------------------------------------------------------------------
                                                                        396,940
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $10,553,347)                                                 $  9,601,567
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 97.6%
(COST $10,553,347) (a)                                             $  9,601,567
OTHER ASSETS IN EXCESS OF LIABILITIES - 2.4%                            235,164
NET ASSETS - 100.0%                                                $  9,836,731
--------------------------------------------------------------------------------
Notes to the Schedule of Investments:
*    Non-income producing security.
(a)  The  aggregate   identified   cost  for  federal  income  tax  purposes  is
     $10,553,347, resulting in gross unrealized appreciation and depreciation of $98,937 and $1,050,717, respectively, and net unrealized depreciation of $951,780.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                       June 30, 2002 (unaudited)

                                                                       Value
  Shares                                                              (Note 1)

COMMON STOCKS - 99.0%
AEROSPACE & DEFENSE - 6.9%
     1,200    General Dynamics                                     $    127,620
     1,200    L-3 Communications
              Holdings, Inc.*                                            64,800
     2,050    Lockheed Martin                                           142,475
--------------------------------------------------------------------------------
                                                                        334,895
--------------------------------------------------------------------------------
BANKING - 8.9%
     4,300    Banc One                                                  165,464
     3,000    Citigroup                                                 116,250
     3,000    Wells Fargo                                               150,180
--------------------------------------------------------------------------------
                                                                        431,894
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 5.3%
     2,200    Amgen*                                                     92,136
     3,100    Genentech*                                                103,850
     3,100    Genzyme*                                                   59,644
--------------------------------------------------------------------------------
                                                                        255,630
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 3.7%
     3,400    Fedex                                                     181,560
--------------------------------------------------------------------------------
COMMUNICATIONS - 0.7%
     2,200    Nokia OYJ ADR                                              31,856
--------------------------------------------------------------------------------
COMPUTER SOFTWARE & PROCESSING - 13.8%
     2,600    Automatic Data Processing                                 113,230
     3,600    Fiserv*                                                   132,156
     2,900    Microsoft*                                                156,948
    11,700    Oracle*                                                   110,799
     4,850    PeopleSoft*                                                72,168
     4,500    Veritas Software*                                          89,055
--------------------------------------------------------------------------------
                                                                        674,356
--------------------------------------------------------------------------------
COMPUTERS & INFORMATION - 6.6%
     4,000    Brocade Communications Systems*                            69,920
     7,300    Cisco Systems*                                            101,835
    10,500    EMC*                                                       79,275
    14,000    Sun Microsystems*                                          70,140
--------------------------------------------------------------------------------
                                                                        321,170
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 5.8%
     6,100    Applied Materials*                                        116,022
     3,400    Novellus Systems*                                         115,600
     2,100    Teradyne*                                                  49,350
--------------------------------------------------------------------------------
                                                                        280,972
--------------------------------------------------------------------------------
ELECTRONICS - 8.2%
     4,000    Analog Devices*                                           118,800
     4,100    Broadcom, Class A*                                         71,914
     5,600    Intel                                                     102,312
     4,550    Texas Instruments                                         107,835
--------------------------------------------------------------------------------
                                                                        400,861
--------------------------------------------------------------------------------

                                                                       Value
  Shares                                                              (Note 1)

FINANCIAL SERVICES - 5.1%
     1,700    Goldman Sachs Group                                  $    124,695
     3,000    Merrill Lynch                                             121,500
--------------------------------------------------------------------------------
                                                                        246,195
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS - 3.3%
     8,000     Health Management
               Associates, Class A*                                     161,200
--------------------------------------------------------------------------------
MEDICAL SUPPLIES - 13.3%
     3,800    Applera                                                    74,062
     5,000    Biomet                                                    135,600
     3,150    Invitrogen Corp.*                                         100,832
     2,000    Millipore                                                  63,960
     2,000    Quest Diagnostics*                                        172,100
     3,700    Waters*                                                    98,790
--------------------------------------------------------------------------------
                                                                        645,344
--------------------------------------------------------------------------------
PHARMACEUTICALS - 6.3%
     4,100    Biovail*                                                  118,736
     3,025    IDEC Pharmaceuticals*                                     107,236
     3,100    MedImmune*                                                 81,840
--------------------------------------------------------------------------------
                                                                        307,812
--------------------------------------------------------------------------------
RESTAURANTS - 2.3%
     3,500    Brinker International*                                    111,125
--------------------------------------------------------------------------------
RETAILERS - 8.8%
     4,200    Home Depot                                                154,266
     4,200    Target                                                    155,988
     3,000    Walgreens                                                 115,890
--------------------------------------------------------------------------------
                                                                        426,144
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $6,667,892)                                                  $  4,811,014
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 99.0%
(COST $6,667,892) (a)                                              $  4,811,014
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.0%                             50,743
NET ASSETS - 100.0%                                                $  4,861,757
--------------------------------------------------------------------------------
Notes to the Schedule of Investments:
*    Non-income producing security.
(a)  The  aggregate   identified   cost  for  federal  income  tax  purposes  is
     $6,667,892, resulting in gross unrealized appreciation and depreciation of $115,174 and $1,972,052, respectively, and net unrealized depreciation of $1,856,878.
ADR - American Depository Receipt

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                       June 30, 2002 (unaudited)

                                                                       Value
  Shares                                                              (Note 1)

COMMON STOCKS - 91.3%
CONSUMER DISCRETIONARY - 19.1%
     5,700    Bed Bath & Beyond*                                   $    215,118
     2,600    Best Buy Company*                                          94,380
     2,600    Harley-Davidson                                           133,302
     3,000    Home Depot                                                110,190
     1,500    KOHLS*                                                    105,120
     5,000    Lowes Companys'                                           227,000
     5,500    Univision Communications*                                 172,700
     3,900    Viacom, Inc. - Class A*                                   173,355
     2,700    Wal-Mart Stores, Inc.                                     148,527
--------------------------------------------------------------------------------
                                                                      1,379,692
--------------------------------------------------------------------------------
CONSUMER STAPLES - 8.5%
     3,550    Colgate-Palmolive                                         177,678
     4,200    PepsiCo                                                   202,440
     6,100    Walgreen Company                                          235,643
--------------------------------------------------------------------------------
                                                                        615,761
--------------------------------------------------------------------------------
ENERGY - 2.1%
     4,400    BJ Services*                                              149,072
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 12.3%
     4,000    Citigroup                                                 155,000
     4,000    Federal Home Loan
              Mortgage Corporation                                      244,800
     2,200    Goldman Sachs Group                                       161,370
     4,700    SEI Investments                                           132,399
     2,000    SLM Corp.                                                 193,800
--------------------------------------------------------------------------------
                                                                        887,369
--------------------------------------------------------------------------------
HEALTH CARE - 18.5%
     4,000    Amgen*                                                    167,520
     3,800    Cardinal Health, Inc.                                     233,358
     7,100    Caremark Rx*                                              117,150
     3,000    Johnson & Johnson                                         156,780
     5,650    King Pharmaceuticals*                                     125,713
     2,400    Laboratory Corp.
              of America Holdings*                                      109,560
     4,500    Medtronic                                                 192,825
     6,700    Pfizer                                                    234,500
--------------------------------------------------------------------------------
                                                                      1,337,406
--------------------------------------------------------------------------------

                                                                       Value
  Shares                                                              (Note 1)

INDUSTRIAL - 10.8%
     3,600    Apollo Group, Class A*                               $    141,876
     3,750    BISYS Group*                                              124,875
     8,400    Concord EFS*                                              253,176
     9,000    General Electric                                          261,450
--------------------------------------------------------------------------------
                                                                        781,377
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY - 20.0%
     7,200    Analog Devices*                                           213,840
     5,200    Brocade Communications Systems*                            90,896
    20,000    Cisco Systems*                                            278,999
    10,000    Intel                                                     182,700
    10,600    LSI Logic Corp.*                                           92,750
     4,500    Microsoft*                                                243,540
     1,500    Qlogic*                                                    57,150
     7,500    SunGard Data Systems*                                     198,600
     4,500    Veritas Software*                                          89,055
--------------------------------------------------------------------------------
                                                                      1,447,530
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $7,863,386)                                                  $  6,598,207
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 91.3%
(COST $7,863,386) (a)                                              $  6,598,207
OTHER ASSETS IN EXCESS OF LIABILITIES - 8.7%                            632,623
NET ASSETS - 100.0%                                                $  7,230,830
--------------------------------------------------------------------------------
Notes to the Schedule of Investments:
*    Non-income producing security.
(a)  The  aggregate   identified   cost  for  federal  income  tax  purposes  is
     $7,241,259, resulting in gross unrealized appreciation and depreciation of $245,318 and $1,520,926, respectively, and net unrealized depreciation of $1,275,608.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                       June 30, 2002 (unaudited)

                                                                       Value
  Shares                                                              (Note 1)

COMMON STOCKS - 99.7%
AEROSPACE & DEFENSE - 8.2%
     8,900    Boeing                                               $    400,500
    11,400    Honeywell International                                   401,622
--------------------------------------------------------------------------------
                                                                        802,122
--------------------------------------------------------------------------------
BANKING - 6.9%
     5,700    Bank of America                                           401,052
     7,166    Citigroup                                                 277,683
--------------------------------------------------------------------------------
                                                                        678,735
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO - 10.6%
     6,900    Coca-Cola                                                 386,400
    13,100    McDonald's                                                372,695
     6,300    Philip Morris Companies, Inc.                             275,184
--------------------------------------------------------------------------------
                                                                      1,034,279
--------------------------------------------------------------------------------
CHEMICALS - 4.2%
     9,200    Du Pont (E.I.) De Nemours                                 408,480
--------------------------------------------------------------------------------
COMPUTER SOFTWARE & PROCESSING - 7.0%
     8,000    Computer Sciences*                                        382,400
     5,500    Microsoft*                                                297,660
--------------------------------------------------------------------------------
                                                                        680,060
--------------------------------------------------------------------------------
COMPUTERS & INFORMATION - 7.6%
    19,400    Cisco Systems*                                            270,630
    15,900    Hewlett-Packard                                           242,952
     3,200    International Business Machines                           230,400
--------------------------------------------------------------------------------
                                                                        743,982
--------------------------------------------------------------------------------
ELECTRONICS - 2.1%
    11,000    Intel                                                     200,970
--------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE - 3.2%
    16,500    Walt Disney Company (The)                                 311,850
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 7.0%
     9,530    American Express                                          346,129
     9,939    J.P. Morgan Chase & Co.                                   337,131
--------------------------------------------------------------------------------
                                                                        683,260
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 4.2%
     6,600    Kimberly-Clark                                            409,200
--------------------------------------------------------------------------------

                                                                       Value
  Shares                                                              (Note 1)

INDUSTRIAL - DIVERSIFIED - 10.6%
     9,300    General Electric                                     $    270,165
     3,300    Minnesota Mining
              & Manufacturing (3M)                                      405,900
     5,500    United Technologies                                       373,450
--------------------------------------------------------------------------------
                                                                      1,049,515
--------------------------------------------------------------------------------
MEDICAL SUPPLIES - 3.2%
     6,000    Johnson & Johnson                                         313,560
--------------------------------------------------------------------------------
OIL & GAS - 6.7%
    13,200    El Paso                                                   272,052
     9,296    Exxon Mobil                                               380,392
--------------------------------------------------------------------------------
                                                                        652,444
--------------------------------------------------------------------------------
PHARMACEUTICALS - 6.1%
     5,400    Merck                                                     273,456
     9,200    Pfizer                                                    322,000
--------------------------------------------------------------------------------
                                                                        595,456
--------------------------------------------------------------------------------
REAL ESTATE - 3.1%
     9,900    Equity Office Properties REIT                             297,990
--------------------------------------------------------------------------------
RETAILERS - 6.2%
     7,300    Home Depot                                                268,129
     6,100    Wal-Mart Stores, Inc.                                     335,561
--------------------------------------------------------------------------------
                                                                        603,690
--------------------------------------------------------------------------------
TELEPHONE SYSTEMS - 2.8%
     9,000    SBC Communications                                        274,500
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $11,494,598)                                                 $  9,740,093
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 99.7%
(COST $11,494,598) (a)                                             $  9,740,093
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%                             26,974
NET ASSETS - 100.0%                                                $  9,767,067
--------------------------------------------------------------------------------
Notes to the Schedule of Investments:
*    Non-income producing security.
(a)  The  aggregate   identified   cost  for  federal  income  tax  purposes  is
     $11,494,598, resulting in gross unrealized appreciation and depreciation of $467,484 and $2,221,989, respectively, and net unrealized depreciation of $1,754,505.
REIT - Real Estate Investment Trust

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                       June 30, 2002 (unaudited)

                                                                       Value
  Shares                                                              (Note 1)

COMMON STOCKS - 100.7%
ADVERTISING - 1.9%
     4,400    Interpublic Group of Companies                       $    108,944
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 1.4%
     2,325    Honeywell International                                    81,910
--------------------------------------------------------------------------------
AUTOMOTIVE - 2.3%
     1,950    Magna International, Class A                              134,258
--------------------------------------------------------------------------------
BANKING - 7.9%
     2,200    Bank of America                                           154,792
     4,155    Charter One Financial                                     142,849
     4,182    Citigroup                                                 162,052
--------------------------------------------------------------------------------
                                                                        459,693
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO - 7.6%
     3,500    Anheuser Busch                                            175,000
     5,950    McDonald's                                                169,278
     3,400    Safeway*                                                   99,246
--------------------------------------------------------------------------------
                                                                        443,524
--------------------------------------------------------------------------------
BUILDING MATERIALS - 2.8%
     6,125    Masco                                                     166,049
--------------------------------------------------------------------------------
CHEMICALS - 2.6%
     3,400    Du Pont (E.I.) De Nemours                                 150,960
--------------------------------------------------------------------------------
COMPUTERS & INFORMATION - 6.0%
     8,550    Hewlett-Packard                                           130,644
     1,300    International Business Machines                            93,600
     2,375    Lexmark International
              Group, Class A*                                           129,200
--------------------------------------------------------------------------------
                                                                        353,444
--------------------------------------------------------------------------------
ELECTRIC UTILITIES - 2.4%
     2,100    Dominion Resources                                        138,558
--------------------------------------------------------------------------------
ELECTRONICS - 5.0%
     2,875    Analog Devices*                                            85,387
    11,425    Flextronics International*                                 81,460
     3,650    Intel                                                      66,686
     6,625    LSI Logic*                                                 57,969
--------------------------------------------------------------------------------
                                                                        291,502
--------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE - 2.0%
     7,850    AOL Time Warner*                                          115,474
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 8.0%
     2,450    Federal National
              Mortgage Association                                      180,687
       825    Goldman Sachs Group                                        60,514
     3,300    J.P. Morgan Chase                                         111,936
     1,800    Lehman Brothers Holdings                                  112,535
--------------------------------------------------------------------------------
                                                                        465,672
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS - 6.5%
     5,925    Health Management Associates*                             119,389
     4,800    Manor Care*                                               110,400
     1,935    Wellpoint Health Networks*                                150,562
--------------------------------------------------------------------------------
                                                                        380,351
--------------------------------------------------------------------------------
HEAVY MACHINERY - 4.0%
     1,800    Caterpiller, Inc.                                          88,110
     3,200    IngersollRand                                             146,112
--------------------------------------------------------------------------------
                                                                        234,222
--------------------------------------------------------------------------------

                                                                       Value
  Shares                                                              (Note 1)

HOUSEHOLD PRODUCTS - 3.4%
     3,250    Kimberly-Clark                                       $    201,500
--------------------------------------------------------------------------------
INDUSTRIAL - DIVERSIFIED - 3.0%
     3,400    General Electric                                           98,770
     5,575    Tyco International                                         75,318
--------------------------------------------------------------------------------
                                                                        174,088
--------------------------------------------------------------------------------
INSURANCE - 5.3%
     1,960    Ace Limited                                                61,936
     1,785    Chubb                                                     126,378
     2,950    Lincoln National                                          123,900
--------------------------------------------------------------------------------
                                                                        312,214
--------------------------------------------------------------------------------
MEDICAL SUPPLIES - 3.0%
     2,050    Baxter International                                       91,102
     2,850    Guidant Corp.                                              86,156
--------------------------------------------------------------------------------
                                                                        177,258
--------------------------------------------------------------------------------
METALS - 2.9%
     5,150    Alcoa                                                     170,723
--------------------------------------------------------------------------------
OIL & GAS - 8.8%
     1,525    ChevronTexaco                                             134,963
     5,925    Conoco, Class A                                           164,714
     2,396    Exxon Mobil                                                98,044
     3,854    Transocean Sedco Forex                                    120,052
--------------------------------------------------------------------------------
                                                                        517,773
--------------------------------------------------------------------------------
PHARMACEUTICALS - 3.5%
     3,700    Bristol-Myers Squibb                                       95,090
     1,815    Cardinal Health, Inc.                                     111,459
--------------------------------------------------------------------------------
                                                                        206,549
--------------------------------------------------------------------------------
RETAILERS - 5.5%
     2,100    BJ's Wholesale Club*                                       80,850
     5,100    CVS                                                       156,060
     2,200    Federated Department Stores*                               87,340
--------------------------------------------------------------------------------
                                                                        324,250
--------------------------------------------------------------------------------
TELEPHONE SYSTEMS - 4.9%
     1,550    Alltell                                                    72,850
     9,175    Broadwing                                                  23,855
     2,950    SBC Communications                                         89,975
     2,425    Verizon Communications                                     97,364
--------------------------------------------------------------------------------
                                                                        284,044
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $6,635,575)                                                  $  5,892,960
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 100.7%
(COST $6,635,575) (a)                                              $  5,892,960
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.7%)                          (39,685)
NET ASSETS - 100.0%                                                $  5,853,275
--------------------------------------------------------------------------------
Notes to the Schedule of Investments:
*    Non-income producing security.
(a)  The  aggregate   identified   cost  for  federal  income  tax  purposes  is
     $6,665,543, resulting in gross unrealized appreciation and depreciation of $429,727 and $1,202,310, respectively, and net unrealized depreciation of $772,583.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                       June 30, 2002 (unaudited)

                                                                           Value
  Shares                                                              (Note 1)

COMMON STOCKS - 97.7%
AEROSPACE & DEFENSE - 2.8%
    11,200    Honeywell International                              $    394,576
    10,200    Textron                                                   478,380
--------------------------------------------------------------------------------
                                                                         872,956
--------------------------------------------------------------------------------
APPAREL RETAILERS - 2.9%
    10,000    Gap                                                       142,000
    13,300    Limited                                                   283,290
    14,800    May Department Stores                                     487,364
--------------------------------------------------------------------------------
                                                                         912,654
--------------------------------------------------------------------------------
AUTOMOTIVE - 1.0%
    16,500    Dana                                                      301,785
--------------------------------------------------------------------------------
BANKING - 18.0%
    36,100    AmSouth Bancorp                                           807,918
    10,600    Bank of America                                           745,816
     8,600    Citigroup                                                 333,250
     5,000    First Tennessee National*                                 191,500
    16,800    FleetBoston Financial                                     543,480
    27,800    KEY                                                       758,940
     9,100    SunTrust Banks                                            616,252
    23,500    U.S. Bancorp                                              548,725
    26,700    Wachovia                                                1,019,406
--------------------------------------------------------------------------------
                                                                       5,565,287
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO - 9.9%
    13,900    Campbell Soup                                             384,474
    14,900    Conagra Foods                                             411,985
     8,800    Heinz (H.J.)                                              361,680
    38,900    McDonald's                                              1,106,705
    38,500    Sara Lee                                                  794,640
--------------------------------------------------------------------------------
                                                                       3,059,484
--------------------------------------------------------------------------------
CHEMICALS - 2.8%
    25,100    Dow Chemical                                              862,938
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 1.8%
    21,000    Equifax                                                   567,000
--------------------------------------------------------------------------------
COMPUTERS & INFORMATION - 6.6%
    14,700    Diebold, Inc.                                             547,428
    50,197    Hewlett-Packard                                           767,010
     2,600    International Business Machines                           187,200
    13,900    Pitney-Bowes                                              552,108
--------------------------------------------------------------------------------
                                                                       2,053,746
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 2.1%
    12,200    Emerson Electric                                          652,822
--------------------------------------------------------------------------------
ELECTRONICS - 4.4%
    37,900    Intel                                                     692,433
    10,200    Raytheon                                                  415,650
    40,720    Sanmina*                                                  256,943
--------------------------------------------------------------------------------
                                                                       1,365,026
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 12.6%
    13,600    Federal Home Loan
              Mortgage Corporation                                      832,320
    12,200    Federal National
              Mortgage Association                                      899,750
    23,400    J.P. Morgan Chase                                         793,728
    17,600    National City                                             585,200
    12,500    PNC Financial Services Group                              653,500
     4,000    Washington Mutual, Inc.*                                  148,440
--------------------------------------------------------------------------------
                                                                       3,912,938
--------------------------------------------------------------------------------

                                                                           Value
  Shares                                                              (Note 1)

FOOD RETAILERS - 2.0%
     8,600    Albertson's                                          $    261,956
    11,900    Safeway, Inc.                                             347,361
--------------------------------------------------------------------------------
                                                                         609,317
--------------------------------------------------------------------------------
FOREST PRODUCTS AND PAPER - 3.2%
    35,100    Sonoco Products                                           985,257
--------------------------------------------------------------------------------
HEAVY MACHINERY - 0.8%
    13,000    Applied Materials                                         247,260
--------------------------------------------------------------------------------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.8%
     7,400    Newell Rubbermaid                                         259,444
--------------------------------------------------------------------------------
INSURANCE - 2.5%
     8,300    Allstate                                                  306,934
     4,500    Lincoln National                                          189,000
     4,200    MGIC Investment                                           284,760
--------------------------------------------------------------------------------
                                                                         780,694
--------------------------------------------------------------------------------
MEDICAL SUPPLIES - 2.0%
    10,300    Becton, Dickinson & Company                               354,835
     9,600    Waters*                                                   256,320
--------------------------------------------------------------------------------
                                                                         611,155
--------------------------------------------------------------------------------
METALS - 1.4%
    12,800    Alcoa*                                                    424,320
--------------------------------------------------------------------------------
OIL & GAS - 13.1%
    18,600    BP Amoco Plc ADR                                          939,114
     9,400    Chevron Texaco                                            831,900
    32,542    Exxon Mobil                                             1,331,619
    13,300    Phillips Petroleum*                                       783,104
     3,500    Royal Dutch Petroleum*                                    193,445
--------------------------------------------------------------------------------
                                                                       4,079,182
--------------------------------------------------------------------------------
PHARMACEUTICALS - 3.8%
    16,700    Bristol-Myers Squibb*                                     429,190
    15,000    Merck*                                                    759,600
--------------------------------------------------------------------------------
                                                                       1,188,790
--------------------------------------------------------------------------------
REAL ESTATE - 1.5%
    15,100    Post Properties REIT                                      455,416
--------------------------------------------------------------------------------
TRANSPORTATION - 1.7%
    18,100    Burlington Northern Santa Fe*                             543,000
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $30,480,011)                                                 $ 30,310,471
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 97.7%
(COST $30,480,011) (a)                                             $ 30,310,471
OTHER ASSETS IN EXCESS OF LIABILITIES - 2.3%                            721,722
NET ASSETS - 100.0%                                                $ 31,032,193
--------------------------------------------------------------------------------
Notes to the Schedule of Investments:
*    Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $30,600,793, resulting in gross unrealized appreciation and depreciation of $2,282,400 and $2,572,722, respectively, and net unrealized depreciation of $290,322.
ADR - American Depository Receipt
REIT - Real Estate Investment Trust

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                       June 30, 2002 (unaudited)

                                                                           Value
  Shares                                                              (Note 1)

COMMON STOCKS - 58.8%
ADVERTISING - 3.4%
    12,100    Lamar Advertising Co.*                               $    450,241
     4,700    Omnicom Group, Inc.                                       215,260
     4,827    WPP Group plc ADR                                         212,779
--------------------------------------------------------------------------------
                                                                         878,280
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 1.1%
    10,000    Rockwell Collins                                          274,200
--------------------------------------------------------------------------------
BANKING - 2.5%
    12,800    Wells Fargo & Co.                                         640,768
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO - 1.2%
    11,500    Viad Corp.                                                299,000
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.3%
    10,500    Invitrogen Corp.*                                         336,105

COMMUNICATIONS - 0.8%
    11,000    EchoStar Communications, Class A*                         204,160
--------------------------------------------------------------------------------
COMPUTER SOFTWARE & PROCESSING - 0.9%
     4,000    Microsoft Corp.*                                          216,480
--------------------------------------------------------------------------------
COMPUTERS & INFORMATION - 0.3%
     2,000    Diebold, Inc.                                              74,480
--------------------------------------------------------------------------------
CONSUMER PRODUCTS - 0.6%
     4,200    Gillette Co.                                              142,254
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING - 0.6%
     2,200    Eaton Corp.                                               160,050
--------------------------------------------------------------------------------
DRUGS & MEDICAL PRODUCTS - 1.9%
     8,000    Apogent Technologies, Inc.*                               164,560
     9,666    Sybron Dental Specialties, Inc.*                          178,821
     2,200    Teva Pharmaceuticals, Ltd. ADR                            146,916
--------------------------------------------------------------------------------
                                                                         490,297
--------------------------------------------------------------------------------
ELECTRIC UTILITIES - 3.3%
     4,000    Duke Energy Corp.                                         124,400
    10,200    Exelon Corp.                                              533,460
     5,500    FirstEnergy Corp.                                         183,590
--------------------------------------------------------------------------------
                                                                         841,450
--------------------------------------------------------------------------------
ELECTRONICS - 0.8%
     4,000    Parker-Hannifin Corp.                                     191,160
--------------------------------------------------------------------------------
FINANCING - 8.6%
     8,166    Citigroup, Inc.                                           316,433
     4,000    Countrywide Credit Industries                             193,000
    11,948    FleetBoston Financial Corp.                               386,518
    11,900    Freddie Mac                                               728,279
     2,900    Household International, Inc.                             144,130
    13,300    J.P. Morgan Chase & Co.                                   451,135
--------------------------------------------------------------------------------
                                                                       2,219,495
--------------------------------------------------------------------------------
FOOD RETAILERS - 0.6%
     7,500    Kroger Co.*                                               149,250
--------------------------------------------------------------------------------
FOOD SERVICES - 1.5%
    13,000    McDonald's Corp.                                          369,850
--------------------------------------------------------------------------------
HEALTH CARE - 0.5%
     6,500    IMS Health, Inc.                                          116,675
--------------------------------------------------------------------------------
HEAVY MACHINERY - 1.7%
     6,800    Varian, Inc.*                                             224,060
     6,500    York International Corp.                                  219,635
--------------------------------------------------------------------------------
                                                                         443,695
--------------------------------------------------------------------------------
INSTRUMENTS - SCIENTIFIC - 0.8%
     6,500    Millipore Corporation                                     207,870
--------------------------------------------------------------------------------

                                                                           Value
  Shares                                                              (Note 1)

INSURANCE - 3.3%
     5,300    Everest Re Group , Ltd.                              $    296,535
     8,300    John Hancock Financial Services, Inc.                     292,160
     2,900    XL Capital, Class A                                       245,630
--------------------------------------------------------------------------------
                                                                         834,325
--------------------------------------------------------------------------------
MANUFACTURING - 1.1%
     7,500    Roper Industries, Inc.                                    279,750
--------------------------------------------------------------------------------
MEASURING INSTRUMENTS - 0.8%
    12,000    Thermo Electron Corp.*                                    198,000
--------------------------------------------------------------------------------
MEDIA - BROADCASTING & PUBLISHING - 0.6%
     7,000    Emmis Communications, Class A*                            148,330
--------------------------------------------------------------------------------
METALS & MINING - 3.1%
    10,000    Alcan, Inc.                                               375,200
    15,000    Waters Corp.*                                             400,500
--------------------------------------------------------------------------------
                                                                         775,700
--------------------------------------------------------------------------------
MULTIMEDIA - 0.4%
     2,827    Clear Channel Communications, Inc.*                        90,521
--------------------------------------------------------------------------------
NETWORKING - 1.3%
     8,500    Cisco Systems, Inc.*                                      118,575
    28,000    EMC Corp.*                                                211,400
--------------------------------------------------------------------------------
                                                                         329,975
--------------------------------------------------------------------------------
OIL & GAS - 4.0%
     5,100    Anadarko Petroleum Corp.                                  251,430
     2,500    Apache Corp.                                              143,700
     2,541    Chevron Texaco Corp.                                      224,879
    13,000    El Paso Corp.                                             267,929
     4,000    Piedmont Natural Gas Co., Inc.                            147,920
--------------------------------------------------------------------------------
                                                                       1,035,858
--------------------------------------------------------------------------------
PHARMACEUTICALS - 0.2%
     2,100    Pharmaceutical Product
              Development, Inc.*                                         55,314
--------------------------------------------------------------------------------
REAL ESTATE - 0.7%
     6,500    Prologis Trust REIT                                       169,000
--------------------------------------------------------------------------------
RETAILERS - 2.8%
    13,000    CVS Corp.                                                 397,800
    16,000    Dollar General Corp.                                      304,480
--------------------------------------------------------------------------------
                                                                         702,280
--------------------------------------------------------------------------------
TECHNOLOGY - 0.5%
    19,500    Amkor Technology, Inc.*                                   121,290
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 2.8%
     9,600    SBC Communications, Inc.                                  292,800
    12,000    Sprint Corp. (Fon Group)                                  127,320
     6,200    Verizon Communications, Inc.                              248,930
    49,700    Worldcom, Inc.*                                            41,251
--------------------------------------------------------------------------------
                                                                         710,301
--------------------------------------------------------------------------------
TRANSPORTATION - 1.6%
     6,000    Canadian National Railway Co.                             310,800
     5,800    Pacer International*                                       99,992
--------------------------------------------------------------------------------
                                                                         410,792
--------------------------------------------------------------------------------
TRUCKING - 1.4%
     5,900    Oshkosh Truck Corp.                                       348,749
--------------------------------------------------------------------------------
UTILITIES - 1.8%
     6,500    Cinergy Corp.                                             233,935
     9,000    Vectren Corp.                                             224,100
--------------------------------------------------------------------------------
                                                                         458,035
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $16,118,891)                                                 $ 14,923,739
--------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Schedule of Investments continued

Principal                                   Interest    Maturity       Value
  Amount                                      Rate        Date        (Note 1)

ASSET-BACKED SECURITIES - 1.7%
ELECTRIC UTILITIES - 1.6%
$  408,200    PECO Energy
              Transition Trust,
              Series 1999-A,
              Class A2                         5.63%    03/01/05   $    414,520
--------------------------------------------------------------------------------
HOUSING - 0.1%
    13,351    Access Financial
              Manufacture Housing
              Contract Trust,
              Series 1995-1,
              Class A3                         7.10%    05/15/21         13,893
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(COST $421,407)                                                    $    428,413
--------------------------------------------------------------------------------
CORPORATE BONDS - 16.9%
BANKING - 4.3%
   250,000    BB&T                             7.25%    06/15/07        276,376
   250,000    Chase
              Manhattan Corp.                  7.25%    06/01/17        272,084
   500,000    Household
              Finance Corp.                    7.88%    03/01/07        533,285
       656    Nykredit                         6.00%    10/01/26             86
--------------------------------------------------------------------------------
                                                                       1,081,831
--------------------------------------------------------------------------------
BEVERAGES - 0.7%
   160,000    Coca-Cola Femsa                  8.95%    11/01/06        174,400
--------------------------------------------------------------------------------
ELECTRIC UTILITIES - 1.6%
   400,000    Tennessee Valley
              Authority                        5.00%    12/18/03        411,696
--------------------------------------------------------------------------------
FINANCING - 6.4%
   500,000    Genera Motors
              Acceptance Corp.                 7.20%    01/15/11        509,213
   500,000    General Electric
              Capital Corp.                    6.75%    03/15/32        491,137
   575,000    Morgan Stanley
              Dean Witter & Co.                7.75%    06/15/05        631,009
--------------------------------------------------------------------------------
                                                                       1,631,359
--------------------------------------------------------------------------------
METALS - 1.2%
   300,000    AK Steel                         9.13%    12/15/06        313,680
--------------------------------------------------------------------------------
OIL & GAS - 2.1%
   500,000    Pemex Project
              Funding Master
              Trust                            9.13%    10/13/10        525,000
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 0.6%
   150,000    Verizon Global                   7.75%    06/15/32        144,272
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $4,089,709)                                                  $  4,282,238
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 0.1%
TRANSPORTATION - 0.1%
    30,000    Oklahoma City
              Airport                          9.40%    11/01/10         35,876
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(COST $31,146)                                                     $     35,876
--------------------------------------------------------------------------------

Principal                                   Interest    Maturity       Value
  Amount                                      Rate        Date        (Note 1)

MORTGAGE-BACKED SECURITIES - 0.3%
FINANCING - 0.3%
$   44,500    General Electric
              Capital Mortgage
              Services, Series
              1994-10, Class A10               6.50%    03/25/24   $     46,312
    31,474    Merrill Lynch
              Mortgage Investors,
              Series 1995-C3,
              Class A3                         7.05%    12/26/25         33,530
--------------------------------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES
(COST $73,588)                                                     $     79,842
--------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 11.3% 500,000 Federal Home
              Loan Mortgage
              Corporation                      6.25%    03/05/12        511,401
   470,512    Federal National
              Mortgage
              Association                      6.00%    01/01/14        484,310
     3,052    Federal National
              Mortgage
              Association                      6.15%    10/01/07          3,058
   307,893    Federal National
              Mortgage
              Association                      6.25%    03/01/21        317,596
   329,297    Federal National
              Mortgage
              Association                      6.50%    12/01/12        343,665
    34,541    Federal National
              Mortgage
              Association                      6.50%    07/01/28         34,581
    50,000    Federal National
              Mortgage
              Association                      6.63%    11/15/30         52,790
   154,409    Federal National
              Mortgage
              Association                      8.00%    01/02/30        164,101
   123,216    Government
              National Mortgage
              Association                      4.00%    10/01/25        123,985
   492,178    Government
              National Mortgage
              Association                      7.00%    01/15/32        512,059
   292,333    Government
              National Mortgage
              Association                      7.50%    09/01/30        308,764
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(COST $2,774,177)                                                  $  2,856,310
--------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

Principal                                   Interest    Maturity       Value
  Amount                                      Rate        Date        (Note 1)

SOVEREIGN GOVERNMENT OBLIGATIONS - 2.1% GREAT BRITAIN - 0.8% GBP105,000 United Kingdom
              Treasury                         8.00%    12/07/15   $    206,271
--------------------------------------------------------------------------------
SOUTH AFRICA - 1.3%
ZAR3,180,000  Republic of
              South Africa                    13.00%    08/31/10        320,540
--------------------------------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENT OBLIGATIONS
(COST $818,324)                                                    $    526,811
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 8.1% $ 400,000 U.S. Treasury
              Bond                            6.7%5     08/15/26        455,312
    50,000    U.S. Treasury
              Bond                             7.25%    08/15/22         59,558
   250,000    U.S. Treasury
              Bond                             9.88%    11/15/15        358,617
   200,000    U.S. Treasury
              Note                             3.00%    11/30/03        201,589
   350,000    U.S. Treasury
              Note                             4.75%    11/15/08        356,403
   600,000    U.S. Treasury
              Note                             5.75%    08/15/03        623,907
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $2,051,987)                                                  $  2,055,386
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 99.3%
(COST $26,379,229) (a)                                             $ 25,188,615
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.7%                            183,853
NET ASSETS - 100.0%                                                $ 25,372,468
--------------------------------------------------------------------------------
Notes to the Schedule of Investments:
*    Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $26,476,225, resulting in gross unrealized appreciation and depreciation of $1,429,451 and $2,724,835, respectively, and net unrealized depreciation of $1,295,384.
ADR - American Depository Receipt
REIT - Real Estate Investment Trust
GBP - Great Britain Pound
ZAR - South African Rand

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                       June 30, 2002 (unaudited)

Principal                                   Interest    Maturity       Value
  Amount                                      Rate        Date        (Note 1)

CONVERTIBLE BONDS - 0.6%
HEALTH CARE PROVIDERS - 0.6%
$  175,000    Omnicare                         5.00%    12/01/07   $    165,594
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
(COST $135,719)   $165,594
--------------------------------------------------------------------------------
CORPORATE BONDS - 92.3%
AEROSPACE & DEFENSE - 0.5%
   150,000    BE Aerospace                     8.88%    05/01/11        139,500
--------------------------------------------------------------------------------
AUTOMOTIVE - 3.2%
   500,000    Accuride, Series B               9.25%    02/01/08        344,999
   250,000    Federal Mogul+                   0.00%    01/15/06         53,438
   200,000    Lear, Series B                   7.96%    05/15/05        206,177
   250,000    Navistar
              International,
              Series B                         8.00%    02/01/08        240,625
--------------------------------------------------------------------------------
                                                                         845,239
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO - 6.8%
   750,000    Burns Philip
              Capital, 144A                    9.75%    07/15/12        742,500
   750,000    Chiquita Brands
              International                   10.56%    03/15/09        787,500
   250,000    Dole Foods                       6.38%    10/01/05        254,779
--------------------------------------------------------------------------------
                                                                       1,784,779
--------------------------------------------------------------------------------
CHEMICALS - 5.2%
   350,000    Equistar Chemical
              Funding, 144A                   10.13%    09/01/08        334,250
   200,000    Hercules                        11.13%    11/15/07        224,000
   500,000    Lyondell Chemical,
              Series B                         9.88%    05/01/07        478,750
   200,000    MacDermid                        9.13%    07/15/11        210,000
   100,000    Olin                             9.13%    12/15/11        108,329
--------------------------------------------------------------------------------
                                                                       1,355,329
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 5.8%
   500,000    Allied Waste
              North America                   10.00%    08/01/09        491,290
   100,000    Coinmach
              Corp., 144A                      9.00%    02/01/10        101,500
   250,000    Global Imaging
              Systems                         10.75%    02/15/07        247,500
   200,000    SC International
              Services, Series B              9.2%5     09/01/07        178,000
   500,000    United Rentals,
              Series B                         8.80%    08/15/08        495,000
--------------------------------------------------------------------------------
                                                                       1,513,290
--------------------------------------------------------------------------------
COMMUNICATIONS - 6.9%
   100,000    AT&T Wireless                    8.13%    05/01/12         81,544
   517,000    Crown Castle
              International
              Towers                           9.50%    08/01/11        325,710
   500,000    Level 3
              Communications                   9.13%    05/01/08        170,000
   250,000    Microcell
              Telecommunication,
              Yankee Dollar                   14.00%    06/01/06         20,000
   250,000    Nextel
              Communications                   9.38%    11/15/09        126,875
   500,000    Pinnacle Holdings,
              Step Bond (a)                   10.00%    03/15/08        170,000
   350,000    Primus
              Telecommunications
              Group                           11.25%    01/15/09        189,000

Principal                                   Interest    Maturity       Value
  Amount                                      Rate        Date        (Note 1)

COMMUNICATIONS - Continued
$  700,000    Qwest
              Communications,
              144A                             7.50%    11/01/08   $    423,500
   200,000    SBA
              Communications                  10.25%    02/01/09        120,000
   250,000    Sprint Capital                   6.88%    11/15/28        156,483
   500,000    Williams
              Communications
              Group                           10.88%    10/01/09         41,250
--------------------------------------------------------------------------------
                                                                       1,824,362
--------------------------------------------------------------------------------
COSMETICS & PERSONAL CARE - 0.7%
   250,000    Revlon Consumer
              Products                         9.00%    11/01/06        175,000
--------------------------------------------------------------------------------
ELECTRIC UTILITIES - 6.5%
   500,000    AES                              8.50%    11/01/07        245,000
   200,000    Avista Corp.                     9.75%    06/01/08        209,864
   650,000    Illinois Power
              Dynerg Holdings                  7.50%    06/15/09        615,226
   200,000    Mission Energy                  13.50%    07/15/08        201,000
   295,000    Orion Power
              Holdings                        12.00%    05/01/10        247,800
   200,000    Tiete Certificates
              Grantor Trust,
              144A                            11.50%    12/15/15        200,040
--------------------------------------------------------------------------------
                                                                       1,718,930
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 1.8%
   500,000    Integrated
              Electrical
              Services, Series B               9.38%    02/01/09        480,000
--------------------------------------------------------------------------------
ELECTRONICS - 1.0%
   250,000    Flextronics
              International,
              Yankee Dollar                    9.88%    07/01/10        261,250
--------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE - 3.2%
   400,000    Circus &
              Eldor/Silver
              Leg, 144A                       10.13%    03/01/12        408,000
   500,000    Royal Caribbean,
              Yankee Dollar                    7.00%    10/15/07        440,000
--------------------------------------------------------------------------------
                                                                         848,000
--------------------------------------------------------------------------------
FOOD RETAILERS - 3.4%
   100,000    Ingles Markets,
              144A                             8.88%    12/01/11         99,500
   500,000    Marsh
              Supermarkets,
              Series B                         8.88%    08/01/07        492,500
    40,000    Pathmark Stores                  8.75%    02/01/12         40,600
   250,000    Stater Brothers
              Holdings                        10.75%    08/15/06        257,500
--------------------------------------------------------------------------------
                                                                         890,100
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 3.0%
   500,000    Georgia-Pacific                  9.50%    12/01/11        508,920
   250,000    Stone Container                  9.75%    02/01/11        267,500
--------------------------------------------------------------------------------
                                                                         776,420
--------------------------------------------------------------------------------
FUNERAL SERVICES - 1.6%
   200,000    Alderwoods
              Group                           11.00%    01/02/07        201,000
   200,000    Stewart
              Enterprises                     10.75%    07/01/08        221,000
--------------------------------------------------------------------------------
                                                                         422,000
--------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

Principal                                   Interest    Maturity       Value
  Amount                                      Rate        Date        (Note 1)

CORPORATE BONDS - Continued
HEALTH CARE PROVIDERS - 4.7%
$  250,000    Healthsouth                      6.88%    06/15/05   $    249,290
   600,000    Magellan Health
              Services, 144A                   9.38%    11/15/07        450,000
   200,000    Manor Care                       8.00%    03/01/08        206,250
   500,000    Rural/Metro                      7.88%    03/15/08        325,000
--------------------------------------------------------------------------------
                                                                       1,230,540
--------------------------------------------------------------------------------
HEAVY MACHINERY - 1.7%
    30,000    AGCO                             8.50%    03/15/06         30,225
   400,000    Briggs & Stratton                8.88%    03/15/11        420,000
--------------------------------------------------------------------------------
                                                                         450,225
--------------------------------------------------------------------------------
HOUSING - 8.3%
   500,000    Champion
              Enterprises                      7.63%    05/15/09        265,000
   200,000    Kaufman &
              Broad Home                       7.75%    10/15/04        202,000
   250,000    KB Homes                         9.50%    02/15/11        256,875
   100,000    Meritage                         9.75%    06/01/11        103,750
   600,000    Schuler Homes                    9.38%    07/15/09        612,000
   750,000    Tech Olympic
              USA, 144A                        9.00%    07/01/10        738,750
--------------------------------------------------------------------------------
                                                                       2,178,375
--------------------------------------------------------------------------------
LODGING - 1.7%
   200,000    Courtyard
              by Marriott                     10.75%    02/01/08        205,250
   250,000    Felcor Lodging
              REIT                             9.50%    09/15/08        253,750
--------------------------------------------------------------------------------
                                                                         459,000
--------------------------------------------------------------------------------
MEDIA - BROADCASTING & PUBLISHING - 8.8%
   250,000    Alliance Atlantis
              Communications,
              Yankee Dollar                   13.00%    12/15/09        275,000
   100,000    Block
              Communications,
              144A                             9.25%    04/15/09        100,000
   500,000    Charter
              Communications
              Holdings                         8.63%    04/01/09        335,000
   400,000    Corus
              Entertainment,
              Inc., 144A                       8.75%    03/01/12        400,000
   700,000    Quebecor Media                  11.13%    07/15/11        689,499
   500,000    Susquehanna
              Media                            8.50%    05/15/09        515,000
--------------------------------------------------------------------------------
                                                                       2,314,499
--------------------------------------------------------------------------------
METALS - 2.8%
   385,000    Allegheny
              Technologies                     8.38%    12/15/11        404,039
   100,000    Alltrista, 144A                  9.75%    05/01/12         95,500
   200,000    Newmont Mining                   8.63%    05/15/11        224,974
--------------------------------------------------------------------------------
                                                                         724,513
--------------------------------------------------------------------------------
OIL & GAS - 13.7%
   250,000    BRL Universal
              Equipment, 144A                  8.88%    02/15/08        247,500
    75,000    Grant Prideco,
              144A                             9.63%    12/01/07         78,375
   660,000    Husky Oil                        8.90%    08/15/28        705,806
   100,000    Lone Star Tech                   9.00%    06/01/11         95,500
--------------------------------------------------------------------------------

Principal                                   Interest    Maturity       Value
  Amount                                      Rate        Date        (Note 1)

OIL & GAS - Continued
$  510,000    Pemex Project
              Funding Master
              Trust                            9.13%    10/13/10   $    535,500
   300,000    Tesoro Petroleum,
              144A                             9.63%    04/01/12        274,500
 1,200,000    Transcont Gas
              Pipe, 144A                       8.88%    07/15/12      1,170,899
   500,000    Transcontinental
              Gas                              6.13%    01/15/05        476,698
--------------------------------------------------------------------------------
                                                                       3,584,778
--------------------------------------------------------------------------------
TEXTILES - 1.0%
   500,000    Delta Mills,
              Series B                         9.63%    09/01/07        256,250
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $27,285,971)                                                 $ 24,232,379
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.3% 2,165,000 Federal Home
              Loan Bank
              Discount Note                             07/01/02      2,165,000
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $2,165,000)                                                  $  2,165,000
--------------------------------------------------------------------------------

                                                                           Value
  Shares                                                              (Note 1)

PREFERRED STOCKS - 1.1%
COMMUNICATIONS - 0.3%
       500    Broadwing Communications                             $     75,000
--------------------------------------------------------------------------------
COMPUTER SOFTWARE & PROCESSING - 0.0%
       749    McLeodusa, Series A                                         2,809
--------------------------------------------------------------------------------
MEDIA - BROADCASTING & PUBLISHING - 0.8%
     3,500    CSC Holdings, Series M                                    224,000
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(COST $997,851)                                                    $    301,809
--------------------------------------------------------------------------------
WARRANTS - 0.0%
     1,660    McLeodusa                                                     166
--------------------------------------------------------------------------------
TOTAL WARRANTS
(COST $0)                                                          $        166
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 102.3%
(COST $30,584,541) (b)                                             $ 26,864,948
LIABILITIES IN EXCESS OF OTHER ASSETS - (2.3%)                         (591,243)
NET ASSETS - 100.0%                                                $ 26,273,705
--------------------------------------------------------------------------------
Notes to the Schedule of Investments:
+    Security is in default.
(a) Step coupon bond, zero coupon until 03/15/2003; 10.00% thereafter. (b) The aggregate identified cost for federal income tax purposes is
     $30,584,541, resulting in gross unrealized appreciation and depreciation of $569,877 and $4,289,470, respectively, and net unrealized depreciation of $3,719,593.
REIT - Real Estate Investment Trust
144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in a transaction exempt from registration, normally to qualified institutional buyers. At June 30, 2002, these securities were valued at $5,864,814 or 22.32% of net assets.
Yankee Dollar - U.S. dollar denominated bonds issued by non-U.S. companies in the U.S.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                       June 30, 2002 (unaudited)

Principal                                   Interest    Maturity       Value
  Amount                                      Rate        Date        (Note 1)

ASSET-BACKED SECURITIES - 4.0%
FINANCIAL SERVICES - 4.0%
$  900,000    CNH Equipment
              Trust, Series 2000-B,
              Class A4                         6.95%    09/15/07   $    949,281
   480,000    MBNA Master
              Credit Card Trust,
              Series 1999-J,
              Class A                          7.00%    02/15/12        532,883
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(COST $1,381,558)                                                  $  1,482,164
--------------------------------------------------------------------------------
CORPORATE BONDS - 31.2%
BANKING - 2.2%
   375,000    Bank of New York                 7.30%    12/01/09        413,968
   350,000    First Union
              National Bank                    7.88%    02/15/10        391,475
--------------------------------------------------------------------------------
                                                                        805,443
--------------------------------------------------------------------------------
CHEMICALS - 2.2%
   800,000    Dow Chemical                     5.25%    05/14/04        818,735
--------------------------------------------------------------------------------
ELECTRIC UTILITIES - 3.6%
   400,000    Indiana Michigan
              Power                            6.13%    12/15/06        408,842
   420,000    Oncor Electric
              Delivery, 144A                   7.00%    05/01/32        423,109
   425,000    Quebec Province                  7.50%    09/15/29        486,636
--------------------------------------------------------------------------------
                                                                      1,318,587
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 2.0%
   700,000    Teco Energy                      7.20%    05/01/11        740,863
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 7.0%
   750,000    Ford Motor
              Credit                           6.70%    07/16/04        772,034
   200,000    Ford Motor
              Credit                           6.75%    05/15/05        205,009
   400,000    General Electric
              Cap Corp.                        6.75%    03/15/32        392,909
   325,000    J.P. Morgan Chase                6.75%    02/01/11        336,866
   485,000    Morgan Stanley
              Dean Witter                      6.60%    04/01/12        494,257
   350,000    National Rural
              Utilities                        6.50%    03/01/07        366,278
--------------------------------------------------------------------------------
                                                                      2,567,353
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 2.8%
   950,000    International
              Paper                            8.13%    07/08/05      1,044,664
--------------------------------------------------------------------------------
HOUSING - 1.4%
 1,000,000    Champion
              Enterprises                      7.63%    05/15/09        530,000
--------------------------------------------------------------------------------
INDUSTRIAL - DIVERSIFIED - 1.1%
   500,000    Tyco International               6.38%    02/15/06        404,825
--------------------------------------------------------------------------------
OIL & GAS - 5.4%
   350,000    Allegheny Energy                 7.75%    08/01/05        378,430
   450,000    Kinder Morgan
              Energy Partners                  7.75%    03/15/32        474,365
   670,000    Northwest
              Pipeline                         6.63%    12/01/07        639,376
   500,000    Peoples Energy                   6.90%    01/15/11        508,999
--------------------------------------------------------------------------------
                                                                      2,001,170
--------------------------------------------------------------------------------

Principal                                   Interest    Maturity       Value
  Amount                                      Rate        Date        (Note 1)

TELEPHONE SYSTEMS - 3.5%
$  300,000    Dominion
              Resources                        7.60%    07/15/03   $    313,175
   350,000    France Telecom                   7.20%    03/01/06        336,643
   600,000    GTE North                        6.40%    02/15/05        625,195
--------------------------------------------------------------------------------
                                                                      1,275,013
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $11,856,214)                                                 $ 11,506,653
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES - 20.3%
 1,029,567    Federal Home
              Loan Mortgage
              Corporation                      7.00%    05/01/30      1,078,547
   460,780    Federal National
              Mortgage
              Association                      6.50%    02/01/31        470,497
 2,790,931    Federal National
              Mortgage
              Association                      6.50%    08/01/29      2,854,384
   831,866    Federal National
              Mortgage
              Association                      8.00%    05/01/30        883,410
   884,815    Federal National
              Mortgage
              Association                      7.50%    01/01/31        929,053
   271,935    Federal National
              Mortgage
              Association                      6.00%    05/01/31        271,614
   445,447    Federal National
              Mortgage
              Association                      6.50%    03/01/32        454,787
     1,129    Government
              National Mortgage
              Association                      7.50%    07/15/23          1,201
   257,834    Government
              National Mortgage
              Association                      6.75%    09/20/24        267,406
   272,476    Government
              National Mortgage
              Association                      8.00%    07/15/30        290,256
--------------------------------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES
(COST $7,203,788)                                                  $  7,501,155
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 4.7%
 1,700,000    Federal National
              Mortgage
              Association                      6.50%    07/25/27      1,750,374
--------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(COST $1,729,286)                                                  $  1,750,374
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 13.5%
 1,196,504    Federal Home
              Loan Mortgage
              Corporation                      6.50%    12/01/31      1,222,406
   935,000    Federal National
              Mortgage
              Association                      3.63%    04/15/04        946,547

See accompanying notes to financial statements.


18

--------------------------------------------------------------------------------

Principal                                   Interest    Maturity       Value
  Amount                                      Rate        Date        (Note 1)

U.S. GOVERNMENT AGENCY OBLIGATIONS - Continued
$  500,000    Federal National
              Mortgage
              Association                      4.75%    06/18/07   $    504,116
   500,000    Federal National
              Mortgage
              Association                      6.00%    05/15/11        524,013
   500,000    Federal National
              Mortgage
              Association                      6.20%    02/27/12        512,943
   245,000    Federal National
              Mortgage
              Association                      6.25%    05/15/29        244,737
 1,000,000    Federal National
              Mortgage
              Association                      6.50%    03/25/30      1,016,302
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $4,901,328)                                                  $  4,971,064
--------------------------------------------------------------------------------

Principal                                   Interest    Maturity       Value
  Amount                                      Rate        Date        (Note 1)

U.S. TREASURY OBLIGATIONS - 19.5%
$  675,000    U.S. Treasury
              Bond                             9.13%    05/15/18   $    932,924
   385,000    U.S. Treasury
              Bond                             6.00%    02/15/26        400,460
 2,000,000    U.S. Treasury
              Note                             3.00%    11/30/03      2,015,890
 3,525,000    U.S. Treasury
              Note                             6.75%    05/15/05      3,847,206
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $7,069,241)                                                  $  7,196,480
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 93.2%
(COST $34,141,415) (a)                                             $ 34,407,890
OTHER ASSETS IN EXCESS OF LIABILITIES - 6.8%                          2,504,548
NET ASSETS - 100.0%                                                $ 36,912,437
--------------------------------------------------------------------------------
Notes to the Schedule of Investments:
(a)  The  aggregate   identified   cost  for  federal  income  tax  purposes  is
     $34,141,415, resulting in gross unrealized appreciation and depreciation of $904,793 and $638,318, respectively, and net unrealized appreciation of $266,475.
144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in a transaction exempt from registration, normally to qualified institutional buyers. At June 30, 2002, this security was valued at $423,109 or 1.15% of net assets.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                       June 30, 2002 (unaudited)

Principal                                   Interest    Maturity       Value
  Amount                                      Rate        Date        (Note 1)

ASSET-BACKED SECURITIES - 7.4%
AUTOMOTIVE - 0.9%
$  178,820    Mellon Auto
              Grantor Trust,
              Series 1999-1                    5.76%    10/17/05   $    180,532
--------------------------------------------------------------------------------
BANKING - 2.2%
   412,000    Newcourt
              Equipment
              Trust, Series
              1999-1                           7.18%    10/20/05        427,208
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 4.1%
   800,000    CIT Equipment
              Collateral,
              Series 2001-1                    5.23%    10/20/04        815,034
--------------------------------------------------------------------------------
MANUFACTURED HOUSING - 0.2%
    40,705    Associates
              Manufactured
              Housing, Series
              1996-1                           7.30%    03/15/27         40,942
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(COST $1,445,000)                                                  $  1,463,716
--------------------------------------------------------------------------------
COMMERCIAL PAPER - 17.8%
BEVERAGES, FOOD & TOBACCO - 3.3%
   650,000    General Mills,
              144A                             1.99%    07/16/02        649,461
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 2.5%
   500,000    Cox Enterprises                  2.05%    07/24/02        499,345
--------------------------------------------------------------------------------
ELECTRIC SERVICES - 7.0%
   500,000    IDACORP                          2.05%    07/08/02        499,801
   500,000    IDACORP                          2.08%    07/12/02        499,682
   350,000    Public Service
              Enterprise Group,
              144A                             2.10%    07/17/02        349,673
--------------------------------------------------------------------------------
                                                                      1,349,156
--------------------------------------------------------------------------------
ENERGY - 2.5%
   500,000    Alleghany Energy                 1.98%    07/08/02        499,801
--------------------------------------------------------------------------------
OIL & GAS - 2.5%
   500,000    Kinder Morgan
              Energy 144A                      2.10%    07/03/02        499,942
--------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
(COST $3,497,705)                                                  $  3,497,705
--------------------------------------------------------------------------------
CORPORATE BONDS - 42.0%
AEROSPACE & DEFENSE - 1.2%
   225,000    Textron                          6.75%    09/15/02        226,446
--------------------------------------------------------------------------------
AIRCRAFT - 2.1%
   400,000    Boeing                           6.70%    06/10/03        414,602
--------------------------------------------------------------------------------
BANKING - 5.7%
   200,000    Bank One                         7.38%    12/01/02        204,383
   500,000    Comerica Bank                    7.25%    10/15/02        507,529
   250,000    Fleet Financial                  6.88%    03/01/03        257,609
   150,000    Summit Bancorp                   8.63%    12/10/02        154,041
--------------------------------------------------------------------------------
                                                                      1,123,562
--------------------------------------------------------------------------------

Principal                                   Interest    Maturity       Value
  Amount                                      Rate        Date        (Note 1)

ELECTRIC UTILITIES - 4.8%
$  500,000    National Rural
              Utilities                        5.00%    10/01/02   $    502,990
   321,000    National Rural
              Utilities                        5.95%    01/15/03        326,452
   115,000    Public Service
              Electric & Gas                   7.19%    09/06/02        115,959
--------------------------------------------------------------------------------
                                                                        945,401
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 15.8%
   300,000    Bear Stearns                     6.45%    08/01/02        301,029
   100,000    Bear Stearns                     6.75%    04/15/03        102,995
   500,000    Beneficial                       6.25%    02/18/13        509,764
   300,000    Beneficial                       6.75%    02/11/03        307,634
   195,000    Central Fidelity                 8.15%    11/15/02        199,422
   300,000    CIT Group                        7.38%    03/15/03        297,717
   210,000    Countrywide
              Home Loans                       6.28%    01/15/03        214,445
   500,000    General Motors                   6.75%    09/09/02        504,282
   330,000    International Lease
              Financial                        4.75%    06/02/03        336,146
   340,000    Lehman Bros                      7.13%    07/15/02        340,578
--------------------------------------------------------------------------------
                                                                      3,114,012
--------------------------------------------------------------------------------
HEAVY MACHINERY - 5.2%
 1,000,000    Ingersoll Rand                   5.75%    02/14/03      1,018,785
--------------------------------------------------------------------------------
OIL & GAS - 4.0%
   500,000    Columbia Energy
              Group                            6.61%    11/28/02        501,677
   285,000    El Paso
              Natural Gas                      6.75%    11/15/03        289,514
--------------------------------------------------------------------------------
                                                                        791,191
--------------------------------------------------------------------------------
RETAILERS - 3.2%
   615,000    Sears Roebuck
              Acceptance                       6.00%    03/20/03        629,681
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $8,241,594)                                                  $  8,263,680
--------------------------------------------------------------------------------
AGENCY MORTGAGE-BACKED SECURITIES - 15.7%
   310,483    Federal Home
              Loan Mortgage
              Corporation                      5.50%    03/01/11        317,726
    57,947    Federal Home
              Loan Mortgage
              Corporation                      6.75%    02/01/06         59,504
   118,088    Federal Home
              Loan Mortgage
              Corporation                      8.50%    11/01/08        124,606
   507,571    Federal National
              Mortgage
              Association                      3.64%    12/25/08        510,681
   135,870    Federal National
              Mortgage
              Association                      7.00%    03/25/21        138,486
   166,421    Government
              National Mortgage
              Association                      5.38%    03/20/25        171,008

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

Principal                                   Interest    Maturity       Value
  Amount                                      Rate        Date        (Note 1)

AGENCY MORTGAGE-BACKED SECURITIES - Continued
$  154,000    Government
              National Mortgage
              Association                      5.38%    01/20/26   $    158,213
   156,778    Government
              National Mortgage
              Association                      5.38%    02/20/28        160,914
   415,439    Government
              National Mortgage
              Association                      6.38%    05/20/23        424,617
   249,792    Government
              National Mortgage
              Association                      6.38%    05/20/27        254,425
   182,052    Government
              National Mortgage
              Association                      6.38%    05/20/28        185,243
    85,684    Government
              National Mortgage
              Association                      6.63%    12/20/21         89,055
   107,402    Government
              National Mortgage
              Association                      6.63%    12/20/26        111,395
   112,224    Government
              National Mortgage
              Association                      6.75%    09/20/17        116,305
    78,463    Government
              National Mortgage
              Association                      6.75%    09/20/17         81,316
   180,266    Government
              National Mortgage
              Association                      6.75%    08/20/26        186,591
--------------------------------------------------------------------------------
                                                                      3,090,085
--------------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(COST $3,069,938)                                                  $  3,090,085
--------------------------------------------------------------------------------

Principal                                   Interest    Maturity       Value
  Amount                                      Rate        Date        (Note 1)

NON-AGENCY MORTGAGE-BACKED SECURITIES- 1.1%
$    8,355    Residential Funding,
              Series 1993-S45                  6.50%    12/25/23   $      8,335
   200,000    Wells Fargo,
              Series 2001-18                   6.75%    09/25/31        205,603
--------------------------------------------------------------------------------
                                                                        213,938
--------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(COST $209,659)                                                    $    213,938
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 12.2%
TAXABLE VARIABLE DEMAND NOTES - 8.1%
   800,000    Florida Housing
              Financing Corp.                  2.04%    02/15/33   $    800,000
   800,000    Florida Housing
              Financing Corp.                  2.08%    09/15/32        800,000
--------------------------------------------------------------------------------
                                                                      1,600,000
--------------------------------------------------------------------------------
TRANSPORTATION - 4.1%
   800,000    Cleveland, Ohio
              Airport Surplus
              Revenue                          5.55%    06/01/03        808,552
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(COST $2,399,497)                                                  $  2,408,552
--------------------------------------------------------------------------------

                                                                       Value
  Shares                                                              (Note 1)

MUTUAL FUND - 3.4%
   665,806    Merrimac Money Market                                $    665,806
--------------------------------------------------------------------------------
TOTAL MUTUAL FUNDS
(COST $665,806)                                                    $    665,806
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 99.6%                                $ 19,603,482
(COST $19,529,199) (a)
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%                             82,652
NET ASSETS - 100.0%                                                $ 19,686,134
--------------------------------------------------------------------------------
Notes to the Schedule of Investments:
(a) The aggregate identified cost for federal income tax purposes is $19,529,199, resulting in gross unrealized appreciation and depreciation of $91,831 and $17,549, respectively, and net unrealized appreciation of $74,282.
144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in a transaction exempt from registration, normally to qualified institutional buyers. At June 30, 2002, these securities were valued at $1,499,076 or 7.61% of net assets.

See accompanying notes to financial statements.



SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                       June 30, 2002 (unaudited)

Principal                                   Interest    Maturity       Value
  Amount                                      Rate        Date        (Note 1)

COMMERCIAL PAPER - 9.0%
FINANCIAL SERVICES - 9.0%
$  152,000    UBS Finance
              America                         2.000%    07/01/02   $    152,000
   700,000    Toyota Motor
              Credit                          1.710%    07/08/02        699,767
--------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
(COST $851,767)                                                    $    851,767
--------------------------------------------------------------------------------
CORPORATE BONDS - 16.8%
BANKING - 4.8%
   200,000    Bankers
              Trust NY                        7.125%    07/31/02        200,595
   250,000    PNC Funding
              Corp.                           6.950%    09/01/02        251,871
--------------------------------------------------------------------------------
                                                                        452,466
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 9.0%
   140,000    International
              Lease Finance                   6.375%    08/01/02        140,368
   135,000    Bear Stearns Co.                6.450%    08/01/02        135,267
   100,000    General
              Electric Capital
              Corporation                     6.520%    10/08/02        101,108
   362,000    Bear Stearns Co.                6.125%    02/01/03        368,888
   100,000    Morgan Stanley
              Dean Witter                     7.375%    04/15/03        103,390
--------------------------------------------------------------------------------
                                                                        849,021
--------------------------------------------------------------------------------
OIL & GAS - 1.5%
   140,000    BP Amoco                        5.550%    04/15/03        142,934
--------------------------------------------------------------------------------
TELEPHONE SYSTEMS - 1.5%
   135,000    Verizon
              Communications                  9.100%    06/01/03        142,002
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $1,586,423)                                                  $  1,586,423
--------------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS - 6.4%
   300,000    Cleveland,
              OH Parking
              Acquis. Notes                   3.750%    11/01/02        299,854
   300,000    Deerfield Twp,
              OH GO BANS                      3.600%    05/14/03        300,984
--------------------------------------------------------------------------------
TOTAL TAXABLE MUNICIPAL BONDS
(COST $600,838)                                                    $    600,838
--------------------------------------------------------------------------------
TAXABLE VARIABLE DEMAND NOTES - 48.6% (a)
    95,000    New Jersey Econ.
              Dev. Auth.                      2.000%    07/01/02         95,000
   215,000    Washington St.
              HFC (Corlyle
              Care Ctr.)                      2.050%    07/01/02        215,000
   250,000    Cleveland, OH
              Airpoort Sys. Rev.              1.850%    07/03/02        250,000
   250,000    Regional Waste
              Systems, Inc.                   1.850%    07/03/02        250,000
   100,000    Michigan State
              Strat. Fund
              (Briarwood)                     1.950%    07/03/02        100,000
   100,000    Waterford, WI
              Ind. Dev. Rev. (E&S
              Plastic Prod.)                  2.000%    07/03/02        100,000
--------------------------------------------------------------------------------

Principal                                   Interest    Maturity       Value
  Amount                                      Rate        Date        (Note 1)

TAXABLE VARIABLE DEMAND NOTES - Continued
$  100,000    California
              Infrastructure
              & Econ. Dev.
              Bank                            2.020%    07/03/02   $    100,000
   125,000    Illinois Dev.
              Fin. Auth.                      2.200%    07/03/02        125,000
   250,000    Milwaukee, WI
              Red. Auth.
              (Palermovilla)                  2.200%    07/03/02        250,000
   305,000    California Pol.
              Ctl. Fin.                       2.550%    07/03/02        305,000
   250,000    Kent Co., MI Ltd.
              Tax GO Notes                    1.880%    07/05/02        250,000
   150,000    Ezflow LP                       1.950%    07/05/02        150,000
   250,000    Schenectady, NY
              Ind. Dev. Agency
              (JMR Dev. Co.
              Project)                        1.950%    07/05/02        250,000
   280,000    Shelby Co., TN
              Hlth. Ed. & Hsg.
              (Courtyard
              Apts.)                          1.950%    07/05/02        280,000
   300,000    Suffolk Co., NY
              Ind. Dev. Agency
              (Hampton Day
              School)                         1.990%    07/05/02        300,000
   100,000    Bradley
              E. Lehman                       2.000%    07/05/02        100,000
   500,000    Washington
              St. HFC
              (Brittany Park)                 2.000%    07/05/02        500,001
   100,000    Riverside Co., CA
              Ind. Dev. (Advance
              Business)                       2.040%    07/05/02        100,000
   100,000    Indianapolis, IN
              Multi-Fam. Hsg.
              (Nora Pines
              Project)                        2.050%    07/05/02        100,000
   200,000    Illinois Dev.
              Fin. Auth.
              (Technifast Ind.)               2.089%    07/05/02        200,000
   350,000    West Covina,
              CA Pub. Fin.                    2.135%    07/05/02        350,000
   230,000    Denver LLC                      2.400%    07/05/02        230,000
--------------------------------------------------------------------------------
TOTAL TAXABLE VARIABLE DEMAND NOTES
(COST $4,600,001)                                                  $  4,600,001
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 18.8%
 1,777,000    Federal Home
              Loan Bank                       1.870%    07/01/02      1,777,000
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $1,777,000)                                                  $  1,777,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 99.6%
(COST $9,416,029) (b)                                              $  9,416,029
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%                             40,351
NET ASSETS - 100.0%                                                $  9,456,380
--------------------------------------------------------------------------------
Notes to the Schedule of Investments:
(a) Variable rate securities that have coupons which reset daily, weekly or monthly. Maturity dates shown are actual reset dates.
(b)  The  aggregate   identified   cost  for  federal  income  tax  purposes  is
     $9,416,029.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                                       June 30, 2002 (unaudited)

                                                              Touchstone      Touchstone      Touchstone      Touchstone
                                                             International     Emerging        Small Cap       Growth/
                                                                Equity          Growth           Value           Value
                                                                 Fund            Fund            Fund            Fund

ASSETS:
Investments, at value (Note 1) (a)                           $ 14,310,032    $ 30,025,616    $  9,601,567    $  4,811,014
Cash                                                            1,240,470       1,773,280         318,623          42,452
Receivables for:
     Investments sold                                               5,270         107,880          25,736              --
     Fund shares sold                                                 360              --              --           6,591
     Dividends                                                     16,113           3,312           3,051           1,534
     Foreign tax reclaims                                          44,118              --              --              --
     Interest                                                         275           1,349             250               9

Reimbursement receivable from Investment Advisor (Note 4)           2,096              --              --           4,007
-------------------------------------------------------------------------------------------------------------------------
          Total assets                                         15,618,734      31,911,437       9,949,227       4,865,607
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for:
     Investments purchased                                         15,292          86,150          64,937              --
     Unrealized depreciation on foreign forward
       currency contracts (Note 1)                                 18,038              --              --              --
     Fund shares redeemed                                       1,110,570          18,559           9,245              --
Payable to affiliates                                               4,895          27,373           9,651           1,358
Other accrued expenses                                             59,626          55,023          28,663           2,492
-------------------------------------------------------------------------------------------------------------------------
          Total liabilities                                     1,208,421         187,105         112,496           3,850
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS: (b)                                              $ 14,410,313    $ 31,724,332    $  9,836,731    $  4,861,757
-------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                              2,028,193       1,890,967       1,694,558         782,998
-------------------------------------------------------------------------------------------------------------------------
Net asset value                                              $       7.11    $      16.78    $       5.80    $       6.21
-------------------------------------------------------------------------------------------------------------------------
(a)  Cost of investments of:                                 $ 14,798,698    $ 27,186,468    $ 10,553,347    $  6,667,892
(b)  See the Statements of Changes in Net Assets for components of net assets.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES continued

                                                              Touchstone                                      Touchstone
                                                              Large Cap       Touchstone      Touchstone       Growth &
                                                                Growth       Enhanced 30      Value Plus        Income
                                                                 Fund            Fund            Fund            Fund

ASSETS:
Investments, at value (Note 1) (a)                           $  6,598,207    $  9,740,093    $  5,892,960    $ 30,310,471
Cash                                                              797,708          35,791              --         841,274
Receivables for:
     Investments sold                                                  --         279,902         122,501              --
     Fund shares sold                                                  --           7,807              --              --
     Dividends                                                      2,418          15,387           4,007          66,817
     Interest                                                         330             120              99           1,053
Reimbursement receivable from Investment Advisor (Note 4)           1,321             555           1,429              --
-------------------------------------------------------------------------------------------------------------------------
          Total assets                                          7,399,984      10,079,655       6,020,996      31,219,615
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Bank overdraft                                                         --              --          53,019              --
Payable for:
     Investments purchased                                             --         277,767          69,309              --
     Fund shares redeemed                                         153,351              --          21,937          50,057
Payable to affiliates                                               3,968           3,981           3,968          18,283
Other accrued expenses                                             11,835          30,840          19,488         119,082
-------------------------------------------------------------------------------------------------------------------------
          Total liabilities                                       169,154         312,588         167,721         187,422
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS: (b)                                              $  7,230,830    $  9,767,067    $  5,853,275    $ 31,032,193
-------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                              1,064,523       1,224,303         664,942       3,172,580
-------------------------------------------------------------------------------------------------------------------------
Net asset value                                              $       6.79    $       7.98    $       8.80    $       9.78
-------------------------------------------------------------------------------------------------------------------------
(a)  Cost of investments of:                                 $  7,863,386    $ 11,494,598    $  6,635,575    $ 30,480,011
(b)  See the Statements of Changes in Net Assets for components of net assets.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                                                                                                    Touchstone      Touchstone
                                                    Touchstone      Touchstone      Touchstone       Standby          Money
                                                     Balanced       High Yield         Bond           Income          Market
                                                       Fund            Fund            Fund            Fund            Fund

ASSETS:
Investments, at value (Note 1) (a)                 $ 25,188,615    $ 26,864,948    $ 34,407,890    $ 19,603,482    $  9,416,029
Cash                                                         --             954       1,360,769              --             333
Receivables for:
     Investments sold                                   367,046              --       1,295,674           8,534              --
     Fund shares sold                                        --          12,836         341,398              --              --
     Dividends                                           11,934           9,734              --              --              --
     Interest                                           133,216         599,874         410,228         177,658          51,962
-------------------------------------------------------------------------------------------------------------------------------
          Total assets                               25,700,811      27,488,346      37,815,959      19,789,674       9,468,324
-------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Bank overdraft                                           99,288              --              --              --              --
Payable for:
     Investments purchased                              130,302       1,170,900         825,392              --              --
     Unrealized depreciation on foreign forward
       currency contracts (Note 1)                        8,130              --              --              --              --
     Fund shares redeemed                                 9,936              --              --          53,453              --
Payable to affiliates                                    14,014          14,781          17,361           4,274           6,294
Other accrued expenses                                   66,673          28,960          60,769          45,813           5,650
-------------------------------------------------------------------------------------------------------------------------------
          Total liabilities                             328,343       1,214,641         903,522         103,540          11,944
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS: (b)                                    $ 25,372,468    $ 26,273,705    $ 36,912,437    $ 19,686,134    $  9,456,380
-------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                    1,944,663       3,527,630       3,457,365       1,997,970       9,456,591
-------------------------------------------------------------------------------------------------------------------------------
Net asset value                                    $      13.05    $       7.45    $      10.68    $       9.85    $       1.00
-------------------------------------------------------------------------------------------------------------------------------
(a)  Cost of investments of:                       $ 26,379,229    $ 30,584,541    $ 34,141,415    $ 19,529,199    $  9,416,029
(b)  See the Statements of Changes in Net Assets for components of net assets.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                              For The Six Months Ended June 30, 2002 (unaudited)

                                                              Touchstone      Touchstone      Touchstone      Touchstone
                                                             International     Emerging        Small Cap       Growth/
                                                                Equity          Growth           Value           Value
                                                                 Fund            Fund            Fund            Fund

INVESTMENT INCOME (NOTE 1):
     Interest                                                $        481    $      8,645    $      2,932    $        749
     Dividends (a)                                                157,470          29,498          34,020           9,077
--------------------------------------------------------------------------------------------------------------------------
          Total investment income                                 157,951          38,143          36,952           9,826
--------------------------------------------------------------------------------------------------------------------------
EXPENSES:
     Investment advisory fees (Note 3)                             73,405         138,729          41,227          27,674
     Custody                                                       96,635          32,715          29,056          25,862
     Administration fees                                           10,330           8,268           8,272           6,698
     Accounting and pricing fees                                    6,823           5,512           5,515           4,466
     Sponsor fees (Note 3)                                         15,454          34,682          10,307           5,535
     Professional fees                                              4,438           4,889           1,203           6,842
     Printing expense                                                 197             197             471             197
     Trustee fees (Note 3)                                            719           3,147             241             497
     Other expenses                                                11,800           6,773           4,228             357
--------------------------------------------------------------------------------------------------------------------------
          Total expenses                                          219,801         234,912         100,520          78,128
          Fees waived and/or expenses reimbursed
            by the Advisor                                       (107,811)         (2,918)        (38,699)        (42,166)
          Waiver of Sponsor fees (Note 4)                         (15,454)        (32,603)        (10,307)         (5,535)
--------------------------------------------------------------------------------------------------------------------------
          Net expenses                                             96,536         199,391          51,514          30,427
--------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       61,415        (161,248)        (14,562)        (20,601)
--------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
     Net realized gain (loss) on:
          Investments                                          (1,348,090)      1,624,641      (2,659,468)       (159,927)
          Foreign currency                                        (59,309)             --              --              --
                                                               (1,407,399)      1,624,641      (2,659,468)       (159,927)
     Net change in unrealized appreciation
       (depreciation) on:
          Investments                                           8,465,815      (4,047,536)      1,476,396      (1,651,274)
          Foreign currency                                     (8,036,960)             --              --              --
--------------------------------------------------------------------------------------------------------------------------
                                                                  428,855      (4,047,536)      1,476,396      (1,651,274)
--------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS                                 (978,544)     (2,422,895)     (1,183,072)     (1,811,201)
--------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                  $   (917,129)   $ (2,584,143)   $ (1,197,634)   $ (1,831,802)
--------------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign tax withholding of:                      $     21,844    $         --    $         --    $         --

See accompanying notes to financial statements.


26
--------------------------------------------------------------------------------

                                                              Touchstone                                      Touchstone
                                                              Large Cap       Touchstone      Touchstone       Growth &
                                                                Growth       Enhanced 30      Value Plus        Income
                                                                 Fund            Fund            Fund            Fund

INVESTMENT INCOME (NOTE 1):
     Interest                                                $      1,599    $        795    $      1,522    $      7,814
     Dividends (a)                                                 17,087          89,388          52,525         385,754
--------------------------------------------------------------------------------------------------------------------------
          Total investment income                                  18,686          90,183          54,047         393,568
--------------------------------------------------------------------------------------------------------------------------
EXPENSES:
     Investment advisory fees (Note 3)                             32,331          34,622          26,228         134,110
     Custody                                                       25,501          27,053          25,954          31,332
     Administration fees                                            8,264           8,272           8,264           8,272
     Accounting and pricing fees                                    5,510           5,515           5,510           5,515
     Sponsor fees (Note 3)                                          8,621          10,653           6,994          33,528
     Professional fees                                              9,841           3,014           1,739           7,227
     Printing expense                                                 197             494             197           1,131
     Trustee fees (Note 3)                                          1,383             235             129           2,034
     Other expenses                                                 1,957           4,741           2,532          17,585
--------------------------------------------------------------------------------------------------------------------------
          Total expenses                                           93,605          94,599          77,547         240,734
          Fees waived and/or expenses reimbursed
            by the Advisor                                        (44,082)        (44,032)        (30,390)        (64,819)
          Waiver of Sponsor fees (Note 4)                          (8,621)        (10,653)         (6,994)        (33,528)
--------------------------------------------------------------------------------------------------------------------------
          Net expenses                                             40,902          39,914          40,163         142,387
--------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      (22,216)         50,269          13,884         251,181
--------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
     Net realized gain (loss) on investments                     (946,544)       (181,586)       (265,459)      1,386,364
     Net change in unrealized appreciation/
       depreciation on investments                             (1,374,843)     (1,038,571)       (864,214)     (2,062,391)
--------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS                               (2,321,387)     (1,220,157)     (1,129,673)       (676,027)
--------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                  $ (2,343,603)   $ (1,169,888)   $ (1,115,789)   $   (424,846)
--------------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign tax withholding of:                      $         --    $         --    $        135    $        712

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS continued

                                                                                                    Touchstone      Touchstone
                                                    Touchstone      Touchstone      Touchstone       Standby          Money
                                                     Balanced       High Yield         Bond           Income          Market
                                                       Fund            Fund            Fund            Fund            Fund

INVESTMENT INCOME (NOTE 1):
     Interest                                      $    278,075    $  1,072,621    $    976,685    $    394,737    $    114,073
     Dividends (a)                                      109,919          40,984              --              --              --
--------------------------------------------------------------------------------------------------------------------------------
          Total investment income                       387,994       1,113,605         976,685         394,737         114,073
--------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
     Investment advisory fees (Note 3)                  108,635          60,433          96,612          26,328          24,067
     Custody                                             30,393          28,863          23,617          16,595          26,336
     Administration fees                                  8,272           8,272           8,272           6,698           6,698
     Accounting and pricing fees                          5,515           5,515           5,515           4,466           4,466
     Sponsor fees (Note 3)                               27,159          21,784          35,132          21,063           9,627
     Professional fees                                    5,281           3,484           6,244           9,940           2,585
     Printing expense                                       949             197           1,178             197             197
     Trustee fees (Note 3)                                2,676             282           1,833           8,452           1,423
     Other expenses                                       8,888           8,096           8,325           5,383             107
--------------------------------------------------------------------------------------------------------------------------------
          Total expenses                                197,768         136,926         186,728          99,122          75,506
--------------------------------------------------------------------------------------------------------------------------------
          Fees waived and/or expenses reimbursed
            by the Advisor                              (48,467)        (27,828)        (19,811)        (25,417)        (36,980)
          Waiver of Sponsor fees (Note 4)               (27,159)        (21,784)        (35,132)        (21,063)         (9,627)
--------------------------------------------------------------------------------------------------------------------------------
          Net expenses                                  122,142          87,314         131,785          52,642          28,899
--------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                   265,852       1,026,291         844,900         342,095          85,174
--------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
     NET REALIZED GAIN (LOSS) ON:
          Investments                                   440,101        (236,528)        176,030        (227,954)             --
          Foreign currency                              (21,412)             --              --              --              --
--------------------------------------------------------------------------------------------------------------------------------
                                                        418,689        (236,528)        176,030        (227,954)             --
--------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation on:
          Investments                                (2,151,613)     (1,297,530)        (15,191)        229,546              --
          Foreign currency                             (345,293)             --              --              --              --
--------------------------------------------------------------------------------------------------------------------------------
                                                     (2,496,906)     (1,297,530)        (15,191)        229,546              --
--------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)              (2,078,217)     (1,534,058)        160,839           1,592              --
--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                        $ (1,812,365)   $   (507,767)   $  1,005,739    $    343,687    $     85,174
--------------------------------------------------------------------------------------------------------------------------------
(a)  Net of foreign tax withholding of:            $        669    $         --    $         --    $         --    $         --

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                  Touchstone                    Touchstone                    Touchstone
                                             International Equity             Emerging Growth                  Small Cap
                                                     Fund                          Fund                        Value Fund
                                          ---------------------------   ---------------------------   ---------------------------
                                            For the        For the        For the        For the        For the        For the
                                           Six Months        Year        Six Months        Year        Six Months        Year
                                             Ended          Ended          Ended          Ended          Ended          Ended
                                          June 30, 2002  December 31,   June 30, 2002  December 31,   June 30, 2002   December 31,
                                          (unaudited)        2001       (unaudited)        2001       (unaudited)        2001

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income (loss)         $     61,415   $     78,465   $   (161,248)  $   (257,371)  $    (14,562)  $    (33,156)
     Net realized gain (loss)               (1,407,399)    (9,122,277)     1,624,641      4,054,097     (2,659,468)       339,029
     Net change in unrealized
       appreciation/depreciation               428,855        735,879     (4,047,536)    (5,188,794)     1,476,396      1,269,864
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in net assets from operations               (917,129)    (8,307,933)    (2,584,143)    (1,392,068)    (1,197,634)     1,575,737
----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
     Net investment income                          --             --             --             --             --        (15,947)
     Realized capital gains                         --             --             --     (2,944,481)            --        (18,422)
----------------------------------------------------------------------------------------------------------------------------------
     Total dividends and distributions              --             --             --     (2,944,481)            --        (34,369)
----------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
     Proceeds from shares sold              13,033,309      7,640,742     13,406,085      7,341,770      1,241,039      1,104,811
     Reinvestment of dividends                      --             --             --      2,944,481             --         34,369
     Cost of shares redeemed               (13,931,567)   (15,893,266)   (15,402,838)   (11,761,932)      (783,428)    (2,564,459)
----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       from share transactions                (898,258)    (8,252,524)    (1,996,753)    (1,475,681)       457,611     (1,425,279)
----------------------------------------------------------------------------------------------------------------------------------
     Total increase (decrease)
       in net assets                        (1,815,387)   (16,560,457)    (4,580,896)    (5,812,230)      (740,023)       116,089
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of period                    16,225,700     32,786,157     36,305,228     42,117,458     10,576,754     10,460,665
----------------------------------------------------------------------------------------------------------------------------------
     End of period                        $ 14,410,313   $ 16,225,700   $ 31,724,332   $ 36,305,228   $  9,836,731   $ 10,576,754
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
     Paid-in capital                      $ 26,559,310   $ 27,457,568   $ 26,253,960   $ 28,250,713   $ 14,280,741   $ 13,823,130
     Undistributed (distributions in
       excess of) net investment income         46,675        (14,740)      (161,248)            --        (14,562)            --
     Accumulated net realized
       gain (loss) on investments          (11,698,619)   (10,291,220)     2,792,472      1,167,831     (3,477,668)      (818,200)
     Net unrealized appreciation
       (depreciation) on investments          (497,053)      (925,908)     2,839,148      6,886,684       (951,780)    (2,428,176)
----------------------------------------------------------------------------------------------------------------------------------
     Net assets applicable
       to shares outstanding              $ 14,410,313   $ 16,225,700   $ 31,724,332   $ 36,305,228   $  9,836,731   $ 10,576,754
----------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING (NOTE 1):
     Shares sold                             1,803,051        978,405        758,161        403,014        202,892        186,904
     Shares reinvested                              --             --             --        161,077             --          5,263
     Shares redeemed                        (1,921,898)    (1,880,941)      (868,519)      (645,388)      (129,843)      (397,356)
----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)                  (118,847)      (902,536)      (110,358)       (81,297)        73,049       (205,189)
     Beginning of period                     2,147,040      3,049,576      2,001,325      2,082,622      1,621,509      1,826,698
----------------------------------------------------------------------------------------------------------------------------------
     End of period                           2,028,193      2,147,040      1,890,967      2,001,325      1,694,558      1,621,509
----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS continued

                                                  Touchstone                    Touchstone                    Touchstone
                                                 Growth/Value                 Large Cap Growth                Enhanced 30
                                                     Fund                          Fund                        Value Fund
                                          ---------------------------   ---------------------------   ---------------------------
                                            For the        For the        For the        For the        For the        For the
                                           Six Months        Year        Six Months        Year        Six Months        Year
                                             Ended          Ended          Ended          Ended          Ended          Ended
                                          June 30, 2002  December 31,   June 30, 2002  December 31,   June 30, 2002   December 31,
                                           (unaudited)     2001 (a)      (unaudited)     2001 (a)      (unaudited)       2001

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income (loss)         $    (20,601)  $    (19,673)  $    (22,216)  $    (19,341)  $     50,269   $    104,549
     Net realized gain (loss)                 (159,927)      (475,816)      (946,544)      (925,124)      (181,586)      (223,117)
     Net change in unrealized
       appreciation/depreciation            (1,651,274)      (205,604)    (1,374,843)       109,664     (1,038,571)    (1,324,674)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in net assets from operations             (1,831,802)      (701,093)    (2,343,603)      (834,801)    (1,169,888)    (1,443,242)
----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
     Net investment income                          --             --             --             --             --       (104,807)
----------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
     Proceeds from shares sold               1,406,830      6,612,927        223,187     10,437,681        366,563        437,203
     Reinvestment of dividends                      --             --             --             --             --        104,807
     Cost of shares redeemed                  (506,282)      (118,823)      (231,116)       (20,518)      (449,485)      (675,212)
----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       from share transactions                 900,548      6,494,104         (7,929)    10,417,163        (82,922)      (133,202)
----------------------------------------------------------------------------------------------------------------------------------
     Total increase (decrease)
       in net assets                          (931,254)     5,793,011     (2,351,532)     9,582,362     (1,252,810)    (1,681,251)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of period                     5,793,011             --      9,582,362             --     11,019,877     12,701,128
----------------------------------------------------------------------------------------------------------------------------------
     End of period                        $  4,861,757   $  5,793,011   $  7,230,830   $  9,582,362   $  9,767,067   $ 11,019,877
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
     Paid-in capital                      $  7,374,979   $  6,474,431   $ 10,389,893   $ 10,397,822   $ 12,204,853   $ 12,287,775
     Undistributed (distributions in
       excess of) net investment income        (20,601)            --        (22,216)            --         50,274              5
     Accumulated net realized
       gain (loss) on investments             (635,743)      (475,816)    (1,871,668)      (925,124)      (733,555)      (551,969)
     Net unrealized appreciation
       (depreciation) on investments        (1,856,878)      (205,604)    (1,265,179)       109,664     (1,754,505)      (715,934)
----------------------------------------------------------------------------------------------------------------------------------
     Net assets applicable
       to shares outstanding              $  4,861,757   $  5,793,011   $  7,230,830   $  9,582,362   $  9,767,067   $ 11,019,877
----------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING (NOTE 1):
     Shares sold                               186,493        683,237         30,466      1,068,342         43,382         46,952
     Shares reinvested                              --             --             --             --             --         11,606
     Shares redeemed                           (73,168)       (13,564)       (32,026)        (2,259)       (52,421)       (72,926)
----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)                   113,325        669,673         (1,560)     1,066,083         (9,039)       (14,368)
     Beginning of period                       669,673             --      1,066,083             --      1,233,342      1,247,710
----------------------------------------------------------------------------------------------------------------------------------
     End of period                             782,998        669,673      1,064,523      1,066,083      1,224,303      1,233,342
----------------------------------------------------------------------------------------------------------------------------------

(a)  The Fund commenced operations on May 1, 2001.

See accompanying notes to financial statements.

                                                  Touchstone                    Touchstone                    Touchstone
                                                  Value Plus                  Growth & Income                  Balanced
                                                     Fund                          Fund                        Value Fund
                                          ---------------------------   ---------------------------   ---------------------------
                                            For the        For the        For the        For the        For the        For the
                                           Six Months        Year        Six Months        Year        Six Months        Year
                                             Ended          Ended          Ended          Ended          Ended          Ended
                                          June 30, 2002  December 31,   June 30, 2002  December 31,   June 30, 2002   December 31,
                                          (unaudited)        2001       (unaudited)        2001       (unaudited)        2001

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income                $     13,884   $     29,268   $    251,181   $    485,688   $    265,852   $    827,227
     Net realized gain (loss)                 (265,459)        12,448      1,386,364      1,126,944        418,689        452,765
     Net change in unrealized
       appreciation/depreciation              (864,214)      (136,067)    (2,062,391)    (3,862,234)    (2,496,906)      (491,414)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in net assets from operations             (1,115,789)       (94,351)      (424,846)    (2,249,602)    (1,812,365)       788,578
----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
     Net investment income                          --             --             --       (732,234)            --       (867,214)
     Realized capital gains                         --        (79,697)            --     (1,644,765)            --       (409,980)
----------------------------------------------------------------------------------------------------------------------------------
     Total dividends and distributions              --        (79,697)            --     (2,376,999)            --     (1,277,194)
----------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
     Proceeds from shares sold               1,064,971      2,570,381        483,328        984,873      1,720,991      3,114,794
     Reinvestment of dividends                      --         79,697             --      2,376,999             --      1,277,194
     Cost of shares redeemed                (1,270,884)    (2,093,897)    (3,149,700)   (21,946,881)    (2,763,247)    (9,439,476)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  from share transactions                     (205,913)       556,181     (2,666,372)   (18,585,009)    (1,042,256)    (5,047,488)
----------------------------------------------------------------------------------------------------------------------------------
     Total increase (decrease)
       in net assets                        (1,321,702)       382,133     (3,091,218)   (23,211,610)    (2,854,621)    (5,536,104)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of period                     7,174,977      6,792,844     34,123,411     57,335,021     28,227,089     33,763,193
----------------------------------------------------------------------------------------------------------------------------------
     End of period                        $  5,853,275   $  7,174,977   $ 31,032,193   $ 34,123,411   $ 25,372,468   $ 28,227,089
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
     Paid-in capital                      $  6,866,173   $  7,072,086   $ 28,238,651   $ 30,905,023   $ 25,974,341   $ 27,016,597
     Undistributed net investment
       income                                   43,152         29,268        736,846        485,665        290,388         24,536
     Accumulated net realized gain
       (loss) on investments                  (313,435)       (47,976)     2,226,236        839,872        306,127       (112,562)
     Net unrealized appreciation
       (depreciation) on investments          (742,615)       121,599       (169,540)     1,892,851     (1,198,388)     1,298,518
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable
  to shares outstanding                   $  5,853,275   $  7,174,977   $ 31,032,193   $ 34,123,411   $ 25,372,468   $ 28,227,089
----------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING (NOTE 1):
     Shares sold                               105,767        242,690         46,991         89,615        125,049        217,294
     Shares reinvested                              --          7,605             --        237,226             --         91,359
     Shares redeemed                          (130,423)      (200,654)      (311,005)    (1,980,821)      (202,405)      (657,779)
----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)                   (24,656)        49,641       (264,014)    (1,653,980)       (77,356)      (349,126)
     Beginning of period                       689,598        639,957      3,436,594      5,090,574      2,022,019      2,371,145
----------------------------------------------------------------------------------------------------------------------------------
End of period                                  664,942        689,598      3,172,580      3,436,594      1,944,663      2,022,019
----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                                              31
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS continued

                                                  Touchstone                    Touchstone
                                                  High Yield                       Bond
                                                     Fund                          Fund
                                          ---------------------------   ----------------------------
                                            For the        For the        For the        For the
                                           Six Months        Year        Six Months        Year
                                             Ended          Ended          Ended          Ended
                                         June 30, 2002   December 31,  June 30, 2002   December 31,
                                          (unaudited)        2001       (unaudited)        2001

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income                $  1,026,291   $  1,691,285   $    844,900   $  1,895,125
     Net realized gain (loss)                 (236,528)         6,908        176,030        625,777
     Net change in unrealized
       appreciation/depreciation            (1,297,530)      (567,540)       (15,191)         8,812
----------------------------------------------------------------------------------------------------
     Net increase (decrease) in net
       assets resulting from operations       (507,767)     1,130,653      1,005,739      2,529,714
----------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
     Net investment income                          --     (1,728,333)            --     (2,116,586)
----------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
     Proceeds from shares sold              14,120,766     16,535,531      3,158,521      3,011,471
     Reinvestment of dividends                      --      1,728,333             --      2,116,586
     Cost of shares redeemed                (5,363,499)   (15,390,289)    (2,089,765)    (3,701,064)
----------------------------------------------------------------------------------------------------
     Net increase from share
       transactions                          8,757,267      2,873,575      1,068,756      1,426,993
----------------------------------------------------------------------------------------------------
     Total increase in net assets            8,249,500      2,275,895      2,074,495      1,840,121
----------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of period                    18,024,205     15,748,310     34,837,942     32,997,821
----------------------------------------------------------------------------------------------------
     End of period                        $ 26,273,705   $ 18,024,205   $ 36,912,437   $ 34,837,942
----------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
     Paid-in capital                      $ 31,191,036   $ 22,433,769   $ 34,733,597   $ 33,664,841
     Undistributed (distributions in
       excess of) net investment income        957,766        (68,525)     2,767,222      1,922,322
     Accumulated net realized
       loss on investments                  (2,155,504)    (1,918,976)      (854,857)    (1,030,887)
     Net unrealized appreciation
       (depreciation) on investments        (3,719,593)    (2,422,063)       266,475        281,666
----------------------------------------------------------------------------------------------------
     Net assets applicable
       to shares outstanding              $ 26,273,705   $ 18,024,205   $ 36,912,437   $ 34,837,942
----------------------------------------------------------------------------------------------------
SHARES OUTSTANDING (NOTE 1):
     Shares sold                             1,811,282      2,040,469        298,639        277,911
     Shares reinvested                              --        231,991             --        204,897
     Shares redeemed                          (697,545)    (1,897,036)      (197,683)      (345,158)
----------------------------------------------------------------------------------------------------
     Net increase                            1,113,737        375,424        100,956        137,650
     Beginning of period                     2,413,893      2,038,469      3,356,409      3,218,759
----------------------------------------------------------------------------------------------------
     End of period                           3,527,630      2,413,893      3,457,365      3,356,409
----------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                                                  Touchstone                    Touchstone
                                                Standby Income                 Money Market
                                                     Fund                          Fund
                                          ---------------------------   ---------------------------
                                            For the        For the        For the        For the
                                           Six Months        Year        Six Months        Year
                                             Ended          Ended          Ended          Ended
                                         June 30, 2002   December 31,  June 30, 2002   December 31,
                                          (unaudited)        2001       (unaudited)      2001 (a)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income                $    342,095   $  1,034,181   $     85,174   $    122,313
     Net realized gain (loss)                 (227,954)         4,071             --            779
     Net change in unrealized
       appreciation/depreciation               229,546       (105,112)            --             --
----------------------------------------------------------------------------------------------------
     Net increase in net assets
       resulting from operations               343,687        933,140         85,174        123,092
----------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
     Net investment income                    (332,767)    (1,141,665)       (85,385)      (122,313)
     Realized capital gains                         --             --             --           (779)
----------------------------------------------------------------------------------------------------
     Total dividends and distributions        (332,767)    (1,141,665)       (85,385)      (123,092)
----------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
     Proceeds from shares sold               1,986,091     12,349,989     77,472,155     30,349,128
     Reinvestment of dividends                 332,767      1,269,145         85,385        123,092
     Cost of shares redeemed                (5,424,369)   (13,358,236)   (78,401,030)   (20,172,139)
----------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       share transactions                   (3,105,511)       260,898       (843,490)    10,300,081
----------------------------------------------------------------------------------------------------
     Total increase (decrease) in
       net assets                           (3,094,591)        52,373       (843,701)    10,300,081
----------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of period                    22,780,725     22,728,352     10,300,081             --
----------------------------------------------------------------------------------------------------
     End of period                        $ 19,686,134   $ 22,780,725   $  9,456,380   $ 10,300,081
----------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
     Paid-in capital                      $ 20,173,699   $ 23,279,210   $  9,456,591   $ 10,300,081
     Undistributed (distributions in
       excess of) net investment income        (51,602)       (60,930)          (211)            --
     Accumulated net realized loss
       on investments                         (510,245)      (282,291)            --             --
     Net unrealized appreciation
       (depreciation) on investments            74,282       (155,264)            --             --
----------------------------------------------------------------------------------------------------
Net assets applicable
  to shares outstanding                   $ 19,686,134   $ 22,780,725   $  9,456,380   $ 10,300,081
----------------------------------------------------------------------------------------------------
SHARES OUTSTANDING (NOTE 1):
     Shares sold                               201,688      1,246,113     77,472,155     30,349,128
     Shares reinvested                          33,820        128,409         85,385        123,092
     Shares redeemed                          (551,322)    (1,355,421)   (78,401,030)   (20,172,139)
----------------------------------------------------------------------------------------------------
     Net increase (decrease)                  (315,814)        19,101       (843,490)    10,300,081
     Beginning of period                     2,313,784      2,294,683     10,300,081             --
----------------------------------------------------------------------------------------------------
     End of period                           1,997,970      2,313,784      9,456,591     10,300,081
----------------------------------------------------------------------------------------------------

(a)  The Fund commenced operations on May 1, 2001.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share outstanding:

                                                                               Touchstone
                                                                          International Equity
                                                                                  Fund
                                             -----------------------------------------------------------------------------
                                             For the
                                            Six Months       For the      For the      For the      For the      For the
                                              Ended            Year         Year         Year         Year         Year
                                             June 30,         Ended        Ended        Ended        Ended        Ended
                                               2002          December     December     December     December     December
                                           (unaudited)       31, 2001     31, 2000     31, 1999     31, 1998     31, 1997

NET ASSET VALUE, BEGINNING OF PERIOD         $   7.56        $  10.75     $  17.54     $  13.96     $  12.01     $  11.07
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.03            0.03         0.02         0.06         0.06         0.07
Net realized and unrealized gain
  (loss) on investments                         (0.48)          (3.22)       (3.39)        5.00         2.37         1.56
--------------------------------------------------------------------------------------------------------------------------
          Total from investment operations      (0.45)          (3.19)       (3.37)        5.06         2.43         1.63
--------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
     Net investment income                         --              --        (0.12)       (0.07)       (0.10)       (0.05)
     In excess of net investment income            --              --           --           --           --           --
     Realized capital gains                        --              --        (3.30)       (1.41)       (0.38)       (0.64)
--------------------------------------------------------------------------------------------------------------------------
     Total dividends and distributions             --              --        (3.42)       (1.48)       (0.48)       (0.69)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $   7.11        $   7.56     $  10.75     $  17.54     $  13.96     $  12.01
--------------------------------------------------------------------------------------------------------------------------
Total return (b)                                (5.95)%(c)     (29.67)%     (18.90)%      36.47%       20.21%       14.76%
--------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)           $ 14,410        $ 16,226     $ 32,786     $ 40,663     $ 33,813     $ 19,703
Ratios to average net assets:
     Net expenses                                1.25%(d)        1.25%        1.25%        1.25%        1.25%        1.25%
     Net investment income (loss)                1.49%(d)        0.36%       (0.02)%       0.37%        0.49%        0.71%
     Expenses, without waiver
       and reimbursement                         2.85%(d)        2.21%        1.74%        1.84%        1.95%        3.19%
Portfolio turnover                                282%(d)         160%         121%         156%         141%         149%
--------------------------------------------------------------------------------------------------------------------------

(a)  The Fund commenced operations on May 1, 1999.
(b) Total returns would have been lower had certain expenses not been reimbursed or waived during the periods shown. (Note 4)
(c)  Not annualized.
(d)  Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                                           Touchstone
                                        Emerging Growth
                                              Fund
---------------------------------------------------------------------------------------------
 For the
Six Months          For the         For the         For the         For the         For the
  Ended               Year            Year            Year            Year            Year
 June 30,            Ended           Ended           Ended           Ended           Ended
   2002             December        December        December        December        December
(unaudited)         31, 2001        31, 2000        31, 1999        31, 1998        31, 1997

$    18.14         $    20.22      $    19.23      $    15.33      $    15.40      $    12.20
----------------------------------------------------------------------------------------------
     (0.09)             (0.13)          (0.05)          (0.05)           0.02            0.03
     (1.27)             (0.39)           5.71            7.13            0.46            4.06
----------------------------------------------------------------------------------------------
     (1.36)             (0.52)           5.66            7.08            0.48            4.09
----------------------------------------------------------------------------------------------
        --                 --              --              --           (0.03)          (0.03)
        --              (1.56)          (4.67)          (3.18)          (0.52)          (0.86)
----------------------------------------------------------------------------------------------
        --              (1.56)          (4.67)          (3.18)          (0.55)          (0.89)
----------------------------------------------------------------------------------------------
$    16.78         $    18.14      $    20.22      $    19.23      $    15.33      $    15.40
----------------------------------------------------------------------------------------------
(7.50)%(c)              (2.62)%        (29.62)%         46.75%           3.28%          33.67%

$   31,724         $   36,305      $   42,117      $   36,879      $   31,264      $   19,417

      1.15%(d)           1.15%           1.12%           1.15%           1.15%           1.15%
      0.93%(d)          (0.72)%         (0.24)%         (0.34)%          0.14%           0.27%
      1.36%(d)           1.36%           1.32%           1.42%           1.49%           2.19%
        74%(d)             85%             77%             89%             66%             88%


                           Touchstone
                         Small Cap Value
                              Fund
-------------------------------------------------------------
 For the
Six Months          For the         For the         For the
  Ended               Year            Year            Year
 June 30,            Ended           Ended           Ended
   2002             December        December        December
(unaudited)         31, 2001        31, 2000        31, 1999

$     6.52         $     5.73      $    11.79      $    10.00
-----------------------------------------------------------------
     (0.04)             (0.02)          (0.05)          (0.03)
     (0.68)              0.83           (2.38)           1.82
-----------------------------------------------------------------
     (0.72)              0.81           (2.43)           1.79
-----------------------------------------------------------------

        --              (0.01)             --              --
        --              (0.01)          (3.63)             --
        --              (0.02)          (3.63)             --
-----------------------------------------------------------------
$     5.80         $     6.52      $     5.73      $    11.79
-----------------------------------------------------------------
(11.04)%(c)             14.16%         (19.70)%         17.90%(c)

$    9,837         $   10,577      $   10,461      $   12,070

      1.00%(d)           1.00%           1.00%           1.00%(d)
(0.28)%(d)              (0.33)%         (0.71)%    (0.48)%(d)
      1.95%(d)           2.16%           1.85%           2.03%(d)
       260%(d)            192%            217%             86%

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS continued

Selected data for a share outstanding:

                                           Touchstone         Touchstone         Touchstone         Touchstone
                                          Growth/Value     Large Cap Value      Enhanced 30         Value Plus
                                              Fund               Fund               Fund               Fund

NET ASSET VALUE, BEGINNING OF PERIOD       $     8.65         $    10.00         $     8.99         $    10.00
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    (0.05)             (0.03)             (0.04)             (0.02)
Net realized and unrealized gain
  (loss) on investments                         (2.39)             (1.32)             (2.16)             (0.99)
-------------------------------------------------------------------------------------------------------------------
     Total from investment operations           (2.44)             (1.35)             (2.20)             (1.01)
-------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
     Net investment income                         --                 --                 --                 --
     In excess of net investment income            --                 --                 --                 --
     Realized capital gains                        --                 --                 --                 --
-------------------------------------------------------------------------------------------------------------------
     Total dividends and distributions             --                 --                 --                 --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $     6.21         $     8.65         $     6.79         $     8.99
-------------------------------------------------------------------------------------------------------------------
Total return (d)                               (28.20)%(e)        (13.50)%(e)        (24.47)%(e)        (10.10)%(e)

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)         $    4,862         $    5,793         $    7,863         $    9,582
Ratios to average net assets:
     Net expenses                                1.10%(f)           1.10%(f)           0.95%(f)           0.95%(f)
     Net investment income (loss)               (0.74)%(f)         (0.57)%(f)         (0.52)%(f)         (0.37)%(f)
     Expenses, without waiver and
       reimbursement                             2.82%(f)           3.00%(f)           2.17%(f)           2.28%(f)
Portfolio turnover                                 37%(f)             36%                81%(f)             44%
-------------------------------------------------------------------------------------------------------------------

(a)  The Fund commenced operations on May 1, 2001.
(b)  The Fund commenced operations on May 1, 1999.
(c)  The Fund commenced operations on May 1, 1998.
(d) Total returns would have been lower had certain expenses not been reimbursed or waived during the periods shown. (Note 4)
(e)  Not annualized.
(f)  Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                           Touchstone
                           Enhanced 30
                              Fund
-----------------------------------------------------------------
 For the
Six Months          For the         For the         For the
  Ended               Year            Year            Year
 June 30,            Ended           Ended           Ended
   2002             December        December        December
(unaudited)         31, 2001        31, 2000      31, 1999(b)

$     8.93         $    10.18      $    10.55      $    10.00
-----------------------------------------------------------------
      0.04               0.09            0.06            0.05
     (0.99)             (1.25)          (0.37)           0.55
-----------------------------------------------------------------
     (0.95)             (1.16)          (0.31)           0.60
-----------------------------------------------------------------
        --              (0.09)          (0.06)          (0.05)
        --                 --              --              --
        --                 --              --              --
-----------------------------------------------------------------
        --              (0.09)          (0.06)          (0.05)
-----------------------------------------------------------------
$     7.98         $     8.93      $    10.18      $    10.55
-----------------------------------------------------------------
    (10.64)%(e)        (11.45)%         (3.00)%          5.99%(e)

$    9,767         $   11,020      $   12,701      $   13,532

      0.75%(f)           0.75%           0.75%           0.75%(f)
      0.94%(f)           0.90%           0.58%           0.83%(f)
      1.78%(f)           1.79%           1.67%           1.77%(f)
        28%(f)              6%             27%              9%

                                   Touchstone
                                   Value Plus
                                      Fund
---------------------------------------------------------------------------------
 For the
Six Months          For the         For the         For the         For the
  Ended               Year            Year            Year            Year
 June 30,            Ended           Ended           Ended           Ended
   2002             December        December        December        December
(unaudited)         31, 2001        31, 2000        31, 1999        31, 1998
$    10.40         $    10.61      $    11.22      $    10.18      $    10.00
---------------------------------------------------------------------------------

      0.02               0.04            0.06            0.03            0.03
     (1.62)             (0.13)           0.24            1.49            0.18
---------------------------------------------------------------------------------
     (1.60)             (0.09)           0.30            1.52            0.21
---------------------------------------------------------------------------------
        --                 --           (0.06)          (0.03)          (0.03)
        --                 --              --              --              --
        --              (0.12)          (0.85)          (0.45)             --
---------------------------------------------------------------------------------
        --              (0.12)          (0.91)          (0.48)          (0.03)
---------------------------------------------------------------------------------
$     8.80         $    10.40      $    10.61      $    11.22      $    10.18
---------------------------------------------------------------------------------
(15.38)%(e)             (0.88)%          2.60%          15.02%           2.11%(e)

$    5,853         $    7,175      $    6,793      $    7,171      $    3,168

      1.15%(f)           1.15%           1.15%           1.15%           1.15%(f)
      0.40%(f)           0.43%           0.49%           0.26%           0.65%(f)
      2.22%(f)           2.24%           2.16%           2.37%           7.49%(f)
        68%(f)             50%             55%            101%            100%
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS continued

Selected data for a share outstanding:

                                                                                 Touchstone
                                                                              Growth & Income
                                                                                    Fund
                                           --------------------------------------------------------------------
                                            For the
                                           Six Months          For the            For the            For the
                                             Ended               Year               Year               Year
                                            June 30,            Ended              Ended              Ended
                                              2002             December           December           December
                                          (unaudited)          31, 2001           31, 2000         31, 1999(a)
NET ASSET VALUE, BEGINNING OF PERIOD       $     9.93         $    11.26         $    10.71         $    10.46
---------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.09               0.23               0.19               0.23
Net realized and unrealized gain
  (loss) on investments                         (0.24)             (0.82)              1.11               0.02
---------------------------------------------------------------------------------------------------------------
          Total from investment operations      (0.15)             (0.59)              1.30               0.25
---------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
     Net investment income                         --              (0.23)             (0.23)                --
     In excess of net investment income            --                 --                 --                 --
---------------------------------------------------------------------------------------------------------------
     Realized capital gains                        --              (0.51)             (0.52)                --
---------------------------------------------------------------------------------------------------------------
     Total dividends and distributions             --              (0.74)             (0.75)                --
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $     9.78         $     9.93         $    11.26         $    10.71
---------------------------------------------------------------------------------------------------------------
Total return (d)                                (1.51)%(e)         (5.28)%            12.20%              2.39%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)         $   31,032         $   34,123         $   57,335         $   64,779
Ratios to average net assets:
     Net expenses                                0.85%(f)           0.85%              0.85%              0.85%
     Net investment income (loss)                1.50%(f)           1.13%              1.30%              1.49%
     Expenses, without waiver
       and reimbursement                         1.44%(f)           1.36%              1.29%              1.28%
Portfolio turnover                                 62%(f)            149%                88%                65%
---------------------------------------------------------------------------------------------------------------

(a)  The Fund commenced operations on January 1, 1999.
(b) The Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing debt securities using the daily, effective yield method. The effect of the change for the year ended December 31, 2001, for the Touchstone Balanced Fund and the Touchstone High Yield Fund was a decrease in net investment income of $.013 and $.014, respectively, and increase in net realized and unrealized gains and losses of $.013 and $.014, respectively, and a decrease in the ratio of net investment income from 2.78% and 9.78%, to 2.69% and 9.59%, respectively. The periods prior to 1/1/2001 have not been restated to reflect the change in presentation.
(c)  The Fund commenced operations on May 1, 1999.
(d) Total returns would have been lower had certain expenses not been reimbursed or waived during the periods shown. (Note 4)
(e)  Not annualized.
(f)  Annualized.

--------------------------------------------------------------------------------

                                           Touchstone
                                            Balanced
                                              Fund
----------------------------------------------------------------------------------------------
 For the
Six Months          For the         For the         For the         For the         For the
  Ended               Year            Year            Year            Year            Year
 June 30,            Ended           Ended           Ended           Ended           Ended
   2002             December        December        December        December        December
(unaudited)       31, 2001(b)       31, 2000        31, 1999        31, 1998        31, 1997
$    13.96         $    14.24      $    13.80      $    13.96      $    13.99      $    12.84
----------------------------------------------------------------------------------------------

      0.14               0.38            0.50            0.43            0.35            0.31
     (1.05)                --            1.25            0.90            0.40            2.05
----------------------------------------------------------------------------------------------
     (0.91)              0.38            1.75            1.33            0.75            2.36
----------------------------------------------------------------------------------------------

        --              (0.38)          (0.52)          (0.43)          (0.37)          (0.32)
        --              (0.07)             --              --              --              --
        --              (0.21)          (0.79)          (1.06)          (0.41)          (0.89)
----------------------------------------------------------------------------------------------
        --              (0.66)          (1.31)          (1.49)          (0.78)          (1.21)
----------------------------------------------------------------------------------------------
$    13.05         $    13.96      $    14.24      $    13.80      $    13.96      $    13.99
----------------------------------------------------------------------------------------------
     (6.52)%(e)          2.67%          12.70%           9.62%           5.44%          18.61%

$   25,372         $   28,227      $   33,763      $   36,716      $   41,250      $   22,287

      0.90%(f)           0.90%           0.92%           0.90%           0.90%           0.90%
      1.96%(f)           2.69%           3.20%           2.55%           2.67%           2.61%
      1.46%(f)           1.43%           1.39%           1.35%           1.37%           2.04%
        93%(f)             59%             54%             73%             51%             86%
----------------------------------------------------------------------------------------------


                           Touchstone
                           High Yield
                              Fund
-----------------------------------------------------------------
 For the
Six Months          For the         For the         For the
  Ended               Year            Year            Year
 June 30,            Ended           Ended           Ended
   2002             December        December        December
(unaudited)       31, 2001(b)       31, 2000       31, 1999(c)

$     7.47         $     7.73      $     8.61      $    10.00
-----------------------------------------------------------------

      0.30               0.78            0.82            0.58
     (0.32)             (0.25)          (0.88)          (1.39)
-----------------------------------------------------------------
     (0.02)              0.53           (0.06)          (0.81)
-----------------------------------------------------------------

        --              (0.78)          (0.82)          (0.58)
        --              (0.01)             --              --
        --                 --              --              --
-----------------------------------------------------------------
        --              (0.79)          (0.82)          (0.58)
-----------------------------------------------------------------
$     7.45         $     7.47      $     7.73      $     8.61
-----------------------------------------------------------------
(0.27)%(e)               6.93%          (0.70)%    (8.11)%(e)

$   26,274         $   18,024      $   15,748      $   14,916

      0.80%(f)           0.80%           0.80%           0.80%(f)
      9.39%(f)           9.59%           9.82%           9.41%(f)
      1.25%(f)           1.45%           1.50%           1.53%(f)
        62%(f)             25%             62%             42%
-----------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS continued

Selected data for a share outstanding:

                                                                        Touchstone
                                                                           Bond
                                                                           Fund
                                           ---------------------------------------------------------------------
                                            For the
                                           Six Months          For the            For the            For the
                                             Ended               Year               Year               Year
                                            June 30,            Ended              Ended              Ended
                                              2002             December           December           December
                                           (unaudited)        31, 2001(a)         31, 2000         31, 1999(c)
NET ASSET VALUE, BEGINNING OF PERIOD       $    10.38         $    10.25         $     9.98         $    10.20
----------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.23               0.60               0.74               0.76
Net realized and unrealized gain
  (loss) on investments                          0.07               0.20               0.18              (0.89)
----------------------------------------------------------------------------------------------------------------
          Total from investment operations       0.30               0.80               0.92              (0.13)
----------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
     Net investment income                         --              (0.67)             (0.65)             (0.09)
     In excess of net investment income            --                 --                 --                 --
     Realized capital gains                        --                 --                 --                 --
----------------------------------------------------------------------------------------------------------------
     Total dividends and distributions             --              (0.67)             (0.65)             (0.09)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $    10.68         $    10.38         $    10.25         $     9.98
----------------------------------------------------------------------------------------------------------------
Total return (f)                                 2.89%(g)           7.85%              9.20%             (1.28)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)         $   36,912         $   34,838         $   32,998         $   34,700
Ratios to average net assets:
     Net expenses                                0.75%(h)           0.75%              0.75%              0.75%
     Net investment income (loss)                5.19%(h)           5.59%              6.36%              6.04%
     Expenses, without waiver
       and reimbursement                         1.06%(h)           1.09%              1.09%              1.07%
Portfolio turnover                                106%(h)             92%               123%                45%
----------------------------------------------------------------------------------------------------------------

(a) The Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing debt securities using the daily, effective yield method. The effect of the change for the year ended December 31, 2001, for the Touchstone Bond Fund and the Touchstone Standby Income Fund was a decrease in net investment income of $.013 and $.016, respectively, and increase in net realized and unrealized gains and losses of $.013 and $.016, respectively, and a decrease in the ratio of net investment income from 5.72% and 4.77%, to 5.59% and 4.62%, respectively. The periods prior to 1/1/2001 have not been restated to reflect the change in presentation.
(b)  The Fund commenced operations on January 1, 1999.
(c)  The Fund commenced operations on May 1, 2001.
(d)  Calculated using average shares outstanding throughout period.
(e)  Less than $0.01 per share.
(f) Total returns would have been lower had certain expenses not been reimbursed or waived during the periods shown. (Note 4)
(g)  Not annualized.
(h)  Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                                           Touchstone
                                         Standby Income
                                              Fund
----------------------------------------------------------------------------------------------
 For the
Six Months          For the         For the         For the         For the         For the
  Ended               Year            Year            Year            Year            Year
 June 30,            Ended           Ended           Ended           Ended           Ended
   2002             December        December        December        December        December
(unaudited)       31, 2001(a)       31, 2000        31, 1999        31, 1998        31, 1997
$     9.85         $     9.90      $     9.92      $    10.01      $    10.00      $    10.01
----------------------------------------------------------------------------------------------

      0.15               0.45(d)         0.52            0.56            0.55            0.54
        --                 --           (0.02)          (0.09)           0.01           (0.01)
----------------------------------------------------------------------------------------------
      0.15               0.45            0.50            0.47            0.56            0.53
----------------------------------------------------------------------------------------------

     (0.15)             (0.45)          (0.52)          (0.56)          (0.55)          (0.54)
        --              (0.05)             --              --              --              --
        --                 --              --              --              --              --
----------------------------------------------------------------------------------------------
     (0.15)             (0.50)          (0.52)          (0.56)          (0.55)          (0.54)
----------------------------------------------------------------------------------------------
$     9.85         $     9.85      $     9.90      $     9.92      $    10.01      $    10.00
----------------------------------------------------------------------------------------------
      1.57%(g)           4.69%           5.20%           4.86%           5.71%           5.41%

$   19,686         $   22,781      $   22,728      $   29,479      $   26,450      $   17,562

      0.50%(h)           0.50%           0.50%           0.50%           0.50%           0.50%
      3.83%(h)           4.62%           6.32%           5.65%           5.47%           5.42%
      0.94%(h)           0.96%           0.87%           0.87%           0.95%           1.48%
        47%(h)             22%             77%             56%            328%            251%
----------------------------------------------------------------------------------------------


         Touchstone
         Money Market
            Fund
---------------------------------
 For the
Six Months          For the
  Ended               Year
 June 30,            Ended
   2002             December
(unaudited)       31, 2001(a)

$     1.00         $     1.00
---------------------------------

      0.01               0.02(d)
        --               0.00(e)
---------------------------------
      0.01               0.02
---------------------------------

     (0.01)             (0.02)
        --                 --
        --              (0.00)(e)
---------------------------------
     (0.01)             (0.02)
---------------------------------
$     1.00         $     1.00
---------------------------------
      1.79%(h)           2.09%(g)

$    9,451         $   10,300

      0.60%(h)           0.60%(h)
      1.76%(h)           2.95%(h)
      1.56%(h)           2.31%(h)
      0.00%              0.00%
---------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

Touchstone Variable Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, and was organized as a Massachusetts business trust on February 7, 1994. The Trust consists of thirteen Funds: Touchstone International Equity Fund, Touchstone Emerging Growth Fund, Touchstone Small Cap Value Fund, Touchstone Growth/Value Fund, Touchstone Large Cap Growth Fund (formerly the Touchstone Equity Fund), Touchstone Enhanced 30 Fund, Touchstone Value Plus Fund, Touchstone Growth & Income Fund, Touchstone Balanced Fund, Touchstone High Yield Fund, Touchstone Bond Fund, Touchstone Standby Income Fund and Touchstone Money Market Fund (collectively, the "Funds"). The Touchstone Growth/Value Fund, Touchstone Large Cap Growth Fund, and the Touchstone Money Market Fund commenced operations on May 1, 2001.

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest. Shares of beneficial interest of each Fund are available as a funding vehicle for the separate accounts of life insurance companies issuing variable annuity and variable life insurance policies. As of June 30, 2002, outstanding shares were issued to separate accounts of Western-Southern Life Assurance Company, Integrity Life Insurance Company, and Columbus Life Insurance Company, which are all part of the Western & Southern Financial Group ("Western-Southern"), and 100% of the outstanding shares of the Trust were collectively owned by affiliates of Western-Southern.

The accounting policies of the Trust are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from these estimates.

INVESTMENT VALUATION. Securities for which market quotations are readily available are valued at the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in good faith under consistently applied procedures in accordance with procedures established by the Board of Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.

FOREIGN CURRENCY VALUE TRANSLATION. The accounting records of the Funds are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward currency contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the statements of operations from the effects of changes in market prices of these securities, but are included with the net realized and unrealized gain or loss on investments.

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date has passed are recorded as soon as the Trust is informed of the ex-dividend date. Interest income, which includes the amortization of premium and accretion of discount, if any, is recorded on an accrual basis. Dividend and interest income is recorded net of foreign taxes where recovery of such taxes is not assured. dividends and distributions. Income dividends to shareholders for all Funds in the Trust, except the Touchstone Standby Income Fund, Touchstone Large Cap Growth Fund and Touchstone Money Market Fund, are recorded by each Fund annually. The Touchstone Large Cap Growth Fund will declare and pay dividends quarterly. The Touchstone Standby Income Fund and Touchstone Money Market Fund will declare dividends daily and pay dividends monthly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences, which may result in distribution reclassifications, are primarily due to passive foreign investment companies (PFIC), foreign currency transactions, losses deferred due to wash sales, and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated net realized gains and losses may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

FEDERAL TAXES. Each Fund of the Trust is treated as a separate entity for federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for a federal income tax is necessary.

WRITTEN OPTIONS. Each Fund may enter into written option agreements. The premium received for a written option is recorded as an asset with an equivalent liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS continued

FORWARD FOREIGN CURRENCY AND SPOT CONTRACTS. Each Fund may enter into forward foreign currency and spot contracts to protect securities and related receivables and payables against fluctuations in foreign currency rates. A forward foreign currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate.

Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the Trustees of the Trust and the change in the market value is recorded by the Funds as unrealized appreciation or depreciation of forward foreign currency contracts. As of June 30, 2002, the following Funds had the following open forward foreign currency and spot contracts:






                                                                            Unrealized
                                 Contracts To      In Exchange             Appreciation/
Fund Name         Maturity      Deliver/Receive        For        Value   (Depreciation)
----------------------------------------------------------------------------------------
Touchstone
Balanced Fund
Sales             08/19/02    GBP         117,800    $170,810    $178,971    $ (8,162)
----------------------------------------------------------------------------------------
                  09/18/02    ZAR         212,702      20,234      20,202          32
----------------------------------------------------------------------------------------
                                                                              $(8,130)
----------------------------------------------------------------------------------------
GBP -- Great Britain Pound
ZAR -- South African Rand

Touchstone
International
Equity Fund
Purchases         07/01/02    EUR           5,965    $  5,851    $  5,891    $     40
----------------------------------------------------------------------------------------
                  07/15/02    JPY      20,297,000    $162,964    $169,462    $ (6,499)
----------------------------------------------------------------------------------------
                  07/22/02    JPY      18,150,000    $145,778    $151,596    $ (5,818)
----------------------------------------------------------------------------------------
                  08/13/02    JPY      17,858,000    $143,599    $149,335    $ (5,735)
----------------------------------------------------------------------------------------
                  08/28/02    JPY       3,643,000    $30,545     $ 30,488    $     57
----------------------------------------------------------------------------------------
Sales             07/01/02    EUR          12,368    $ 12,132    $ 12,215    $    (83)
----------------------------------------------------------------------------------------
                                                                             $(18,038)
----------------------------------------------------------------------------------------

JPY -- Japanese Yen
EUR -- Euro Dollar

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. Each Fund may enter into repurchase agreements with banks or lenders meeting the creditworthiness standards established by the Board of Trustees. The Fund, through its custodian, receives as collateral, delivery of the underlying securities, whose market value is required to be at least 102% of the resale price at the time of purchase. The resale price reflects the purchase price plus an agreed upon rate of interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

SECURITIES TRANSACTIONS. Securities transactions are recorded on a trade date basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

EXPENSES. Expenses incurred by the Trust with respect to any two or more Funds in the Trust are prorated to each Fund in the Trust, except where allocations of direct expenses to each Fund can otherwise be made fairly. Expenses directly attributable to a Fund are charged to that Fund.

--------------------------------------------------------------------------------

2.   Risks Associated with Foreign Investments

Some of the Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

3.   Transactions with Affiliates

INVESTMENT ADVISOR. The Trust has an investment advisory agreement with Touchstone Advisors, Inc. (the "Advisor"), a subsidiary of Western-Southern Life Assurance Company ("Western-Southern"). Under the terms of the investment advisory agreement, each Fund pays an investment advisory fee that is computed daily and paid monthly. For the six months ended June 30, 2002, each Fund incurred investment advisory fees equal on an annual basis to the following percentages of the daily net assets of the Fund:

          Touchstone      Touchstone     Touchstone    Touchstone    Touchstone
         International     Emerging      Small Cap      Growth/       Large Cap
          Equity Fund     Growth Fund    Value Fund    Value Fund    Growth Fund
Rate         0.95%           0.80%         0.80%         1.00%          0.75%
--------------------------------------------------------------------------------
          Touchstone      Touchstone     Touchstone    Touchstone    Touchstone
          Enhanced 30     Value Plus      Growth &      Balanced     High Yield
             Fund            Fund        Income Fund      Fund          Fund
Rate         0.65%           0.75%         0.80%         0.80%         0.55%*
--------------------------------------------------------------------------------
          Touchstone      Touchstone     Touchstone
             Bond           Standby        Money
             Fund         Income Fund   Market Fund
Rate         0.55%           0.25%         0.50%
--------------------------------------------------------------------------------
* The advisory fee rate changed to 0.50% on an annualized basis effective May 1, 2002.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS continued

Subject to review and approval by the Board of Trustees, the Advisor has entered into certain sub-advisory agreements for the investment advisory services in connection with the management of each of the Funds. The Advisor (not the Fund) pays each sub-advisor a fee that is computed daily and paid monthly based on average daily net assets, for services provided. At June 30, 2002, the following sub-advisory agreements are in place:

TOUCHSTONE INTERNATIONAL EQUITY FUND         Bank of Ireland Asset Management
                                             (U.S.) Limited (effective May 1,
                                             2002)

TOUCHSTONE EMERGING GROWTH FUND              TCW Investment Management Company
                                             Westfield Capital Management
                                             Company, Inc.

TOUCHSTONE SMALL CAP VALUE FUND              Ark Asset Management Co., Inc.
                                             (effective May 1, 2002)

TOUCHSTONE GROWTH/VALUE FUND                 Mastrapasqua & Associates, Inc.

TOUCHSTONE LARGE CAP GROWTH FUND             Fort Washington Investment
                                             Advisors, Inc.

TOUCHSTONE ENHANCED 30 FUND                  Todd Investment Advisors, Inc.

TOUCHSTONE VALUE PLUS FUND                   Fort Washington Investment
                                             Advisors, Inc.

TOUCHSTONE GROWTH & Income Fund              Deutsche Investment Management
                                             Americas Inc.

TOUCHSTONE BALANCED FUND                     OpCap Advisors, Inc.

TOUCHSTONE HIGH YIELD FUND                   Fort Washington Investment
                                             Advisors, Inc.

TOUCHSTONE BOND FUND                         Fort Washington Investment
                                             Advisors, Inc.

TOUCHSTONE STANDBY INCOME FUND               Fort Washington Investment
                                             Advisors, Inc.

TOUCHSTONE MONEY MARKET FUND                 Fort Washington Investment
                                             Advisors, Inc.

Fort Washington Investment Advisors, Inc., and Todd Investment Advisors, Inc. are affiliates of the Advisor and of Western-Southern.

SPONSOR. The Trust, on behalf of each Fund, has entered into a Sponsor Agreement with the Advisor. The Advisor provides oversight of the various service providers to the Trust, including the Trust's administrator, custodian and transfer agent. The Advisor receives a fee from each Fund equal on an annual basis to 0.20% of the average daily net assets of that Fund. The Advisor has waived all fees under the Sponsor Agreement through June 30, 2002 on all Funds except for $2,079 for the Touchstone Emerging Growth Fund. The Sponsor Agreement may be terminated by the Sponsor or by the Trust on not less than 30 days prior written notice.

ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT. Under the terms of the Administration and Accounting Services Agreement between the Trust and Integrated Fund Services, Inc., (Integrated) supplies non-investment related administrative and compliance services for the Funds. Integrated supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meeting of the Board of Trustees. Integrated calculates the daily net asset value per share and maintains the financial books and records. For these services, Integrated receives a monthly fee from each Fund based on average daily net assets, subject to a minimum monthly fee. In addition, each Fund pays Integrated certain out-of-pocket expenses incurred by Integrated in obtaining valuations of such Fund's portfolio securities.

TRANSFER AGENCY AGREEMENT. Under the terms of the Transfer Agency Agreement between the Trust and Integrated, Integrated maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Each Fund will pay Integrated a monthly fee. Integrated has agreed to waive all fees under the agreement for an indefinite period of time. In addition, each Fund pays Integrated out-of-pocket expenses incurred in the performance of its services under this agreement.

TRUSTEES. Each Trustee who is not an "interested person" (as defined in the Act) of the Trust, receives an aggregate of $10,000 annually, plus $1,500 per meeting attended, as well as reimbursement for reasonable out-of-pocket expenses, from the Trust. For the six months ended June 30, 2002, the Trust incurred $23,051 in Trustee fees which was prorated to each fund.

PRIOR SERVICE AGREEMENTS. Prior to March 17, 2002, Investors Bank & Trust Company (IBT) provided fund accounting services and administrative services for the Funds. The Funds' custody fees presented on the Statements of Operations include expenses for administration and accounting and pricing services provided for the Funds by IBT. The fee is a unified fee and therefore, each expense cannot be broken out separately.

4.   Expense Reimbursements

The Advisor has agreed to waive its fees under the Sponsor Agreement or reimburse certain other fees and expenses of each Fund, such that after such waivers and reimbursements, the aggregate operating expenses of each Fund do not exceed that Fund's expense cap (the "Expense Cap"). For this purpose, operating expenses are exclusive of interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses. Each Fund's Expense Cap, as calculated on an annual basis, and as a percentage of average daily net assets of the Fund, is listed below. Also listed are the amounts of fees waived by the Advisor under the Sponsor Agreement and the amounts reimbursed by the Advisor to each Fund for the six months ended June 30, 2002:

                  Touchstone    Touchstone   Touchstone  Touchstone  Touchstone
                 International   Emerging     Small Cap   Growth/     Large Cap
                 Equity Fund    Growth Fund  Value Fund  Value Fund  Growth Fund
Voluntary
expense limit        1.25%         1.15%       1.00%       1.10%        0.95%
Sponsor
fees waived        $ 15,454      $ 32,603     $ 10,307    $  5,535    $  8,621
Amount of
reimbursement      $107,811      $ 2,918      $ 38,699    $ 42,166    $ 44,082
--------------------------------------------------------------------------------

                 Touchstone     Touchstone   Touchstone  Touchstone  Touchstone
                  Enhanced 30   Value Plus    Growth &    Balanced   High Yield
                     Fund          Fund     Income Fund     Fund        Fund
Voluntary
expense limit        0.75%         1.15%       0.85%       0.90%        0.80%
Sponsor
fees waived        $ 10,653      $  6,994     $ 33,528    $ 27,159    $ 21,784
Amount of
reimbursement      $ 44,032      $ 30,390     $ 64,819    $ 48,467    $ 27,828
--------------------------------------------------------------------------------

                   Touchstone    Touchstone      Touchstone
                      Bond         Standby      Money Market
                      Fund       Income Fund        Fund
Voluntary
expense limit         0.75%         0.50%           0.60%
Sponsor
fees waived        $ 35,132       $ 21,063        $  9,627
Amount of
reimbursement      $ 19,811       $ 25,417        $ 36,980
--------------------------------------------------------------------------------

5.   Purchases and Sales of Investment Securities

Investment transactions (excluding purchases and sales of U.S. government obligations, U.S. government agency obligations and short-term investments) for the six months ended June 30, 2002 were as follows:

                                 Touchstone        Touchstone        Touchstone        Touchstone        Touchstone
                               International        Emerging         Small Cap          Growth/          Large Cap
                                Equity Fund       Growth Fund        Value Fund        Value Fund       Growth Fund

Cost of Purchases               $ 21,159,480      $ 10,435,217      $ 12,878,411      $  2,040,844      $  3,361,254
Proceeds from sales             $ 21,674,678      $ 13,285,447      $ 12,445,856      $    976,908      $  3,279,184
--------------------------------------------------------------------------------------------------------------------

                                 Touchstone        Touchstone        Touchstone        Touchstone        Touchstone
                                  Enhanced         Value Plus         Growth &          Balanced         High Yield
                                  30 Fund             Fund          Income Fund           Fund              Fund

Cost of Purchases               $  1,448,331      $  2,904,247      $  9,726,928      $  8,915,959      $ 14,620,430
Proceeds from sales             $  1,473,240      $  2,227,257      $ 10,493,427      $ 10,025,608      $  5,965,584
--------------------------------------------------------------------------------------------------------------------

                                 Touchstone        Touchstone        Touchstone
                                    Bond            Standby         Money Market
                                    Fund          Income Fund           Fund

Cost of Purchases               $  6,469,633      $  1,711,348                --
Proceeds from sales             $  6,813,726      $  1,860,264                --
--------------------------------------------------------------------------------

Purchases and sales of U.S. government obligations (excluding short-term investments) for the six months ended June 30, 2002 were as follows:

                                 Touchstone
                                  Standby          Touchstone        Touchstone
                                   Income           Balanced            Bond
                                    Fund              Fund              Fund

Cost of Purchases               $    877,683      $  3,610,294      $ 12,750,754
Proceeds from sales             $    304,803      $  2,334,390      $ 11,047,681
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6.   Restricted Securities

Restricted securities may be difficult to dispose of and involve time-consuming negotiation and expense. Prompt sale of these securities may involve the seller taking a discount to the security's stated market value.

As of June 30, 2002, the Touchstone International Equity Fund held a restricted security valued at $111,213, representing 0.77% of net assets. Acquisition date and cost are as follows:

                                                   Acquisition Date      Cost

Samsung Electronics, 144A                              7/11/01        $   85,695

As of June 30, 2002, the Touchstone High Yield Fund held restricted securities valued at $5,864,814, representing 22.32% of net assets. Acquisition date and cost of each are as follows:

                                                   Acquisition Date      Cost

Alltrista, 144A                                        04/10/02       $   98,436
Block Communications, 144A                             04/11/02          100,000
BRL Universal Equipment, 144A                          10/16/02          251,198
Burns Philip Capital, 144A                             06/14/02          750,000
Circus & Eldor/Silver Leg, 144A                        02/22/02          398,445
Coinmach Corp., 144A                                   01/17/02          100,000
Corus Entertainment, Inc., 144A                        02/28/02          396,744
Equistar Chemical Funding, 144A                        08/16/01          350,000
Grant Prideco, 144A                                    11/06/01           72,750
Ingles Markets, 144A                                   12/04/01           99,186
Magellan Health Services, 144A                         05/23/01          595,000
Qwest Communications, 144A                             05/07/02          567,000
Tech Olympic USA, 144A                                 06/14/02          750,000
Tesoro Petroleum, 144A                                 04/03/02          300,000
Tiete Certificates Grantor Trust, 144A                 05/15/01          200,000
Transcont Gas Pipe, 144A                               06/28/02        1,170,900
--------------------------------------------------------------------------------
Total                                                                 $6,199,659

As of June 30, 2002, the Touchstone Bond Fund held a restricted security valued at $423,109 representing 1.15% of net assets. Acquisition date and cost are as follows:

                                                   Acquisition Date      Cost

Oncor Electric Delivery, 144A                          05/01/02       $  413,897

As of June 30, 2002, the Touchstone Standby Income Fund held restricted securities valued at $1,499,076 representing 7.61% of net assets. Acquisition dates and cost of each are as follows:

                                                   Acquisition Date      Cost

General Mills, 144A                                    06/19/02       $  649,030
Kinder Morgan Energy, 144A 05/30/02                     499,008
Public Service Enterprise Group, 144A                  06/12/02          349,285
--------------------------------------------------------------------------------
Total                                                  $1,497,323

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS continued

7.   Federal Tax Information

At June 30, 2002 the following Funds had available, for Federal income tax purposes, unused capital losses which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until expiration.

                                                                      Expiration
                                                   Amounts               Date

International Equity Fund                         $7,461,637          12/31/2009
Small Cap Value Fund                                 611,199          12/31/2009
Growth/Value Fund                                    234,260          12/31/2009
Large Cap Growth Fund                                652,868          12/31/2009
Enhanced 30 Fund                                     210,997          12/31/2007
                                                     117,855          12/31/2008
                                                     223,117          12/31/2009
High Yield Fund                                      357,539          12/31/2007
                                                   1,305,003          12/31/2008
                                                       1,220          12/31/2009
Bond Fund                                          1,030,887          12/31/2008
Standby Income Fund                                  104,320          12/31/2007
                                                      58,431          12/31/2008
                                                     104,616          12/31/2009

From November 1, 2001 to December 31, 2001, the following Funds incurred the following net losses. The Funds intend to elect to defer these losses and treat them as arising on January 1, 2002:

                                                    Amount

International Equity Fund                         $1,913,606
Small Cap Value Fund                                  81,042
Growth/Value Fund                                    241,556
Large Cap Growth Fund                                257,043
Growth & Income Fund                                  51,398
Balanced Fund                                         15,566
Standby Income Fund                                   14,924
Money Market Fund                                         22

As of June 30, 2002 the components of distributable earnings on a tax basis were as follows:

                               Touchstone       Touchstone      Touchstone       Touchstone       Touchstone
                             International       Emerging       Small Cap         Growth/         Large Cap
                              Equity Fund      Growth Fund      Value Fund       Value Fund      Growth Fund

Accumulated Ordinary
  Income (loss)               $   (751,439)    $  1,329,386    $   (304,562)    $   (159,944)    $   (774,761)
Undistributed Long-
  Term Gain (Loss)              (9,984,528)       1,305,128      (3,187,668)        (496,400)      (1,108,694)
Unrealized Appreciation
  (Depreciation)                (1,413,030)       2,835,858        (951,780)      (1,856,878)      (1,275,608)
--------------------------------------------------------------------------------------------------------------
Total                         $(12,148,997)    $  5,470,372    $ (4,444,010)    $ (2,513,222)    $ (3,159,063)
--------------------------------------------------------------------------------------------------------------

50
--------------------------------------------------------------------------------

                               Touchstone       Touchstone      Touchstone       Touchstone       Touchstone
                                Enhanced        Value Plus       Growth &         Balanced        High Yield
                                30 Fund            Fund        Income Fund          Fund             Fund

Accumulated Ordinary
  Income (Loss)               $   (149,824)    $   (118,419)   $  1,987,947     $    433,960     $    971,262
Undistributed Long-
  Term Gain (Loss)                (533,457)        (121,896)      1,095,917          259,551       (2,169,000)
Unrealized Appreciation
  (Depreciation)                (1,754,505)        (772,583)       (290,322)      (1,295,384)      (3,719,593)
--------------------------------------------------------------------------------------------------------------
Total                         $ (2,437,786)    $ (1,012,898)   $  2,793,542     $   (601,873)    $ (4,917,331)
--------------------------------------------------------------------------------------------------------------

                               Touchstone       Touchstone      Touchstone
                                  Bond           Standby       Money Market
                                  Fund         Income Fund         Fund

Undistributed
  Ordinary Income             $  2,888,413     $     49,630    $       (189)
Undistributed Long-
  Term Gain (Loss)                (976,048)        (611,477)             --
Unrealized Appreciation
  (Depreciation)                   266,475           74,282             (22)
----------------------------------------------------------------------------
Total                         $  2,178,840     $   (487,565)   $       (211)
----------------------------------------------------------------------------

The tax character of distributions made during the periods ended June 30, 2002 and December 31, 2001 was equal to the distributions shown in the Statements of Changes in Net Assets.

8.   Results of Special Meeting of Shareholders

On April 25, 2002, a Special Meeting of the Shareholders of the Touchstone International Equity Fund and the Touchstone Small Cap Value Fund was held (1) to approve or disapprove the selection or change of investment sub-advisors and to enter into or amend investment sub-advisory agreements without obtaining the approval of shareholders, (2) to approve or disapprove an Amended and Restated Agreement and Declaration of Trust with respect to dollar-weighted voting, (3) to approve or disapprove an Amended and Restated Agreement and Declaration of Trust with respect to future amendments, (4) to approve or disapprove an Amended and Restated Agreement and Declaration of Trust with respect to redemption, (5) to approve or disapprove an Amended and Restated Agreement and Declaration of Trust with respect to reorganization, (6) to approve or disapprove an Amended and Restated Agreement and Declaration of Trust with respect to investment in other investment companies, (7) to approve or disapprove an Amended and Restated Agreement and Declaration of Trust with respect to other changes, (8) to approve or disapprove a new sub-advisory agreement for the Touchstone International Equity Fund between Touchstone Advisors, Inc. and the Bank of Ireland Asset Management (U.S.) Limited and to approve or disapprove a new sub-advisory agreement for the Touchstone Small Cap Value Fund between Touchstone Advisors, Inc. and Ark Asset Management Co., Inc., (9) to approve or disapprove to change certain fundamental investment restrictions of the Trust with respect to borrowing money, (10) to approve or disapprove to change the fundamental investment restrictions of the Trust with respect to underwriting securities,
(11) to approve or disapprove to change certain fundamental investment restrictions of the Trust with respect to loans, (12) to approve or disapprove to change certain fundamental investment restrictions of the Trust with respect to real estate, (13) to approve or disapprove to eliminate the fundamental investment restrictions of the Trust regarding oil, gas or mineral leases, (14) to approve or disapprove to change certain fundamental investment restrictions of the Trust with respect to commodities, (15) to approve or disapprove to change certain fundamental investment restrictions of the Trust with respect to concentration of investments, (16) to approve or disapprove to

NOTES TO FINANCIAL STATEMENTS continued

change certain fundamental investment restrictions of the Trust with respect to issuing senior securities, (17) to approve or disapprove to eliminate the fundamental investment restrictions of the Trust regarding amounts invested in one issuer. The total number of shares of the Touchstone International Equity Fund and the Touchstone Small Cap Value Fund present by proxy represented
99.721% and 99.452%, respectively, of the shares entitled to vote at the meeting. Each of the proposals submitted to shareholders for both Funds were approved.

Number of Shares

                 Touchstone    Touchstone    Touchstone    Touchstone    Touchstone    Touchstone
               International   Small Cap   International   Small Cap   International   Small Cap
                   Equity        Value         Equity        Value         Equity        Value
                    Fund          Fund          Fund          Fund          Fund          Fund
                    FOR           FOR         AGAINST       AGAINST       ABSTAIN       ABSTAIN

Proposal (1)      1,977,575     1,344,223        89,352        56,590        62,363       232,648
Proposal (2)      1,983,497     1,400,655        55,457           158        90,337       232,648
Proposal (3)      1,970,766     1,344,223        78,034        56,590        80,490       232,648
Proposal (4)      2,007,155     1,344,223        31,799        56,590        90,337       232,648
Proposal (5)      1,972,311     1,400,655        78,034           158        78,945       232,648
Proposal (6)      1,972,311     1,344,223        31,799        56,590       125,181       232,648
Proposal (7)      1,923,500     1,344,223       110,242        56,590        95,549       232,648
Proposal (8)      2,042,566     1,341,097        15,894        56,432        70,830       235,933
Proposal (9)      2,007,928     1,341,097        42,418             0        78,945       292,364
Proposal (10)     2,024,955     1,341,097        25,390             0        78,945       292,364
Proposal (11)     2,006,668     1,340,939        43,677             0        78,945       292,523
Proposal (12)     2,036,872     1,340,939        25,390             0        67,029       292,523
Proposal (13)     2,012,531     1,341,097        47,189             0        69,571       292,364
Proposal (14)     2,036,981     1,341,097        22,739             0        69,571       292,364
Proposal (15)     2,000,615     1,340,939        47,189             0        81,487       292,523
Proposal (16)     2,036,872     1,341,097        24,133             0        68,286       292,364
Proposal (17)     2,017,290     1,340,939        33,056           158        78,945       292,364

On April 25, 2002, a Special Meeting of Shareholders of the Touchstone Growth and Income Fund was held to approve or disapprove a new sub-advisory agreement between Touchstone Advisors, Inc. and Zurich Scudder Investments, Inc. with respect to the Fund. The total number of shares of the Fund present by proxy represented 99.976% of the shares entitled to vote at the meeting. The proposal submitted to shareholders was approved with 2,861,462 shares voting in favor, 290,324 shares voting against, and 208,473 shares abstaining.

Underwriter for Touchstone Variable Annuities
---------------------------------------------
Western-Southern Life Assurance Company
400 Broadway
Cincinnati, Ohio 45202

Distributor for Touchstone Variable Annuities
---------------------------------------------
Touchstone Securities, Inc.
221 East Fourth Street, Suite 300
Cincinnati, Ohio 45202
800.638.8194  Broker-Dealers
800.285.2858  Financial Institutions

                           LOGO
                               TOUCHSTONE
                               -------------------------------------------------
                               THE MARK OF EXCELLENCE IN INVESTMENT MANAGEMENTTM

                                                            RETIRE ON YOUR TERMS
                                                             VARIABLE ANNUITIES


TVST Small Cap Value                                                                                                    Appendix C
Pro Forma Combining
Portfolio of Investments                               PRO FORMA FINANCIAL STATEMENTS
December 31, 2002
(Unaudited)                                                                               Pro Forma              Pro Forma
                             Legends Third Avenue Value      TVST Small Cap              Adjustments             Combined
                              Shares/Par  Market Value  Shares/Par  Market Value Shares/Par Market Value  Shares/Par  Market Value
                              ------------------------  ------------------------ ----------------------- -------------------------

Common Stocks and Equity
 Interests

Basic Materials

  Special Chemicals
    Cytec Industries, Inc.                $          -         4,500 $   122,760        -           -        4,500    $    122,760
                                          ------------               -----------                                      ------------

Energy
  Oil, Integrated Majors
    Nabors Industries, Inc.        25,000      881,750                                  -           -       25,000         881,750
    Helmerich & Payne Inc.                                     4,500     125,595        -           -        4,500         125,595
    Tesoro Petroleum Corp                                     18,400      83,168        -           -       18,400          83,168
                                          ------------               -----------                                      ------------
                                               881,750                   208,763                                         1,090,513

  Oilfield Equipment
    Seacor Smit, Inc.                                          2,300     102,350        -           -        2,300         102,350
                                          ------------               -----------                                      ------------

  Pipelines
    Shaw Group Inc.                                            8,200     134,890        -           -        8,200         134,890
                                          ------------               -----------                                      ------------

Industrial
  Containers and Packaging
    Owens Illinois Inc.                                        5,800      84,564        -           -        5,800          84,564
                                          ------------               -----------                                      ------------

  Electrical Components
    Pioneer Standard
    Electronics                                                8,800      80,784        -           -        8,800          80,784
    American Power
     Conversion                   107,800    1,633,170                                  -           -      107,800       1,633,170
    AVX Corp.                     102,700    1,006,460                                  -           -      102,700       1,006,460
    Bel Fuse, Inc.                 10,100      203,515                                  -           -       10,100         203,515
    Ciena Corporation             112,500      578,250                                  -           -      112,500         578,250
    FSI International, Inc.       102,700      462,150                                  -           -      102,700         462,150
    Kemet Corporation             111,300      972,761                                  -           -      111,300         972,761
    Tellabs, Inc.                 114,000      828,780                                  -           -      114,000         828,780
    TriQuint
     Semiconductor, Inc.           82,300      348,952                                  -           -       82,300         348,952
                                          ------------               -----------                                      ------------
                                             6,034,038                    80,784                                         6,114,822

  Industrial and Commercial
   Serv.
    Applied Materials, Inc.        30,000      390,900                                  -           -       30,000         390,900
    Comverse Technology, Inc.      95,300      954,906                                  -           -       95,300         954,906
    Credence Systems Corp.        105,900      981,799                                  -           -      105,900         981,799
    CyberOptics Corporation        15,000       71,430                                  -           -       15,000          71,430
    Electro Scientific
     Industry, Inc.                57,800    1,156,000                                  -           -       57,800       1,156,000
    Parexel International Corp.    28,800      317,088                                  -           -       28,800         317,088
    Allete Inc.                                                9,100     206,388        -           -        9,100         206,388
    Jacobs Engineering Group                                   2,200      78,320        -           -        2,200          78,320
    United Rentals, Inc.                                      10,400     111,904        -           -       10,400         111,904
                                          ------------               -----------                                      ------------
                                             3,872,123                   396,612                                         4,268,735

  Industrial Diversified
    Pentair Inc.                                               3,800     131,290        -           -        3,800         131,290
                                          ------------               -----------                                      ------------

  Transportation Equipment
    Gatx Corp.                                                 3,800      86,716        -           -        3,800          86,716
                                          ------------               -----------                                      ------------

  Trucking
    US Freightways Corp                                        3,700     106,375        -           -        3,700         106,375
                                          ------------               -----------                                      ------------

  Railroad Transportation
    CSX Corporation                10,600      300,086                                  -           -       10,600         300,086
                                          ------------               -----------                                      ------------

Consumer, Cyclical
  Advertising
    Valassis Comm. Inc.                                        2,800      82,404        -           -        2,800          82,404
                                          ------------               -----------                                      ------------

  Automobile Mfg.
    Tower Automotive Inc.                                     13,200      59,400        -           -       13,200          59,400
    Toyota Industries             110,000    1,652,847                                  -           -      110,000       1,652,847
                                          ------------               -----------                                      ------------
                                             1,652,847                    59,400                                         1,712,247


TVST Small Cap Value                                                                                                    Appendix C
Pro Forma Combining                                                                                                    (Continued)
Portfolio of Investments                               PRO FORMA FINANCIAL STATEMENTS
December 31, 2002
(Unaudited)                                                                               Pro Forma              Pro Forma
                             Legends Third Avenue Value      TVST Small Cap              Adjustments             Combined
                              Shares/Par  Market Value  Shares/Par  Market Value Shares/Par Market Value  Shares/Par  Market Value
                              ------------------------  ------------------------ ----------------------- -------------------------

  Automobile Parts
    Borg-Warner Automotive Inc.           $          -         1,400 $    70,588        -           -        1,400    $     70,588
    Cooper Tire & Rubber Co.                                   6,200      95,108        -           -        6,200          95,108
                                          ------------               -----------                                      ------------
                                                                         165,696                                           165,696
  Casinos
    Gtech Holdings Corp                                        7,900     220,094        -           -        7,900         220,094
                                          ------------               -----------                                      ------------

  Home Construction
    Beazer Homes USA, Inc.                                     1,500      90,900        -           -        1,500          90,900
                                          ------------               -----------                                      ------------

  Home Furnishings/Appl.
    Furniture Brands Intl Inc.                                 4,300     102,555        -           -        4,300         102,555
    Pier 1 Imports Inc./Del                                    9,200     174,156        -           -        9,200         174,156
                                          ------------               -----------                                      ------------
                                                                         276,711                                           276,711

  Other Recreation
   Callaway Golf Company                                     12,400     164,300         -           -       12,400         164,300
                                          ------------               -----------                                      ------------

  Restaurants
    CBRL Group, Inc.                                           3,700     111,481        -           -        3,700         111,481
    Jack in the Box, Inc.                                      2,800      48,412        -           -        2,800          48,412
    Rare Hospitality Intl                                      4,400     121,528        -           -        4,400         121,528
                                          ------------               -----------                                      ------------
                                                                         281,421                                           281,421

  Retailers, Apparel
    Wolverine World Wide                                       9,100     137,501        -           -        9,100         137,501
    Zale Corp.                                                 4,000     127,600        -           -        4,000         127,600
                                          ------------               -----------                                      ------------
                                                                         265,101                                           265,101

Consumer, Non-Cyclical
  Beverages
    Constellation Brands - A                                   4,600     109,066        -           -        4,600         109,066
    Robert Mondavi Corp. Cl. A                                 2,100      65,100        -           -        2,100          65,100
                                          ------------               -----------                                      ------------
                                                                         174,166                                           174,166

  Consumer Services
    Brascan Corporation            81,800    1,676,900                                  -           -       81,800       1,676,900
    Capital Southwest Corp.         9,500      476,995                                  -           -        9,500         476,995
    Hutchison Whampoa Ltd.        280,000    1,752,098                                  -           -      280,000       1,752,098
    Investor AB                   172,500    1,035,024                                  -           -      172,500       1,035,024
    Kroger Equity, Inc.            40,000      624,000                                  -           -       40,000         624,000
    Prime Group Realty Trust       20,000       92,200                                  -           -       20,000          92,200
    ProLogis                        5,753      144,688                                  -           -        5,753         144,688
    Westwood Holdings Group,       11,275      151,198                                  -           -       11,275         151,198
    Acxiom Corporations                                        7,800     119,964        -           -        7,800         119,964
    NCO Group, Inc.                                            6,900     110,055        -           -        6,900         110,055
    Reynolds & Reynolds Cl. A                                  5,400     137,538        -           -        5,400         137,538
                                          ------------               -----------                                      ------------
                                             5,953,103                   367,557                                         6,320,660

  Food
    Dean Foods Co                                              1,200      44,520        -           -        1,200          44,520
    Ralcorp Holdings Inc.                                      5,800     145,812        -           -        5,800         145,812
                                          ------------               -----------                                      ------------
                                                                         190,332                                           190,332

  Food Retailers
    CEC Entertainment Inc.                                     4,700     144,290        -           -        4,700         144,290
                                          ------------               -----------                                      ------------

  Health Care Providers
    Mid Atlantic Med Svs                                       2,600      84,240        -           -        2,600          84,240
    Renal Care Group, Inc.                                     7,100     224,644        -           -        7,100         224,644
                                          ------------               -----------                                      ------------
                                                                         308,884                                           308,884

  Household Products (Non-Durable)
    Church & Dwight Co., Inc.                                  3,200      97,376        -           -        3,200          97,376
                                          ------------               -----------                                      ------------


TVST Small Cap Value                                                                                                    Appendix C
Pro Forma Combining                                                                                                    (Continued)
Portfolio of Investments                               PRO FORMA FINANCIAL STATEMENTS
December 31, 2002
(Unaudited)                                                                               Pro Forma              Pro Forma
                             Legends Third Avenue Value      TVST Small Cap              Adjustments             Combined
                              Shares/Par  Market Value  Shares/Par  Market Value Shares/Par Market Value  Shares/Par  Market Value
                              ------------------------  ------------------------ ----------------------- -------------------------

  Medical Supplies
    Dentsply Intl Inc.                    $          -         2,600 $    96,822        -           -        2,600   $      96,822
    Henry Schein, Inc.                                         1,900      85,500        -           -        1,900          85,500
    Mentor Corp/Minn                                           2,700     103,950        -           -        2,700         103,950
    Orthodontic Cntrs of Amer                                 14,300     156,013        -           -       14,300         156,013
    Owens & Minor Inc. Holding                                 6,200     101,804        -           -        6,200         101,804
                                          ------------               -----------                                      ------------
                                                                         544,089                                           544,089
  Pharmaceuticals
    Albany Molecular Research                                  5,200      76,913        -           -        5,200          76,913
    Covance Inc.                                               3,200      78,688        -           -        3,200          78,688
                                          ------------               -----------                                      ------------
                                                                         155,601                                           155,601

Technology
  Communications, w/ AT&T
    Andrew Corp                                                6,900      70,932        -           -        6,900          70,932
                                          ------------               -----------                                      ------------

  Communications, w/o AT&T
    Adtran, Inc.                                               4,100     134,890        -           -        4,100         134,890
    Anixter Intl Inc                                           6,200     144,150        -           -        6,200         144,150
    Tetra Tech Inc.                                           14,800     180,560        -           -       14,800         180,560
                                          ------------               -----------                                      ------------
                                                                         459,600                                           459,600

  Computers & Information w/o IBM
    Advanced Digital Info                                     11,300      75,823        -           -       11,300          75,823
    Autodesk Inc.                                             11,400     163,020        -           -       11,400         163,020
                                          ------------               -----------                                      ------------
                                                                         238,843                                           238,843

  Semiconductor & Related
    Cable Design Technologies                                 11,500      67,850        -           -       11,500          67,850
    Photronic Inc.                                             6,900      94,530        -           -        6,900          94,530
                                          ------------               -----------                                      ------------
                                                                         162,380                                           162,380

  Software & Processing
    American Management System                                 5,100      61,149        -           -        5,100          61,149
    Electronics for Imaging                                    6,500     105,697        -           -        6,500         105,697
    Hyperion Solutions Corp.                                   3,800      97,546        -           -        3,800          97,546
                                          ------------               -----------                                      ------------
                                                                         264,392                                           264,392

Financial Services
  Banks, Major
    City National Corp.                                        1,800      79,182        -           -        1,800          79,182
                                          ------------               -----------                                      ------------

  Financial Services, Diversified
    Financial Federal Corp.                                    2,200      55,286        -           -        2,200          55,286
    Hudson United Bancorp                                      5,800     180,380        -           -        5,800         180,380
                                          ------------               -----------                                      ------------
                                                                         235,666                                           235,666

  Insurance, Full Line
    Fidelity Nat'l Financial                                   3,980     130,663        -           -        3,980         130,663
    PMI Group, Inc.                                            3,700     111,148        -           -        3,700         111,148
                                          ------------               -----------                                      ------------
                                                                         241,811                                           241,811

  Insurance, P & C
    AIOI Insurance Company Ltd.   189,000      364,334                                  -           -      189,000         364,334
    Arch Capital Group Ltd.        50,000    1,558,500                                  -           -       50,000       1,558,500
    Millea Holdings, Inc.          54,500    1,918,400                                  -           -       54,500       1,918,400
    Mony Group, Inc.               53,200    1,273,608                                  -           -       53,200       1,273,608
    Phoenix Companies, Inc.        60,000      456,000                                  -           -       60,000         456,000
    Radian Group, Inc.             33,000    1,225,950                                  -           -       33,000       1,225,950
    First American Finl Corp       10,000      222,000         7,300     162,060        -           -       17,300         384,060
    HCC Insurance Holdings                                     8,100     199,260        -           -        8,100         199,260
    RLI Corporation                                            1,100      30,690        -           -        1,100          30,690
                                          ------------               -----------                                      ------------
                                             7,018,792                   392,010                                         7,410,802


TVST Small Cap Value                                                                                                    Appendix C
Pro Forma Combining                                                                                                    (Continued)
Portfolio of Investments                               PRO FORMA FINANCIAL STATEMENTS
December 31, 2002
(Unaudited)                                                                               Pro Forma              Pro Forma
                             Legends Third Avenue Value      TVST Small Cap              Adjustments             Combined
                              Shares/Par  Market Value  Shares/Par  Market Value Shares/Par Market Value  Shares/Par  Market Value
                              ------------------------  ------------------------ ----------------------- -------------------------

  Real Estate Inv.
    Catellus Development Corp.     58,300 $  1,157,255               $         -        -           -       58,300    $  1,157,255
    Forest City
     Enterprises, Inc.             42,000    1,400,700                                  -           -       42,000       1,400,700
    The St. Joe Company            34,700    1,041,000                                  -           -       34,700       1,041,000
    Indymac Mortgage Holdings                                  9,200     170,108        -           -        9,200         170,108
                                          ------------               -----------                                      ------------
                                             3,598,955                   170,108                                         3,769,063

  S & L
    Instinet Group, Inc.          161,800      684,414                                  -           -      161,800         684,414
    Legg Mason, Inc.               37,500    1,820,250                                  -           -       37,500       1,820,250
    Southwest Securities
      Group                        33,100      448,836                                  -           -       33,100         448,836
    Astoria Financial Corp                                     5,300     143,895        -           -        5,300         143,895
    Roslyn Bancorp Inc                                         5,000      90,150        -           -        5,000          90,150
    Washington Federal Inc.                                    5,100     126,735        -           -        5,100         126,735
                                          ------------               -----------                                      ------------
                                             2,953,500                   360,780                                         3,314,280

Utilities
  Electric Utilities
    Dycom Industries Inc.                                      7,100      94,075        -           -        7,100          94,075
    Quanta Services, Inc.                                     16,600      58,100        -           -       16,600          58,100
                                          ------------               -----------                                      ------------
                                                                         152,175                                           152,175

  Gas Companies
    PNM Resources Inc.                                         3,600      85,752        -           -        3,600          85,752
    WGL Holdings Inc.                                          3,400      81,328        -           -        3,400          81,328
                                          ------------               -----------                                      ------------
                                                                         167,080                                           167,080

                                          ------------               -----------                                      ------------
Total Common Stocks and Equity
 Interests                                  32,265,194                 8,038,385                    -                   40,303,579
                                          ------------               -----------                                      ------------

Corporate Bonds
  Communications
    Worldcom, Inc. 6.95%
     08/15/28                   1,500,000      360,000                                  -           -    1,500,000         360,000
                                          ------------               -----------                                      ------------

  Stone Clay & Glass Products
    USG Corp. 9.25% 09/15/01    1,250,000    1,031,250                                  -           -    1,250,000       1,031,250
    USG Corp. 8.50% 08/01/05    1,000,000      825,000                                  -           -    1,000,000         825,000
                                          ------------               -----------                                      ------------
                                             1,856,250                                                                   1,856,250

                                          ------------               -----------                                      ------------
Total Corporate Bonds                        2,216,250                                              -                    2,216,250
                                          ------------               -----------                                      ------------
Cash Equivalents
  Repurchase Agreement
    State Street Bank 0.25%
     01/02/03                   4,845,704    4,845,704                                  -           -    4,845,704       4,845,704
                                          ------------               -----------                                      ------------

                                          ------------               -----------                                      ------------
Total Cash Equivalents                       4,845,704                                                                   4,845,704
                                          ------------               -----------                                      ------------
    ------------------------------------------------------------------------------------------------------------------------------
    Total Investments at Market           $ 39,327,148               $ 8,038,385                    -                 $ 47,365,533
    Total Investments at Cost             $ 45,354,487               $ 9,608,544                    -                 $ 54,963,031
                                          ------------               -----------                                      ------------
-----------------------------------

TVST Small Cap Value Fund                                                                                                Appendix C
Pro Forma Combining                               PRO FORMA FINANCIAL STATEMENTS                                         (continued)
Statement of Assets and Liabilities
December 31, 2002
(Unaudited)

                                                     Legends            TVST Small
                                                  Third Avenue           Cap Value         Pro Forma              Pro Forma
                                                   Value Fund              Fund           Adjustments             Combined
                                                  --------------       --------------    --------------    ------------------------
Assets

Investments, at cost                               $ 45,354,487         $  9,608,544      $          -      $           54,963,031
                                                  ==============       ==============    ==============    ========================
Investments, at market value                       $ 39,327,148         $  8,038,385      $          -      $           47,365,533
Cash                                                          -              213,998                 -                     213,998
Receivable for Fund shares sold                               -                   61                 -                          61
Dividend and interest receivable                         22,635                4,600                 -                      27,235
Receivable from Investment Advisor                        8,081                    -                 -                       8,081
                                                  --------------       --------------    --------------    ------------------------
     Total Assets                                    39,357,864            8,257,044                 -                  47,614,908
                                                  --------------       --------------    --------------    ------------------------

Liabilities

Payable for Fund shares redeemed                              -                1,250                 -                       1,250
Cash overdraft                                           41,969                    -                 -                      41,969
Advisory and distribution fees payable                        -                2,251                 -                       2,251
Accrued expenses and other liabilities                   52,283               27,326                 -                      79,609
                                                  --------------       --------------    --------------    ------------------------
     Total Liabilities                                   94,252               30,827                 -                     125,079
                                                  --------------       --------------    --------------    ------------------------
Net Assets                                         $ 39,263,612         $  8,226,217      $          -      $           47,489,829
                                                  ==============       ==============    ==============    ========================

Analysis of Net Assets

Accumulated paid in capital                        $ 46,510,724         $ 14,067,692      $          -      $           60,578,416
Undistributed net investment income                      94,594              (16,708)                -                      77,886
Accumulated net realized loss on investments         (1,314,367)          (4,254,608)                -                  (5,568,975)
Unrealized depreciation on investments               (6,027,339)          (1,570,159)                -                  (7,597,498)
                                                  --------------       --------------    --------------    ------------------------
Net Assets                                         $ 39,263,612         $  8,226,217      $          -      $           47,489,829
                                                  ==============       ==============    ==============    ========================

Outstanding Shares:
-------------------
Class A/Financial Intermediary(A)                     2,930,106            1,628,413        (1,014,502)                  3,544,017
                                                  ==============       ==============    ==============    ========================

Net Asset Value Per Share:
--------------------------
Class A/Financial Intermediary(A)                        $13.40                $5.05                                        $13.40
                                                  ==============       ==============    ==============    ========================

(A)Class A shares of Target Fund are exchanged for new shares of Acquiring Fund, to be established upon consummation of the merger.

                                                                                                                          Appendix C
                                                                                                                         (Continued)

TVST Small Cap Value Fund                                                                               Net assets=      47,489,829
Pro Forma Combining
Statement of Operations
For the Twelve Months Ended December 31, 2002
(Unaudited)

                                                       Legends          TVST Small                                    (Basis Points)
                                                    Third Avenue        Cap Value                           Pro Forma    Pro Forma
                                                     Value Fund            Fund           Adjustments        Combined    Combined
                                                   ---------------    ---------------   ----------------   -------------------------
Investment Income
Dividend income                                     $     575,671      $  71,975         $            -     $     647,646
Interest income                                            45,063          3,864                      -            48,927
Other income                                                5,424              -                      -             5,424
Less foreign tax withheld                                 (23,529)             -                      -           (23,529)
                                                   ---------------    ---------------   ----------------   ---------------
          Total Income                                    602,629         75,839                      -           678,468
                                                   ---------------    ---------------   ----------------   ---------------


Expenses
Management fees                                           287,886             74,095             17,938 (A)       379,919    0.8000%
Administration fees                                             -             22,683              6,117 (A)        28,800    0.0606%
Accounting & Pricing fees                                       -             15,122              4,078 (A)        19,200    0.0404%
Audit and legal fees                                       32,587             11,001            (21,586)(B)        22,002    0.0463%
Custodian fees                                            119,584 (E)         40,000           (109,389)(A)        50,195    0.1057%
Directors/Trustees fees                                    17,651              2,000            (15,651)(C)         4,000    0.0084%
Registration fees                                          10,073                  3            (10,070)(B)            6     0.0000%
Pricing expenses                                                -              2,000              2,000 (C)         4,000    0.0084%
Sponsor fees                                                    -             18,524             76,456 (A)        94,980    0.2000%
Other expenses                                             10,514               (578)            (9,436)(D)           500    0.0011%
                                                   ---------------    ---------------   ----------------   -------------------------
                                                          478,295            184,850            (59,543)          603,602    1.2710%
Fees waived                                                     -            (92,303)           (12,656)(A)      (104,959)  -0.2210%
                                                   ---------------    ---------------   ----------------   -------------------------
          Total expenses, net of fees waived              478,295             92,547            (72,199)          498,643    1.0500%

                                                   ---------------    ---------------   ----------------   ---------------
Net Investment Income (Loss)                              124,334            (16,708)            72,199           179,825

                                                                                                   -
                                                                                        ----------------
Net Realized and Unrealized Gain (Loss) on
 Investments and Foreign Currency
Realized loss on investments                           $ (425,168)      $ (3,436,408)               $ -      $ (3,861,576)
Realized gain on foreign currency transactions                704                  -                  -               704
Change in unrealized appreciation/depreciation
     on investments                                    (8,423,234)           858,017                  -        (7,565,217)
                                                   ---------------    ----------------------------------------------------
Net Realized and Unrealized Loss on Investments        (8,847,698)        (2,578,391)                 -       (11,426,089)

                                                   ---------------    ---------------   ----------------   ---------------
Change in Net Assets Resulting from Operations      $  (8,723,364)     $  (2,595,099)    $       72,199     $ (11,246,264)
                                                   ===============    ===============   ================   ===============

  (A)Based on contract in effect for the surviving fund.
  (B)Decrease due to the elimination of duplicative expenses achieved by merging the funds.
  (C)Based on director compensation plan for the surviving fund.
  (D)Includes shareholder report printing and Insurance expense.
  (E)For Legends Fund includes Custody, Accounting and Administration fees.

Touchstone Variable Series Trust
Third Avenue Value Fund
Pro forma Notes to Combining Financial Statements
December 31, 2002
(Unaudited)



Description of the Fund
                  The Acquiring Fund, Legends Third Avenue Value Portfolio, is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

Basis of Combination
                  The accompanying unaudited pro forma financial statements are presented to show the effect of the transfer of assets and liabilities of the non-surviving fund, the Touchstone Variable Series Trust Small Cap Value Fund, in exchange for shares of the surviving fund (for purposes of maintaining the financial statements and performance), the Legends Third Avenue Value Portfolio, as if such combination had taken place as of January 1, 2002.

                  Under the terms of the Plan of Reorganization, the combination of the surviving and non-surviving funds will be accounted for by the method of accounting for tax-free mergers of investment companies. The statement of assets and liabilities and the related statement of operations of the surviving and non-surviving funds have been combined as of and for the twelve months ended December 31, 2002. In accordance with accounting principles generally accepted in the United States, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.

                  At the time of the combination, the combined fund will change its name to the Touchstone Variable Series Trust Third Avenue Value Fund and shares of the surviving fund will actually represent shares of the Touchstone Variable Series Trust Third Avenue Value Fund.

                  The accompanying pro forma financial statements should be read in conjunction with the historical financial statements of the funds included or incorporated by reference in the Statement of Additional Information.

                  The following notes refer to the accompanying pro forma financial statements as if the above-mentioned combination had taken place as of January 1, 2002.

Portfolio Valuation
                  Equity securities listed on national securities  exchanges are valued at the last sale price as of the close of business on the day the securities are being valued. Listed securities not traded on a particular day and securities traded in the over-the-counter market are valued at the mean between the closing bid and ask prices quoted by brokers or dealers that make markets in the securities. In the absence of readily available market quotations, securities are valued at fair value under procedures established by and under the general supervision of the Board of Trustees.

                  Fixed income securities generally are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. Fixed income securities having a maturity of less than 60 days are valued at amortized cost.

Capital Shares
                  The pro forma net asset value per share assumes the issuance of shares of Acquiring Fund that would have been issued at December 31, 2002, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of Target Fund, as of December 31, 2002, divided by the net asset value per share of the shares of Acquiring Fund as of December 31, 2002. The pro forma number of shares outstanding for the combined fund consists of the following at December 31, 2002:


        Shares of             Additional Shares          Total Outstanding
      Acquiring Fund           Assumed Issued                 Shares
     Pre-Combination          In Reorganization          Post-Combination
     ---------------          -----------------          ----------------

        2,930,106                  613,911                   3,544,017


Federal Income Taxes
                  Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

                        TOUCHSTONE VARIABLE SERIES TRUST

                                     PART C

                                OTHER INFORMATION


Item 15. Indemnification.

         The response to this item is incorporated by reference to "Liability and Indemnification of Trustees" under the caption "Comparative Information on Shareholders' Rights" in Part A of this Registration Statement.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         The Registrant, its Trustees and Officers, its investment adviser, and persons affiliated with them are insured under a policy of insurance maintained by the Registrant and its investment adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been adjudicated or may be established or who willfully fails to act prudently.

         The Investment Advisory Agreement with Touchstone Advisors, Inc. (the "Advisor") provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations under the Agreement.

Item 16. Exhibits:

1. Amended and Restated Agreement and Declaration of Trust. Incorporated by reference to Post-Effective Amendment No. 17 to Touchstone Variable Series Trust's Registration Statement, Registration No. 033-76566 ("Form N-1A Registration Statement"), filed with the SEC on January 31, 2003
("Post-Effective Amendment No. 17").

2. Amended and Restated Bylaws. Incorporated by reference to Post-Effective Amendment No. 17.

3. Not applicable.

4. Agreement and Plan of Reorganization. Exhibit A to the Prospectus contained in Part A of this Registration Statement.

5. None other than as set forth in Exhibits 1 and 2.

6(a). Amended and Restated Investment Advisory Agreement between Touchstone Advisors, Inc. and Touchstone Variable Series Trust. Incorporated by reference to Post-Effective Amendment No. 10 to the Form N-1A Registration Statement, filed with the SEC on February 12, 1999.

6(b). Amendment No. 1 to Amended and Restated Investment Advisory Agreement. Incorporated by reference to Post-Effective Amendment No. 11 to the Form N-1A Registration Statement filed with the SEC on April 30, 1999.

6(c). Sub-Advisory Agreement between Third Avenue Management LLC and Touchstone Advisors, Inc. with respect to the Touchstone Small Cap Value Fund. Incorporated by reference to Post-Effective Amendment No. 17.

7. Form of Distribution Agreement between Touchstone Securities, Inc. and Touchstone Variable Series Trust. Incorporated by reference to Post-Effective Amendment No. 17.

8. Trustee Deferred Compensation Plan. Incorporated by reference to Post-Effective Amendment No. 14 to the Form N-1A Registration Statement filed with the SEC on April 27, 2001.

9. Form of Custodian Agreement between Brown Brothers Harriman & Co. and Touchstone Variable Series Trust. Incorporated by reference to Post-Effective Amendment No. 17.

10. Not applicable.

11. Opinion and consent of Sullivan & Worcester LLP. Filed herewith.

12. Tax opinion and consent of Sullivan & Worcester LLP. To be filed by amendment.

13. Not applicable.

14(a). Consent of Ernst & Young LLP with respect to Third Avenue Value Portfolio. Filed herewith.

14(b). Consent of Ernst & Young LLP with respect to Touchstone Small Cap Value Fund. Filed herewith.

15. Not applicable.

16. Powers of Attorney. Incorporated by reference to Post-Effective Amendment No. 13 to the Form N-1A Registration Statement filed with the SEC on February 15, 2001 and to Post-Effective Amendment No. 17.

17. Form of Proxy and Voting Instructions. Filed herewith.


Item 17. Undertakings.

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) The undersigned Registrant agrees to file a post-effective amendment to this Registration Statement which will include the tax opinion required by Item 16.12.

                                   SIGNATURES

         As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Cincinnati and State of Ohio on the 30th day of January, 2003.

                                   TOUCHSTONE VARIABLE SERIES TRUST

                                   By:      /s/ Patrick T. Bannigan
                                            -------------------------
                                            Name: Patrick T. Bannigan
                                            Title: President and Chief Executive
                                            Officer

         As required by the Securities Act of 1933, the following persons have signed this Registration Statement in the capacities indicated on the 30th day of January, 2003.

Signatures                          Title

/s/Scott A. Englehart               Treasurer (Principal Financial Officer
---------------------------         and Principal Accounting Officer)
Scott A. Englehart

/s/ John F. Barrett*                Trustee
--------------------
John F. Barrett

/s/ J. Leland Brewster II *         Trustee
---------------------------
J. Leland Brewster II

/s/ William O. Coleman*             Trustee
---------------------------
William O. Coleman

/s/ Phillip R. Cox*                 Trustee
-------------------
Phillip R. Cox

/s/ H. Jerome Lerner*               Trustee
---------------------
H. Jerome Lerner

/s/ Jill T. McGruder*               Trustee
---------------------
Jill T. McGruder

/s/ Oscar P. Robertson*             Trustee
----------------------
Oscar P. Robertson

/s/ Robert E. Stautberg*            Trustee
----------------------
Robert E. Stautberg

/s/ John P. Zanotti*                Trustee
--------------------
John P. Zanotti

*By: /s/Tina D. Hosking
    --------------------
         Tina D. Hosking
         Attorney-in-fact

                                                       EXHIBIT INDEX






         Exhibit
            No.

         11    Opinion and consent of Sullivan & Worcester LLP.

         14(a) Consent of Ernst & Young LLP with respect to Third Avenue Value Portfolio.

         14(b) Consent of Ernst & Young LLP with respect to Touchstone Small Cap Value Fund.

         17    Form of proxy and voting instructions.